UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2014
Date of reporting period: January 1, 2015 – June 30, 2015

Item 1.  Reports to Shareholders.

JUNE 30, 2015

2015 Semiannual
Review and Report to Shareholders

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Select Fund I

Royce Small-Cap Value Fund (formerly Royce Value Fund)

Royce Smaller-Companies Growth Fund (formerly Royce Value Plus Fund)

Royce 100 Fund

Royce Micro-Cap Discovery Fund

Royce Dividend Value Fund

Royce Micro-Cap Opportunity Fund (formerly Royce Opportunity Select Fund)

Royce Special Equity Multi-Cap Fund

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance and Expenses	6

U.S. Small-Cap Market Cycle and Risk Adjusted Performance	7

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Pennsylvania Mutual Fund	8

Royce Micro-Cap Fund	10

Royce Premier Fund	12

Royce Low-Priced Stock Fund	14

Royce Total Return Fund	16

Royce Heritage Fund	18

Royce Opportunity Fund	20

Royce Special Equity Fund	22

Royce Select Fund I	24

Royce Small-Cap Value Fund (formerly Royce Value Fund)	26

Royce Smaller-Companies Growth Fund (formerly Royce Value Plus Fund)	28

Royce 100 Fund	30

Royce Micro-Cap Discovery Fund	32

Royce Dividend Value Fund	34

Royce Micro-Cap Opportunity Fund (formerly Royce Opportunity Select Fund)	36

Royce Special Equity Multi-Cap Fund	38

Schedules of Investments and Financial Statements	40

Notes to Financial Statements	106

Understanding Your Fund’s Expenses	120

Trustees and Officers	122

Board Approval of Investment Advisory Agreements	123

Notes to Performance and Other Important Information	126

Results of Shareholders Meeting	127

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Letter to Our Shareholders

“THE TIME IS OUT OF JOINT”

Anyone reestablishing contact with the wider world at the end of June would no doubt be pleased by the numbers that guide the financial and economic parts of our lives. The economy, following a first-quarter stumble in which GDP is estimated to have grown by 0.6%, appears once again to be growing at a faster clip. One could argue that its pace could be livelier, but healthy employment numbers, improving wages, and robust housing and auto markets would seem to promise a quickening in the coming months. Inflation is, for now, not a matter of great concern. Interest rates remain low—and will remain that way on an absolute basis, even with an increase (or two) in short-term rates likely before the end of 2015. And a Fed-led increase in short rates may cause long-term rates to back up as well, which would be bad news for the bond markets, though perhaps not for stocks.

One could find positive developments in the equity markets through the first half of the year—or so it would seem. Returns for each of the major domestic indexes were in the black through the end of June, while a welcome recovery finally arrived for many non-U.S. stocks in the year’s first six months. Three- and five-year average annualized returns for the small-cap Russell 2000
Index, the Nasdaq Composite, and the large-cap Russell 1000 and S&P 500 Indexes all topped 17%, well above the rolling three- and five-year historical averages for each index. It would appear that we are living through good times for the economy and possibly great ones for equities.

Why, then, have we purloined a line from Hamlet to introduce our own take on stocks in the first half, one in which the titular protagonist warns of a troubling dislocation in the world around him? Some of the reasons are clear enough: Positive results for the first half notwithstanding, global equities were rocked by the highly publicized Greek default late in June. On the second-to-last trading day of the first half, many stocks gave away most, if not all, of their second-quarter gains. Markets in China faced arguably even more significant problems, considering how much larger and more important that nation’s economy is to the world compared to that of Greece. Chinese stocks plummeted 30% in the three weeks leading up to our Independence Day, making what seemed like a typical correction in June far more worrisome. A cut in interest rates and more relaxed rules for margin trading—both hastily put in place late in June—did little to stem the tide of selling.

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LETTER TO OUR SHAREHOLDERS

The small-cap market has thus moved from the tightly correlated markets of 2011-2013 into a new phase of wide divergence and constricted leadership. From our perspective, then, the market is indeed out of joint.

Closer to home, there is the matter of how thoroughly disjointed results were for domestic equities. Large-cap returns, for example, were paltry—as can be seen from the table below—brought even lower by the Greek drama that ushered out the month of June. Performance for small-caps and the Nasdaq looked appreciably better, but in each case looks are almost assuredly deceiving. Health Care was by far the dominant sector in every market cap range, from micro to large, that Russell Investments tracks. Yet the rule in the first half seemed to be the smaller—and more growth-driven—the company, the loftier the results, especially if it was involved in biotech, the industry that has reigned supreme within the Russell 2000 over much of the last two years. This has had the effect of creating decidedly narrow market leadership within the small-cap space. Outside of biotech, strong first-half performances were mostly limited to a handful of other Health Care industries, software companies, and a few outliers such as construction materials and tobacco. The small-cap market has thus moved from the tightly correlated markets of 2011-2013 into a new phase of wide divergence and constricted leadership. From our perspective, then, the market is indeed out of joint.
“MORE THINGS IN HEAVEN AND EARTH...”

We have actually been arguing that the market has been disjointed for some time now. Fed policies designed to keep the economy and capital markets above water, which included multiple rounds of QE and keeping interest rates at or near zero, had other, unintended consequences that had an outsized effect on the small-cap market. For example, it became both easy and affordable for businesses to add debt, essentially eroding the risk differential between lower-and higher-quality businesses. Lower-quality and more highly levered companies then began a historically atypical period of outperformance in which our funds mostly did not participate. The Fed’s zero-interest-rate policy (“ZIRP”) also stoked an intense hunger for yield, which drove up values for bond-proxy equities such as REITs and Utilities, regardless of their underlying quality or profitability, that have only recently begun to correct. These actions also boosted stock correlations and reduced volatility, making it harder to find the kind of mispriced opportunities that have always been our stock in trade.

Finally, there were significant runs for high-growth, non-earning, and more speculative businesses, many with negative EBIT. This continues into the present day with the recent contraction of small-cap leadership, which represents more of a bet on long-duration assets than current profitability. In each of these cases, our more qualitative, risk-conscious approaches have

Equity Indexes
As of June 30, 2015 (%)

•
Greek Drama Creates Underwhelming Results—The Greek default late in June eroded gains—giving equities second-quarter results that more closely hugged the flat line. The tech-oriented Nasdaq Composite was the leader, up 1.8%, followed by the small-cap Russell 2000 Index, which finished the quarter with a gain of 0.4%. The large-cap S&P 500 and Russell 1000 Indexes rose 0.3% and 0.1%, respectively.

•
Long-Term Returns in Excess—Both large-cap and small-cap indexes’ three- and five-year average annual total returns for the periods ended 6/30/15 were above 17%, well in excess of each index’s historical average.

•
Healthy and Informed—Health Care and Information Technology were the best performing sectors in the Russell 2000 year-to-date through 6/30/15—the former led by a wide margin—while Utilities and Materials were the worst performers in the year’s first half.

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	4.75	6.49	17.81	17.08	8.40

S&P 500	1.23	7.42	17.31	17.34	7.89

Russell 1000	1.71	7.37	17.73	17.58	8.13

Nasdaq Composite	5.30	13.13	19.33	18.78	9.26

Russell Midcap	2.35	6.63	19.26	18.23	9.40

Russell Microcap	6.03	8.21	19.25	17.48	7.07

Russell Global ex-U.S. Small Cap	7.74	-3.46	11.35	8.99	7.07

Russell Global ex-U.S. Large Cap	4.23	-5.02	9.96	8.13	5.80

[1] Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

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LETTER TO OUR SHAREHOLDERS

in general kept us away from these areas. While we are confident that this trend will fade and that speculative bubbles will burst, we also understand the frustrations that have built over the last few years as active managers such as ourselves have continued to lag our respective benchmarks.

We have seen enough signs, both economically and in the market, which suggest that stocks are slowly moving back to what we would call their historical norm—lower overall returns, higher volatility, and long-term advantages for companies with consistent profits and high returns on invested capital.

     So do these challenges mean that something is rotten in the state of small-cap, if only in some of its actively managed precincts? That is the question, more or less, that we have been wrestling with of late. To be sure, we ran the gamut in the first half from disappointment to optimism to frustration as investor preferences moved around. They first showed favor to long-duration assets, then looked, if only briefly, toward consistently profitable and/or conservatively capitalized companies before shifting back again. However, we have seen enough signs, both economically and in the market, which suggest that stocks are slowly moving back to what we would call their historical norm—lower overall returns, higher volatility, and long-term advantages for companies with consistent profits and high returns on invested capital.

Most notably, there was a positive directional trend dating from the first-half low for the 10-year Treasury on January 30 through the end of the first half. During this period, which included the bearish month of April, we were pleased with the way many of our portfolios either outperformed their benchmarks or began to narrow the gap. This was very clear during the growth scare engendered by (at the time) negative first-quarter GDP numbers, which led many companies to begin revising their earnings expectations downward. Of course, when it became clear that much of what put a drag on first-quarter numbers was temporary, including such factors as the awful winter weather, the West Coast port strike, and the plunge in oil prices, things began to pick up again fairly quickly, at least for the more speculative areas within Health Care and a few other narrow equity locales.

“THE READINESS IS ALL”

Yet this period also offered a potential preview of how the landscape for stocks will look when short-term interest rates begin to rise—which is likely to be later this year. We see higher rates breeding more uncertainty, be it about inflation, the cost of capital, or a number of other issues. This in turn typically leads to more mispricing in the short run, which creates precisely the opportunities that we crave as risk-conscious bargain hunters. To us, high rates are synonymous with higher risk. A higher-risk environment also tends to benefit quality companies (by which we mean conservatively capitalized, profitable businesses with high returns on invested capital and effective, shareholder-friendly management). So we have no worries about rising rates or greater volatility in the markets. In fact, we welcome both.

High rates are synonymous with higher risk. A higher-risk environment also tends to benefit quality companies (by which we mean conservatively capitalized, profitable businesses with high returns on invested capital and effective, shareholder-friendly management). So we have no worries about rising rates or greater volatility in the markets. In fact, we welcome both.

     We see quality differentiating itself when risk premiums rise because quality businesses are better businesses—as profitable, financially sound enterprises, they are purpose-built and run to survive periods of higher risk and/or greater uncertainty, which helps to explain why the market of the last several years has seen many of these companies disadvantaged in the easy-money, ZIRP environment. In a phase in which few if any of the traditional penalties were paid for larding leverage onto corporate balance sheets, there were also scant advantages that have historically accrued to higher-quality, more conservatively capitalized companies.

We feel confident that this era is over. Our expectation is for lower returns for stocks as a whole, but relatively better returns for both high-quality companies and more cyclical,

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    LETTER TO OUR SHAREHOLDERS

less defensive sectors. We suspect that in a few years market observers will look back at 2015—and perhaps the longer span covering 2013-2015—as a hinge period in which the gradual sun-setting of interventionist Fed policies, coupled with the steady growth of the economy, restored the capital markets to something closer to more familiar historical patterns of performance and volatility. This is why we have been patiently holding so many companies in cyclical sectors, such as Industrials, Materials, and, more recently, Energy—they boast many attractive characteristics that the market has not yet fully recognized, a phenomenon we expect will change as the economy heats up. In our estimation their profitability, growth prospects, and reasonable to attractive valuations make them coiled springs. Until then, we wait.
To be sure, it has been a cycle of, at times, seemingly endless challenges for our active and risk-conscious approaches. Our collective patience has been sorely tested as we have waited (and waited) for many of our highest-confidence holdings to turn around. Of course, transitions are never easy, and the turn we have been anticipating has taken longer, after a few false starts, than any of us initially anticipated. Change, however, can take time—and we are often aware that a dramatic turn has occurred only in retrospect. We are content, then, to continue investing in the same way that we have for more than four decades—with a close eye on risk as we look for the intersection of attractive valuation and organic growth potential.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

July 31, 2015

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Performance and Expenses

Performance and Expenses
	AVERAGE ANNUAL TOTAL RETURNS (%)							ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	5-YR	10-YR	20-YR	40-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Pennsylvania Mutual Fund	0.08	-2.61	13.40	7.71	10.75	13.83	n.a.	0.92	0.92

Royce Micro-Cap Fund	-1.38	-6.40	7.49	7.00	10.27	11.55	12/31/91	1.48	1.48

Royce Premier Fund	1.67	-6.09	13.09	9.48	11.38	11.85	12/31/91	1.10	1.10

Royce Low-Priced Stock Fund	2.64	-9.03	6.59	6.04	10.56	10.76	12/15/93	1.47	1.47

Royce Total Return Fund	0.74	-0.63	13.70	7.42	10.85	10.97	12/15/93	1.19	1.19

Royce Heritage Fund	1.12	-2.85	11.57	8.64	n.a.	12.86	12/27/95	1.51	1.51

Royce Opportunity Fund	0.67	-2.75	15.62	8.58	n.a.	12.67	11/19/96	1.15	1.15

Royce Special Equity Fund	-0.52	0.40	13.11	8.41	n.a.	9.44	5/1/98	1.12	1.12

Royce Select Fund I	0.23	-5.77	11.37	9.43	n.a.	12.85	11/18/98	1.23	1.23

Royce Small-Cap Value Fund (formerly Royce Value Fund)	1.02	-2.33	11.17	8.05	n.a.	10.52	6/14/01	1.45	1.45

Royce Smaller-Companies Growth Fund (formerly Royce Value Plus Fund)	8.92	8.73	13.98	8.63	n.a.	12.41	6/14/01	1.45	1.45

Royce 100 Fund	-0.12	-5.99	11.14	8.44	n.a.	10.11	6/30/03	1.52	1.49

Royce Micro-Cap Discovery Fund	0.67	1.64	11.16	4.81	n.a.	6.25	10/3/03	2.27	1.49

Royce Dividend Value Fund	2.55	-2.89	13.45	8.88	n.a.	8.99	5/3/04	1.55	1.55

Royce Micro-Cap Opportunity Fund (formerly Royce Opportunity Select Fund)	4.30	-4.04	n.a.	n.a.	n.a.	16.43	8/31/10	1.56	1.28

Royce Special Equity Multi-Cap Fund	-3.14	0.48	n.a.	n.a.	n.a.	12.90	12/31/10	1.34	1.24

INDEX

Russell 2000 Index	4.75	6.49	17.08	8.40	9.15	n.a.	n.a.	n.a.	n.a.

Russell Microcap Index	6.03	8.21	17.48	7.07	n.a.	n.a.	n.a.	n.a.	n.a.

Russell 1000 Index	1.71	7.37	17.58	8.13	9.14	n.a.	n.a.	n.a.	n.a.

1 Not annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares of all other Funds redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, and to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce 100 Fund; 1.49% Royce Micro-Cap Discovery Fund; 1.24% for Royce Micro-Cap Opportunity Fund; and 1.24% for Royce Special Equity Multi-Cap Fund; through April 30, 2016, and 1.99% for Royce Micro-Cap Discovery Fund through April 30, 2025. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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U.S. Small-Cap Market Cycle and Risk-Adjusted Performance

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at both full market cycles and rolling return periods.

We have seen 10 full market cycles since the inception of the Russell 2000 Index on December 31, 1978, with the most recent peaking on April 29, 2011. (Royce defines market cycles as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one.) Each market cycle contains a peak-to-trough and a trough-to-peak period. When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, we think full market cycle results offer an equally, if not more important measure of performance. Interestingly, over the small-cap index’s more-than-30-year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles.

Royce U.S. Small-Cap Equity Funds vs. Russell 2000 Index:
Market Cycle Results (%)

FUND	PEAK-TO-PEAK 3/9/00–7/13/07	PEAK-TO-PEAK 7/13/07–4/29/11	PEAK-TO-CURRENT 4/29/11–6/30/15

Royce Pennsylvania Mutual Fund	207.1	11.6	32.3

Royce Micro-Cap Fund	197.4	24.9	-0.9

Royce Premier Fund	198.1	29.9	26.1

Royce Low-Priced Stock Fund	198.9	27.2	-8.4

Royce Total Return Fund	193.9	6.8	40.4

Royce Heritage Fund	150.4	25.3	18.2

Royce Opportunity Fund	191.8	6.9	42.2

Royce Special Equity Fund	227.4	20.8	40.0

Royce Small-Cap Value Fund[1]	n.a.	17.4	17.0

Royce Smaller-Companies Growth Fund[1]	n.a.	-3.0	41.8

Royce 100 Fund	n.a.	27.6	19.4

Royce Dividend Value Fund	n.a.	21.6	35.3

INDEX

Russell 2000	54.8	6.6	53.5

Russell 2000 Value	189.4	-1.4	45.5

Russell 2000 Growth	-14.8	14.3	61.8

Small-Cap Market Cycle: Russell 2000 Indexes Total Returns (%)

Risk/Return Profile
For the 15-Year Period Ended June 30, 2015 (%)

[1] On 5/1/15, Royce Value Fund was renamed Royce Small-Cap Value Fund and Royce Value Plus Fund was renamed Royce Smaller-Companies Growth Fund.

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

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MANAGER’S DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce

FUND PERFORMANCE
Royce Pennsylvania Mutual Fund gained 0.1% for the year-to-date period ended June 30, 2015 versus a gain of 4.8% for its small-cap benchmark, the Russell 2000 Index, for the same period. The Fund began 2015 with a historically uncharacteristic underperformance during a bearish January, which helped to seal up a relative disadvantage for the first quarter (+1.2% versus +4.3%). The Fund then beat the small-cap index in the April downturn before trailing in May and June. The second-to-last day of June was particularly harrowing, as the Fund saw a quarterly gain morph into a loss. For the second quarter, Penn Mutual fell 1.1% compared to a 0.4% advance for the Russell 2000.

Recent relative performance challenges have served to mask somewhat the fact that the Fund’s five-year average annual total return for the period ended June 30, 2015 was 13.4%, a mark that was higher than both its own and its benchmark’s respective five-year historical rolling averages of 10.7% and 7.4%. This says something to us about the historically atypical market of the last five years. Still, we remain committed to our risk-conscious, fundamentally rooted approaches and remain confident about the Fund’s long-term prospects. Penn Mutual outperformed the Russell 2000 for the 15-, 20-, 25-, 30-, and 35-year periods ended June 30, 2015. The Fund’s average annual total return for the 40-year period—all under the management of Chuck Royce—was 13.8%.

WHAT WORKED... AND WHAT DIDN’T
The Fund was underweight Health Care at the end of June, though this sector was Penn Mutual’s top performer in the first half. However, the portfolio’s net gains were paltry compared to those for Health Care businesses in the Russell 2000, which were led by biotech stocks. Net contributions for Penn Mutual came instead from companies clustered mostly in two industry groups—health care providers & services and life sciences tools & services. Other sectors in the black at the end of June included Financials, Consumer Staples, and Consumer Discretionary. Although four sectors—Energy, Materials, Industrials, and Information Technology—posted net losses for the first half, only the first of these registered more than a modest decline. The Energy sector’s largest detractor was Unit Corporation, which we have held in the portfolio for more than 10 years. Unit operates as a contract driller and exploration and production company, among other energy-related businesses. Last year’s significant decline in commodity prices drove its share price down. While a nascent recovery for oil prices and its own ongoing effective operations were helping its shares to come back a bit earlier in 2015, a first-quarter loss announced in May brought its stock back down. We held a decent-sized position at the end of the first half.

The Fund’s largest detractor was MBIA, which provides financial guarantee insurance to public finance markets in the U.S. and internationally. Its position as an insurer of municipal bonds issued by Puerto Rico led its shares to drop significantly in late June as the island commonwealth’s precarious financial condition grew more troubling. We held a small position at the end of June. Top-10 position Genesco also detracted. The company is a specialty retailer that sells footwear, headwear, sports apparel, and accessories. While we like its core businesses, execution has been an issue of late, particularly the yet-to-materialize turnaround for Lids hat and Lids Locker Room shops, which exerted enough pressure on margins to help create an earnings miss announced late in May.

In contrast, two companies from the Financials sector made the largest positive contribution to first-half performance. Shares of Ohio-based investment management firm Diamond Hill Investment Group climbed over much of the last few years, boosted most recently by strong earnings and growing revenues. SEI Investments, the Fund’s eleventh-largest holding at June 30, is another asset manager that also provides technology solutions. The firm enjoyed double-digit growth in assets under management and administration, the result of both capital market appreciation and new client wins. We have always liked asset management businesses and think that more widespread economic growth coupled with an expanding global need for expertise in wealth management bode well for the industry as a whole.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Diamond Hill Investment Group	0.19

SEI Investments	0.15

Blackbaud	0.14

ManpowerGroup	0.13

Drew Industries	0.12

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

MBIA	-0.18

Unit Corporation	-0.13

Genesco	-0.13

Balchem Corporation	-0.12

PICO Holdings	-0.12

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
In the context of a small-cap market recently led by biotech stocks and at other times dominated by similarly fast-growing, non-earning companies, the Fund’s results in the first half were not entirely surprising. Due to the considerable potential earnings power we believe many of our holdings in more cyclical, less defensive sectors possess, our primary focus remained with Industrials, Information Technology, Consumer Discretionary, Energy, and Materials. If the U.S. economy continues to accelerate—and we believe it will—the inherent operating leverage in these positions should propel earnings, especially in the event of increased CAPEX spending. And while the demand for profitable and fundamentally sound small-cap companies has not yet materialized to the degree that we had anticipated, we have seen signs of a shift—one that we expect will look more dramatic as the economy picks up its pace.

8 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	0.08	-2.61	13.98	13.40	7.71	10.28	10.75	10.63	11.06	12.77	13.83

Annual Operating Expenses: 0.92%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 95% of all 10-year periods; 81% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	115/121	95%	10.6	7.3

5-year	147/181	81%	10.7	7.4

1-year	125/229	55%	12.4	10.5

*Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/78 (Russell 2000 Inception) as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Ritchie Bros. Auctioneers	1.0

Quaker Chemical	0.8

Genworth MI Canada	0.8

HEICO Corporation	0.8

Genesco	0.8

Buckle (The)	0.8

Reliance Steel & Aluminum	0.8

MKS Instruments	0.8

SEACOR Holdings	0.7

Thor Industries	0.7

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.1

Information Technology	20.0

Consumer Discretionary	16.0

Financials	13.2

Materials	9.7

Health Care	6.6

Energy	4.7

Consumer Staples	2.3

Telecommunication Services	0.3

Utilities	0.0

Miscellaneous	1.0

Cash and Cash Equivalents	1.1

Calendar Year Total Returns (%)

YEAR	PMF

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

2001	18.4

2000	18.3

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	97	100

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$4,484 million

Number of Holdings	387

Turnover Rate	12%

Average Market Capitalization[1]	$1,619 million

Weighted Average P/E Ratio[2,3]	18.9x

Weighted Average P/B Ratio[2]	2.6x

Holdings ≥ 75% of Total Investments	153

Active Share[4]	86%

U.S. Investments (% of Net Assets)	88.8%

Non-U.S. Investments (% of Net Assets)	10.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jenifer Taylor Jim Stoeffel

FUND PERFORMANCE
Royce Micro-Cap Fund was down 1.4% for the year-to-date period ended June 30, 2015, lagging both its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index, which advanced 6.0% and 4.8%, respectively, for the same period. The Fund was again challenged by its lack of participation in a bullish period for both micro-cap and small-cap stocks. However, it should be noted that returns within each asset class were narrower than year-to-date results for the respective indexes might suggest, with biotech remaining a primary driver of returns during the first half of 2015.

In the first quarter, Royce Micro-Cap fell 0.3% as a bearish January outdid positive returns in both February and March. By contrast, the Russell Microcap gained 3.1% for the first quarter while the Russell 2000 rose 4.3% for the same period. The Fund’s performance worsened in the second quarter, especially hurt by the wave of volatility that the Greek default sent through the markets at the end of June. The Fund lost 1.1% for the second quarter while the micro-cap index and small-cap index increased 2.8% and 0.4%, respectively. Longer-term relative results were better. Royce Micro-Cap outperformed the Russell Microcap for the 15-year period ended June 30, 2015 and beat the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2015. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 11.6%. We are very proud of the Fund’s long-term performance history.

WHAT WORKED... AND WHAT DIDN’T
Health Care was something of a double-edged sword for the portfolio. The sector comfortably led both the Fund and the Russell Microcap in the first half. Returns for the index, however, were dominated by biotech stocks. Most of these businesses lack either the conservative capitalization or earnings profile that we look for when building our portfolio. The Fund was therefore significantly underweight in Health Care during the first half and had little exposure to biotech. Net gains came primarily from companies in the health care equipment & supplies and the health care providers & services industries. So while the sector was by far the portfolio’s top contributor in the first half, its net gains were not as vigorous as were those for the sector within the Russell Microcap.

Firearms maker Smith & Wesson Holding Corporation was the Fund’s best-performing position in the first half. The company continued to gain market share while recent sizable investments in R&D have been driving significant product innovation. Its shares also benefited from effective cash flow allocation into strategic acquisitions that are providing vertical manufacturing integration as well as adjacent product offerings. The stock of financial services business INTL FCStone began to climb in February. It has a growing niche in automated international currency settlements and was thus rewarded in an increasingly volatile global currency market.

Of the Fund’s five sectors that finished the semiannual period in the red, only Energy and Materials posted sizable net losses. Gulf Island Fabrication fabricates offshore drilling and production platforms, as well as other steel structures for the oil and gas and marine industries. Recent results have been hurt by the decline in commodity prices, which has led to a slowdown in its business. Still, we like how this low-debt, asset-rich firm has been executing through a highly challenging phase for its industry. We held a good-sized position at the end of June. Exposure to the energy industry also played a role in dismal results for Global Power Equipment Group, which makes gas turbine generation equipment. Also contributing to the decline in its stock price were the resignation of its CEO in March and the announcement in May that it would need to restate financial statements. While this was a clearly disappointing turn of events, we chose to hold our position, at least for the short term. The company’s highly attractive valuation and strong balance sheet offered enough interest for us to allow the dust to settle around a business that we like for the long-term. Two for-profit education businesses were also among the portfolio’s top detractors in the first half—American Public Education and Capella Education. The industry has been under fire of late and is enduring a round of new, more stringent federal regulations. We think each of these companies has the management talent and fundamental strength to survive these challenges.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Smith & Wesson Holding Corporation	0.55

INTL FCStone	0.46

LSI Industries	0.39

Culp	0.32

Ennis	0.29

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Gulf Island Fabrication	-0.51

American Public Education	-0.36

Global Power Equipment Group	-0.35

Capella Education	-0.32

Graham Corporation	-0.31

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Sector weightings at the end of June were relatively unchanged from where they have stood over the last 18-24 months. This is due to our ongoing preference for more economically sensitive sectors, such as the Fund’s three largest at the end of the period—Industrials, Information Technology, and Consumer Discretionary. We maintain the belief that many portfolio holdings in these (and other) sectors should benefit from a faster-growing economy that also could reward disciplined approaches that focus on fundamentals. So while the Fund’s recent performances have fallen below our expectations, we remain confident about its prospects going forward. We are also pleased to announce that on May 1, 2015, Royce veteran Jim Stoeffel joined Jenifer Taylor as the Fund’s co-portfolio manager. Jen has been involved in the Fund’s management for more than 11 years while Jim joined Royce in 2007 as portfolio manager.

10 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RMC	-1.38	-6.40	6.48	7.49	7.00	9.16	10.27	11.55

Annual Operating Expenses: 1.48%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 98% of all 10-year periods; 76% of all 5-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	60/61	98%	9.6	6.7

5-year	92/121	76%	9.9	7.1

1-year	98/169	58%	11.8	10.9

* Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index Inception) as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Shoe Carnival	1.1

Total Energy Services	1.1

Resources Connection	1.0

Haynes International	1.0

ORBCOMM	1.0

Key Technology	1.0

Kirkland’s	1.0

Graham Corporation	0.9

Photronics	0.9

U.S. Physical Therapy	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	22.7

Information Technology	18.8

Consumer Discretionary	14.1

Health Care	11.6

Financials	10.0

Materials	6.4

Energy	5.6

Consumer Staples	1.6

Telecommunication Services	1.3

Miscellaneous	4.7

Cash and Cash Equivalents	3.2

Calendar Year Total Returns (%)

YEAR	RMC

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

2001	23.1

2000	16.7

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	88	84

From 6/30/00 (Russell	92	80
Microcap Index Inception)

Portfolio Diagnostics

Fund Net Assets	$396 million

Number of Holdings	217

Turnover Rate	21%

Average Market Capitalization[1]	$409 million

Weighted Average P/E Ratio[2,3]	22.6x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	116

Active Share[4]	89%

U.S. Investments (% of Net Assets)	83.0%

Non-U.S. Investments (% of Net Assets)	13.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce

FUND PERFORMANCE
For the year-to-date period ended June 30, 2015, Royce Premier Fund gained 1.7% versus a 4.8% increase for its small-cap benchmark, the Russell 2000 Index, for the same period. The Fund got off to a slow start in 2015, uncharacteristically losing more than its benchmark in January. While the Fund then made a solid recovery in February, it again trailed the small-cap index slightly in March. Premier advanced 2.6% for the first quarter versus an increase of 4.3% for the Russell 2000.

The second quarter was less robust and less volatile. Or at least it was prior to an eventful—and, for the Fund, unfortunate—end to June courtesy of Greece’s default and a dramatic plunge for Chinese stocks. Premier’s net gain for the quarter reversed itself during the second-to-last trading day of June. For the second quarter, Premier was down 0.9% versus a 0.4% gain for the benchmark.

Longer-term results offered a more encouraging view. The Fund once again posted a strong absolute average annual total return for the five-year period ended June 30, 2015, up 13.1%. This result was higher than both the portfolio’s own historical five-year monthly rolling average for the period ended June 30, 2015, up 11.7%, and its benchmark’s average of 7.4% over the same period. Premier outperformed the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods ended June 30, 2015. The Fund’s average annual total return for the since inception period was 11.9%. We take great pride in this long-term record.

WHAT WORKED... AND WHAT DIDN’T
Six of the portfolio’s eight equity sectors posted net gains for the semiannual period. Consumer Discretionary, the Fund’s third largest at the end of June, led by a comfortable margin, helped by strong turns from holdings in the textiles, apparel & luxury goods group. Columbia Sportswear was the top performer in that group and in the sector as a whole. The company makes active outerwear, apparel, and footwear under the Columbia, Sorel, Mountain Hardwear, and other brand names. The long cold winter and robust product innovation helped to drive share gains. Along with a promising fall order book and improvements in its European business, these results showed the benefit of a multi-year infrastructure improvement effort, demand creation initiatives, management changes in underperforming geographies, and the repositioning of certain brands. We were pleased to see the firm experiencing revitalized revenues and margin expansion.

The Fund’s top contributor in the first half was Cal-Maine Foods, the largest producer of eggs in the U.S. Egg prices have more than doubled in anticipation of supply constraints caused by a serious outbreak of avian flu in the Midwest, which led to the loss of approximately 11% of egg-laying hens. This came in the context of a favorable environment for egg producers, driven by the high price of competing proteins such as beef, quick-service restaurants broadening their breakfast offerings, and the popularity of high-protein diets. In addition, the price of grain, the main input for egg producers, remains low.

Although Information Technology was in the black during the first half, it was also home to Premier’s most significant detractor—Anixter International, which makes specialized wiring systems and distributes cables and electrical and electronic wire products. The company reduced the organic growth outlook for fiscal 2015 for two of its core distribution businesses—enterprise cabling and security solutions and electronic wire and cable—primarily due to mounting competition in cabling and security and slower U.S. industrial production keyed by the stronger dollar and lower energy-related capital spending. Lower energy prices also continued to hurt results for many energy services companies, and long-time holding Unit Corporation was no exception. Unit explores for oil and natural gas, acquires oil and gas properties, does contract drilling of onshore oil and natural gas wells, and performs gathering and processing of natural gas. In the midst of a struggling industry, the company has continued to operate effectively by reducing costs and improving efficiency. Its newly introduced drilling rig has also gained an encouraging amount of market acceptance, increasing that business segment’s competitiveness. Looking at Premier’s first-half sector results in relation to the Russell 2000, the Fund’s underweight in Health Care had a negative effect, as did overweights in Industrials and Energy, each of which detracted from performance for the semiannual period.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Cal-Maine Foods	0.66

Columbia Sportswear	0.53

Fair Isaac	0.46

Zebra Technologies Cl. A	0.46

Cognex Corporation	0.36

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Anixter International	-0.52

Unit Corporation	-0.33

Trican Well Service	-0.32

Lincoln Electric Holdings	-0.30

Acacia Research	-0.28

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
After stalling briefly in the first quarter, the economy appears to have resumed its steady pace of growth. This should benefit small-caps as a whole, particularly those in more economically sensitive areas of the market such as Industrials and Materials—two sectors in which the Fund was overweight at the end of June. As such, our focus remains on companies that are poised for profit margin expansion as their revenue growth normalizes in concert with a faster-moving U.S. economy.

12 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRKX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RPR	1.67	-6.09	11.81	13.09	9.48	10.98	11.38	11.85

Annual Operating Expenses: 1.10%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 85% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	121/121	100%	11.9	7.3

5-year	154/181	85%	11.7	7.4

1-year	144/229	63%	12.9	10.5

* Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 6/30/15

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/91 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Ritchie Bros. Auctioneers	2.7

Woodward	2.6

Alleghany Corporation	2.4

Lincoln Electric Holdings	2.4

Federated Investors Cl. B	2.4

MKS Instruments	2.3

Thor Industries	2.3

Copart	2.3

National Instruments	2.2

Kennedy-Wilson Holdings	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.1

Information Technology	17.7

Consumer Discretionary	12.7

Financials	12.4

Materials	6.3

Energy	5.8

Health Care	4.8

Consumer Staples	3.4

Miscellaneous	1.6

Cash and Cash Equivalents	8.2

Calendar Year Total Returns (%)

YEAR	RPR

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

2001	9.6

2000	17.1

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	99	90

From 12/31/91 (Start of Fund’s	92	72
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$4,383 million

Number of Holdings	61

Turnover Rate	4%

Average Market Capitalization[1]	$3,035 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	2.9x

Holdings ≥ 75% of Total Investments	37

Active Share[4]	97%

U.S. Investments (% of Net Assets)	83.7%

Non-U.S. Investments (% of Net Assets)	8.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund gained 2.6% for the year-to-date period ended June 30, 2015, trailing its small-cap benchmark, the Russell 2000 Index, which was up 4.8% for the same period. While the Fund’s relative results for the first half left something to be desired, we were pleased with the portfolio’s absolute return, particularly in a market that continued to present challenges for active, risk-conscious approaches.

The year began on a down note, with most stocks in negative territory in January. The rebound for many small-caps through the remainder of the first quarter, however, was less bullish for Low-Priced Stock than for the Russell 2000. For the first quarter Low-Priced Stock was up 0.5% compared to a 4.3% gain for the small-cap index. While April saw a round of mostly falling small-cap prices, the Fund was able to resist the trend and showed a solid gain for the month. This set the stage for a strong second quarter in which Low-Priced Stock advanced 2.1% while its benchmark was up 0.4%. Without wanting to put too much emphasis on a short-term result, we were encouraged nonetheless, just as we were by longer-term relative and absolute returns. The Fund outperformed the Russell 2000 for the 15-, 20-year, and since inception (12/15/93) periods ended June 30, 2015. Low-Priced Stock’s average annual total return since inception was 10.8%, a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
The Energy and Materials sectors remained in the red for the first half following turns as the Fund’s most significant detractors in 2014. Each was hurt by the combination of a strong dollar, weakness in China, and a related softness in many commodity prices. We meaningfully trimmed positions in both sectors in the second half of 2014, so while net losses were broad based, no individual names stood out as significant detractors. As long-term valuations look compelling, we have remained overweight in each, believing that the strong balance sheets of many holdings should allow them to take advantage of current industry disruptions to build stronger franchises for themselves.

Information Technology posted a net gain for the semiannual period, though a portion of that was due to the Fund’s substantial overweight throughout the first half—it was actually a source of underperformance versus the sector within the Russell 2000. We have been slowly trimming certain tech-based holdings while remaining significantly overweight in the sector as we see a number of trends in the data center and mobile computing areas that should drive opportunities for several years. One of the portfolio’s top detractors in the sector, Silicon Graphics International provides computing and storage technology for big data applications. Its shares were hurt in the near term over the concern for privacy-driven slowdown in sales to the NSA. We held our shares pending greater visibility into the company’s backlog of new products that target more commercially based applications. One of the portfolio’s top contributors, Cirrus Logic has established itself as the dominant provider of end-to-end, semiconductor-based audio and voice solutions for the mobile industry. During the first half the company was in the early stages of monetizing large R&D investments geared toward supporting Apple, its largest customer, while its recent acquisition of Wolfson made it the dominant provider in the Android ecosystem as well. We see the firm’s high-end audio and voice solutions as being in the very early stages of secular growth.

Acacia Research, the portfolio’s largest detractor, is a leading patent assertion company known as a Non Practicing Entity (NPE). The company has amassed a formidable portfolio of patents across industries that it is in the early stages of asserting against infringing parties. However, Acacia has not been as successful in monetizing these assets as we had anticipated, in part due to a slightly unfavorable regulatory environment. As a risk control measure, we reduced our position in the first half, though we are prepared to reevaluate if monetization becomes more visible.

The portfolio’s top contributor by a wide margin, Value Partners Group is one of the world’s largest asset managers focused on Hong Kong and China, with its share price closely tied to movements in those markets. Those markets rose significantly through most of the first half, with positive implications for the firm’s assets under management and fees. We meaningfully trimmed our position during the second quarter, though we held some shares given the long-term opportunities we see in Asia. Firearms manufacturer Smith & Wesson Holding Corporation continued to take market share while recent heavy investments in R&D led to significant product innovation. The company also effectively deployed cash to make some strategic acquisitions that provided vertical manufacturing integration as well as adjacent product offerings.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Value Partners Group	0.93

Smith & Wesson Holding Corporation	0.48

Cirrus Logic	0.46

Silicon Image	0.36

II-VI	0.36

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Acacia Research	-0.57

Silicon Graphics International	-0.39

MBIA	-0.32

Global Power Equipment Group	-0.31

Amber Road	-0.23

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We remain optimistic about the long-term prospects for well-placed companies in Energy, Materials, and certain areas of Information Technology. We are also upbeat about the outlook for the U.S. consumer, as the gradually improving employment outlook and the benefits of lower energy prices provide a strong tailwind for the group. We had a slight underweight in Consumer Discretionary and a marginal overweight in Consumer Staples at the end of June.

14 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX RLPKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	2.64	-9.03	5.74	6.59	6.04	8.10	10.56	10.76

Annual Operating Expenses: 1.47%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 74% of all 10-year periods; 79% of all 5-year periods; and 59% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	90/121	74%	10.9	7.3

5-year	143/181	79%	11.3	7.4

1-year	136/229	59%	12.8	10.5

* Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/93 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Resources Connection	1.2

Navigant Consulting	1.2

Cascade Microtech	1.2

Orbotech	1.1

Dundee Corporation Cl. A	1.1

II-VI	1.1

QuinStreet	1.0

SeaChange International	1.0

Jupiter Fund Management	0.9

Ashmore Group	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.3

Industrials	14.9

Consumer Discretionary	12.6

Financials	10.2

Energy	6.4

Health Care	5.0

Materials	4.7

Consumer Staples	3.1

Telecommunication Services	1.3

Miscellaneous	4.6

Cash and Cash Equivalents	7.9

Calendar Year Total Returns (%)

YEAR	RLP

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

2001	25.1

2000	24.0

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	94	109

From 12/31/93 (Start of the	103	92
Fund’s First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$537 million

Number of Holdings	144

Turnover Rate	28%

Average Market Capitalization[1]	$757 million

Weighted Average P/B Ratio[2]	2.0x

Holdings ≥ 75% of Total Investments	92

Active Share[3]	96%

U.S. Investments (% of Net Assets)	77.5%

Non-U.S. Investments (% of Net Assets)	14.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, including management fees, 12b-1 distribution and service fees, and other expenses. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
We were once again left with mixed feelings about the performance of Royce Total Return Fund. For the year-to-date period ended June 30, 2015, the Fund advanced a modest 0.7%, lagging its small-cap benchmark, the Russell 2000 Index, which gained 4.8% for the same period. The Fund trailed its benchmark during both the first quarter, when it was up 1.8% compared to 4.3%, and the second, when it slipped 1.0% versus a 0.4% gain for the small-cap index.

This was all unquestionably disappointing, but not entirely unexpected in the context of the current small-cap market cycle. Year-to-date returns for the Russell 2000 were the result of what looked to us like a seriously disjointed small-cap marketplace. First-half performance for the index came overwhelmingly from the Health Care sector, led by biotech stocks. This sort of narrow, growth-driven environment is not conducive to strong relative results for a portfolio populated with dividend-paying small-caps chosen primarily for their sterling fundamentals, solid profitability, and attractive valuations. When lower overall levels of volatility are factored in, recent results become even easier to understand.

Which is not to say that we are happy with recent relative performance, only that these results make sense considering the dynamics of the current small-cap market, one in which Total Return has achieved solid absolute returns even as it has trailed the Russell 2000. We have been anticipating a shift away from this environment and toward one in which interest rates are rising, overall equity returns are lower, and volatility is higher, which should benefit the sort of conservatively capitalized dividend payers that we prefer. We remain proud of the Fund’s longer-term relative advantages and its strong absolute performance. Total Return outperformed the Russell 2000 for the 15-, 20-year, and since inception (12/15/93) periods ended June 30, 2015. The Fund’s average annual total return since inception was 11.0%.

WHAT WORKED... AND WHAT DIDN’T
Portfolio net gains and losses at the level of sector, industry, and position tended to be moderate. The Fund paid a relatively steep price for its underweight in Health Care and, to a lesser degree, Information Technology. The first of these sectors led the equity markets as a whole, including small-cap. Biotech companies, which do not fit the Fund’s valuation or fundamental criteria, were by far the dominant industry. Financials, the Fund’s largest sector at the end of the first half, was also its top contributor. Three of the portfolio’s best four performing industry groups came from the sector—capital markets, insurance (its two largest), and banks. The first of these groups had an appreciably larger net gain than its counterparts, driven by strong results for two asset management businesses we think very highly of. Value Partners Group is a Hong Kong-based firm that has focused on Asian markets for more than two decades. Increased performance and management fees helped to boost net profits. When the Chinese equity markets plummeted in June, we were pleased that the firm’s stock held up well. The share price of AllianceBernstein Holding—Total Return’s second-largest position at the end of June—also cooled off a bit near the end of the first half, but held on to most of its net gain from earlier in the year.

Long-time holding and top-10 position ManpowerGroup was the Fund’s top net gainer for the first half. The company has a global business providing staffing and other workforce solutions. Two consecutive quarters of better-than-expected earnings, fueled by an improved labor market, pushed up its shares. The Fund’s largest position at the end of June—and another long-term holding—was specialty insurer Markel Corporation. Robust underwriting and investment operations led to steady earnings improvement and a consistently rising share price in the first half.

As for positions that detracted from performance, Tidewater provides marine service vessels to offshore energy companies. Its stock fell with the decline in energy prices and bottomed out in April of this year following a fiscal third-quarter loss reported in February that was nonetheless not as severe as most analysts had been expecting. We have been pleased with the way Tidewater has executed during a highly challenging period for energy companies. Balchem Corporation specializes in making performance ingredients for the food, feed, and medical sterilization industries. Its price fell in late June as insider sales seemed to shift Wall Street’s opinion. The Energy, Materials, and Utilities sectors posted net losses in the first half while those that finished in the black included Health Care, Consumer Staples, Consumer Discretionary, and Industrials.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

ManpowerGroup	0.22

Value Partners Group	0.20

Markel Corporation	0.17

AllianceBernstein Holding L.P.	0.17

GameStop Corporation Cl. A	0.17

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Tidewater	-0.18

Balchem Corporation	-0.16

Greif Cl. A	-0.16

E-L Financial	-0.13

Vishay Intertechnology	-0.12

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to believe consistent dividend-paying small-cap companies can offer long-term advantages. At the end of the first half, the Fund’s sector weightings remained close to the range they have been in since the end of 2013. Our belief that we will see both continued economic expansion in the U.S. and an earnings-led rally for small-caps has led us over the past few years to favor more cyclical sectors such as Industrials, Consumer Discretionary, and Materials. We were overweight in the first and third of these sectors at the end of June while also being overweight in Financials.

16 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	0.74	-0.63	14.18	13.70	7.42	9.94	10.85	10.97

Annual Operating Expenses: 1.19%

* Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 6/30/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 96% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	121/121	100%	0.55	0.32

5-year	173/181	96%	0.61	0.35

* Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/93 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Markel Corporation	1.2

AllianceBernstein Holding L.P.	1.2

E-L Financial	1.0

Erie Indemnity Cl. A	1.0

Alleghany Corporation	1.0

Teleflex	1.0

Ritchie Bros. Auctioneers	0.9

HEICO Corporation	0.9

Gentex Corporation	0.9

ManpowerGroup	0.9

Portfolio Sector Breakdown
% of Net Assets

Financials	26.6

Industrials	21.0

Consumer Discretionary	12.8

Materials	10.7

Information Technology	8.9

Health Care	7.2

Energy	4.5

Consumer Staples	3.6

Utilities	2.0

Telecommunication Services	0.9

Miscellaneous	0.3

Cash and Cash Equivalents	1.5

Calendar Year Total Returns (%)

YEAR	RTR

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

2001	14.8

2000	19.4

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	85	83

From 12/31/93 (Start of Fund’s	82	56
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$3,981 million

Number of Holdings	339

Turnover Rate	4%

Average Market Capitalization[1]	$2,173 million

Weighted Average P/E Ratio[2,3]	17.6x

Weighted Average P/B Ratio[2]	2.3x

Holdings ≥ 75% of Total Investments	134

Active Share[4]	90%

U.S. Investments (% of Net Assets)	85.8%

Non-U.S. Investments (% of Net Assets)	12.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Heritage Fund (RHF)

Chuck Royce Steven McBoyle, CPA, CA Jim Harvey, CFA

FUND PERFORMANCE
Royce Heritage Fund was up 1.1% for the year-to-date period ended June 30, 2015, trailing its small-cap benchmark, the Russell 2000 Index, which gained 4.8% for the same period. The year began on a difficult note for most equities, with the major indexes all trending downward during January. It was tougher on small-caps than on mid- and large-cap issues, though losses were mitigated in large part by a stronger rebound for the Russell 2000 during the recovery for share prices during February and March.

The Fund performed in line with this pattern, struggling in January before coming back in the next two months, though its results were not as strong. For the first quarter, Heritage gained 1.2% versus a gain of 4.3% for the small-cap index. The second quarter had a pattern that was similar to that of the first—a bearish April was followed by mostly rising stock prices in May and June—but results were generally more muted. There was also the uncertainty, and resulting volatility, surrounding Greek debt that rocked the global equity markets at the very end of June and substantially tamped down second-quarter gains. Heritage defied the bearish trend in April but was unable to keep pace in the more growth-driven May and more tumultuous June. The Fund fell 0.1% for the second quarter compared to a 0.4% gain for the Russell 2000. Longer-term results were better on both an absolute and relative basis. Heritage beat the Russell 2000 for the 10-, 15-year, and since inception (12/27/95) periods ended June 30, 2015. The Fund’s average annual total return since inception was 12.9%. We remain proud of the Fund’s nearly 20-year record.

WHAT WORKED... AND WHAT DIDN’T
On a relative basis, two sectors had a significant negative impact for the semiannual period. Health Care was the clear leader within the small-cap market as a whole, driven by highly impressive results for biotech stocks. The Fund was significantly underweight this sector and had very limited exposure to biotech companies, which hurt relative performance. While Heritage was substantially overweight in Information Technology during the first half, it was also significantly underweight in software companies, which dominated overall technology returns in a fashion similar to what biotech did in Health Care.

Seven of the Fund’s nine equity sectors posted net gains for the semiannual period, with Financials leading by a sizable margin. The portfolio was underweight in Financials compared to its benchmark, but easily compensated with effective stock selection—its sector holdings posted an overall better return than did those in the Russell 2000. The sector’s results in the portfolio were propelled primarily by excellent results from holdings in the capital markets industry, which was home to five of Heritage’s top-10 contributors in the first half. Value Partners Group is a Hong Kong-based asset manager with a value orientation that naturally appeals to us. Its stock often closely parallels movements in Hong Kong’s and China’s markets, which climbed precipitously into May before cooling off in June with the decline in Chinese stocks. We were pleased to see growth in its assets under management and improved performance and management fees, all of which helped its earnings. Shares of ManpowerGroup, which is in the Industrials sector, rose as demand for temporary staffing recovered in Europe, the company’s largest revenue geography. It also experienced sturdy growth from its permanent placement segment, a high-margin end of its business. Finally, the firm announced two staffing acquisitions that expanded or solidified its status in Europe and the Australasia region and gave a hefty 63% boost to its dividend.

The Fund’s largest detractor by a wide margin, Anixter International provides security systems and solutions, enterprise cabling, and also distributes electrical and electronic wire. The company’s stock was hurt when Anixter reduced its organic growth outlook for the year in two of its core distribution businesses—the enterprise cabling and security solutions line and its electronic wire and cable segment. Other disadvantages included competitive pressures in cabling and security, slower U.S. industrial production due to the stronger dollar, and lower energy-related capital spending. Lower copper prices also remained a sales drag. Genesee & Wyoming owns and operates short line and regional freight railroads and provides related rail services through its subsidiaries. A newer position, its business was slowed primarily by a number of factors related to lower shipping traffic for steam coal, agricultural products, oil and frac sand, and metals.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Value Partners Group	0.58

ManpowerGroup	0.39

Cal-Maine Foods	0.30

SEI Investments	0.25

Clarkson	0.25

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Anixter International	-0.33

Genesee & Wyoming Cl. A	-0.19

Standard Motor Products	-0.19

Medley Management Cl. A	-0.17

Coronation Fund Managers	-0.15

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
After stalling briefly in the first quarter, the economy appears to have resumed a steady pace of growth that should benefit small-caps as a whole, particularly those in more economically sensitive areas of the market such as Industrials and Materials—two sectors in which the Fund was significantly overweight at the end of June. As such, our focus remains on companies that are poised for profit margin expansion as their revenue growth normalizes in concert with a faster-moving U.S. economy.

18 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX RHFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/95)

RHF	1.12	-2.85	12.03	11.57	8.64	9.05	12.86

Annual Operating Expenses: 1.51%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 90% of all 5-year periods; and 64% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	115/115	100%	11.5	7.2

5-year	157/175	90%	12.1	7.3

1-year	143/223	64%	15.0	10.4

* Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/95 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Minerals Technologies	2.0

ManpowerGroup	1.7

Ritchie Bros. Auctioneers	1.7

Westlake Chemical	1.6

Copart	1.6

Reliance Steel & Aluminum	1.6

Standard Motor Products	1.4

Towers Watson & Co. Cl. A	1.4

KKR & Co. L.P.	1.4

SEI Investments	1.4

Portfolio Sector Breakdown
% of Net Assets

Financials	21.7

Industrials	20.7

Information Technology	12.2

Consumer Discretionary	11.9

Materials	9.0

Health Care	2.8

Consumer Staples	1.9

Energy	1.3

Utilities	1.2

Miscellaneous	3.2

Cash and Cash Equivalents	14.1

Calendar Year Total Returns (%)

YEAR	RHF

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

2001	20.5

2000	11.7

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	100	98

From 12/31/95 (Start of Fund’s	111	89
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$342 million

Number of Holdings	154

Turnover Rate	34%

Average Market Capitalization[1]	$3,466 million

Weighted Average P/E Ratio[2,3]	19.5x

Weighted Average P/B Ratio[2]	2.9x

Holdings ≥ 75% of Total Investments	75

Active Share[4]	97%

U.S. Investments (% of Net Assets)	66.3%

Non-U.S. Investments (% of Net Assets)	19.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
Royce Opportunity Fund finished the year-to-date period ended June 30, 2015 with a gain of 0.7% versus an increase of 4.8% for its small-cap benchmark, the Russell 2000, for the same period.

The Fund first lost a chunk of ground to its benchmark during a bearish January, which hurt its early results. For the first quarter, Opportunity rose 1.1% compared to 4.3% for the Russell 2000. The second quarter saw another relative disadvantage, made worse by a very difficult June. On the second-to-last day of the month, news of the Greek default wreaked havoc on stock prices and the Fund lost more than the Russell 2000. For the second quarter the Fund was down 0.4% while the small-cap index was up 0.4%. 2015’s first-half results notwithstanding, Opportunity maintained longer-term advantages over its benchmark. The Fund outpaced the Russell 2000 for the 10-, 15-year, and since inception (11/19/96) periods ended June 30, 2015. ROF’s average annual total return since inception was 12.7%. We take great pride in the Fund’s nearly two decades of strong long-term results.

WHAT WORKED... AND WHAT DIDN’T
Typically a strong performer in any bull market, Opportunity was hurt by the very narrow leadership within small-cap over the last 12 months, a period in which biotech dominated returns for both the asset class and domestic equities as a whole. Hewing to the time-tested idea that broad diversity across industries and positions works best in the Fund, we were not too surprised by the portfolio’s first-half performance results. Our theme-driven, opportunistic value approach emphasizes very inexpensive stocks—as determined by low price-to-book and price-to-sales ratios—so we had no exposure to biotech or pharmaceuticals companies, which sport very rich valuations. This lack of exposure was the most significant factor in the Fund’s relative disadvantage in the semiannual period. So while Health Care finished the first half as the portfolio’s second-best contributing sector, its net gains were modest on an absolute level as well as compared to the benchmark and came mostly from companies in the life sciences tools & services group and health care equipment & supplies industry.

The Fund’s largest sector at the end of June was Information Technology. The size and diversity of this sector have for many years made it a regular source of investment opportunity for us. In the first half, its diversity could perhaps best be seen by the starkly different results for its industry groups within the portfolio (this could also be seen within the Russell 2000). Two of the Fund’s best-performing industries came from IT. Net gains for the semiconductors & semiconductor equipment group were strong enough to not only lead on an industry basis by a wide margin, but were also appreciably higher than those for each of the Fund’s equity sectors. Conversely, three of the portfolio’s four largest-detracting industry groups also came from Information Technology—electronic equipment, instruments & components stocks (where net losses nearly rivalled the gains achieved by the semiconductor industry), IT services companies, and the technology hardware storage & peripherals group.

Within Materials, the metals & mining group was home to the Fund’s biggest contributor and two of its most significant detractors. Fading aluminum prices stymied results for both Century Aluminum and Noranda Aluminum Holding Corporation, though the latter company put shares on sale at a sizable discount prior to the commodity price decline, exacerbating its losses. Our confidence in an eventual rebound for industrial metals led us to increase our stake in both companies. RTI International Metals specializes in titanium and other metals and sells primarily to the aerospace industry. Its shares shot up quickly in March when Alcoa announced an agreement to buy the company.

TRC Companies is an engineering, environmental consulting, and construction management firm. In spite of having virtually no Wall Street coverage, its improved earnings and expanding margins drew enough attention to its stock for it to advance significantly in the first half. We trimmed our position as its price rose. Interface produces modular carpet tiles for a variety of industries. It is one of many companies we own in the non-residential construction space, though it is also involved in the residential area running Flor, which sells carpet squares. Improved results in its corporate, hospitality, and retail flooring businesses, as well as its status as an environmentally conscious business, keyed an increase for its shares.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

RTI International Metals	0.42

TRC Companies	0.31

Interface	0.31

EarthLink Holdings.	0.30

NeoPhotonics Corporation	0.26

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Century Aluminum	-0.42

Silicon Graphics International	-0.29

McClatchy Company (The) Cl. A	-0.27

Noranda Aluminum Holding Corporation	-0.24

Identiv	-0.23

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We have been pleased by the number of bargains that we have found within several industries, including a number of positions in Information Technology, Industrials, and Consumer Discretionary. At the end of June we were substantially overweight in the first two sectors and overweight in the third. Many holdings that we built or first began to buy in the first half fall under our Turnarounds investment theme, an area that we think should generally do well as the pace of economic growth picks up, as we suspect it will. Non-residential construction remains an area of focus, as the industry is beginning to enjoy what we anticipate should be a long-term recovery.

20 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/19/96)

ROF	0.67	-2.75	16.58	15.62	8.58	10.40	12.67

Annual Operating Expenses: 1.15%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods; 84% of all 5-year periods; and 69% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	103/104	99%	10.9	7.0

5-year	137/164	84%	11.9	7.2

1-year	146/212	69%	15.9	10.0

*Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/96 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Microsemi Corporation	0.9

Commercial Metals	0.9

General Cable	0.9

Advanced Energy Industries	0.9

Interface	0.8

Encore Wire	0.8

Mueller Industries	0.8

Astec Industries	0.8

TRC Companies	0.8

Invacare Corporation	0.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	30.1

Industrials	21.5

Consumer Discretionary	15.7

Financials	10.9

Materials	8.0

Health Care	3.7

Energy	2.0

Consumer Staples	2.0

Telecommunication Services	0.6

Utilities	0.2

Miscellaneous	1.5

Cash and Cash Equivalents	3.8

Calendar Year Total Returns (%)

YEAR	ROF

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

2001	17.3

2000	19.8

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	121	130

From 12/31/96 (Start of Fund’s	125	110
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$2,010 million

Number of Holdings	279

Turnover Rate	12%

Average Market Capitalization[1]	$750 million

Weighted Average P/B Ratio[2]	1.8x

Holdings ≥ 75% of Total Investments	142

Active Share[3]	90%

U.S. Investments (% of Net Assets)	92.3%

Non-U.S. Investments (% of Net Assets)	3.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 21

MANAGER’S DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA

FUND PERFORMANCE
Royce Special Equity Fund was down 0.5% for the year-to-date period ended June 30, 2015 versus a 4.8% gain for its small-cap benchmark, the Russell 2000 Index, for the same period. Most stocks staggered into the new year, losing value in January before recovering through February and March. The Fund had an atypical underperformance versus the small-cap index as stock prices fell in January. This set the stage for a relatively rough first quarter, in which the Fund gained 2.4% versus 4.3% for the Russell 2000. This pattern repeated itself in the second quarter. Special Equity trailed in the brief April downturn—despite the fact that late March saw signs of a shift back to the kind of quality names we own—and lagged as small-caps rallied in May. The last few trading days in June were particularly difficult. The Fund saw a modest second-quarter gain wiped out near the very end of the month, mostly the result of volatility from the Greek default. Special Equity fell 2.9% in the second quarter while its benchmark advanced 0.4%. In general, the benchmark’s first-half performance was propelled by Health Care (led by biotech), which in the second quarter was joined by Financials (led by banks). The portfolio was significantly underweight both sectors throughout the first half. Positive results within the benchmark for the semiannual period also came disproportionately from non-earning, lowest ROE quintile, and non-yielding companies, which was not a good lineup for our classic value approach to be competing with.

Longer-term results were better on both an absolute and relative basis. The Fund essentially tied the Russell 2000 for the 10-year period and outpaced the small-cap index for the 15-year and since inception (5/1/98) periods ended June 30, 2015. Special Equity’s average annual total return for the since inception period was 9.4%.

WHAT WORKED... AND WHAT DIDN’T
In the first half Consumer Discretionary led all of the Fund’s equity sectors by a sizable margin, boosted by strong results from three of the portfolio’s top-five contributors. The Children’s Place retails value-priced apparel and accessories for newborn to 12-year old children primarily in the eastern U.S. Scholastic Corporation is a global children’s publishing, education, and media company that produces and distributes educational materials for use in school and at home. The Finish Line is a specialty retailer of athletic shoes and sports apparel. The company’s stock began a gradual ascent late in the first quarter. In the Industrials sector, long-time holding National Presto Industries also enjoyed a strong first half. The company makes defense products, housewares and small appliances, and absorbent products.

The Information Technology, Industrials, and Materials sectors each ended the semiannual period with net losses, with the first group having by far the biggest negative impact. This was the case on both an absolute and relative basis, as the portfolio’s lack of exposure to software companies—the sector’s leaders within the Russell 2000— hurt relative results. The Fund’s largest detractor at the position level was 2014’s top performer and Special Equity’s top position at the end of June 2015—UniFirst Corporation, which provides workplace uniforms and protective work wear clothing. Bed Bath & Beyond, the portfolio’s second-largest position, was a rare first-half miss in the otherwise robust Consumer Discretionary group. The company operates a nationwide chain of retail stores that sell domestics merchandise, home furnishings, and other goods. Another detractor, L.B. Foster Company manufactures, fabricates, and distributes rail and trackwork piling, highway products, earth wall systems, and tubular products. We held a good-sized stake at the end of the first half.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Children’s Place	0.72

Scholastic Corporation	0.68

National Presto Industries	0.67

Finish Line (The) Cl. A	0.56

Universal Corporation	0.55

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

UniFirst Corporation	-0.55

Bed Bath & Beyond	-0.53

Foster (L.B.) Company	-0.51

Applied Industrial Technologies	-0.42

Anixter International	-0.39

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The Russell 2000’s average annual total return for the five-year period ended June 30, 2015 was 17.1%. We believe the regularly required disclosure when speaking of performance, “Past performance is no guarantee of future results,” is especially relevant when looking at that figure—in our view this is not the kind of return that investors should expect going forward. In such a market, which has been almost devoid of any meaningful correction, passive strategies have obviously prevailed. If, as we expect, the market becomes more challenging and quality minded, not only will returns be lower, but we will also see down markets. In that kind of environment, we expect to do better. Owning what we believe are great companies bought at reasonable valuations—many of which have increased dividends annually— continues to excite us. It’s important to note that in low-growth periods such as the 1940s and 1970s dividends accounted for as much as 75% of the total return for stocks.

Perhaps the best signal that many of the globe’s potential trouble spots at the end of June—China, Greece, Puerto Rico, and the seemingly ever-present possibility of terror attacks, to name four examples—seem unlikely to cause harm to the U.S. economy is that consumer confidence remained elevated in sharp contrast to investor sentiment. We believe investors will become more bullish. Taking a full market cycle view, particularly from this level, we feel very comfortable with the portfolio. At the end of the first half, the Fund was substantially overweight in Consumer Discretionary, Consumer Staples, Industrials, and Materials.

22 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)
RSE	-0.52	0.40	12.29	13.11	8.41	11.75	9.44
Annual Operating Expenses: 1.12%
*Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 6/30/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 86% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*
10-year	86/86	100%	0.57	0.32
5-year	126/146	86%	0.69	0.40
*Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone™ provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/98 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

UniFirst Corporation	7.1
Bed Bath & Beyond	5.6
AVX Corporation	5.4
Children’s Place	4.7
Meredith Corporation	4.4
Finish Line (The) Cl. A	4.3
Standard Motor Products	3.4
Neenah Paper	3.4
Applied Industrial Technologies	3.3
Buckle (The)	3.2

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	35.2
Industrials	24.1
Information Technology	13.3
Materials	11.5
Consumer Staples	5.6
Financials	2.9
Health Care	0.3
Cash and Cash Equivalents	7.1

Calendar Year Total Returns (%)
YEAR	RSE

2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7
2006	14.0
2005	-1.0
2004	13.9
2003	27.6
2002	15.3
2001	30.7
2000	16.3

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE
10-year	79	66
From 6/30/98 (Start of Fund’s First Full Quarter)	73	48

Portfolio Diagnostics

Fund Net Assets	$2,150 million
Number of Holdings	44
Turnover Rate	8%
Average Market Capitalization[1]	$1,766 million
Weighted Average P/E Ratio[2,3]	16.8x
Weighted Average P/B Ratio[2]	2.1x
Holdings ≥ 75% of Total Investments	20
Active Share[4]	98%
U.S. Investments (% of Net Assets)	92.9%
Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 23

MANAGER’S DISCUSSION

Royce Select Fund I (RS1)

Lauren Romeo, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2015 Royce Select Fund I was up 0.2% versus a gain of 4.8% for its small-cap benchmark, the Russell 2000 Index, for the same period. This was a disappointing outcome, though it was not entirely surprising in the context of a market that saw the bulk of its leadership in 2015’s first half come from high-growth industries, such as biotech, while more economically sensitive sectors had not yet revved up by the end of June.
Stocks as a whole began the year with losses, with January being a decidedly bearish month across asset classes. Most stocks went on to recover through the rest of the first quarter and pushed past their earlier losses. In the first three months, Select Fund I managed a small gain of 0.2% compared to the 4.3% advance for the Russell 2000. When the markets reversed again in April, we were pleased to see the Fund post a small gain for that otherwise dismal month. Growth issues again emerged with momentum, however, through most of May and June. For the second quarter, the Fund was flat while its benchmark gained 0.4%. We were pleased that Select Fund I outpaced the Russell 2000 for the 10-, 15-year, and since inception (11/18/98) periods ended June 30, 2015. The Fund’s average annual total return since inception was 12.9%.

WHAT WORKED… AND WHAT DIDN’T
The portfolio’s underweight in the Health Care sector was the primary driver of its underperformance. The sector ruled the market roost in the first half, which held true for equities as a whole, for small-cap as an asset class, and for the portfolio—with one important difference. The Fund had very limited exposure to biotech issues—the leader within small-cap by a quite sizable margin. This meant the sector was something of a double-edged sword to the portfolio in the semiannual period—its net gain was critical but its impact was negative compared to the lofty returns achieved in the benchmark. The Fund’s successes in Health Care came largely from one holding in the pharmaceuticals industry and a second in the life sciences tools & services group. Lannett Company manufactures generic drugs. The firm was aggressive with pricing and took advantage of limited competition in certain drugs to exceed Wall Street expectations. We like its growing pipeline of generics awaiting approval, which are critical to its future growth once Lannett begins to anniversary the price increases on its core medications. Bio-Rad Laboratories provides life science research products, clinical diagnostics, and analytical instrumentation. Its shares grew healthier on margin improvement in the first quarter in spite of ongoing modest organic growth. The company saw a payoff from consolidating facilities, reducing costs, and exiting some unprofitable lines over the past couple of years. These efforts should set the stage for material operating leverage when the headwinds of pricing pressure in Europe eventually abate. We also think its planned product rollouts for the second half of 2015 should also help to reaccelerate top-line growth.
Cal-Maine Foods is the country’s largest producer and distributor of eggs. Prices have more than doubled in anticipation of constricted supply resulting from a major outbreak of avian flu in the Midwest, which led to the loss of approximately 11% of egg-laying hens, while greater demand has been keyed by higher prices for competing proteins such as beef, quick-service restaurants expanding their breakfast menus, and the popularity of high-protein diets. Additionally, the price of grain, the main input for egg producers, remains low. SEI Investments provides technology solutions and asset management to a range of institutional clients. Double-digit growth in assets under management and administration, which came from both capital market appreciation and gaining new clients, led its stock upward. While initially slow, we think the gradual adoption of the company’s Wealth Platform within the U.S. banking sector offers significant margin expansion potential.
Silicon Graphics International detracted most from first-half results at the position level. The company runs a global business producing data storage, computing servers, and infrastructure software. It reported strong bookings but also reduced guidance, with revenues being pushed out to future quarters. In addition, the company discouraged investors with a short-term debt-financing deal earlier this year. We sold our position in ADTRAN, which makes high-speed digital transmission products. We simply lost patience after waiting several quarters for sales of telecom equipment to AT&T to begin producing revenue for ADTRAN. Specialty athletic and footwear retailer Genesco ran into difficulties trying to turn things around at its Lids licensed sports cap and Lids Locker Room licensed sports apparel businesses, which hampered results for the company as a whole.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Cal-Maine Foods	0.57
Lannett Company	0.43
Bio-Rad Laboratories Cl. A	0.41
SEI Investments	0.39
John Bean Technologies	0.36
[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/15 (%)[2]

Silicon Graphics International	-0.47
ADTRAN	-0.42
Genesco	-0.41
Unit Corporation	-0.34
Oil States International	-0.32
[2] Net of dividends

IMPORTANT INFORMATION
The shareholders of Royce Select Fund I recently approved a reorganization that would combine that Fund with Royce 100 Fund. It is currently expected that the reorganization will be completed in August of 2015. Upon completion, shareholders of Royce Select Fund I will become shareholders of Royce 100 Fund and Royce Select Fund I will cease operations. You may review the proxy statement or go to www.roycefunds.com for more information.

24 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYSFX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/18/98)
RS1	0.23	-5.77	11.87	11.37	9.43	10.91	12.85
Annual Operating Expenses: 1.23%
*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 81% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*
10-year	80/80	100%	11.2	6.7
5-year	114/140	81%	12.0	7.9
1-year	116/188	62%	13.9	10.2
*Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/98 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	3.4
MKS Instruments	3.2
Genworth MI Canada	3.1
Minerals Technologies	3.0
Genesco	2.7
John Bean Technologies	2.7
Lazard Cl. A	2.5
Artisan Partners Asset Management Cl. A	2.5
Bio-Rad Laboratories Cl. A	2.3
Virtus Investment Partners	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	19.9
Information Technology	17.7
Financials	17.5
Consumer Discretionary	16.4
Energy	6.7
Health Care	6.4
Materials	5.9
Consumer Staples	2.3
Cash and Cash Equivalents	7.2

Calendar Year Total Returns (%)

YEAR	RS1
2014	0.2
2013	26.0
2012	13.7
2011	-3.6
2010	18.2
2009	39.6
2008	-25.9
2007	10.7
2006	15.0
2005	10.9
2004	19.1
2003	48.7
2002	-15.8
2001	24.5
2000	15.0

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE
10-Year	93	81
From 12/31/98 (Start of the Fund’s First Full Quarter)	102	75

Portfolio Diagnostics
Fund Net Assets	$23 million
Number of Holdings	70
Turnover Rate	21%
Average Market Capitalization[1]	$2,094 million
Weighted Average P/E Ratio[2,3]	17.8x
Weighted Average P/B Ratio[2]	2.5x
Holdings ≥ 75% of Total Investments	37
Active Share[4]	97%
U.S. Investments (% of Net Assets)	82.1%
Non-U.S. Investments (% of Net Assets)	10.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in performance shown above. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 25

MANAGER’S DISCUSSION

Royce Small-Cap Value Fund (RVV) (formerly Royce Value Fund)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund (formerly Royce Value Fund) advanced 1.0% for the year-to-date period ended June 30, 2015 compared to a gain of 4.8% for its small-cap benchmark, the Russell 2000 Index, for the same period. Small-cap share prices began the year trending downward, and Small-Cap Value felt the brunt of the bearish move in January more than the small-cap index. While the Fund outpaced its benchmark in both February and March as the market rebounded, it could not overtake its index through the year’s first three months. For the first quarter as a whole, Small-Cap Value gained 3.3% versus 4.3% for the Russell 2000.
Small-Cap Value beat the Russell 2000 in the bearish climate of April only to lag when small-cap stocks recovered in May. June was another matter altogether—the Fund was showing a respectable gain prior to June 29, when the Greek default sent shockwaves through the global markets and undid four weeks’ worth of positive performance for the portfolio. For the second quarter, the Fund was down 2.2% while its benchmark was up 0.4%. There was more to be encouraged by in the Fund’s longer-term results. Small-Cap Value Fund outperformed the Russell 2000 for the since inception (6/14/01) period ended June 30, 2015. The Fund’s average annual total return since inception was 10.5%.

WHAT WORKED… AND WHAT DIDN’T
A portion of Small-Cap Value’s relative disadvantage in the first half can be explained by noting where we were not invested—which would be in red-hot biotech stocks—and where we had a less costly but still detrimental overweight—which would be in Energy, which posted the largest net losses in the first half (as it did in 2014), followed by Industrials. The Information Technology sector was an interesting mix of the good and the bad and showed a very modest net loss at the end of June.
Consumer Discretionary led on the positive side by an impressive margin, more than tripling the respective gain of each of the portfolio’s next three top contributors—Consumer Staples, Materials, and Financials—which posted nearly identical net contributions. The Fund’s top performer in the first half was Steve Madden, a designer and seller of name brand and private label footwear for women, men, and children. This is a cyclical business that we have liked for many years. Its shares often move as investors try to predict consumer cravings for fashionables wares, and a decidedly positive estimate was firmly in evidence during 2015’s first half. Ascena Retail Group saw its recovering shares get richer when the firm announced in May that it was buying Ann Taylor, thus adding another name to its large lineup of women and tween girl fashion retailers. Shares of GameStop Corporation rallied, helped in part by a strong new cycle for gaming consoles. This retailer of new and used video game hardware, software, and accessories has also seen profit growth running Simply Mac, an authorized retailer and repairer of Apple products located in small markets.
Vishay Intertechnology, the Fund’s fourth-largest position and largest detractor, makes semiconductors and components. A conservatively capitalized, cash-rich business with a long history of successful and profitable execution, its shares began to slip in March in the context of a somewhat unsettled and more volatile market for many tech issues. The firm’s good-sized exposure to an equally uncertain Europe may have also been a factor. The announcement in May that Vishay beat first-quarter profit expectations did little to garner investor interest. After last year’s catastrophic drop in commodity prices, our long-term outlook for Energy is positive, and we were happy to hold a good-sized position in Unit Corporation at the end of June. Unit is primarily a contract driller that explores for and produces oil and natural gas while also being involved in midstream activities. In May the company announced a first-quarter loss that drove its shares down while our attention was more focused on its record oil production, improved dayrates, and other positive developments. Top-10 position Genesco sells specialty footwear, licensed and branded headwear, and licensed sports apparel. Its shares fell out of fashion after the company lowered its fiscal year earnings outlook late in May, as it continued to struggle with the turnaround for its two Lids businesses. Shares of residential mortgage insurer Genworth MI Canada began to recover in early April after beating first-quarter profit forecasts. Its shares were under water during the first quarter as lower energy prices fueled concerns about mortgage losses in the energy-dominated areas of western Canada earlier in the year.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Steven Madden	0.73
Ascena Retail Group	0.65
GameStop Corporation Cl. A	0.64
Convergys Corporation	0.53
Nu Skin Enterprises Cl. A	0.51
[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/15 (%)[2]

Vishay Intertechnology	-0.54
Unit Corporation	-0.48
Genesco	-0.45
Genworth MI Canada	-0.43
NETGEAR	-0.42
[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June, the portfolio remained overweight in Consumer Discretionary, Information Technology, Materials, and Energy. These weightings reflected our expectation for slow but mostly steady economic growth. We also anticipate a possible increase in interest rates. However, even in the event of an increase, rates will remain historically low. The portfolio is positioned for a market that more consistently rewards quality companies with low leverage and high returns on invested capital.

26 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVV	1.02	-2.33	12.86	11.17	8.05	10.52

Annual Operating Expenses: 1.45%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 90% of all 10-year periods; 70% of all 5-year periods; and 61% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	44/49	90%	10.9	8.4

5-year	76/109	70%	10.6	8.0

1-year	95/157	61%	13.1	10.9

*Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/01 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	3.1
MKS Instruments	3.0
Fabrinet	3.0
Vishay Intertechnology	3.0
Genesco	2.9
Reinsurance Group of America	2.9
Genworth MI Canada	2.9
PC Connection	2.9
MYR Group	2.6
Benchmark Electronics	2.5

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	29.5
Information Technology	25.8
Industrials	15.7
Financials	9.8
Energy	8.1
Materials	4.2
Health Care	2.7
Consumer Staples	2.6
Miscellaneous	0.7
Cash and Cash Equivalents	0.9

Calendar Year Total Returns (%)

YEAR	RVV
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8
2006	16.8
2005	17.2
2004	30.9
2003	54.3
2002	-23.5

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE
10-year	101	105
From 6/30/01 (Start of Fund’s	107	96
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$751 million
Number of Holdings	66
Turnover Rate	30%
Average Market Capitalization[1]	$1,540 million
Weighted Average P/E Ratio[2,3]	15.3x
Weighted Average P/B Ratio[2]	2.1x
Holdings ≥ 75% of Total Investments	33
Active Share[4]	97%
U.S. Investments (% of Net Assets)	92.6%
Non-U.S. Investments (% of Net Assets)	6.5%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 27

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP) (formerly Royce Value Plus Fund)

Chip Skinner, CFA

FUND PERFORMANCE
It was a terrific first-half result for the Growth-at-a-Reasonable-Price approach we use in Royce Smaller- Companies Growth Fund (formerly Royce Value Plus Fund). The Fund increased 8.9% for the year-to-date period ended June 30, 2015, ahead of its small-cap benchmark, the Russell 2000 Index, which rose 4.8% for the same period.
Along with much of the rest of the small-cap market, the Fund stumbled a bit out of the gate, enduring a bearish January. Its rebound in February was impressive, however, as it finished the month well ahead of its benchmark. For the first quarter Smaller-Companies Growth advanced 4.8%, edging ahead of the Russell 2000, which climbed 4.3% for the same period. The Fund’s relative advantage was both more decisive and more evenly spread out in the second quarter— it beat the small-cap index in the slightly bearish April, the more bullish May, and volatile June. The Fund finished the quarter with a 4.0% gain compared to a 0.4% increase for the Russell 2000. The portfolio’s strong first half helped long-term results on both an absolute and relative basis. Smaller-Companies Growth outperformed the Russell 2000 for the one-, 10-year, and since inception (6/14/01) periods ended June 30, 2015. The Fund’s average annual total return since inception was 12.4%.

WHAT WORKED… AND WHAT DIDN’T
The portfolio was slightly overweight in Health Care during the first half, when overall market leadership came overwhelmingly from biotech stocks. Within the Russell 2000, pharmaceuticals and health care providers & services also posted notable net gains. We were very pleased, then, that stock selection and the Fund’s overweight, which included greater average exposure to both biotech and pharmaceuticals, made positive impacts on first-half returns vis-à-vis the small-cap index. Shares of Anacor Pharmaceuticals appreciated steadily based on the ongoing successful launch of its first commercial product, Kerydin, a topical antifungal medication. The market was also anticipating positive clinical results for its lead development compound, Crisaborole, a topical treatment for atopic dermatitis. We took advantage of its rising stock price to reduce our position somewhat. However, we remain optimistic about the prospects for both products, and Anacor remained a core holding in the Fund at the end of June. Cambrex Corporation is a life sciences company that provides active pharmaceutical ingredients (“APIs”) for the pharmaceuticals industry. We think very highly of this business— pharmaceuticals companies typically outsource around 50% of their API business, and Cambrex has one of the best reputations in this attractive niche. Its shares grew particularly healthy in February after the company reported terrific results for the fourth quarter and fiscal 2015. Among other developments, investors especially liked its expanded partnership with Gilead Science to provide APIs for the Big Pharma firm’s hepatitis C drug, Harvoni, which was approved for use in the U.S. and Europe late in 2014.
Four other sectors posted strong-to-solid net gains in the semiannual period, including Consumer Discretionary and Information Technology—the Fund’s two largest at the end of June. Gentherm hails from the first of these sectors and is a leader in the manufacture of variable temperature climate control devices primarily for the automotive markets. We like the ways the firm is positioning itself for future growth: First, it has been penetrating further into the automotive markets by offering cooling seats, as well as heated and cooling steering wheels, back seats, and cup holders, in addition to cooling compartments. Second, it is moving into other industries, such as mattresses. Shares of Paylocity Holding Corporation rallied after the company reported strong revenue growth for the first quarter and raised guidance for the full year. We continue to see ample growth potential for this cloud-based software provider specializing in payroll and human resources.
Net losses for the semiannual period were comparatively modest at the sector, industry, and position levels. The Materials, Energy, and Consumer Staples sectors detracted from returns, as did one of 2014’s top contributors, Sierra Wireless, which provides wireless data communications equipment for M2M (machine-to-machine) communications and mobile components. Its shares fell due to a slowdown in its wireless solutions business—which typically acts as a key driver of sales for its components. We see this as a temporary issue and view Sierra as a well-managed, quality business with a long runway for future growth. We reduced our position in retailer Zumiez, which sells sports-related apparel, footwear, and other equipment, after tiring of recent losses.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Anacor Pharmaceuticals	1.39
Cambrex Corporation	1.24
Gentherm	0.78
Paylocity Holding Corporation	0.77
Boot Barn Holdings	0.77
[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/15 (%)[2]

Sierra Wireless	-0.67
Zumiez	-0.46
Horsehead Holding Corporation	-0.37
Rogers Corporation	-0.32
Container Store Group (The)	-0.28
[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to selectively build positions in Health Care, focusing on areas such as biotech, pharmaceuticals, and behavioral health services, which we continue to see as a vibrant theme. The portfolio was also substantially overweight in Consumer Discretionary at the end of June, which reflects our confidence in the ongoing health of consumer spending against a backdrop of higher employment and lower energy prices.

28 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX RVPKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVP	8.92	8.73	17.73	13.98	8.63	12.41

Annual Operating Expenses: 1.45%

* Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/01 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Container Store Group (The)	3.0
Carter’s	2.7
Paylocity Holding Corporation	2.1
Cambrex Corporation	2.1
Mobile Mini	2.0
Wabtec Corporation	1.9
Boot Barn Holdings	1.9
Gildan Activewear	1.8
Mercury Systems	1.8
Gentherm	1.8

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	21.7
Health Care	19.0
Information Technology	18.0
Industrials	11.6
Financials	10.9
Consumer Staples	3.9
Energy	3.4
Materials	1.6
Telecommunication Services	1.4
Miscellaneous	2.7
Cash and Cash Equivalents	5.8

Calendar Year Total Returns (%)

YEAR	RVP
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2
2006	19.3
2005	13.2
2004	28.2
2003	79.9
2002	-14.7

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE
10-year	106	107
From 6/30/01 (Start of Fund's	117	99
First Full Quarter)

Portfolio Diagnostics

Fund Net Assets	$888 million
Number of Holdings	94
Turnover Rate	17%
Average Market Capitalization[1]	$1,787 million
Weighted Average P/E Ratio[2,3]	30.8x
Weighted Average P/B Ratio[2]	3.5x
Holdings ≥ 75% of Total Investments	50
Active Share[4]	96%
U.S. Investments (% of Net Assets)	78.8%
Non-U.S. Investments (% of Net Assets)	15.4%
[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 29

MANAGERS’ DISCUSSION
Royce 100 Fund (ROH)

Lauren Romeo, CFA Chuck Royce

FUND PERFORMANCE
Royce 100 Fund was down 0.1% for the year-to-date period ended June 30, 2015, trailing its small-cap benchmark, the Russell 2000 Index, which gained 4.8% for the same period. The Fund’s difficulties began with the new year—it uncharacteristically lost more than its benchmark during the bearish January. As the first quarter moved on and share prices began to recover, the Fund was unable to keep pace with the small-cap index in large part because of the more growth-oriented nature of small-cap leadership. For the first quarter 100 Fund was up 0.5% compared to a 4.3% gain for the Russell 2000.
Small-cap share prices then retreated somewhat in April, and we were pleased to see the Fund hold its value more effectively than the small-cap index, if only briefly. When the markets rebounded, however, the Fund fell back. Royce 100 Fund was down 0.6% for the second quarter while the Russell 2000 gained 0.4%. It took only one day—the second-to-last of June—for the Fund’s quarterly gain to disappear into negative territory. Needless to say, it was a frustrating quarter. Royce 100 Fund outperformed the Russell 2000 for the 10-year period ended June 30, 2015. The Fund’s average annual total return since inception (6/30/03) was 10.1%.

WHAT WORKED… AND WHAT DIDN’T
While Health Care led all of the portfolio’s sectors by a wide margin in the first half, it did so within small-cap to an even larger degree. This was the primary factor in the Fund’s first-half underperformance versus the Russell 2000. Results for the small-cap index were driven overwhelmingly by biotech stocks, an area to which the portfolio had no exposure (and has had little if any historically). These businesses, attractive as they have been to other investors over the last couple of years, generally lack the solid fundamentals and sturdy earnings profiles that we seek for our holdings. Two of the sector’s names were among the portfolio’s best performers. Bio-Rad Laboratories, which provides life science research products, clinical diagnostics, and analytical instrumentation, experienced margin improvement, which aided its profitability. Lannett Company is a generic drug manufacturer that continued to exceed expectations in large part due to aggressive pricing and limited competition on certain key drugs.
ManpowerGroup was the Fund’s top contributor. Its shares climbed on signs of a pickup in demand for temporary staffing in Europe, its largest revenue geography, coupled with solid growth from its high-margin permanent placement activities. The firm also signaled optimism by raising its dividend by 63% and announced two staffing acquisitions that expanded or solidified its status in Europe and the Australasia region. Cal-Maine Foods, the nation’s largest producer and distributor of eggs, benefited from a robust market for lower-cost proteins, greater numbers of quick-service restaurants serving breakfast, and low grain prices, a key input for egg production. In addition, supply was meaningfully limited by an outbreak of bird flu in the Midwest, which led to a sharp increase in price.
The Consumer Discretionary sector detracted most from first-half results, with modest net losses also coming from Energy and Materials. Within the first of these, the most significant declines came from the specialty retail and diversified consumer services groups. Tax preparation business Liberty Tax disappointed investors, including ourselves, as the firm failed to open as many new offices as had been expected and overestimated the amount of incremental volume the Affordable Care Act and its associated tax filings would add to its business. We finished selling our shares in June. Specialty retailer Genesco struggled to turn things around for its Lids licensed sports cap and Lids Locker Room licensed sports apparel businesses, which depressed profitability and overshadowed excellent results from one of its other brands, teen retailer Journey. Ongoing margin pressure from both Lids franchises makes it unlikely that Genesco gets out of the penalty box in the near term, but we like its longer-term potential to get back in the game.
The stock of long-time holding Unit Corporation first began to suffer in the second half of last year when oil prices plummeted. Unit, which is involved in several energy businesses, including oil and natural gas exploration, oil and gas property acquisition, contract drilling services, and natural gas processing, saw its shares fall further in the first half of 2015 as the energy industry has not yet recovered. The company has executed effectively through this difficult period, primarily by cutting costs and boosting efficiency. In addition, its newly introduced drilling rig received a warm welcome from the market, which should enhance the firm’s competitiveness in that end of its business.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

ManpowerGroup	0.72
Cal-Maine Foods	0.52
Orbotech	0.41
Bio-Rad Laboratories Cl. A	0.37
Lannett Company	0.35
[1]Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/15 (%)[2]

Unit Corporation	-0.36
Liberty Tax	-0.35
Genesco	-0.32
Oil States International	-0.29
Greif Cl. A	-0.27
[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
After stalling briefly in the first quarter, the economy appears to have resumed its steady pace of growth. This should benefit small-caps as a whole, particularly those in more economically sensitive areas of the market such as Industrials and Materials—the Fund was overweight in both at the end of June. Against this backdrop, our focus remains on companies that we believe are poised for profit margin expansion as their revenue growth normalizes in concert with a faster-moving U.S. economy.

30 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX ROHKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	-0.12	-5.99	11.50	11.14	8.44	10.11

Annual Gross Operating Expenses: 1.52% Annual Net Operating Expenses: 1.49%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 72% of all 5-year periods; and 47% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	25/25	100%	10.1	8.7

5-year	61/85	72%	8.4	6.5

1-year	63/133	47%	11.5	10.8

*Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/03 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	3.2

MKS Instruments	3.1

Genworth MI Canada	3.0

Minerals Technologies	3.0

Genesco	2.7

John Bean Technologies	2.6

ManpowerGroup	2.5

Lazard Cl. A	2.4

Artisan Partners Asset Management Cl. A	2.4

Bio-Rad Laboratories Cl. A	2.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.3

Information Technology	20.5

Financials	16.1

Consumer Discretionary	13.5

Materials	7.0

Energy	6.7

Health Care	6.6

Consumer Staples	2.3

Miscellaneous	0.9

Cash and Cash Equivalents	2.1

Calendar Year Total Returns (%)

YEAR	ROH

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	99	98

From 6/30/03 (Start of Fund’s First Full Quarter)	96	96

Portfolio Diagnostics

Fund Net Assets	$148 million

Number of Holdings	81

Turnover Rate	32%

Average Market Capitalization[1]	$1,919 million

Weighted Average P/E Ratio[2,3]	17.7x

Weighted Average P/B Ratio[2]	2.6x

Holdings ≥ 75% of Total Investments	41

Active Share[4]	97%

U.S. Investments (% of Net Assets)	87.3%

Non-U.S. Investments (% of Net Assets)	10.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2016. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 31

MANAGERS’ DISCUSSION
Royce Micro-Cap Discovery Fund (RDF)

George Necakov, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce Micro-Cap Discovery Fund was up 0.7% for the year-to-date period ended June 30, 2015, lagging its benchmark, the Russell Microcap Index, which advanced 6.0% for the same period. The Fund was again challenged by its lack of participation in a mostly bullish period for both micro-cap and small-cap stocks. It is also worth pointing out, however, that returns for each asset class were extremely narrow, led by biotech stocks and concentrated beyond that industry among a small handful of groups during the first half of 2015.

In the first quarter, Royce Micro-Cap Discovery got off to a promising start on an absolute basis. The Fund gained 2.8% versus a 3.1% advance for its benchmark. Though disappointing from a relative standpoint, Micro-Cap Discovery performed largely as we would expect. The Fund lost less than its benchmark during the bearish January before falling behind the micro-cap index when stock prices recovered in February and March. Unfortunately, the Fund ceded more ground to the Russell Microcap in the second quarter, underperforming in each of its three months. Although it stayed close to the benchmark in April when share prices again tumbled, the portfolio also fell in May, when most micro-cap shares were rallying. Micro-Cap Discovery was down 2.1% in the second quarter while the Russell Microcap increased 2.8%. The Fund underperformed its benchmark for the one-, three-, five-, 10-year, and since inception (10/3/03) periods ended June 30, 2015, though the Fund’s average annual total returns for the three- and five-year periods remained strong on an absolute basis.

WHAT WORKED... AND WHAT DIDN’T
Health Care was something of a double-edged sword for the portfolio. The sector led both the Fund and the Russell Microcap in the first half, though results for the index were (as mentioned) dominated by stratospheric performance for biotech stocks as well as healthy returns for pharmaceuticals. These businesses generally lack the attributes sought by the portfolio’s quantitative model, which looks for what it determines are undervalued micro-cap businesses with strong fundamentals. Not only was the Fund significantly underweight in Health Care during the first half, but it also had no exposure to biotech and very little exposure to pharmaceuticals. Net gains came mostly from holdings in the health care equipment & supplies industry. So even as the sector was the portfolio’s top contributor in the first half, its net gains were not nearly as strong as were those for Health Care within the Russell Microcap.

Ebix made the largest contribution to first-half performance by a sizable margin. The company supplies software and e-commerce solutions to the insurance industry and experienced solid growth in its business. We sold our shares in the second quarter as its stock rose. Seeing more room for potential growth, we chose to hold our shares of Culp, which supplies upholstery fabrics and mattress tickings to the furniture and bedding industries. Its shares took flight in March after the firm announced strong fiscal third-quarter results and a positive outlook for the rest of fiscal 2015.

Of the Fund’s three sectors that finished the semiannual period in the red, only Energy and Materials posted sizable net losses. The first of those sectors was home to Gulf Island Fabrication, which fabricates offshore drilling and production platforms, as well as other steel structures for the oil and gas and marine industries. Recent results have been hurt by the decline in commodity prices, which has led to a slowdown in its business. We held shares at the end of June. We also added to the portfolio’s position in TESSCO Technologies, which distributes equipment used to equip cell phone towers. One of its larger customers curtailed spending, which has hurt recent earnings. We sold our shares of United States Lime & Minerals, which supplies lime and limestone products to a number of industries, including energy. A slowdown in several of the industries it serves depressed earnings markedly.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Ebix	0.88

Culp	0.62

Invacare Corporation	0.54

Village Super Market Cl. A	0.39

Journal Communications Cl. A	0.38

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

TESSCO Technologies	-0.40

United States Lime & Minerals	-0.38

Gulf Island Fabrication	-0.30

UFP Technologies	-0.27

Computer Task Group	-0.26

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
To cull potential portfolio candidates, we combine a proprietary quantitative screening model with traditional fundamental analysis to help find companies that exhibit certain value-based characteristics. Several key elements comprise this proprietary model.

At the end of June Micro-Cap Discovery was significantly underweight versus its benchmark in Health Care and Financials and had no exposure to Utilities and Telecommunications Services. The portfolio was overweight in Consumer Discretionary, Energy, Industrials, and Information Technology, while it had substantial overweights in Consumer Staples and Materials.

32 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYDFX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION(10/3/03)

RDF	0.67	1.64	12.34	11.16	4.81	6.25

Annual Gross Operating Expenses: 2.27% Annual Net Operating Expenses: 1.49%

*Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/03 (Russell Microcap Inception) as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Village Super Market Cl. A	2.6

MYR Group	2.2

Utah Medical Products	2.1

Invacare Corporation	2.1

Miller Industries	2.1

Culp	1.9

PC Connection	1.5

Computer Task Group	1.5

UFP Technologies	1.5

Comtech Telecommunications	1.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	18.4

Health Care	17.2

Consumer Discretionary	14.7

Industrials	12.1

Materials	9.3

Financials	7.3

Consumer Staples	5.2

Energy	3.8

Miscellaneous	4.4

Cash and Cash Equivalents	7.6

Calendar Year Total Returns (%)

YEAR	RDF

2014	1.0

2013	35.3

2012	3.1

2011	-2.2

2010	19.6

2009	25.9

2008	-35.1

2007	-7.4

2006	16.8

2005	7.6

2004	13.3

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	99

Turnover Rate	41%

Average Market Capitalization[1]	$393 million

Weighted Average P/E Ratio[2,3]	17.6x

Weighted Average P/B Ratio[2]	1.7x

Holdings ≥ 75% of Total Investments	60

Active Share[4]	93%

U.S. Investments (% of Net Assets)	86.6%

Non-U.S. Investments (% of Net Assets)	5.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2016 and at or below 1.99% through April 30, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

The Royce Funds 2015 Semiannual Report to Shareholders | 33

MANAGERS’ DISCUSSION
Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund advanced 2.6% for the year-to-date period ended June 30, 2015 compared to a 4.8% gain for its small-cap benchmark, the Russell 2000 Index, for the same period. In terms of relative performance, the first half was a tale of two quarters for the portfolio. Dividend Value was up 1.1% for the first quarter while the Russell 2000 gained 4.3%. For the second quarter, however, Dividend Value gained 1.4% versus 0.4% for the small-cap index.

Although recent results have been underwhelming, compared to those for the Russell 2000, they have not been unexpected. The small-cap market over the last five years has been dominated at times by high-yield, bond-like REITs and Utilities or by fast-growing, more speculative stocks that typically have no earnings. There has been only short-term, inconsistent favor shown to the kind of steadily profitable, conservatively capitalized small- and mid-cap dividend payers that we prefer. We were pleased with the Fund’s long-term results on both an absolute and relative basis. Dividend Value outpaced the Russell 2000 for the 10-year and since inception (5/3/04) periods ended June 30, 2015. The Fund’s average annual total return since inception was 9.0%.

WHAT WORKED... AND WHAT DIDN’T
The portfolio’s underweight in Health Care—in particular its lack of exposure to biotech stocks—played the leading role in its first-half relative disadvantage. There was better news from other areas. Financials led all of the Fund’s sectors by a comfortable margin, followed by respectable net gains for Industrials and Consumer Discretionary. In all, seven of the Fund’s 10 equity sectors finished the semiannual period with net gains. Three sectors—Materials, Energy, and Utilities—were in the red at the end of June, though their net losses were relatively modest, especially for the third group. Three of the Fund’s top-seven industry groups came from Financials—capital markets, insurance, and banks. Holdings headquartered in the U.K. and Japan also notably boosted results.

Two of the portfolio’s four largest holdings at the end of June were also among its top contributors to first-half results. Columbus, OH-based asset manager Diamond Hill Investment Group rode a wave of strong earnings and growing revenues to a more than 40% increase in the value of its shares. We like the firm’s emphasis on disciplined approaches and long-term investment results. Another asset manager, SEI Investments also runs a business creating technology solutions for its clients. Although its overall gain was not quite as heady, it saw a rising share price along with improved earnings and revenues keyed by double-digit growth in assets under management and administration. We have held shares of SEI in the portfolio for more than 10 years. In our view, it’s a very well-run business, and we see its global presence, focus on active management, technology niche, and close attention to risk as significant attributes. In general, we have a marked preference for investment management firms, especially as part of a portfolio of dividend-paying companies. From our perspective, the industry’s better firms are global growth businesses that should continue to benefit from expanding economic strength and the correspondent need for expertise in wealth management.

GameStop Corporation, the Fund’s thirteenth-largest holding at the end of June, was one of a handful of retailers that enjoyed success in the first half. The company sells new and used video game hardware, software, and accessories. We like its core business, which rallied in the first half as a new gaming console cycle took off. The development of video game digital downloads, which many analysts predict will ultimately consign GameStop to the same fate as Blockbuster Video, has also been slow to catch fire. We like GameStop’s innovative ways of cultivating customer loyalty as well as its expansion into running other businesses, such as Simply Mac—an authorized seller and repairer of Apple products in smaller cities and towns.

Industrial packaging products manufacturer Greif led all of the portfolio’s detractors in the first half, hurt by earnings disappointments and revised guidance for fiscal 2015. We think its global business can eventually right itself. Long-time holding Carpenter Technology has a global business fabricating and distributing specialty metals. Recent results have been hampered by the firm’s exposure to the energy markets as well as by increased operating costs and the price of reducing inventory. The firm has been taking steps to both reduce costs and improve margins in the face of a slumping market for industrial metals. Vishay Intertechnology, which makes semiconductors and components, has a low-debt balance sheet and a history of successful and profitable execution. Its stock began to fall in March in the context of an uncertain market for many tech businesses.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Diamond Hill Investment Group	0.36

GameStop Corporation Cl. A	0.26

SEI Investments	0.25

Steven Madden	0.23

ManpowerGroup	0.22

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Greif Cl. A	-0.24

Carpenter Technology	-0.24

Vishay Intertechnology	-0.20

Coronation Fund Managers	-0.19

Genesco	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our focus remains on what we believe are well-run dividend-paying businesses, particularly in Financials and the more cyclical sectors of the market. The ongoing expansion of the U.S. economy has been the primary driver of our portfolio positioning over the past two years, as has our anticipation of a more earnings-led small-cap market. As a result, the portfolio was significantly overweight in Industrials and Materials, overweight in Energy and Financials, and close to the Russell 2000’s weighting in Consumer Discretionary at the end of June. Health Care remained a significant underweight.

34 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	2.55	-2.89	13.53	13.45	8.88	8.99

Annual Operating Expenses: 1.55%

*Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 6/30/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 88% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	14/14	100%	0.53	0.44

5-year	65/74	88%	0.50	0.39

*Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/04 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Expeditors International of Washington	1.3

SEI Investments	1.3

Reliance Steel & Aluminum	1.3

Diamond Hill Investment Group	1.2

Helmerich & Payne	1.2

Reinsurance Group of America	1.1

FLIR Systems	1.1

KKR & Co. L.P.	1.1

Diebold	1.0

AptarGroup	1.0

Portfolio Sector Breakdown
% of Net Assets

Financials	25.7

Industrials	22.2

Information Technology	12.0

Consumer Discretionary	11.4

Materials	9.6

Energy	4.1

Health Care	4.1

Consumer Staples	2.5

Telecommunication Services	1.0

Utilities	0.7

Miscellaneous	1.9

Cash and Cash Equivalents	4.8

Calendar Year Total Returns (%)

YEAR	RDV

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

10-Year	93	85

From 6/30/04 (Start of Fund’s First Full Quarter)	90	80

Portfolio Diagnostics

Fund Net Assets	$427 million

Number of Holdings	229

Turnover Rate	7%

Average Market Capitalization[1]	$2,771 million

Weighted Average P/E Ratio[2,3]	18.3x

Weighted Average P/B Ratio[2]	2.8x

Holdings ≥ 75% of Total Investments	94

Active Share[4]	96%

U.S. Investments (% of Net Assets)	72.2%

Non-U.S. Investments (% of Net Assets)	23.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 35

MANAGER’S DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS) (formerly Royce Opportunity Select Fund)

Bill Hench

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund (formerly Royce Opportunity Select Fund) gained 4.3% for the year-to-date period ended June 30, 2015, trailing both its new benchmark, the Russell Microcap Index, which rose 6.0%, and its former yardstick, the small-cap Russell 2000 Index, which was up 4.8% for the same period. (We are using the Russell Microcap as the Fund’s new benchmark because it better reflects the Fund’s selection universe, part of changes that became effective on May 1, 2015.) Through much of the first half—as late as early June, in fact—Micro-Cap Opportunity led both indexes. While it began to cede a bit of ground as June rolled on, it took only one very volatile day—June 29 to be exact—for the Fund to slip well behind the indexes in the first half.

We were otherwise pleased with first-half results. Although stocks endured a downturn in January, Micro-Cap Opportunity climbed 5.1% in the first quarter versus respective gains of 3.1% and 4.3% for the Russell Microcap and Russell 2000. The second quarter began in a similarly bearish fashion, though losses were generally less severe in April than earlier in the year. For the second quarter the Fund lost 0.7% versus a gain of 2.8% for the Russell Microcap and 0.4% for the Russell 2000. Micro-Cap Opportunity Fund’s average annual total return since inception was 16.4%.

The Fund’s name change became effective on May 1, 2015 when it also began to operate under a new non-fundamental investment policy requiring 80% of its assets to be invested in stocks with market caps up to $1 billion. The Fund is being run closely to the way in which it has been since its inception, investing primarily in a limited number (generally less than 100) of mostly micro-cap stocks.

WHAT WORKED... AND WHAT DIDN’T
Five of the portfolio’s nine equity sectors posted net losses in the first half, though for three—Financials, Energy, and Consumer Discretionary—the declines were modest and for the remaining two they were even smaller. One of these was Health Care, which made an outsized contribution to performance for both the Russell Microcap and Russell 2000. The sector was led by red-hot biotech stocks, and the Fund’s significant underweight in both the sector and that industry loomed large in its first-half underperformance. The portfolio’s largest detractor at the position level was The McClatchy Company, which publishes newspapers and provides original media content to digital sources. Its shares grew appreciably cheaper (and more attractive to us) during the first half as the firm continued to adjust to the radically altered media landscape, which has not been kind to newsprint. However, with approximately two-thirds of its revenue now coming from non-print sources, we think the company is responding effectively to new media realities. We added shares in the first quarter. We also built our position in OraSure Technologies as its stock stumbled. The company develops saliva-based disease-testing products, many for more sensitive healthcare situations. Its stock was up in 2014 on news of new product releases. We suspect that expectations may have raced ahead of reality, which resulted in nervous investors when OraSure then reported a fourth-quarter loss in February, even though the loss was lower than had been estimated. We like its niche and its revenue growth potential.

Information Technology easily led all of the Fund’s sector groups, with net gains nearly triple those posted by Industrials, the second-best performing sector in the first half. Four of its industry groups made particularly notable contributions—semiconductors & semiconductor equipment, internet software & services, communications equipment, and software. One of the Fund’s top contributors was EarthLink Holdings, which has made the transition from being a general internet services provider to more business-oriented managed services. We initially viewed it as an asset play and liked its new management’s plans to better focus the business and their ability to cut costs in a flat-growth environment. The company’s steady progress toward profitability attracted more investors, though we believe it still has room to grow and held a large position at the end of June.

Top contributor Builders FirstSource, which makes building products for residential construction, saw its shares hit the roof when it announced the acquisition of a competitor in mid-April. RTI International Metals benefited from a similar condition for micro-cap companies—its profitability in producing titanium for the aerospace industry drew the interest of a larger firm in the same business. Alcoa announced an agreement to buy the company in March, prompting us to sell our position.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Builders FirstSource	1.29

EarthLink Holdings	1.28

RTI International Metals	1.05

Cambrex Corporation	0.69

RF Micro Devices	0.59

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

McClatchy Company (The) Cl. A	-0.83

OraSure Technologies	-0.75

Noranda Aluminum Holding Corporation	-0.65

Zumiez	-0.61

Amber Road	-0.59

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our overall outlook is very positive. We think the market has had the time it needed to fully digest the first quarter’s slowdown in economic growth and the likelihood of increased interest rates in the short run. Our expectation, then, is that the economy will keep growing, which should help a number of micro-cap companies, especially those that have been flat or down over the last couple of years. In particular we believe that we will see more robust earnings recovery in 2016. At the end June the portfolio held large overweights in Information Technology, Consumer Discretionary, and Materials while also being underweight in Industrials.

36 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	SINCE INCEPTION (8/31/10)

ROS	4.30	-4.04	18.39	16.43

Annual Gross Operating Expenses: 1.56% Annual Net Operating Expenses: 1.28%

*Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 9/30/10 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

General Cable	2.7

Applied Optoelectronics	2.5

Power Solutions International	2.4

U.S. Concrete	2.4

Exar Corporation	2.3

EarthLink Holdings	2.3

Trinity Biotech ADR Cl. A	2.2

Zumiez	2.1

Carbonite	2.0

Installed Building Products	2.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	40.4

Consumer Discretionary	17.9

Industrials	13.0

Health Care	9.9

Materials	6.3

Energy	2.0

Consumer Staples	1.7

Financials	1.7

Telecommunication Services	1.2

Miscellaneous	4.0

Cash and Cash Equivalents	1.9

Calendar Year Total Returns (%)

YEAR	ROS

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$21 million

Number of Holdings	79

Turnover Rate	69%

Average Market Capitalization[1]	$454 million

Weighted Average P/B Ratio[2]	2.2x

Holdings ≥ 75% of Total Investments	44

Active Share[3]	96%

U.S. Investments (% of Net Assets)	94.3%

Non-U.S. Investments (% of Net Assets)	3.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2016 and at or below 1.99% through April 30, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

The Royce Funds 2015 Semiannual Report to Shareholders | 37

MANAGER’S DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2015, Royce Special Equity Multi-Cap Fund was down 3.1% versus a 1.7% increase for its benchmark, the Russell 1000 Index, for the same period. Most equities floundered into the new year, and we were disappointed to see the portfolio lose more than its benchmark in January, when prices were tumbling. The Fund was then unable to narrow the gap when share prices improved in February and March. For the first quarter, Special Equity Multi-Cap fell 0.6% while the Russell 1000 gained 1.6%. The quarter that followed offered little better on a relative basis, with June particularly difficult. A modest net loss for the Fund grew more severe with the impact that the Greek default had on the second-to-last day of the month. The end result was a second-quarter loss of 2.6% for the Fund compared to a modest increase of 0.1% for the Russell 1000.

In general, the benchmark’s first-half performance was propelled by Health Care (led by biotech). More generally, the broader market’s positive results for the semiannual period came disproportionately from non-earning, lowest ROE quintile, and non-yielding companies, which was not a good lineup for our classic value approach to be competing with. As of June 30, 2015, it had been more 1,350 days since the S&P 500 had experienced a drop of 10% or more. Since our investment approach is designed to seek a relative performance advantage during extended down markets, this has certainly been a strong headwind for the portfolio.The Fund’s average annual total return since inception (12/31/10) was 12.9%.

WHAT WORKED... AND WHAT DIDN’T
Holdings in the Consumer Discretionary sector had an outsized negative effect on first-half performance—on both a relative and absolute basis. Five of the portfolio’s 10 most significant detractors came from the sector, including media companies—a particular trouble spot in the first half—Viacom and Scripps Networks Interactive, household goods retailer Bed Bath & Beyond, and auto parts distributor Genuine Parts. The portfolio’s underweights in Health Care and Financials also detracted from results vis-à-vis the Russell 1000, as did certain holdings in Information Technology. The Fund’s largest net loss at the position level came from Franklin Resources, which does business as Franklin Templeton Investments. The firm provides investment advisory services to mutual fund, retirement, institutional, and separate accounts.

ManpowerGroup was a bright spot in the first half. Several positive developments have helped the company of late: Demand has spiked for temporary staffing in Europe, its largest revenue geography, and its high-margin permanent placement segment has grown. The firm also raised its dividend by 63% and announced two staffing acquisitions that expanded or solidified its status in Europe and the Australasia region. We were also pleased to see solid growth from auto parts maker Lear Corporation, diagnostic testing, information, and services business Quest Diagnostics (which we sold in the first half), and Apple.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

ManpowerGroup	1.34

Lear Corporation	0.78

Quest Diagnostics	0.57

Apple	0.46

Rockwell Automation	0.07

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Franklin Resources	-0.53

Viacom Cl. B	-0.53

Bed Bath & Beyond	-0.49

Scripps Networks Interactive Cl. A	-0.48

Genuine Parts	-0.48

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Much has been written about the widely held belief that profit levels and/or rates are unsustainable. One such argument looks to corporate profits as a percentage of GDP. In our opinion this is not an appropriate measure as that ratio has many non-operating factors included, such as taxes, interest expense, etc. When one looks deeper one can see, as we do in our accounting work, significant improvement in operating margins despite tepid sales advances. This suggests to us latent higher profit levels when revenues advance enough to kick in. American businesses have become a lot leaner and meaner. Breakeven points have been lowered. Even in an economy with only modest but continued progress, we will indeed reach a level of production that will allow those incremental margins to manifest themselves. We do not see any imminent collapse in profitability as long as the “Goldilocks” model of the economy being “just right” is operative.

If, as we expect, the market becomes more challenging and quality minded, not only will returns be lower, but we will also see down markets. In that kind of environment, we expect to do better. Owning what we believe are great companies bought at reasonable valuations—most of which have increased dividends annually— continues to excite us. It’s important to note that in low-growth periods such as the 1940s and 1970s dividends accounted for as much as 75% of the total return for stocks.

Perhaps the best signal that many of the globe’s potential trouble spots at the end of June—China, Greece, Puerto Rico, and the seemingly ever-present possibility of terror attacks, to name four examples—seem unlikely to cause harm to the U.S. economy is that consumer confidence remained elevated in sharp contrast to investor sentiment. We believe investors will become more bullish. Taking a full market cycle view, particularly from this level, we feel very comfortable with the portfolio. At the end of the first half, the Fund was substantially overweight in the Consumer Discretionary and Industrials sectors and slightly overweight in Information Technology.

38 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RSM	-3.14	0.48	14.71	12.90

Annual Gross Operating Expenses: 1.34% Annual Net Operating Expenses: 1.24%

* Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

ManpowerGroup	6.2

Lear Corporation	5.6

Nordstrom	5.5

Bed Bath & Beyond	5.3

Cisco Systems	5.3

Emerson Electric	5.3

Gap (The)	5.0

Microsoft Corporation	4.9

Apple	4.8

T. Rowe Price Group	4.8

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	33.4

Industrials	26.4

Information Technology	23.8

Financials	9.5

Materials	2.0

Cash and Cash Equivalents	4.9

Calendar Year Total Returns (%)

YEAR	RSM

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

From 12/31/10 (Start of Fund’s First Full Quarter)	89	82

Portfolio Diagnostics

Fund Net Assets	$258 million

Number of Holdings	26

Turnover Rate	16%

Average Market Capitalization[1]	$27,030 million

Weighted Average P/E Ratio[2,3]	15.5x

Weighted Average P/B Ratio[2]	3.6x

Holdings ≥ 75% of Total Investments	15

Active Share[4]	92%

U.S. Investments (% of Net Assets)	95.1%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 1000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 98.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.0%
AUTO COMPONENTS - 2.2%
Dorman Products [1]	395,921	$18,869,595
Drew Industries	548,273	31,810,799
Gentex Corporation	1,136,194	18,656,305
Motorcar Parts of America [1]	20,250	609,323
Standard Motor Products	85,951	3,018,599
STRATTEC SECURITY [2]	253,050	17,384,535
Superior Industries International	513,600	9,404,016

		99,753,172

AUTOMOBILES - 1.2%
Thor Industries	586,545	33,010,753
Winnebago Industries	846,500	19,968,935

		52,979,688

DISTRIBUTORS - 1.2%
Core-Mark Holding Company	539,684	31,976,277
†Fenix Parts [1,3]	306,000	3,066,120
Weyco Group [2]	566,900	16,904,958

		51,947,355

DIVERSIFIED CONSUMER SERVICES - 1.0%
Capella Education	3,700	198,579
Chegg [1,3]	200,000	1,568,000
Liberty Tax Cl. A	599,504	14,837,724
Sotheby’s	441,600	19,977,984
Universal Technical Institute	753,700	6,481,820

		43,064,107

HOTELS, RESTAURANTS & LEISURE - 0.0%
MTY Food Group	66,200	1,755,440

HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1]	16,600	1,252,304
Ethan Allen Interiors	1,072,388	28,246,700
La-Z-Boy	375,600	9,893,304
NVR [1]	17,757	23,794,380

		63,186,688

INTERNET & CATALOG RETAIL - 0.2%
Blue Nile [1]	130,768	3,974,040
FTD Companies [1]	197,200	5,559,068

		9,533,108

LEISURE PRODUCTS - 0.2%
Nautilus [1]	482,000	10,367,820
Smith & Wesson Holding Corporation [1]	39,800	660,282

		11,028,102

MEDIA - 1.7%
E.W. Scripps Company Cl. A	200,030	4,570,686
Harte-Hanks	276,640	1,648,774
Morningstar	352,695	28,056,887
Rentrak Corporation [1,3]	273,265	19,073,897
Saga Communications Cl. A	142,034	5,375,987
Wiley (John) & Sons Cl. A	362,793	19,725,055

		78,451,286

MULTILINE RETAIL - 0.1%
Tuesday Morning [1]	370,000	4,168,050

SPECIALTY RETAIL - 5.3%
American Eagle Outfitters	814,291	14,022,091
America’s Car-Mart [1]	411,200	20,280,384
Ascena Retail Group [1]	657,932	10,957,857
Buckle (The)	787,170	36,028,771
Cato Corporation (The) Cl. A	517,696	20,065,897
Destination Maternity	679,367	7,921,419
DSW Cl. A	402,400	13,428,088
Finish Line (The) Cl. A	52,800	1,468,896
GameStop Corporation Cl. A	477,200	20,500,512
Genesco [1]	554,153	36,590,723
Monro Muffler Brake	259,800	16,149,168
Penske Automotive Group	159,400	8,306,334
Shoe Carnival	737,481	21,283,702
Stein Mart	865,518	9,061,973

		236,065,815

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Carter’s	3,500	372,050
Deckers Outdoor [1]	219,990	15,832,680
G-III Apparel Group [1]	45,262	3,184,182
Gildan Activewear	14,000	465,360
Movado Group	585,506	15,902,343
Steven Madden [1]	262,646	11,235,996
Wolverine World Wide	650,800	18,534,784

		65,527,395

Total (Cost $446,838,426)		717,460,206

CONSUMER STAPLES – 2.3%
FOOD & STAPLES RETAILING - 0.2%
United Natural Foods [1]	5,000	318,400
Village Super Market Cl. A	193,197	6,122,413

		6,440,813

FOOD PRODUCTS - 1.0%
Cal-Maine Foods	209,620	10,942,164
Farmer Bros. [1]	74,277	1,745,509
Industrias Bachoco ADR	133,060	7,199,877
John B. Sanfilippo & Son	26,400	1,370,160
Sanderson Farms	216,100	16,242,076
Seneca Foods Cl. A [1]	239,389	6,647,832
Seneca Foods Cl. B [1]	7,197	214,183
SunOpta [1]	165,019	1,770,654

		46,132,455

HOUSEHOLD PRODUCTS - 0.1%
HRG Group [1]	484,600	6,299,800

PERSONAL PRODUCTS - 1.0%
Inter Parfums	381,500	12,944,295
Nu Skin Enterprises Cl. A	480,305	22,636,775
Nutraceutical International [1]	312,500	7,731,250

		43,312,320

Total (Cost $75,121,849)		102,185,388

ENERGY – 4.7%
ENERGY EQUIPMENT & SERVICES - 4.5%
Atwood Oceanics	540,421	14,288,731
CARBO Ceramics	155,900	6,490,117
Ensign Energy Services	739,100	7,243,062
Era Group [1]	669,040	13,701,939
Helmerich & Payne	305,210	21,492,888
Matrix Service [1]	595,274	10,881,609
Oil States International [1]	248,363	9,246,554
Pason Systems	1,469,820	26,301,423
RPC	861,775	11,918,348
SEACOR Holdings [1]	472,835	33,542,915
TGS-NOPEC Geophysical	239,885	5,602,095
Tidewater	457,514	10,399,293
Total Energy Services	103,400	1,262,490

40 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Trican Well Service	1,183,000	$3,930,705
Unit Corporation [1]	825,459	22,386,448

		198,688,617

OIL, GAS & CONSUMABLE FUELS - 0.2%
Cimarex Energy	61,200	6,750,972
Sprott Resource [1]	2,510,000	1,889,031
World Fuel Services	6,000	287,700
WPX Energy [1]	66,000	810,480

		9,738,183

Total (Cost $180,368,367)		208,426,800

FINANCIALS – 13.2%
BANKS - 1.2%
Ames National	21,998	552,150
Blue Hills Bancorp [1]	274,990	3,849,860
BOK Financial	107,100	7,452,018
Camden National	154,788	5,990,296
City Holding Company	209,070	10,296,697
First Citizens BancShares Cl. A	94,726	24,916,727

		53,057,748

CAPITAL MARKETS - 5.4%
AllianceBernstein Holding L.P.	874,160	25,813,945
Artisan Partners Asset Management Cl. A	341,320	15,857,727
ASA Gold and Precious Metals	98,100	952,551
Citadel Capital [1]	6,165,715	1,608,086
†Citadel Capital (Rights) [1,4]	1,310,214	0
Cowen Group [1]	2,114,177	13,530,733
Diamond Hill Investment Group	148,717	29,692,836
Dundee Corporation Cl. A [1]	1,171,000	11,756,877
Evercore Partners Cl. A	2,500	134,900
Federated Investors Cl. B	855,022	28,634,687
Lazard Cl. A	219,767	12,359,696
Manning & Napier Cl. A	677,292	6,752,601
Paris Orleans	328,346	10,489,346
†RCS Capital Cl. A [1,3]	89,500	685,570
Reinet Investments	238,550	4,966,567
Reinet Investments DR	1,300,000	2,686,339
SEI Investments	655,565	32,142,352
Sprott	4,325,100	8,553,240
Stifel Financial [1]	54,500	3,146,830
Virtus Investment Partners	70,370	9,306,433
Waddell & Reed Financial Cl. A	25,400	1,201,674
Westwood Holdings Group	391,735	23,335,654

		243,608,644

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Bolsa Mexicana de Valores	6,745,500	11,673,460
PICO Holdings [1,2]	1,259,124	18,534,305
Sofina	185,800	20,734,619
TMX Group	395,100	16,813,102

		67,755,486

INSURANCE - 2.5%
Alleghany Corporation [1]	11,650	5,461,054
Allied World Assurance Company Holdings	92,458	3,996,035
Aspen Insurance Holdings	86,055	4,122,034
E-L Financial	43,700	22,940,051
Greenlight Capital Re Cl. A [1]	694,004	20,244,097
MBIA [1]	2,529,777	15,203,960
ProAssurance Corporation	41,500	1,917,715
Reinsurance Group of America	214,421	20,342,120
RLI Corp.	284,581	14,624,617
Validus Holdings	73,970	3,253,940

		112,105,623

INVESTMENT COMPANIES - 0.5%
British Empire Securities and General Trust	183,727	1,444,849
RIT Capital Partners	834,900	20,294,111

		21,738,960

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
AV Homes [1]	68,700	987,219
FRP Holdings [1,2]	568,912	18,449,816
Jones Lang LaSalle	5,500	940,500
Kennedy-Wilson Holdings	89,600	2,203,264
St. Joe Company (The) [1,3]	105,000	1,630,650
Tejon Ranch [1]	695,615	17,884,262

		42,095,711

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	1,427,807	37,495,652
TrustCo Bank Corp. NY	2,119,751	14,901,850

		52,397,502

Total (Cost $489,832,306)		592,759,674

HEALTH CARE – 6.6%
BIOTECHNOLOGY - 0.3%
ARIAD Pharmaceuticals [1,3]	121,250	1,002,738
Lexicon Pharmaceuticals [1,3]	217,485	1,750,754
Myriad Genetics [1]	242,430	8,240,196
†Progenics Pharmaceuticals [1,3]	290,100	2,164,146

		13,157,834

HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Analogic Corporation	252,900	19,953,810
Atrion Corporation	3,603	1,413,493
IDEXX Laboratories [1,3]	213,000	13,661,820
Merit Medical Systems [1]	534,586	11,514,982
STERIS Corporation	242,200	15,607,368
SurModics [1]	346,900	8,124,398
Teleflex	42,300	5,729,535
Trinity Biotech ADR Cl. A	81,500	1,471,890

		77,477,296

HEALTH CARE PROVIDERS & SERVICES - 1.9%
Aceto Corporation	362,136	8,919,410
Bio-Reference Laboratories [1,3]	146,200	6,030,750
Chemed Corporation	87,948	11,529,983
HealthSouth Corporation	447,813	20,626,267
Landauer	437,900	15,606,756
MEDNAX [1]	43,384	3,215,188
U.S. Physical Therapy	376,385	20,610,842

		86,539,196

LIFE SCIENCES TOOLS & SERVICES - 2.3%
Bio-Rad Laboratories Cl. A [1]	161,692	24,352,432
Bio-Techne	285,520	28,115,155
ICON [1]	156,600	10,539,180
Mettler-Toledo International [1]	63,600	21,716,856
PAREXEL International [1]	273,600	17,595,216

		102,318,839

PHARMACEUTICALS - 0.4%
Lannett Company [1,3]	303,066	18,014,243

Total (Cost $196,067,094)		297,507,408

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS – 25.1%
AEROSPACE & DEFENSE - 1.5%
Curtiss-Wright	149,820	$10,852,961
HEICO Corporation	505,635	29,478,520
HEICO Corporation Cl. A	147,840	7,505,837
Kratos Defense & Security Solutions [1]	95,578	602,141
Teledyne Technologies [1]	175,700	18,538,107

		66,977,566

AIR FREIGHT & LOGISTICS - 1.6%
Echo Global Logistics [1]	252,004	8,230,451
Forward Air	606,100	31,674,786
Hub Group Cl. A [1]	202,800	8,180,952
UTi Worldwide [1]	2,157,900	21,557,421

		69,643,610

BUILDING PRODUCTS - 1.3%
AAON	1,007,162	22,681,288
Gibraltar Industries [1]	615,120	12,529,994
Insteel Industries	307,267	5,745,893
Simpson Manufacturing	494,700	16,819,800

		57,776,975

COMMERCIAL SERVICES & SUPPLIES - 3.5%
Copart [1]	815,252	28,925,141
Healthcare Services Group	481,475	15,912,749
Heritage-Crystal Clean [1]	250,058	3,675,853
Mobile Mini	366,700	15,416,068
MSA Safety	121,800	5,908,518
Ritchie Bros. Auctioneers	1,598,430	44,628,166
Steelcase Cl. A	278,740	5,270,973
Team [1]	512,498	20,628,044
UniFirst Corporation	98,626	11,031,318
US Ecology	90,300	4,399,416
Waste Connections	19,000	895,280

		156,691,526

CONSTRUCTION & ENGINEERING - 1.6%
Comfort Systems USA	553,491	12,702,618
EMCOR Group	359,800	17,187,646
Jacobs Engineering Group [1]	49,000	1,990,380
KBR	1,381,072	26,903,283
MYR Group [1]	480,984	14,891,265

		73,675,192

ELECTRICAL EQUIPMENT - 1.5%
AZZ	166,152	8,606,674
Encore Wire	283,679	12,564,143
EnerSys	10,000	702,900
Franklin Electric	549,600	17,768,568
Global Power Equipment Group	490,020	3,802,555
Powell Industries	322,500	11,342,325
Preformed Line Products [2]	333,978	12,597,650

		67,384,815

INDUSTRIAL CONGLOMERATES - 0.4%
Carlisle Companies	34,115	3,415,594
Raven Industries	758,245	15,415,121

		18,830,715

MACHINERY - 8.2%
AGCO Corporation	3,600	204,408
Alamo Group	217,612	11,890,320
Chart Industries [1]	18,900	675,675
CIRCOR International	466,409	25,433,283
CLARCOR	301,000	18,734,240
Columbus McKinnon	296,879	7,421,975
Donaldson Company	372,200	13,324,760
Federal Signal	625,010	9,318,899
Foster (L.B.) Company	171,798	5,945,929
Gorman-Rupp Company (The)	62,166	1,745,621
Graco	258,749	18,378,941
Graham Corporation	34,000	696,660
Hyster-Yale Materials Handling Cl. A	40,070	2,776,050
IDEX Corporation	22,700	1,783,766
John Bean Technologies	681,353	25,612,059
Kadant	44,500	2,100,400
Kennametal	890,093	30,369,973
Lincoln Electric Holdings	267,560	16,291,728
Lindsay Corporation	134,700	11,841,477
Lydall [1]	158,533	4,686,236
Miller Industries	242,125	4,830,394
Mueller Industries	55,600	1,930,432
Nordson Corporation	198,200	15,437,798
RBC Bearings [1]	401,300	28,797,288
Sun Hydraulics	743,710	28,342,788
Tennant Company	478,800	31,284,792
Valmont Industries	236,725	28,139,501
Wabash National [1]	81,000	1,015,740
Wabtec Corporation	207,077	19,514,936

		368,526,069

PROFESSIONAL SERVICES - 2.6%
Advisory Board (The) [1]	508,623	27,806,419
CEB	84,200	7,330,452
CRA International [1]	345,861	9,639,146
Dun & Bradstreet	2,900	353,800
Exponent	519,878	23,280,137
Franklin Covey [1]	85,500	1,734,795
Heidrick & Struggles International	32,800	855,424
ICF International [1]	111,070	3,871,900
ManpowerGroup	229,505	20,513,157
Robert Half International	74,550	4,137,525
RPX Corporation [1]	313,400	5,296,460
Towers Watson & Co. Cl. A	36,150	4,547,670
TrueBlue [1]	229,200	6,853,080

		116,219,965

ROAD & RAIL - 1.2%
Knight Transportation	16,500	441,210
Landstar System	378,500	25,310,295
†Patriot Transportation Holding [1,3]	111,304	2,743,643
Universal Truckload Services	752,084	16,515,765
Werner Enterprises	238,700	6,265,875

		51,276,788

TRADING COMPANIES & DISTRIBUTORS - 1.4%
Air Lease Cl. A	20,400	691,560
Applied Industrial Technologies	737,901	29,257,775
GATX Corporation	5,600	297,640
MSC Industrial Direct Cl. A	411,430	28,705,471
Richelieu Hardware	107,000	5,382,554

		64,335,000

TRANSPORTATION INFRASTRUCTURE - 0.3%
Wesco Aircraft Holdings [1]	995,587	15,083,143

Total (Cost $650,586,777)		1,126,421,364

42 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 20.0%
COMMUNICATIONS EQUIPMENT - 1.1%
ADTRAN	100,000	$1,625,000
Brocade Communications Systems	1,134,850	13,482,018
Digi International [1]	388,644	3,711,550
Finisar Corporation [1,3]	21,100	377,057
NETGEAR [1]	707,318	21,233,686
Plantronics	70,402	3,964,337
Polycom [1]	95,000	1,086,800
TESSCO Technologies	234,973	4,654,815

		50,135,263

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.6%
Anixter International [1]	268,100	17,466,715
Avnet	15,900	653,649
AVX Corporation	1,065,121	14,336,529
Badger Meter	262,614	16,673,363
Benchmark Electronics [1]	1,288,914	28,072,547
Cognex Corporation	412,790	19,855,199
Coherent [1]	427,590	27,143,413
Dolby Laboratories Cl. A	404,126	16,035,720
DTS [1,2]	992,329	30,256,111
Fabrinet [1]	1,188,489	22,260,399
FARO Technologies [1]	364,000	16,998,800
FLIR Systems	812,300	25,035,086
HollySys Automation Technologies	370,400	8,900,712
IPG Photonics [1]	235,145	20,028,475
Key Tronic [1,2]	681,935	7,412,634
MTS Systems	422,974	29,164,057
National Instruments	881,300	25,963,098
Newport Corporation [1]	1,605,122	30,433,113
PC Connection	947,445	23,439,789
Plexus Corporation [1]	401,300	17,609,044
Richardson Electronics	157,551	1,273,012
Rofin-Sinar Technologies [1]	1,069,291	29,512,432
Rogers Corporation [1]	248,271	16,420,644
ScanSource [1]	202,087	7,691,431
Vishay Intertechnology	1,769,941	20,672,911

		473,308,883

INTERNET SOFTWARE & SERVICES - 0.5%
Envestnet [1]	198,901	8,041,568
j2 Global	105,710	7,181,937
Stamps.com [1]	9,000	662,130
Textura Corporation [1,3]	184,800	5,142,984

		21,028,619

IT SERVICES - 1.5%
Calian Technologies	19,700	291,793
Computer Task Group	399,372	3,083,152
Convergys Corporation	371,793	9,477,004
DST Systems	6,800	856,664
Forrester Research	286,300	10,312,526
ManTech International Cl. A	391,963	11,366,927
MAXIMUS	315,100	20,711,523
MoneyGram International [1]	293,113	2,693,708
Net 1 UEPS Technologies [1]	26,000	475,280
Sykes Enterprises [1]	340,012	8,245,291

		67,513,868

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Advanced Energy Industries [1]	563,114	15,480,004
Brooks Automation	241,900	2,769,755
Cabot Microelectronics [1]	421,680	19,865,345
Cascade Microtech [1]	43,800	666,855
Cirrus Logic [1]	284,888	9,694,739
Diodes [1]	815,600	19,664,116
Exar Corporation [1]	824,441	8,063,033
Fairchild Semiconductor International [1]	308,000	5,353,040
Integrated Silicon Solution	38,080	843,091
IXYS Corporation	312,400	4,779,720
Kulicke & Soffa Industries [1]	79,000	925,090
MKS Instruments	892,485	33,860,881
Nanometrics [1]	450,411	7,260,625
Photronics [1]	226,260	2,151,733
Teradyne	53,100	1,024,299
Tessera Technologies	20,640	783,907
Veeco Instruments [1]	464,380	13,346,281

		146,532,514

SOFTWARE - 2.3%
ACI Worldwide [1]	976,200	23,985,234
ANSYS [1]	6,700	611,308
Blackbaud	414,691	23,616,652
Computer Modelling Group	47,500	481,465
Ellie Mae [1]	15,000	1,046,850
ePlus [1]	27,600	2,115,540
Fair Isaac	173,000	15,704,940
Manhattan Associates [1]	179,696	10,718,866
Mentor Graphics	258,560	6,833,741
Monotype Imaging Holdings	821,386	19,803,617

		104,918,213

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Avid Technology [1]	48,900	652,326
Diebold	798,532	27,948,620
Silicon Graphics International [1]	365,136	2,362,430
Stratasys [1,3]	77,100	2,693,103

		33,656,479

Total (Cost $615,925,829)		897,093,839

MATERIALS – 9.7%
CHEMICALS - 3.9%
Balchem Corporation	436,100	24,299,492
FutureFuel Corporation	780,756	10,048,330
Innospec	315,030	14,188,951
Minerals Technologies	391,797	26,693,130
OM Group	22,700	762,720
Quaker Chemical	428,988	38,111,294
Schulman (A.)	269,690	11,790,847
Sensient Technologies	6,600	451,044
Stepan Company	217,714	11,780,504
Umicore	276,000	13,086,416
Valspar Corporation (The)	1,800	147,276
Westlake Chemical	324,700	22,271,173

		173,631,177

CONSTRUCTION MATERIALS - 0.2%
Ash Grove Cement [5]	42,118	8,465,718

CONTAINERS & PACKAGING - 0.7%
AptarGroup	343,300	21,892,241
Greif Cl. A	352,868	12,650,318

		34,542,559

METALS & MINING - 4.0%
Allegheny Technologies	383,646	11,586,109

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Commercial Metals	784,100	$12,608,328
Compass Minerals International	130,426	10,713,192
Franco-Nevada Corporation	50,200	2,392,030
Globe Specialty Metals	739,903	13,096,283
Gold Fields ADR	520,000	1,679,600
Haynes International	514,295	25,365,029
Hecla Mining	228,300	600,429
Horsehead Holding Corporation [1,3]	488,700	5,727,564
Kaiser Aluminum	1,100	91,388
Major Drilling Group International	2,304,510	11,531,775
Pan American Silver	875,100	7,517,109
Pretium Resources [1]	1,237,187	6,696,064
Reliance Steel & Aluminum	585,065	35,384,731
Schnitzer Steel Industries Cl. A	431,710	7,541,974
Seabridge Gold [1]	829,604	5,068,881
Steel Dynamics	325,821	6,749,382
Worthington Industries	474,233	14,255,444

		178,605,312

PAPER & FOREST PRODUCTS - 0.9%
Glatfelter	8,300	182,517
Schweitzer-Mauduit International	274,567	10,949,732
Stella-Jones	886,100	29,456,263

		40,588,512

Total (Cost $338,167,568)		435,833,278

TELECOMMUNICATION SERVICES – 0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Premiere Global Services [1]	601,500	6,189,435

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Telephone and Data Systems	162,000	4,762,800

Total (Cost $9,335,115)		10,952,235

UTILITIES – 0.0%
GAS UTILITIES - 0.0%
UGI Corporation	24,900	857,805

Total (Cost $757,763)		857,805

MISCELLANEOUS[6] – 1.0%

Total (Cost $44,565,906)		45,726,056

TOTAL COMMON STOCKS

(Cost $3,047,567,000)		4,435,224,053

REPURCHASE AGREEMENT– 2.8%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$125,906,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $128,427,902)

(Cost $125,906,000)		125,906,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $27,188,580)		27,188,580

TOTAL INVESTMENTS – 102.3%

(Cost $3,200,661,580)	4,588,318,633

LIABILITIES LESS CASH AND OTHER ASSETS – (2.3)%	(103,914,895)

NET ASSETS – 100.0%	$4,484,403,738

44 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Micro-Cap Fund
Common Stocks – 96.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.1%
AUTO COMPONENTS - 0.8%
Drew Industries	30,478	$1,768,334
†Superior Industries International	72,800	1,332,968

		3,101,302

DISTRIBUTORS - 0.4%
†Fenix Parts [1]	140,200	1,404,804

DIVERSIFIED CONSUMER SERVICES - 2.5%
American Public Education [1]	115,230	2,963,716
Capella Education	63,651	3,416,149
Liberty Tax Cl. A	78,376	1,939,806
Lincoln Educational Services [1]	834,343	1,685,373

		10,005,044

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1]	42,810	3,229,586

INTERNET & CATALOG RETAIL - 0.6%
FTD Companies [1]	30,542	860,979
Gaiam Cl. A [1]	229,762	1,502,643

		2,363,622

LEISURE PRODUCTS - 1.6%
Malibu Boats Cl. A [1]	140,800	2,828,672
Smith & Wesson Holding Corporation [1]	205,265	3,405,346

		6,234,018

MEDIA - 0.9%
†Global Eagle Entertainment [1,3]	44,500	579,390
†New Media Investment Group	92,500	1,658,525
Rentrak Corporation [1,3]	20,900	1,458,820

		3,696,735

SPECIALTY RETAIL - 5.6%
Boot Barn Holdings [1]	31,000	992,000
Buckle (The)	63,275	2,896,097
Build-A-Bear Workshop [1]	38,800	620,412
Cato Corporation (The) Cl. A	41,650	1,614,354
Citi Trends [1]	78,524	1,900,281
†Container Store Group (The) [1,3]	35,800	603,946
Destination Maternity	178,092	2,076,552
Kirkland’s	135,740	3,783,074
Shoe Carnival	154,514	4,459,274
Stein Mart	238,234	2,494,310
Zumiez [1]	31,800	846,834

		22,287,134

TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Culp	112,074	3,474,294

Total (Cost $46,913,482)		55,796,539

CONSUMER STAPLES – 1.6%
FOOD PRODUCTS - 1.6%
Limoneira Company	100,630	2,237,005
Sipef	24,648	1,313,899
†SunOpta [1]	176,600	1,894,918
Waterloo Investment Holdings [1,4]	2,760,860	1,049,127

Total (Cost $5,801,336)		6,494,949

ENERGY – 5.6%
ENERGY EQUIPMENT & SERVICES - 4.5%
Canadian Energy Services & Technology	164,700	949,432
Dawson Geophysical [1]	379,034	1,781,460
Geospace Technologies [1]	99,716	2,298,454
Gulf Island Fabrication	276,118	3,084,238
Natural Gas Services Group [1]	135,987	3,103,223
Profire Energy [1,3]	416,812	466,829
Tesco Corporation	195,700	2,133,130
Total Energy Services	341,600	4,170,857

		17,987,623

OIL, GAS & CONSUMABLE FUELS - 1.1%
Ardmore Shipping	115,575	1,399,613
Sprott Resource [1]	1,220,800	918,777
Synergy Resources [1]	172,100	1,967,103

		4,285,493

Total (Cost $23,786,330)		22,273,116

FINANCIALS – 10.0%
BANKS - 0.9%
BCB Holdings [1]	2,078,260	277,565
John Marshall Bank [1,5]	61,140	978,851
TriState Capital Holdings [1]	165,857	2,144,531

		3,400,947

CAPITAL MARKETS - 4.4%
ASA Gold and Precious Metals	42,400	411,704
FBR & Co. [1]	111,542	2,581,082
Gluskin Sheff + Associates	66,900	1,344,428
GMP Capital	343,800	1,412,085
INTL FCStone [1]	90,655	3,013,372
JMP Group	262,749	2,049,442
Silvercrest Asset Management Group Cl. A	203,600	2,862,616
U.S. Global Investors Cl. A	225,049	625,636
Westwood Holdings Group	49,972	2,976,832

		17,277,197

DIVERSIFIED FINANCIAL SERVICES - 0.5%
GAIN Capital Holdings	215,900	2,064,004

INSURANCE - 0.9%
Blue Capital Reinsurance Holdings	80,900	1,453,773
eHealth [1]	76,200	966,978
Navigators Group [1]	13,664	1,059,780

		3,480,531

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
AV Homes [1]	146,250	2,101,613
FRP Holdings [1]	69,675	2,259,560
Kennedy-Wilson Holdings	118,285	2,908,628
Midland Holdings [1]	4,450,400	2,015,197

		9,284,998

THRIFTS & MORTGAGE FINANCE - 1.0%
†Beneficial Bancorp [1]	101,400	1,266,486
†Meridian Bancorp [1]	95,600	1,281,996
†Westfield Financial	208,900	1,527,059

		4,075,541

Total (Cost $31,662,058)		39,583,218

HEALTH CARE – 11.6%
BIOTECHNOLOGY - 1.4%
BioSpecifics Technologies [1]	19,900	1,026,840
Dyax Corporation [1]	30,619	811,403
Lexicon Pharmaceuticals [1,3]	69,310	557,946
†Progenics Pharmaceuticals [1]	423,000	3,155,580

		5,551,769

HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%
†Avinger [1]	66,800	862,388
Cerus Corporation [1,3]	378,961	1,966,808

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
CryoLife	206,555	$2,329,940
Cynosure Cl. A [1]	46,269	1,785,058
†Derma Sciences [1,3]	91,800	657,288
Exactech [1]	44,090	918,395
Neovasc [1]	138,000	896,061
Novadaq Technologies [1,3]	74,321	900,027
Orthofix International [1]	49,800	1,649,376
RTI Surgical [1]	282,800	1,826,888
SurModics [1]	111,722	2,616,529
Synergetics USA [1]	356,862	1,677,251
Syneron Medical [1]	166,090	1,763,876
Trinity Biotech ADR Cl. A	79,576	1,437,143
Vascular Solutions [1]	50,612	1,757,249

		23,044,277

HEALTH CARE PROVIDERS & SERVICES - 1.7%
Bio-Reference Laboratories [1]	25,800	1,064,250
CorVel Corporation [1]	69,865	2,237,077
U.S. Physical Therapy	64,040	3,506,831

		6,808,158

HEALTH CARE TECHNOLOGY - 0.8%
†Castlight Health Cl. B [1,3]	161,400	1,313,796
Computer Programs and Systems	2,200	117,524
Vocera Communications [1]	129,300	1,480,485

		2,911,805

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Harvard Bioscience [1]	405,479	2,311,230

PHARMACEUTICALS - 1.3%
Agile Therapeutics [1]	99,682	856,268
†Intersect ENT [1]	46,900	1,342,747
Theravance Biopharma [1,3]	157,500	2,050,650
Vetoquinol	23,132	959,340

		5,209,005

Total (Cost $30,169,207)		45,836,244

INDUSTRIALS – 22.7%
AEROSPACE & DEFENSE - 1.5%
AeroVironment [1]	63,144	1,646,795
American Science and Engineering	15,918	697,368
CPI Aerostructures [1]	144,618	1,447,626
†Vectrus [1]	84,900	2,111,463

		5,903,252

BUILDING PRODUCTS - 0.5%
AAON	96,199	2,166,401

COMMERCIAL SERVICES & SUPPLIES - 3.2%
Black Diamond Group	228,900	3,208,999
Ennis	154,851	2,878,680
Heritage-Crystal Clean [1]	98,174	1,443,158
Horizon North Logistics	581,100	1,791,221
Hudson Technologies [1,3]	358,004	1,249,434
Performant Financial [1,3]	283,614	918,909
US Ecology	26,700	1,300,824

		12,791,225

CONSTRUCTION & ENGINEERING - 1.2%
MYR Group [1]	97,200	3,009,312
†Northwest Pipe [1]	68,200	1,389,234
Severfield [1]	213,408	229,692

		4,628,238

ELECTRICAL EQUIPMENT - 2.4%
Global Power Equipment Group	241,412	1,873,357
Graphite India	1,325,191	1,730,365
LSI Industries	363,636	3,396,360
Powell Industries	47,500	1,670,575
†Power Solutions International [1,3]	11,700	632,034

		9,302,691

MACHINERY - 7.1%
CIRCOR International	62,459	3,405,889
FreightCar America	71,909	1,501,460
Gorman-Rupp Company (The)	51,913	1,457,717
Graham Corporation	174,988	3,585,504
Kadant	52,376	2,472,147
Key Technology [1]	287,814	3,799,145
†Lindsay Corporation	18,000	1,582,380
†Lydall [1]	75,300	2,225,868
NN	108,400	2,766,368
RBC Bearings [1]	34,269	2,459,144
Semperit AG Holding	55,978	2,309,061
Sun Hydraulics	16,800	640,248

		28,204,931

MARINE - 0.5%
Clarkson	45,700	1,965,334

PROFESSIONAL SERVICES - 4.6%
CRA International [1]	114,683	3,196,215
Exponent	46,270	2,071,971
GP Strategies [1]	64,918	2,157,874
Heidrick & Struggles International	99,300	2,589,744
Kforce	119,558	2,734,291
†Navigant Consulting [1]	87,700	1,304,099
Resources Connection	255,952	4,118,268

		18,172,462

ROAD & RAIL - 1.3%
Marten Transport	145,833	3,164,576
†Patriot Transportation Holding [1,3]	77,258	1,904,410

		5,068,986

TRADING COMPANIES & DISTRIBUTORS - 0.4%
Houston Wire & Cable	176,700	1,752,864

Total (Cost $69,342,197)		89,956,384

INFORMATION TECHNOLOGY – 18.8%
COMMUNICATIONS EQUIPMENT - 3.1%
CalAmp Corporation [1,3]	119,600	2,183,896
COM DEV International	377,700	1,744,859
Digi International [1]	302,383	2,887,758
†Harmonic [1]	273,500	1,868,005
KVH Industries [1]	222,800	2,996,660
Numerex Corporation Cl. A [1,3]	76,082	649,740

		12,330,918

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
CUI Global [1,3]	274,474	1,388,838
DTS [1]	64,500	1,966,605
Fabrinet [1]	160,749	3,010,829
GSI Group [1]	175,042	2,630,881
Neonode [1,3]	430,996	1,271,438
Newport Corporation [1]	57,100	1,082,616
Pure Technologies	107,400	623,419
Vishay Precision Group [1]	145,200	2,186,712

		14,161,338

46 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES - 1.0%
Care.com [1,3]	137,600	$814,592
QuinStreet [1]	318,904	2,056,931
Stamps.com [1]	8,900	654,773
United Online [1]	29,200	457,564

		3,983,860

IT SERVICES - 0.6%
Computer Task Group	277,710	2,143,921

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Amtech Systems [1]	128,027	1,330,201
Brooks Automation	246,400	2,821,280
Cascade Microtech [1]	165,184	2,514,926
GSI Technology [1]	300,682	1,566,553
PDF Solutions [1]	106,200	1,699,200
Photronics [1]	376,800	3,583,368
Rudolph Technologies [1]	163,351	1,961,846
Ultra Clean Holdings [1]	252,000	1,569,960
Ultratech [1]	128,600	2,386,816
Xcerra Corporation [1]	453,961	3,436,485

		22,870,635

SOFTWARE - 3.6%
ePlus [1]	38,367	2,940,830
Monotype Imaging Holdings	100,587	2,425,153
†QAD	47,800	1,263,354
Rubicon Project [1]	136,900	2,048,024
SeaChange International [1]	359,007	2,516,639
TeleNav [1]	189,000	1,521,450
Zix Corporation [1]	305,200	1,577,884

		14,293,334

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Avid Technology [1,3]	135,443	1,806,809
Super Micro Computer [1]	88,046	2,604,401

		4,411,210

Total (Cost $66,817,954)		74,195,216

MATERIALS – 6.4%
CHEMICALS - 2.1%
BioAmber [1,3]	256,912	2,209,443
FutureFuel Corporation	231,000	2,972,970
Quaker Chemical	27,660	2,457,315
Societe Internationale de Plantations d’Heveas [1]	18,392	697,967

		8,337,695

METALS & MINING - 4.3%
Argonaut Gold [1]	337,200	453,560
Endeavour Silver [1,3]	398,200	792,418
Geodrill [1]	1,597,000	958,967
Gold Standard Ventures [1,3]	773,700	366,734
Haynes International	78,830	3,887,895
Horsehead Holding Corporation [1,3]	219,071	2,567,512
Imdex [1]	2,167,665	501,739
McEwen Mining [1,3]	998,904	957,849
Olympic Steel	155,573	2,713,193
Pilot Gold [1]	1,477,600	733,476
Universal Stainless & Alloy Products [1]	155,852	3,062,492

		16,995,835

Total (Cost $31,191,395)		25,333,530

TELECOMMUNICATION SERVICES – 1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
ORBCOMM [1]	569,600	3,844,800

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Spok Holdings	80,067	1,348,328

Total (Cost $4,702,859)		5,193,128

MISCELLANEOUS[6] – 4.7%

Total (Cost $18,630,901)		18,531,090

TOTAL COMMON STOCKS

(Cost $329,017,719)		383,193,414

REPURCHASE AGREEMENT– 3.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$13,158,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $13,423,111)

(Cost $13,158,000)		13,158,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.2%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $12,625,181)		12,625,181

TOTAL INVESTMENTS – 103.3%

(Cost $354,800,900)		408,976,595

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%		(13,188,749)

NET ASSETS – 100.0%		$395,787,846

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Premier Fund
Common Stocks – 91.8%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.7%
AUTO COMPONENTS - 0.8%
Dorman Products [1]	725,800	$34,591,628

AUTOMOBILES - 2.3%
Thor Industries	1,788,600	100,662,408

DISTRIBUTORS - 1.7%
Pool Corporation	1,051,800	73,815,324

DIVERSIFIED CONSUMER SERVICES - 1.8%
Sotheby’s	1,734,667	78,476,335

MEDIA - 1.9%
Morningstar	1,068,300	84,983,265

SPECIALTY RETAIL - 1.5%
Buckle (The)	1,440,336	65,924,179

TEXTILES, APPAREL & LUXURY GOODS - 2.7%
Columbia Sportswear	1,062,272	64,224,965
Wolverine World Wide	1,857,974	52,915,099

		117,140,064

Total (Cost $275,750,274)		555,593,203

CONSUMER STAPLES – 3.4%
FOOD PRODUCTS - 3.4%
Cal-Maine Foods	1,828,429	95,443,994
Sanderson Farms	723,785	54,399,680

Total (Cost $48,639,496)		149,843,674

ENERGY – 5.8%
ENERGY EQUIPMENT & SERVICES - 5.8%
Pason Systems [2]	4,234,900	75,780,637
SEACOR Holdings [1,2]	1,030,827	73,126,867
TGS-NOPEC Geophysical	2,167,010	50,606,729
Unit Corporation [1]	2,025,573	54,933,540

Total (Cost $228,893,659)		254,447,773

FINANCIALS – 12.4%
CAPITAL MARKETS - 6.3%
Artisan Partners Asset Management Cl. A	1,228,246	57,064,309
Federated Investors Cl. B	3,097,100	103,721,879
Sprott	1,000,000	1,977,582
Stifel Financial [1]	1,327,454	76,647,194
WisdomTree Investments	1,634,400	35,899,596

		275,310,560

INSURANCE - 2.4%
Alleghany Corporation [1]	226,135	106,003,043

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
Jones Lang LaSalle	397,785	68,021,235
Kennedy-Wilson Holdings	3,901,614	95,940,688

		163,961,923

Total (Cost $329,540,818)		545,275,526

HEALTH CARE – 4.8%
BIOTECHNOLOGY - 1.4%
Myriad Genetics [1,3]	1,866,250	63,433,838

HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
IDEXX Laboratories [1]	990,800	63,549,912

LIFE SCIENCES TOOLS & SERVICES - 1.9%
PerkinElmer	1,567,100	82,492,144

Total (Cost $76,112,366)		209,475,894

INDUSTRIALS – 27.1%
AIR FREIGHT & LOGISTICS - 1.5%
Forward Air	1,215,828	63,539,171

BUILDING PRODUCTS - 1.2%
Simpson Manufacturing	1,610,233	54,747,922

COMMERCIAL SERVICES & SUPPLIES - 4.9%
Copart [1]	2,791,900	99,056,612
Ritchie Bros. Auctioneers	4,215,114	117,685,983

		216,742,595

CONSTRUCTION & ENGINEERING - 1.7%
EMCOR Group	1,534,600	73,307,842

MACHINERY - 11.5%
Kennametal	1,618,400	55,219,808
Lincoln Electric Holdings	1,718,570	104,643,727
Lindsay Corporation	389,975	34,282,702
Semperit AG Holding [2]	1,205,461	49,724,584
Sun Hydraulics [2]	1,691,433	64,460,512
Valmont Industries	704,200	83,708,254
Woodward	2,044,124	112,406,379

		504,445,966

PROFESSIONAL SERVICES - 1.9%
Advisory Board (The) [1]	453,200	24,776,444
Towers Watson & Co. Cl. A	451,521	56,801,342

		81,577,786

ROAD & RAIL - 1.8%
Landstar System	1,189,300	79,528,491

TRADING COMPANIES & DISTRIBUTORS - 2.6%
Air Lease Cl. A	1,180,160	40,007,424
MSC Industrial Direct Cl. A	1,056,284	73,696,935

		113,704,359

Total (Cost $613,036,499)		1,187,594,132

INFORMATION TECHNOLOGY – 17.7%
COMMUNICATIONS EQUIPMENT - 0.3%
ADTRAN	914,106	14,854,222

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.6%
Anixter International [1]	1,061,835	69,178,550
Benchmark Electronics [1]	2,415,300	52,605,234
Cognex Corporation	1,867,914	89,846,663
National Instruments	3,325,501	97,969,260
Zebra Technologies Cl. A [1]	615,994	68,406,134

		378,005,841

IT SERVICES - 2.7%
Gartner [1]	735,200	63,065,456
Jack Henry & Associates	871,940	56,414,518

		119,479,974

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
Cabot Microelectronics [1]	1,048,474	49,393,610
MKS Instruments [2]	2,707,410	102,719,136
Veeco Instruments [1]	961,815	27,642,563

		179,755,309

SOFTWARE - 2.0%
Fair Isaac	949,500	86,195,610

Total (Cost $394,929,985)		778,290,956

MATERIALS – 6.3%
CHEMICALS - 2.8%
†Minerals Technologies	762,900	51,976,377
Westlake Chemical	1,031,110	70,723,835

		122,700,212

METALS & MINING - 2.1%
Reliance Steel & Aluminum	1,503,500	90,931,680

48 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Premier Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 1.4%
Stella-Jones	1,828,712	$60,791,131

Total (Cost $144,441,480)		274,423,023

MISCELLANEOUS[6] – 1.6%

Total (Cost $70,997,437)		69,033,409

TOTAL COMMON STOCKS

(Cost $2,182,342,014)		4,023,977,590

REPURCHASE AGREEMENT– 8.1%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$352,403,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%-
2.625% due 8/15/20-1/31/21, valued at $359,453,285)

(Cost $352,403,000)		352,403,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $44,759,784)		44,759,784

TOTAL INVESTMENTS – 100.9%

(Cost $2,579,504,798)		4,421,140,374

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(37,909,572)

NET ASSETS – 100.0%		$4,383,230,802

Royce Low-Priced Stock Fund
Common Stocks – 92.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.6%
AUTOMOBILES - 0.5%
Thor Industries	46,303	$2,605,933

DISTRIBUTORS - 0.3%
†Fenix Parts [1,3]	184,500	1,848,690

DIVERSIFIED CONSUMER SERVICES - 0.6%
Universal Technical Institute	372,651	3,204,798

HOTELS, RESTAURANTS & LEISURE - 1.4%
Belmond Cl. A [1]	309,200	3,861,908
†Century Casinos [1]	550,000	3,465,000

		7,326,908

HOUSEHOLD DURABLES - 0.8%
TRI Pointe Homes [1]	298,700	4,570,110

INTERNET & CATALOG RETAIL - 0.5%
Gaiam Cl. A [1]	440,000	2,877,600

LEISURE PRODUCTS - 0.9%
Smith & Wesson Holding Corporation [1,3]	284,800	4,724,832

MEDIA - 0.6%
Harte-Hanks	511,300	3,047,348

MULTILINE RETAIL - 0.6%
†J.C. Penney Company [1,3]	355,000	3,006,850

SPECIALTY RETAIL - 6.2%
American Eagle Outfitters	264,600	4,556,412
Ascena Retail Group [1]	224,000	3,730,720
Buckle (The)	69,275	3,170,717
Cato Corporation (The) Cl. A	73,550	2,850,798
Chico’s FAS	259,300	4,312,159
Finish Line (The) Cl. A	123,700	3,441,334
GameStop Corporation Cl. A	74,800	3,213,408
Stein Mart	130,600	1,367,382
TravelCenters of America LLC [1]	251,900	3,740,715
West Marine [1]	298,300	2,875,612

		33,259,257

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
†Vera Bradley [1,3]	116,800	1,316,336

Total (Cost $55,850,823)		67,788,662

CONSUMER STAPLES – 3.1%
FOOD PRODUCTS - 2.5%
Industrias Bachoco ADR	52,139	2,821,241
Inventure Foods [1]	263,600	2,675,540
Landec Corporation [1]	291,000	4,199,130
†SunOpta [1]	338,800	3,635,324

		13,331,235

PERSONAL PRODUCTS - 0.6%
Nu Skin Enterprises Cl. A	68,529	3,229,772

Total (Cost $12,398,118)		16,561,007

ENERGY – 6.4%
ENERGY EQUIPMENT & SERVICES - 5.1%
C&J Energy Services [1]	266,346	3,515,767
Newpark Resources [1]	565,475	4,597,312
Pason Systems	238,150	4,261,531
Tesco Corporation	364,016	3,967,775
TGS-NOPEC Geophysical	150,200	3,507,658
Total Energy Services	321,100	3,920,557
Unit Corporation [1]	125,500	3,403,560

		27,174,160

OIL, GAS & CONSUMABLE FUELS - 1.3%
Approach Resources [1]	342,400	2,345,440

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Synergy Resources [1]	405,200	$4,631,436

		6,976,876

Total (Cost $26,157,161)		34,151,036

FINANCIALS – 10.2%
BANKS - 1.4%
†Blue Hills Bancorp [1]	212,500	2,975,000
†Boston Private Financial Holdings	318,000	4,264,380

		7,239,380

CAPITAL MARKETS - 7.1%
Ashmore Group [3]	1,096,163	4,981,024
†Dundee Corporation Cl. A [1]	597,100	5,994,903
Federated Investors Cl. B	111,900	3,747,531
INTL FCStone [1]	119,900	3,985,476
Jupiter Fund Management	719,049	5,035,544
†Medley Management Cl. A	262,598	3,109,160
Sprott	2,113,800	4,180,213
Value Partners Group	2,940,100	4,642,533
ZAIS Group Holdings Cl. A [1]	245,800	2,679,220

		38,355,604

INSURANCE - 0.5%
MBIA [1]	484,500	2,911,845

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Kennedy-Wilson Holdings	145,030	3,566,288

THRIFTS & MORTGAGE FINANCE - 0.5%
†Beneficial Bancorp [1]	235,000	2,935,150

Total (Cost $43,269,615)		55,008,267

HEALTH CARE – 5.0%
BIOTECHNOLOGY - 2.4%
Myriad Genetics [1]	110,869	3,768,438
Progenics Pharmaceuticals [1,3]	574,250	4,283,905
Zealand Pharma [1]	282,900	4,671,386

		12,723,729

HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
†Accuray [1,3]	485,000	3,268,900

HEALTH CARE TECHNOLOGY - 1.2%
†Allscripts Healthcare Solutions [1]	275,000	3,762,000
†HMS Holdings [1,3]	160,000	2,747,200

		6,509,200

PHARMACEUTICALS - 0.8%
Medicines Company (The) [1]	144,932	4,146,504

Total (Cost $19,482,179)		26,648,333

INDUSTRIALS – 14.9%
AEROSPACE & DEFENSE - 1.1%
CPI Aerostructures [1]	215,566	2,157,816
Kratos Defense & Security Solutions [1]	565,200	3,560,760

		5,718,576

CONSTRUCTION & ENGINEERING - 1.7%
Ameresco Cl. A [1]	450,500	3,446,325
Integrated Electrical Services [1]	285,800	2,029,180
†KBR	195,000	3,798,600

		9,274,105

ELECTRICAL EQUIPMENT - 1.7%
General Cable	198,400	3,914,432
Global Power Equipment Group	295,900	2,296,184
†LSI Industries	317,500	2,965,450

		9,176,066

MACHINERY - 2.2%
Mueller Water Products Cl. A	532,200	4,843,020
Tecumseh Products [1,2]	1,207,365	2,982,191
Wabash National [1]	330,000	4,138,200

		11,963,411

MARINE - 0.8%
Clarkson	101,031	4,344,849

PROFESSIONAL SERVICES - 6.8%
Acacia Research	395,805	3,471,210
Heidrick & Struggles International	144,640	3,772,211
Kforce	161,674	3,697,484
Korn/Ferry International	113,240	3,937,355
†Marathon Patent Group [1,3]	313,800	910,020
Navigant Consulting [1]	423,523	6,297,787
Resources Connection	395,000	6,355,550
RPX Corporation [1]	273,900	4,628,910
TrueBlue [1]	119,294	3,566,891

		36,637,418

TRADING COMPANIES & DISTRIBUTORS - 0.6%
Houston Wire & Cable	314,000	3,114,880

Total (Cost $74,537,516)		80,229,305

INFORMATION TECHNOLOGY – 29.3%
COMMUNICATIONS EQUIPMENT - 3.3%
Brocade Communications Systems	383,600	4,557,168
Harmonic [1]	481,300	3,287,279
Infinera Corporation [1]	149,700	3,140,706
KVH Industries [1]	304,015	4,089,002
NETGEAR [1]	95,500	2,866,910

		17,941,065

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.3%
AVX Corporation	312,378	4,204,608
Checkpoint Systems	245,000	2,494,100
GSI Group [1]	195,000	2,930,850
II-VI [1]	312,200	5,925,556
†Orbotech [1]	293,000	6,094,400
TTM Technologies [1]	348,358	3,480,096
Vishay Intertechnology	259,150	3,026,872

		28,156,482

INTERNET SOFTWARE & SERVICES - 4.0%
Amber Road [1]	456,300	3,203,226
Carbonite [1]	208,100	2,457,661
EarthLink Holdings	602,700	4,514,223
Intralinks Holdings [1]	360,200	4,289,982
QuinStreet [1]	808,200	5,212,890
†TrueCar [1,3]	142,600	1,709,774

		21,387,756

IT SERVICES - 1.8%
Computer Task Group	310,000	2,393,200
Convergys Corporation	170,111	4,336,129
Datalink Corporation [1]	327,200	2,925,168

		9,654,497

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.6%
Advanced Energy Industries [1]	116,183	3,193,871
Brooks Automation	423,982	4,854,594
Cascade Microtech [1]	412,300	6,277,267
50 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Cirrus Logic [1]	135,600	$4,614,468
Exar Corporation [1]	387,000	3,784,860
Fairchild Semiconductor International [1]	206,739	3,593,124
Inphi Corporation [1]	156,900	3,586,734
IXYS Corporation	315,000	4,819,500
Lam Research	48,300	3,929,205
MKS Instruments	117,927	4,474,150
Nanometrics [1]	293,000	4,723,160
Photronics [1]	454,500	4,322,295
Rudolph Technologies [1]	329,900	3,962,099
Teradyne	173,275	3,342,475
Xcerra Corporation [1]	372,100	2,816,797

		62,294,599

SOFTWARE - 1.6%
Rubicon Project [1]	218,500	3,268,760
SeaChange International [1]	739,875	5,186,524

		8,455,284

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
Avid Technology [1,3]	228,100	3,042,854
Silicon Graphics International [1,3]	492,800	3,188,416
Super Micro Computer [1]	100,600	2,975,748

		9,207,018

Total (Cost $124,392,895)		157,096,701

MATERIALS – 4.7%
CHEMICALS - 1.1%
BioAmber [1,3]	387,000	3,328,200
†Trecora Resources [1]	185,400	2,799,540

		6,127,740

METALS & MINING - 3.6%
Alamos Gold	457,800	2,591,390
Globe Specialty Metals	140,963	2,495,045
Horsehead Holding Corporation [1]	278,335	3,262,086
Major Drilling Group International	537,300	2,688,651
Pretium Resources [1]	497,400	2,692,093
Schnitzer Steel Industries Cl. A	164,900	2,880,803
Seabridge Gold [1]	423,470	2,587,402

		19,197,470

Total (Cost $22,895,241)		25,325,210

TELECOMMUNICATION SERVICES – 1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
Iridium Communications [1,3]	258,600	2,350,674
ORBCOMM [1]	689,800	4,656,150

Total (Cost $6,746,120)		7,006,824

MISCELLANEOUS[6] – 4.6%

Total (Cost $25,310,608)		24,922,261

TOTAL COMMON STOCKS

(Cost $411,040,276)		494,737,606

REPURCHASE AGREEMENT– 7.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$39,523,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $40,315,389)

(Cost $39,523,000)		$39,523,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.0%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $16,161,325)		16,161,325

TOTAL INVESTMENTS – 102.4%

(Cost $466,724,601)		550,421,931

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(13,138,817)

NET ASSETS – 100.0%		$537,283,114

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Total Return Fund
Common Stocks – 98.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.8%
AUTO COMPONENTS - 1.3%
Gentex Corporation	2,205,248	$36,210,172
Nokian Renkaat	172,000	5,390,208
Standard Motor Products	97,506	3,424,411
STRATTEC SECURITY	71,505	4,912,394

		49,937,185

AUTOMOBILES - 0.7%
Thor Industries	515,874	29,033,389

DISTRIBUTORS - 0.2%
Weyco Group	282,000	8,409,240

DIVERSIFIED CONSUMER SERVICES - 0.4%
Capella Education	35,701	1,916,073
Regis Corporation [1]	809,100	12,751,416

		14,667,489

HOTELS, RESTAURANTS & LEISURE - 0.7%
Abu Dhabi National Hotels	1,200,000	947,480
Bob Evans Farms	400,873	20,464,566
DineEquity	50,430	4,997,109

		26,409,155

HOUSEHOLD DURABLES - 0.8%
Ethan Allen Interiors	1,105,850	29,128,089
La-Z-Boy	77,820	2,049,779

		31,177,868

INTERNET & CATALOG RETAIL - 0.1%
PetMed Express	351,500	6,070,405

LEISURE PRODUCTS - 0.3%
Arctic Cat	122,984	4,084,299
Callaway Golf	962,900	8,608,326

		12,692,625

MEDIA - 1.0%
Harte-Hanks	618,563	3,686,636
Meredith Corporation	309,094	16,119,252
Morningstar	34,801	2,768,420
Saga Communications Cl. A	190,758	7,220,190
Wiley (John) & Sons Cl. A	180,739	9,826,779

		39,621,277

SPECIALTY RETAIL - 6.2%
American Eagle Outfitters	1,418,137	24,420,319
Ascena Retail Group [1]	1,229,207	20,472,443
Buckle (The)	568,741	26,031,276
Caleres	12,900	409,962
Cato Corporation (The) Cl. A	788,400	30,558,384
Children’s Place	71,243	4,660,005
DSW Cl. A	693,650	23,147,100
GameStop Corporation Cl. A	650,325	27,937,962
Genesco [1]	364,146	24,044,560
Monro Muffler Brake	400,400	24,888,864
Rent-A-Center	353,729	10,028,217
Shoe Carnival	662,671	19,124,685
Stein Mart	869,024	9,098,681
Systemax [1]	248,580	2,147,731

		246,970,189

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Columbia Sportswear	159,764	9,659,331
G-III Apparel Group [1]	89,479	6,294,848
Movado Group	397,479	10,795,529
Steven Madden [1]	340,487	14,566,034
Vera Bradley [1]	184,192	2,075,844
Wolverine World Wide	18,375	523,320

		43,914,906

Total (Cost $366,714,467)		508,903,728

CONSUMER STAPLES – 3.6%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	355,877	7,537,475

FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	654,037	20,726,432

FOOD PRODUCTS - 2.1%
Cal-Maine Foods	111,496	5,820,091
Farmer Bros. [1]	366,000	8,601,000
Flowers Foods	936,800	19,813,320
Fresh Del Monte Produce	241,700	9,344,122
Hershey Creamery [5]	882	2,491,650
Lancaster Colony	126,100	11,456,185
Sanderson Farms	54,800	4,118,768
Tootsie Roll Industries	655,756	21,187,477

		82,832,613

HOUSEHOLD PRODUCTS - 0.0%
WD-40 Company	10,211	889,991

PERSONAL PRODUCTS - 0.8%
Nu Skin Enterprises Cl. A	639,776	30,152,643

Total (Cost $119,335,391)		142,139,154

ENERGY – 4.5%
ENERGY EQUIPMENT & SERVICES - 3.9%
Atwood Oceanics	575,241	15,209,372
CARBO Ceramics	299,446	12,465,937
Diamond Offshore Drilling	293,614	7,578,177
Ensign Energy Services	226,800	2,222,604
Era Group [1]	158,100	3,237,888
Exterran Partners L.P.	715,600	16,101,000
Helmerich & Payne	232,142	16,347,440
Pason Systems	1,048,200	18,756,821
Precision Drilling	563,450	3,786,384
RPC	69,388	959,636
SEACOR Holdings [1]	480,690	34,100,149
Superior Energy Services	40,300	847,912
Tesco Corporation	73,000	795,700
TGS-NOPEC Geophysical	212,300	4,957,895
Tidewater	804,913	18,295,672
Total Energy Services	84,823	1,035,669
Trican Well Service	200,000	664,532

		157,362,788

OIL, GAS & CONSUMABLE FUELS - 0.6%
Cimarex Energy	156,790	17,295,505
Green Plains	29,900	823,745
Penn Virginia [1,3]	633,760	2,775,869
San Juan Basin Royalty Trust	236,945	2,544,789
		23,439,908

Total (Cost $188,655,329)		180,802,696

FINANCIALS – 26.6%
BANKS - 4.5%
Ames National	423,068	10,619,007
Associated Banc-Corp	493,700	10,007,299
Bank of Hawaii	323,701	21,584,383
BLOM Bank GDR	684,500	6,845,000

52 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
BOK Financial	430,768	$29,972,837
Camden National	194,540	7,528,698
Canadian Western Bank	929,500	21,410,500
City Holding Company	436,400	21,492,700
Farmers & Merchants Bank of Long Beach [5]	479	2,864,420
First Citizens BancShares Cl. A	97,026	25,521,719
First National Bank Alaska [5]	3,110	4,820,500
National Bankshares	25,285	739,839
Northrim BanCorp	48,717	1,248,617
Peapack-Gladstone Financial	604,692	13,436,256

		178,091,775

CAPITAL MARKETS - 8.0%
AllianceBernstein Holding L.P.	1,587,100	46,867,063
Apollo Global Management LLC Cl. A	575,500	12,747,325
Apollo Investment	1,161,400	8,222,712
ASA Gold and Precious Metals	564,692	5,483,159
Ashmore Group [3]	2,554,000	11,605,516
Banca Generali	86,000	3,027,798
Citadel Capital [1]	19,355,000	5,047,994
†Citadel Capital (Rights) [1,4]	4,112,937	0
Cohen & Steers	285,337	9,724,285
Coronation Fund Managers	1,315,000	8,907,542
Diamond Hill Investment Group	1,000	199,660
Edmond de Rothschild (Suisse)	234	4,830,419
Egyptian Financial Group-Hermes Holding
Company [1]	1,032,032	1,870,630
Federated Investors Cl. B	725,823	24,307,812
Fortress Investment Group LLC Cl. A	292,580	2,135,834
GAMCO Investors Cl. A	228,500	15,700,235
KKR & Co. L.P.	1,202,600	27,479,410
Lazard Cl. A	33,090	1,860,982
MVC Capital	475,000	4,845,000
Oppenheimer Holdings Cl. A	221,512	5,821,335
Paris Orleans	581,675	18,582,198
Raymond James Financial	389,725	23,219,816
Schroders	111,100	5,544,212
SEI Investments	520,270	25,508,838
Teton Advisors Cl. A [5]	1,297	62,230
Value Partners Group	11,628,400	18,361,697
Vontobel Holding	150,400	6,973,464
Waddell & Reed Financial Cl. A	350,900	16,601,079
Westwood Holdings Group	45,895	2,733,965

		318,272,210

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	48,216	2,088,235

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Bolsa Mexicana de Valores	6,479,000	11,212,267
Fidelity National Financial Ventures [1]	326,869	5,027,245
First Pacific	440,000	370,661
Leucadia National	141,659	3,439,480
Sofina	279,572	31,199,241
TMX Group	184,000	7,829,944

		59,078,838

INSURANCE - 9.9%
Alleghany Corporation [1]	87,122	40,839,309
Allied World Assurance Company Holdings	314,440	13,590,097
American Financial Group	121,586	7,907,953
American National Insurance	148,593	15,204,036
AmTrust Financial Services	46,238	3,029,051
Argo Group International Holdings	18,260	1,017,082
Aspen Insurance Holdings	261,418	12,521,922
Assurant	38,612	2,587,004
Assured Guaranty	430,392	10,325,104
Baldwin & Lyons Cl. B	311,743	7,176,324
Cincinnati Financial	260,700	13,081,926
E-L Financial	78,788	41,359,284
Employers Holdings	168,139	3,830,206
Erie Indemnity Cl. A	500,600	41,084,242
Fidelity National Financial	16,203	599,349
First American Financial	93,961	3,496,289
Gallagher (Arthur J.) & Co.	595,800	28,181,340
HCI Group	39,500	1,746,295
Infinity Property & Casualty	121,443	9,210,237
Markel Corporation [1]	59,500	47,640,460
Mercury General	175,500	9,766,575
National Western Life Insurance Cl. A	5,900	1,412,991
Old Republic International	799,820	12,501,187
ProAssurance Corporation	182,000	8,410,220
Reinsurance Group of America	265,256	25,164,837
RenaissanceRe Holdings	25,709	2,609,721
RLI Corp.	162,870	8,369,889
Selective Insurance Group	8,800	246,840
State Auto Financial	392,000	9,388,400
Symetra Financial	170,600	4,123,402
United Fire Group	103,091	3,377,261
Universal Insurance Holdings	101,200	2,449,040
White Mountains Insurance Group	5,634	3,689,932

		395,937,805

INVESTMENT COMPANIES - 0.2%
British Empire Securities and General Trust	601,182	4,727,759
RIT Capital Partners	100,000	2,430,724

		7,158,483

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.2%
Alexander’s	41,762	17,122,420
Cousins Properties	421,710	4,377,350
DCT Industrial Trust	280,400	8,815,776
Lexington Realty Trust	707,006	5,995,411
MFA Financial	692,000	5,113,880
Rayonier	315,000	8,048,250

		49,473,087

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	936,370	24,590,021
TrustCo Bank Corp. NY	3,567,544	25,079,834

		49,669,855

Total (Cost $704,655,270)		1,059,770,288

HEALTH CARE – 7.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Analogic Corporation	231,000	18,225,900
Atrion Corporation	9,684	3,799,130
Hill-Rom Holdings	504,270	27,396,989
IDEXX Laboratories [1]	274,400	17,600,016
Meridian Bioscience	48,300	900,312
STERIS Corporation	559,641	36,063,266
Teleflex	288,400	39,063,780

		143,049,393

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 2.6%
Aceto Corporation	382,415	$9,418,881
Chemed Corporation	124,066	16,265,053
Landauer [2]	515,300	18,365,292
MEDNAX [1]	128,651	9,534,326
Owens & Minor	1,057,550	35,956,700
U.S. Physical Therapy	250,064	13,693,505

		103,233,757

HEALTH CARE TECHNOLOGY - 0.1%
Computer Programs and Systems	97,000	5,181,740

LIFE SCIENCES TOOLS & SERVICES - 0.9%
PerkinElmer	663,600	34,931,904

PHARMACEUTICALS - 0.0%
Recordati	110,000	2,306,735

Total (Cost $135,814,562)		288,703,529

INDUSTRIALS – 21.0%
AEROSPACE & DEFENSE - 1.3%
American Science and Engineering	207,834	9,105,208
Cubic Corporation	9,923	472,136
HEICO Corporation	225,443	13,143,327
HEICO Corporation Cl. A	454,966	23,098,624
National Presto Industries	46,526	3,736,968

		49,556,263

AIR FREIGHT & LOGISTICS - 1.0%
C. H. Robinson Worldwide	238,400	14,873,776
Expeditors International of Washington	479,700	22,116,568
UTi Worldwide [1]	328,400	3,280,716

		40,271,060

BUILDING PRODUCTS - 0.7%
A. O. Smith Corporation	411,488	29,618,906

COMMERCIAL SERVICES & SUPPLIES - 4.0%
ABM Industries	594,700	19,547,789
Brady Corporation Cl. A	671,935	16,623,672
Ennis	377,444	7,016,684
Healthcare Services Group	180,264	5,957,725
HNI Corporation	421,173	21,542,999
Kimball International Cl. B	724,600	8,811,136
McGrath RentCorp	291,300	8,864,259
MSA Safety	220,812	10,711,590
Ritchie Bros. Auctioneers	1,299,020	36,268,639
UniFirst Corporation	163,204	18,254,367
Viad Corporation	208,306	5,647,176

		159,246,036

CONSTRUCTION & ENGINEERING - 0.7%
Comfort Systems USA	200,031	4,590,711
EMCOR Group	96,989	4,633,165
Granite Construction	176,975	6,284,382
KBR	594,172	11,574,471

		27,082,729

ELECTRICAL EQUIPMENT - 1.8%
EnerSys	21,800	1,532,322
Franklin Electric	683,300	22,091,089
Hubbell Cl. B	268,021	29,021,314
LSI Industries	1,035,251	9,669,245
Preformed Line Products	247,724	9,344,149

		71,658,119

INDUSTRIAL CONGLOMERATES - 0.2%
Raven Industries	448,828	9,124,673

MACHINERY - 7.5%
Alamo Group	329,352	17,995,793
American Railcar Industries	215,509	10,482,358
Briggs & Stratton	663,040	12,770,150
CIRCOR International	35,400	1,930,362
CLARCOR	229,000	14,252,960
Douglas Dynamics	18,700	401,676
Federal Signal	606,680	9,045,599
Gorman-Rupp Company (The)	671,191	18,847,043
Hillenbrand	243,625	7,479,287
Hyster-Yale Materials Handling Cl. A	29,392	2,036,278
Joy Global	37,100	1,343,020
Kadant	26,300	1,241,360
Kennametal	156,075	5,325,279
Lincoln Electric Holdings	193,899	11,806,510
Lindsay Corporation	219,082	19,259,499
Miller Industries	420,166	8,382,312
Mueller (Paul) Company [1,2,5]	116,700	3,705,225
Mueller Industries	366,524	12,725,713
Nordson Corporation	258,800	20,157,932
RBC Bearings [1]	35,200	2,525,952
Standex International	49,531	3,959,013
Starrett (L.S.) Company (The) Cl. A [2]	529,400	7,941,000
Sun Hydraulics	28,449	1,084,191
Tennant Company	544,396	35,570,835
Timken Company (The)	6,832	249,846
Toro Company (The)	229,864	15,580,182
Trinity Industries	796,474	21,050,808
Valmont Industries	12,600	1,497,762
Woodward	567,300	31,195,827

		299,843,772

MARINE - 0.4%
Clarkson	343,900	14,789,457

PROFESSIONAL SERVICES - 2.2%
CEB	219,700	19,127,082
Exponent	74,792	3,349,185
Heidrick & Struggles International	137,998	3,598,988
Kelly Services Cl. A	634,200	9,734,970
ManpowerGroup	404,852	36,185,672
Resources Connection	84,133	1,353,700
Towers Watson & Co. Cl. A	107,800	13,561,240

		86,910,837

ROAD & RAIL - 0.4%
ArcBest Corporation	220,781	7,020,836
Knight Transportation	19,529	522,206
Werner Enterprises	282,805	7,423,631

		14,966,673

TRADING COMPANIES & DISTRIBUTORS - 0.8%
Applied Industrial Technologies	454,945	18,038,569
Houston Wire & Cable [2]	1,328,225	13,175,992

		31,214,561

Total (Cost $438,715,825)		834,283,086

INFORMATION TECHNOLOGY – 8.9%
COMMUNICATIONS EQUIPMENT - 1.9%
ADTRAN	402,429	6,539,471
Bel Fuse Cl. A	22,350	461,751
Bel Fuse Cl. B	74,000	1,518,480
Black Box	432,202	8,644,040

54 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
Brocade Communications Systems	2,084,123	$24,759,381
NETGEAR [1]	534,032	16,031,641
Plantronics	226,320	12,744,079
TESSCO Technologies	333,159	6,599,880

		77,298,723

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.7%
AVX Corporation	1,573,910	21,184,829
Cognex Corporation	331,000	15,921,100
Electro Rent	348,647	3,786,306
FLIR Systems	218,775	6,742,646
Kimball Electronics [1]	543,450	7,928,936
Littelfuse	52,023	4,936,462
Methode Electronics	485,496	13,326,865
National Instruments	277,274	8,168,492
Vishay Intertechnology	2,259,938	26,396,076

		108,391,712

IT SERVICES - 1.8%
Broadridge Financial Solutions	554,900	27,750,549
Calian Technologies	274,004	4,058,506
Convergys Corporation	630,496	16,071,343
Forrester Research	42,804	1,541,800
ManTech International Cl. A	510,863	14,815,027
MAXIMUS	104,420	6,863,527

		71,100,752

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
Brooks Automation	80,381	920,362
MKS Instruments	937,720	35,577,097
Power Integrations	22,204	1,003,177
Teradyne	228,446	4,406,723

		41,907,359

SOFTWARE - 0.7%
Ebix	162,245	5,290,809
Fair Isaac	164,657	14,947,562
Monotype Imaging Holdings	29,007	699,359
Pegasystems	208,713	4,777,441

		25,715,171

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Diebold	827,518	28,963,130
†Logitech International [3]	37,700	552,682

		29,515,812

Total (Cost $282,003,820)		353,929,529

MATERIALS – 10.7%
CHEMICALS - 4.7%
Albemarle Corporation	447,300	24,722,271
Balchem Corporation	600,649	33,468,162
Cabot Corporation	363,600	13,558,644
Chase Corporation [2]	684,674	27,215,792
FutureFuel Corporation	188,959	2,431,902
Innophos Holdings	13,785	725,642
Innospec	196,661	8,857,612
Methanex Corporation	289,310	16,102,995
Minerals Technologies	49,993	3,406,023
Olin Corporation	56,400	1,519,980
Quaker Chemical	406,129	36,080,500
Umicore	305,000	14,461,439
Victrex	70,000	2,122,759
Westlake Chemical	12,399	850,447

		185,524,168

CONSTRUCTION MATERIALS - 0.2%
Ash Grove Cement [5]	39,610	7,961,610

CONTAINERS & PACKAGING - 1.7%
AptarGroup	118,600	7,563,122
Bemis Company	433,200	19,498,332
Greif Cl. A	614,001	22,011,936
Mayr-Melnhof Karton	60,000	6,779,400
Sonoco Products	327,578	14,039,993

		69,892,783

METALS & MINING - 2.8%
Agnico Eagle Mines	742,300	21,059,051
Ampco-Pittsburgh	180,306	2,726,227
Carpenter Technology	303,275	11,730,677
Centerra Gold	201,500	1,145,436
Franco-Nevada Corporation	173,500	8,267,275
Gold Fields ADR	3,102,643	10,021,537
IAMGOLD Corporation [1,3]	1,056,620	2,113,240
Pan American Silver	1,530,000	13,142,700
Reliance Steel & Aluminum	337,082	20,386,719
Sims Metal Management	1,000,000	8,039,553
Worthington Industries	424,700	12,766,482

		111,398,897

PAPER & FOREST PRODUCTS - 1.3%
Deltic Timber	172,000	11,634,080
Domtar Corporation	489,900	20,281,860
Neenah Paper	39,200	2,311,232
Pope Resources L.P.	13,900	974,390
Schweitzer-Mauduit International	446,475	17,805,423

		53,006,985

Total (Cost $302,710,535)		427,784,443

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Atlantic Tele-Network	255,103	17,622,515

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Spok Holdings	78,416	1,320,526
Telephone and Data Systems	529,190	15,558,186

		16,878,712

Total (Cost $19,252,569)		34,501,227

UTILITIES – 2.0%
ELECTRIC UTILITIES - 0.5%
ALLETE	170,647	7,916,314
ITC Holdings	349,200	11,237,256

		19,153,570

GAS UTILITIES - 0.6%
AGL Resources	291,058	13,551,661
Piedmont Natural Gas	256,300	9,049,953

		22,601,614

WATER UTILITIES - 0.9%
Aqua America	906,507	22,200,356
SJW	400,400	12,288,276
York Water	166,630	3,475,902

		37,964,534

Total (Cost $46,971,599)		79,719,718

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Total Return Fund (continued)

		VALUE

MISCELLANEOUS[6] – 0.3%

Total (Cost $10,816,331)		$10,432,683

TOTAL COMMON STOCKS

(Cost $2,615,645,698)		3,920,970,081

REPURCHASE AGREEMENT– 1.7%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$68,412,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $69,781,753)

(Cost $68,412,000)		68,412,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
U.S. Treasury Bonds
3.00%-8.875%
due 2/15/19-11/15/43	$644,582	656,779
U.S. Treasury Notes
0.125%-2.75%
due 4/15/16-2/15/24	6,676,696	6,695,719
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)		4,894,285

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $12,246,783)		12,246,783

TOTAL INVESTMENTS – 100.5%

(Cost $2,696,304,481)		4,001,628,864

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(20,534,277)

NET ASSETS – 100.0%		$3,981,094,587

Royce Heritage Fund
Common Stocks – 85.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.9%
AUTO COMPONENTS - 4.9%
BorgWarner	48,300	$2,745,372
Dorman Products [1]	8,200	390,812
Drew Industries	74,200	4,305,084
Gentex Corporation	128,400	2,108,328
Nokian Renkaat	28,000	877,476
Selamat Sempurna	4,253,800	1,472,438
Standard Motor Products	141,183	4,958,347

		16,857,857

AUTOMOBILES - 1.0%
Thor Industries	61,350	3,452,778

DISTRIBUTORS - 0.5%
Core-Mark Holding Company	30,000	1,777,500

DIVERSIFIED CONSUMER SERVICES - 0.5%
Sotheby’s	33,900	1,533,636

HOUSEHOLD DURABLES - 1.8%
Ethan Allen Interiors	28,700	755,958
Forbo Holding	800	951,495
Garmin	30,200	1,326,686
Mohawk Industries [1]	4,600	878,140
NVR [1]	1,625	2,177,500

		6,089,779

MULTILINE RETAIL - 0.5%
Dollar Tree [1]	22,300	1,761,477

SPECIALTY RETAIL - 1.4%
Advance Auto Parts	3,061	487,587
Bed Bath & Beyond [1]	19,600	1,352,008
Matas	30,000	638,832
Monro Muffler Brake	9,400	584,304
USS	86,300	1,558,385

		4,621,116

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Carter’s	16,400	1,743,320
Gildan Activewear	69,600	2,313,504
Wolverine World Wide	19,500	555,360

		4,612,184

Total (Cost $33,066,925)		40,706,327

CONSUMER STAPLES – 1.9%
FOOD PRODUCTS - 1.9%
Cal-Maine Foods	75,600	3,946,320
Sanderson Farms	33,700	2,532,892

Total (Cost $5,643,525)		6,479,212

ENERGY – 1.3%
ENERGY EQUIPMENT & SERVICES - 1.1%
Core Laboratories	5,000	570,200
Pason Systems	123,500	2,209,948
TGS-NOPEC Geophysical	48,000	1,120,956

		3,901,104

OIL, GAS & CONSUMABLE FUELS - 0.2%
World Fuel Services	14,800	709,660

Total (Cost $4,037,201)		4,610,764

FINANCIALS – 21.7%
CAPITAL MARKETS - 15.9%
AllianceBernstein Holding L.P.	131,141	3,872,594
ARA Asset Management	955,000	1,240,858
Artisan Partners Asset Management Cl. A	51,860	2,409,416

56 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Heritage Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Ashmore Group	325,400	$1,478,635
Blackstone Group L.P.	52,600	2,149,762
CETIP - Mercados Organizados	162,000	1,775,742
Charles Schwab	75,700	2,471,605
Coronation Fund Managers	160,000	1,083,807
Dundee Corporation Cl. A [1]	89,700	900,591
E*TRADE Financial [1]	76,800	2,300,160
Evercore Partners Cl. A	30,400	1,640,384
Federated Investors Cl. B	89,000	2,980,610
Invesco	32,400	1,214,676
Jupiter Fund Management	312,300	2,187,056
KKR & Co. L.P.	211,000	4,821,350
Lazard Cl. A	39,500	2,221,480
Medley Management Cl. A	202,700	2,399,968
Partners Group Holding	1,700	508,209
SEI Investments	94,900	4,652,947
Sprott	508,500	1,005,601
State Street	45,900	3,534,300
TD Ameritrade Holding Corporation	50,600	1,863,092
Value Partners Group	1,078,100	1,702,362
VZ Holding	4,000	962,618
Westwood Holdings Group	50,400	3,002,328

		54,380,151

CONSUMER FINANCE - 0.3%
Shriram Transport Finance	92,000	1,229,676

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Bolsa Mexicana de Valores	935,000	1,618,069
JSE	74,000	781,544
TMX Group	50,500	2,148,979
Warsaw Stock Exchange	70,000	881,330

		5,429,922

INSURANCE - 1.9%
Alleghany Corporation [1]	7,750	3,632,890
Marsh & McLennan	53,900	3,056,130

		6,689,020

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Jones Lang LaSalle	13,100	2,240,100
Kennedy-Wilson Holdings	182,800	4,495,052

		6,735,152

Total (Cost $58,283,365)		74,463,921

HEALTH CARE – 2.8%
BIOTECHNOLOGY - 0.2%
Abcam	75,000	610,431

HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Analogic Corporation	16,660	1,314,474
Vascular Solutions [1]	52,000	1,805,440

		3,119,914

LIFE SCIENCES TOOLS & SERVICES - 1.3%
Mettler-Toledo International [1]	8,200	2,799,972
Waters Corporation [1]	14,150	1,816,577

		4,616,549

PHARMACEUTICALS - 0.4%
Recordati	60,000	1,258,219

Total (Cost $6,306,405)		9,605,113

INDUSTRIALS – 20.7%
AEROSPACE & DEFENSE - 0.6%
HEICO Corporation	34,178	1,992,577

AIR FREIGHT & LOGISTICS - 0.8%
Expeditors International of Washington	57,800	2,664,869

COMMERCIAL SERVICES & SUPPLIES - 5.3%
Cintas Corporation	22,600	1,911,734
Copart [1]	153,380	5,441,923
Heritage-Crystal Clean [1]	62,527	919,147
Kaba Holding	1,900	1,130,916
Ritchie Bros. Auctioneers	208,508	5,821,543
Tomra Systems	85,900	786,093
Waste Connections	46,100	2,172,232

		18,183,588

CONSTRUCTION & ENGINEERING - 0.1%
KBR	22,100	430,508

INDUSTRIAL CONGLOMERATES - 0.7%
Carlisle Companies	22,600	2,262,712

MACHINERY - 5.2%
AGCO Corporation	10,300	584,834
Burckhardt Compression Holding	2,000	757,795
CIRCOR International	37,000	2,017,610
Foster (L.B.) Company	33,700	1,166,357
Graco	26,500	1,882,295
Kennametal	29,940	1,021,553
Mueller Industries	82,000	2,847,040
Obara Group	10,000	537,648
Pfeiffer Vacuum Technology	12,000	1,069,185
RBC Bearings [1]	1,981	142,157
Rotork	200,000	730,945
Sun Hydraulics	62,885	2,396,547
Valmont Industries	22,870	2,718,557

		17,872,523

MARINE - 0.7%
Clarkson	57,700	2,481,395

PROFESSIONAL SERVICES - 5.4%
Dun & Bradstreet	7,100	866,200
Equifax	24,150	2,344,723
Exponent	11,400	510,492
IHS Cl. A [1]	17,600	2,263,888
ManpowerGroup	66,891	5,978,718
Towers Watson & Co. Cl. A	38,900	4,893,620
Verisk Analytics Cl. A [1]	23,700	1,724,412

		18,582,053

ROAD & RAIL - 1.5%
†Genesee & Wyoming CI. A [1]	27,600	2,102,568
Landstar System	42,000	2,808,540

		4,911,108

TRADING COMPANIES & DISTRIBUTORS - 0.4%
Applied Industrial Technologies	35,062	1,390,208

Total (Cost $56,458,858)		70,771,541

INFORMATION TECHNOLOGY – 12.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.6%
Anixter International [1]	48,800	3,179,320
Avnet	32,400	1,331,964
AVX Corporation	103,063	1,387,228
Coherent [1]	61,900	3,929,412
e2v technologies	309,600	1,221,012
FEI Company	16,100	1,335,173

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
FLIR Systems	92,800	$2,860,096
LPKF Laser & Electronics	72,000	618,072
National Instruments	63,900	1,882,494
Rogers Corporation [1]	20,900	1,382,326

		19,127,097

INTERNET SOFTWARE & SERVICES - 0.2%
XING	3,000	492,150

IT SERVICES - 3.6%
DST Systems	33,600	4,232,928
eClerx Services	36,000	846,859
Fiserv [1]	39,760	3,293,321
MAXIMUS	52,200	3,431,106
Metrofile Holdings	1,786,000	666,484

		12,470,698

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
Diodes [1]	44,300	1,068,073
Lam Research	12,700	1,033,145

		2,101,218

SOFTWARE - 1.8%
ANSYS [1]	28,700	2,618,588
Computer Modelling Group	150,000	1,520,416
ePlus [1]	5,300	406,245
Silverlake Axis	881,520	641,415
Totvs	73,900	926,989

		6,113,653

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Diebold	39,912	1,396,920

Total (Cost $33,031,621)		41,701,736

MATERIALS – 9.0%
CHEMICALS - 6.0%
Airgas	9,200	973,176
Innospec	53,465	2,408,064
Minerals Technologies	102,300	6,969,699
Quaker Chemical	7,500	666,300
Sensient Technologies	29,300	2,002,362
Valspar Corporation (The)	8,800	720,016
Victrex	45,700	1,385,858
Westlake Chemical	80,890	5,548,245

		20,673,720

METALS & MINING - 1.6%
Reliance Steel & Aluminum	88,869	5,374,797

PAPER & FOREST PRODUCTS - 1.4%
Glatfelter	51,758	1,138,158
Stella-Jones	107,000	3,556,958

		4,695,116

Total (Cost $26,184,428)		30,743,633

UTILITIES – 1.2%
GAS UTILITIES - 1.2%
UGI Corporation	123,100	4,240,795

Total (Cost $3,881,905)		4,240,795

MISCELLANEOUS[6] – 3.2%

Total (Cost $10,926,006)		10,912,994

TOTAL COMMON STOCKS

(Cost $237,820,239)		294,236,036

REPURCHASE AGREEMENT– 14.4%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$49,361,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $50,350,738)

(Cost $49,361,000)		$49,361,000

TOTAL INVESTMENTS – 100.3%

(Cost $287,181,239)		343,597,036

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(1,196,820)

NET ASSETS – 100.0%		$342,400,216

58 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Opportunity Fund
Common Stocks – 96.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.7%
AUTO COMPONENTS - 1.6%
Cooper Tire & Rubber	155,700	$5,267,331
Dana Holding Corporation	497,736	10,243,407
Fuel Systems Solutions [1,3]	644,800	4,823,104
Spartan Motors	861,836	3,947,209
Tower International [1]	287,954	7,501,201

		31,782,252

AUTOMOBILES - 0.4%
Winnebago Industries	343,877	8,112,058

DISTRIBUTORS - 0.3%
VOXX International Cl. A [1]	664,413	5,501,340

DIVERSIFIED CONSUMER SERVICES - 0.2%
Houghton Mifflin Harcourt [1]	172,359	4,343,447

HOTELS, RESTAURANTS & LEISURE - 2.0%
Belmond Cl. A [1]	866,019	10,816,577
Carrols Restaurant Group [1]	995,305	10,351,172
Ignite Restaurant Group [1,3]	427,516	2,103,379
Krispy Kreme Doughnuts [1]	452,561	8,716,325
Ruby Tuesday [1]	1,212,031	7,599,434

		39,586,887

HOUSEHOLD DURABLES - 4.8%
Beazer Homes USA [1,3]	388,475	7,750,076
Dixie Group [1,2]	864,035	9,072,367
Ethan Allen Interiors	182,700	4,812,318
Installed Building Products [1]	460,728	11,278,621
M.D.C. Holdings	431,250	12,924,563
M/I Homes [1]	429,100	10,585,897
New Home [1]	405,705	6,990,297
Standard Pacific [1]	1,106,000	9,854,460
TRI Pointe Homes [1]	512,272	7,837,762
William Lyon Homes Cl. A [1]	446,441	11,460,140
ZAGG [1,3]	512,981	4,062,810

		96,629,311

INTERNET & CATALOG RETAIL - 0.4%
EVINE Live [1]	810,406	2,179,992
Gaiam Cl. A [1]	829,962	5,427,952

		7,607,944

LEISURE PRODUCTS - 0.2%
Black Diamond [1]	458,139	4,233,204

MEDIA - 1.8%
Ballantyne Strong [1]	667,237	3,129,342
Cinedigm Cl. A [1,3]	213,186	150,275
Entravision Communications Cl. A	988,800	8,137,824
Martha Stewart Living Omnimedia Cl. A [1]	849,531	5,301,074
McClatchy Company (The) Cl. A [1]	2,860,167	3,088,980
Media General [1,3]	442,700	7,313,404
New York Times Cl. A	456,799	6,235,306
Sizmek [1]	495,050	3,514,855

		36,871,060

MULTILINE RETAIL - 0.4%
Bon-Ton Stores (The)	462,501	2,136,755
J.C. Penney Company [1,3]	794,241	6,727,221

		8,863,976

SPECIALTY RETAIL - 2.9%
American Eagle Outfitters	451,000	7,766,220
Ascena Retail Group [1]	676,092	11,260,312
bebe stores [3]	1,678,562	3,357,124
Chico’s FAS	313,000	5,205,190
Destination Maternity	232,237	2,707,883
New York & Company [1,3]	1,211,217	3,246,062
Pacific Sunwear of California [1,3]	731,947	834,420
Pier 1 Imports	82,900	1,047,027
Rent-A-Center	299,306	8,485,325
Sears Hometown and Outlet Stores [1]	306,945	2,915,978
TravelCenters of America LLC [1]	294,200	4,368,870
West Marine [1]	820,977	7,914,218

		59,108,629

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Quiksilver [1,3]	1,449,182	960,518
Unifi [1]	366,867	12,290,044

		13,250,562

Total (Cost $280,430,654)		315,890,670

CONSUMER STAPLES – 2.0%
FOOD & STAPLES RETAILING - 0.3%
SUPERVALU [1]	799,800	6,470,382

FOOD PRODUCTS - 0.7%
Landec Corporation [1]	443,602	6,401,177
SunOpta [1]	705,091	7,565,626

		13,966,803

HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet [1,3]	897,664	9,479,332
Central Garden & Pet Cl. A [1]	102,200	1,166,102

		10,645,434

PERSONAL PRODUCTS - 0.5%
Elizabeth Arden [1,3]	644,605	9,192,068

Total (Cost $40,203,768)		40,274,687

ENERGY – 2.0%
ENERGY EQUIPMENT & SERVICES - 0.9%
Key Energy Services [1]	1,008,900	1,816,020
Matrix Service [1]	337,608	6,171,474
Newpark Resources [1]	978,231	7,953,018
Parker Drilling [1]	492,200	1,634,104

		17,574,616

OIL, GAS & CONSUMABLE FUELS - 1.1%
Comstock Resources [1,3]	462,100	1,538,793
Goodrich Petroleum [1,3]	267,000	496,620
Pengrowth Energy	1,910,100	4,756,149
Scorpio Tankers	907,526	9,156,937
StealthGas [1]	985,421	6,651,592
Swift Energy [1,3]	451,051	915,634

		23,515,725

Total (Cost $62,795,385)		41,090,341

FINANCIALS – 10.9%
BANKS - 5.5%
BancorpSouth	233,700	6,020,112
BankUnited	339,498	12,198,163
Berkshire Hills Bancorp	175,400	4,995,392
Boston Private Financial Holdings	940,446	12,611,381
Capital Bank Financial Cl. A [1]	238,100	6,921,567
CenterState Banks	351,441	4,747,968
Fidelity Southern	157,440	2,745,754
First Bancorp	172,408	2,875,765
First Internet Bancorp	120,200	2,944,900
Guaranty Bancorp	234,458	3,870,902
Hilltop Holdings [1]	253,876	6,115,873

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Independent Bank Group	35,800	$1,535,820
South State	97,326	7,395,803
Southern National Bancorp of Virginia	218,015	2,415,606
State Bank Financial	382,059	8,290,680
Trustmark Corporation	220,300	5,503,094
Umpqua Holdings	536,400	9,649,836
United Bankshares	236,239	9,503,895

		110,342,511

CAPITAL MARKETS - 0.1%
Harris & Harris Group [1]	414,396	1,139,589

CONSUMER FINANCE - 0.6%
Enova International [1]	596,110	11,135,335
EZCORP Cl. A [1]	174,306	1,295,093

		12,430,428

INSURANCE - 1.6%
Ambac Financial Group [1]	373,446	6,214,141
Assured Guaranty	391,300	9,387,287
MBIA [1]	1,114,076	6,695,597
Old Republic International	567,538	8,870,619

		31,167,644

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
BRT Realty Trust [1]	98,309	691,112
Mack-Cali Realty	451,550	8,322,066
RAIT Financial Trust	58,400	356,824
Rouse Properties	575,233	9,405,060

		18,775,062

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Tejon Ranch [1]	342,056	8,794,260

THRIFTS & MORTGAGE FINANCE - 1.8%
Brookline Bancorp	242,200	2,734,438
MGIC Investment [1]	539,785	6,142,753
Radian Group	585,385	10,981,823
Walker & Dunlop [1]	264,512	7,073,051
Washington Federal	378,800	8,844,980

		35,777,045

Total (Cost $170,613,374)		218,426,539

HEALTH CARE – 3.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Accuray [1,3]	703,800	4,743,612
AngioDynamics [1]	405,040	6,642,656
Exactech [1]	284,283	5,921,615
Invacare Corporation	733,285	15,860,955
Merit Medical Systems [1]	250,328	5,392,065
RTI Surgical [1]	399,174	2,578,664

		41,139,567

HEALTH CARE PROVIDERS & SERVICES - 0.3%
Owens & Minor	177,200	6,024,800

HEALTH CARE TECHNOLOGY - 0.6%
Allscripts Healthcare Solutions [1]	887,936	12,146,964

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Albany Molecular Research [1,3]	770,810	15,585,778

Total (Cost $50,832,429)		74,897,109

INDUSTRIALS – 21.5%
AEROSPACE & DEFENSE - 1.3%
Aerojet Rocketdyne Holdings [1]	464,240	9,567,987
Kratos Defense & Security Solutions [1]	1,435,124	9,041,281
LMI Aerospace [1,2,3]	816,430	8,172,464

		26,781,732

AIR FREIGHT & LOGISTICS - 0.9%
Atlas Air Worldwide Holdings [1]	136,662	7,510,944
XPO Logistics [1,3]	230,500	10,413,990

		17,924,934

AIRLINES - 0.4%
†Virgin America [1,3]	284,200	7,809,816

BUILDING PRODUCTS - 3.7%
Builders FirstSource [1]	329,294	4,228,135
Gibraltar Industries [1]	421,987	8,595,875
Griffon Corporation	522,400	8,316,608
Insteel Industries	440,427	8,235,985
NCI Building Systems [1]	934,600	14,084,422
PGT [1]	675,208	9,797,268
Ply Gem Holdings [1]	541,292	6,381,833
Quanex Building Products	713,386	15,287,862

		74,927,988

COMMERCIAL SERVICES & SUPPLIES - 2.6%
ABM Industries	295,000	9,696,650
Interface	670,316	16,791,416
Steelcase Cl. A	509,700	9,638,427
TRC Companies [1,2]	1,563,629	15,870,834

		51,997,327

CONSTRUCTION & ENGINEERING - 2.2%
Aegion Corporation [1]	689,289	13,055,133
Furmanite Corporation [1]	872,641	7,085,845
Layne Christensen [1,3]	845,804	7,569,946
MasTec [1]	367,200	7,296,264
Northwest Pipe [1]	415,256	8,458,765

		43,465,953

ELECTRICAL EQUIPMENT - 2.3%
Encore Wire	378,140	16,747,821
Enphase Energy [1,3]	630,780	4,800,236
General Cable	916,043	18,073,528
Magnetek [1]	164,495	5,660,273

		45,281,858

MACHINERY - 6.2%
Accuride Corporation [1]	375,100	1,444,135
Albany International Cl. A	318,150	12,662,370
Astec Industries	381,128	15,938,773
Commercial Vehicle Group [1]	1,154,540	8,324,233
Dynamic Materials	412,939	4,542,329
Federal Signal	862,932	12,866,316
Hardinge	590,497	5,816,396
Hurco Companies	204,591	7,082,941
Lydall [1]	101,997	3,015,031
Meritor [1]	545,719	7,159,833
Mueller Industries	477,221	16,569,113
Mueller Water Products Cl. A	1,680,376	15,291,422
NN	518,983	13,244,446

		123,957,338

MARINE - 0.7%
Baltic Trading [3]	1,395,937	2,233,499
Diana Shipping [1]	982,000	6,923,100
Navios Maritime Holdings	1,190,149	4,427,354
Scorpio Bulkers [1,3]	795,300	1,296,339

		14,880,292

60 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 0.2%
Swift Transportation Cl. A [1]	218,844	$4,961,193

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Kaman Corporation	248,831	10,435,972

TRANSPORTATION INFRASTRUCTURE - 0.5%
Wesco Aircraft Holdings [1]	603,300	9,139,995

Total (Cost $336,775,627)		431,564,398

INFORMATION TECHNOLOGY – 30.1%
COMMUNICATIONS EQUIPMENT - 2.0%
ARRIS Group [1]	221,460	6,776,676
Aviat Networks [1]	2,414,108	3,041,776
Ciena Corporation [1,3]	124,200	2,941,056
ClearOne	290,034	3,742,889
Comtech Telecommunications	379,311	11,018,984
EMCORE Corporation [1]	175,346	1,055,583
Extreme Networks [1]	1,138,776	3,063,307
Harmonic [1]	758,577	5,181,081
Interphase Corporation [1]	277,743	213,862
Oclaro [1,3]	1,290,977	2,917,608
Westell Technologies Cl. A [1,3]	944,845	935,397

		40,888,219

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.7%
Benchmark Electronics [1]	498,400	10,855,152
Checkpoint Systems	741,831	7,551,839
CTS Corporation	325,780	6,277,781
Daktronics	610,225	7,237,268
Echelon Corporation [1,3]	1,438,886	1,151,109
Frequency Electronics [1]	224,263	2,529,687
GSI Group [1]	499,225	7,503,352
Identiv [1,2,3]	582,839	3,432,922
II-VI [1]	738,814	14,022,690
Ingram Micro Cl. A [1]	487,314	12,197,469
KEMET Corporation [1,3]	2,065,707	5,949,236
Knowles Corporation [1,3]	151,700	2,745,770
Maxwell Technologies [1]	1,013,360	6,049,759
Mercury Systems [1]	873,478	12,787,718
Newport Corporation [1]	751,984	14,257,617
Park Electrochemical	320,934	6,149,095
PCM [1]	522,736	5,243,042
Perceptron [1]	334,531	3,532,647
Planar Systems [1,2]	1,221,075	5,323,887
RadiSys Corporation [1]	609,078	1,559,240
Sanmina Corporation [1]	604,823	12,193,232
SigmaTron International [1,2]	345,772	3,146,525
TTM Technologies [1]	864,925	8,640,601
Vishay Intertechnology	986,723	11,524,925
Vishay Precision Group [1]	206,742	3,113,534

		174,976,097

INTERNET SOFTWARE & SERVICES - 2.6%
Bankrate [1]	476,408	4,997,520
Blucora [1]	246,530	3,981,459
†Care.com [1,3]	485,938	2,876,753
EarthLink Holdings	1,926,458	14,429,170
Limelight Networks [1]	738,469	2,909,568
Monster Worldwide [1]	1,526,100	9,980,694
QuinStreet [1]	1,293,539	8,343,327
Support.com [1]	1,210,097	1,706,237
†Tremor Video [1,3]	858,956	2,499,562
†YuMe [1,3]	47,200	255,824

		51,980,114

IT SERVICES - 1.4%
CIBER [1]	1,766,873	6,095,712
Computer Task Group	678,910	5,241,185
Datalink Corporation [1]	727,909	6,507,506
Perficient [1]	49,883	959,749
Unisys Corporation [1]	494,700	9,889,053

		28,693,205

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.4%
Advanced Energy Industries [1]	646,771	17,779,735
Alpha & Omega Semiconductor [1,3]	902,342	7,886,469
Amtech Systems [1,3]	631,939	6,565,846
ANADIGICS [1,3]	2,131,745	1,556,174
Axcelis Technologies [1]	1,185,194	3,508,174
AXT [1]	621,392	1,565,908
Brooks Automation	1,312,700	15,030,415
Cohu	575,426	7,612,886
Exar Corporation [1]	1,021,094	9,986,299
Fairchild Semiconductor International [1]	542,120	9,422,046
FormFactor [1]	755,761	6,953,001
Intersil Corporation Cl. A	711,499	8,900,852
IXYS Corporation	607,550	9,295,515
Kopin Corporation [1]	886,674	3,059,025
Kulicke & Soffa Industries [1]	740,400	8,670,084
Mattson Technology [1]	769,400	2,577,490
MaxLinear Cl. A [1]	980,122	11,859,476
Microsemi Corporation [1]	544,954	19,046,142
Nanometrics [1]	679,039	10,946,109
NeoPhotonics Corporation [1,3]	886,358	8,092,449
OmniVision Technologies [1]	333,411	8,733,701
Pericom Semiconductor	868,095	11,415,449
Rubicon Technology [1,3]	922,106	2,240,718
Rudolph Technologies [1]	618,011	7,422,312
SemiLEDs Corporation [1]	973,905	555,126
Spire Corporation [1,2,5]	662,700	73,560
SunEdison [1,3]	282,978	8,463,872
SunEdison Semiconductor [1,3]	482,229	8,328,095
Ultra Clean Holdings [1]	704,038	4,386,157
Xcerra Corporation [1]	894,954	6,774,802

		228,707,887

SOFTWARE - 1.5%
A10 Networks [1,3]	923,499	5,947,334
Mentor Graphics	376,819	9,959,326
Rovi Corporation [1]	338,300	5,395,885
SeaChange International [1]	555,600	3,894,756
Smith Micro Software [1,3]	805,722	926,580
TeleCommunication Systems Cl. A [1]	828,717	2,743,053

		28,866,934

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.5%
Avid Technology [1]	790,580	10,546,337
Cray [1]	389,567	11,496,122
Dot Hill Systems [1]	995,571	6,092,895
Intevac [1,3]	870,591	5,092,958
QLogic Corporation [1]	627,200	8,899,968
Silicon Graphics International [1,3]	1,313,473	8,498,170

		50,626,450

Total (Cost $535,247,471)		604,738,906

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS – 8.0%
CHEMICALS - 1.9%
Ferro Corporation [1]	819,711	$13,754,751
Kraton Performance Polymers [1]	663,100	15,834,828
OM Group	107,035	3,596,376
Schulman (A.)	129,082	5,643,465

		38,829,420

CONSTRUCTION MATERIALS - 0.5%
U.S. Concrete [1]	261,815	9,920,170

METALS & MINING - 5.0%
A. M. Castle & Co. [1,3]	1,107,034	6,830,400
AK Steel Holding Corporation [1,3]	1,098,600	4,251,582
Carpenter Technology	106,741	4,128,742
Century Aluminum [1,3]	1,012,403	10,559,363
Coeur Mining [1]	475,200	2,713,392
Commercial Metals	1,179,761	18,970,557
Haynes International	273,291	13,478,712
Hecla Mining	1,189,800	3,129,174
Kaiser Aluminum	180,000	14,954,400
Noranda Aluminum Holding Corporation [3]	2,115,039	1,797,783
Pan American Silver	1,025,100	8,805,609
Synalloy Corporation	333,195	4,564,771
TimkenSteel Corporation	219,538	5,925,331

		100,109,816

PAPER & FOREST PRODUCTS - 0.6%
Louisiana-Pacific Corporation [1]	636,400	10,837,892

Total (Cost $140,928,628)		159,697,298

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Iridium Communications [1,3]	1,341,706	12,196,108

Total (Cost $9,917,746)		12,196,108

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
†Cadiz [1,3]	107,200	931,568
†Pure Cycle [1,3]	525,799	2,734,155

Total (Cost $3,145,294)		3,665,723

MISCELLANEOUS[6] – 1.5%

Total (Cost $32,027,567)		30,667,510

TOTAL COMMON STOCKS

(Cost $1,662,917,943)		1,933,109,289

REPURCHASE AGREEMENT– 3.6%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$72,563,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $74,017,850)

(Cost $72,563,000)		72,563,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.9%
U.S. Treasury Bills
due 12/3/15	$1,455	1,455
U.S. Treasury Bonds
0.75%-6.00%
due 1/15/25-5/15/45	7,904	7,990
U.S. Treasury Notes
0.125%-4.25%
due 7/15/15-1/15/25	21,031	21,102
U.S. Treasury Strips-Interest
due 8/15/18-5/15/25	1,562	1,562
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)		117,825,189

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $117,857,298)		117,857,298

TOTAL INVESTMENTS – 105.7%

(Cost $1,853,338,241)		2,123,529,587

LIABILITIES LESS CASH AND OTHER ASSETS – (5.7)%		(113,996,137)

NET ASSETS – 100.0%		$2,009,533,450

62 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Special Equity Fund
Common Stocks – 92.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 35.2%
AUTO COMPONENTS - 5.1%
Dana Holding Corporation	1,722,000	$35,438,760
Standard Motor Products [2]	2,089,000	73,365,680

		108,804,440

AUTOMOBILES - 0.9%
Winnebago Industries	843,700	19,902,883

DIVERSIFIED CONSUMER SERVICES - 0.3%
†Capella Education	120,000	6,440,400

HOTELS, RESTAURANTS & LEISURE - 0.9%
Bowl America Cl. A [2]	315,948	4,511,737
Frisch’s Restaurants [2]	465,200	15,616,764

		20,128,501

HOUSEHOLD DURABLES - 1.7%
CSS Industries [2]	880,000	26,620,000
Ethan Allen Interiors	100,000	2,634,000
Hooker Furniture	254,900	6,400,539

		35,654,539

MEDIA - 7.5%
Meredith Corporation	1,820,000	94,913,000
Scholastic Corporation	1,515,000	66,856,950

		161,769,950

SPECIALTY RETAIL - 18.8%
Bed Bath & Beyond [1]	1,750,000	120,715,000
Buckle (The)	1,485,400	67,986,758
Children’s Place [2]	1,540,000	100,731,400
Finish Line (The) Cl. A [2]	3,295,000	91,666,900
Haverty Furniture	1,105,683	23,904,867

		405,004,925

Total (Cost $583,854,425)		757,705,638

CONSUMER STAPLES – 5.6%
FOOD & STAPLES RETAILING - 2.6%
Weis Markets	1,337,500	56,375,625

FOOD PRODUCTS - 2.4%
†Cal-Maine Foods	773,652	40,384,634
Lancaster Colony	120,000	10,902,000

		51,286,634

TOBACCO - 0.6%
Universal Corporation	240,000	13,756,800

Total (Cost $102,741,344)		121,419,059

FINANCIALS – 2.9%
CAPITAL MARKETS - 2.9%
Waddell & Reed Financial Cl. A	1,315,200	62,222,112

Total (Cost $63,704,249)		62,222,112

HEALTH CARE – 0.3%
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Bio-Rad Laboratories Cl. A [1]	40,000	6,024,400

Total (Cost $2,020,969)		6,024,400

INDUSTRIALS – 24.1%
AEROSPACE & DEFENSE - 2.2%
National Presto Industries [2]	600,000	48,192,000

COMMERCIAL SERVICES & SUPPLIES - 7.1%
UniFirst Corporation [2]	1,370,000	153,234,500

ELECTRICAL EQUIPMENT - 6.4%
EnerSys	725,000	50,960,250
Hubbell Cl. B	557,300	60,344,444
Regal Beloit	347,300	25,210,507

		136,515,201

INDUSTRIAL CONGLOMERATES - 0.7%
Carlisle Companies	140,000	14,016,800

MACHINERY - 4.4%
Foster (L.B.) Company [2]	885,000	30,629,850
Hurco Companies [2]	476,200	16,486,044
Valmont Industries	400,000	47,548,000

		94,663,894

PROFESSIONAL SERVICES - 0.0%
†Kelly Services Cl. A	28,920	443,922

TRADING COMPANIES & DISTRIBUTORS - 3.3%
Applied Industrial Technologies	1,800,000	71,370,000

Total (Cost $342,069,747)		518,436,317

INFORMATION TECHNOLOGY – 13.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.0%
Anixter International [1]	513,300	33,441,495
AVX Corporation [2]	8,700,000	117,102,000
Park Electrochemical [2]	1,475,000	28,261,000
ScanSource [1,2]	1,480,000	56,328,800

		235,133,295

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Teradyne	2,585,000	49,864,650

Total (Cost $278,318,700)		284,997,945

MATERIALS – 11.5%
CHEMICALS - 4.2%
Hawkins [2]	900,000	36,351,000
Minerals Technologies	800,000	54,504,000

		90,855,000

METALS & MINING - 1.2%
Central Steel & Wire [5]	6,421	3,981,020
†Kaiser Aluminum	259,900	21,592,492

		25,573,512

PAPER & FOREST PRODUCTS - 6.1%
Neenah Paper [2]	1,227,800	72,391,088
Schweitzer-Mauduit International	1,450,000	57,826,000

		130,217,088

Total (Cost $194,608,890)		246,645,600

TOTAL COMMON STOCKS

(Cost $1,567,318,324)		1,997,451,071

REPURCHASE AGREEMENT– 9.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$198,730,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%-
2.625% due 6/30/20-8/15/20, valued at $202,707,950)

(Cost $198,730,000)		198,730,000

TOTAL INVESTMENTS – 102.1%

(Cost $1,766,048,324)		2,196,181,071

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(45,975,000)

NET ASSETS – 100.0%		$2,150,206,071

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Select Fund I
Common Stocks – 92.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.4%
AUTO COMPONENTS - 2.0%
Drew Industries	2,606	$151,200
Gentex Corporation	18,350	301,307

		452,507

AUTOMOBILES - 1.9%
Thor Industries	7,745	435,889

HOUSEHOLD DURABLES - 1.6%
NVR [1]	280	375,200

MEDIA - 1.9%
E.W. Scripps Company Cl. A	11,750	268,488
Wiley (John) & Sons Cl. A	3,020	164,197

		432,685

SPECIALTY RETAIL - 6.2%
Buckle (The)	17,205	787,473
Genesco [1]	9,545	630,256

		1,417,729

TEXTILES, APPAREL & LUXURY GOODS - 2.8%
†Deckers Outdoor [1]	3,030	218,069
Movado Group	15,933	432,740

		650,809

Total (Cost $3,185,705)		3,764,819

CONSUMER STAPLES – 2.3%
FOOD PRODUCTS - 1.7%
Cal-Maine Foods	7,358	384,088

PERSONAL PRODUCTS - 0.6%
Nu Skin Enterprises Cl. A	2,830	133,378

Total (Cost $262,480)		517,466

ENERGY – 6.7%
ENERGY EQUIPMENT & SERVICES - 6.7%
Helmerich & Payne	3,740	263,371
Oil States International [1]	4,950	184,289
Pason Systems	19,800	354,307
SEACOR Holdings [1]	2,989	212,040
TGS-NOPEC Geophysical	11,740	274,167
Unit Corporation [1]	9,595	260,216

Total (Cost $1,223,238)		1,548,390

FINANCIALS – 17.5%
BANKS - 1.1%
Blue Hills Bancorp [1]	18,000	252,000

CAPITAL MARKETS - 10.6%
Artisan Partners Asset Management Cl. A	12,230	568,206
Federated Investors Cl. B	11,500	385,135
Lazard Cl. A	10,340	581,522
SEI Investments	7,865	385,621
Virtus Investment Partners	3,970	525,032

		2,445,516

INSURANCE - 2.7%
Alleghany Corporation [1]	900	421,884
Validus Holdings	4,300	189,157

		611,041

THRIFTS & MORTGAGE FINANCE - 3.1%
Genworth MI Canada	26,747	702,403

Total (Cost $3,224,552)		4,010,960

HEALTH CARE – 6.4%
BIOTECHNOLOGY - 0.4%
Myriad Genetics [1]	2,865	97,381

HEALTH CARE PROVIDERS & SERVICES - 0.6%
Aceto Corporation	5,867	144,504

LIFE SCIENCES TOOLS & SERVICES - 4.5%
Bio-Rad Laboratories Cl. A [1]	3,585	539,937
Bio-Techne	4,934	485,851

		1,025,788

PHARMACEUTICALS - 0.9%
Lannett Company [1]	3,415	202,988

Total (Cost $1,009,105)		1,470,661

INDUSTRIALS – 19.9%
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Ritchie Bros. Auctioneers	12,770	356,538
†Steelcase Cl. A	16,760	316,932

		673,470

ELECTRICAL EQUIPMENT - 0.0%
Global Power Equipment Group	190	1,474

INDUSTRIAL CONGLOMERATES - 0.6%
Carlisle Companies	1,310	131,157

MACHINERY - 12.0%
CIRCOR International	7,032	383,455
Columbus McKinnon	15,575	389,375
†Federal Signal	14,790	220,519
Hyster-Yale Materials Handling Cl. A	2,325	161,076
John Bean Technologies	16,709	628,091
Kennametal	5,500	187,660
Lydall [1]	8,630	255,103
Valmont Industries	3,105	369,091
Wabtec Corporation	1,798	169,444

		2,763,814

PROFESSIONAL SERVICES - 1.9%
ICF International [1]	4,683	163,249
Robert Half International	2,283	126,707
Towers Watson & Co. Cl. A	1,200	150,960

		440,916

ROAD & RAIL - 0.8%
†Saia [1]	4,920	193,307

TRADING COMPANIES & DISTRIBUTORS - 1.7%
MSC Industrial Direct Cl. A	5,427	378,642

Total (Cost $3,664,834)		4,582,780

INFORMATION TECHNOLOGY – 17.7%
COMMUNICATIONS EQUIPMENT - 0.0%
ADTRAN	1	16

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
Coherent [1]	2,386	151,463
Dolby Laboratories Cl. A	4,615	183,123
IPG Photonics [1]	1,690	143,946
Rofin-Sinar Technologies [1]	11,282	311,383

		789,915

INTERNET SOFTWARE & SERVICES - 1.5%
j2 Global	4,965	337,322

IT SERVICES - 2.1%
Sykes Enterprises [1]	19,415	470,814

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Cabot Microelectronics [1]	2,966	139,728
Integrated Silicon Solution	2,864	63,409

64 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Select Fund I (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
MKS Instruments	19,105	$724,844
Nanometrics [1]	24,818	400,066
Tessera Technologies	2,255	85,645
Veeco Instruments [1]	14,230	408,970

		1,822,662

SOFTWARE - 2.2%
Mentor Graphics	9,730	257,164
Monotype Imaging Holdings	10,460	252,191

		509,355

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Silicon Graphics International [1]	22,260	144,022

Total (Cost $3,233,723)		4,074,106

MATERIALS – 5.9%
CHEMICALS - 3.6%
Innospec	3,057	137,688
Minerals Technologies	10,256	698,741

		836,429

METALS & MINING - 1.6%
Reliance Steel & Aluminum	5,930	358,646

PAPER & FOREST PRODUCTS - 0.7%
Schweitzer-Mauduit International	3,895	155,333

Total (Cost $852,560)		1,350,408

TOTAL COMMON STOCKS

(Cost $16,656,197)		21,319,590

REPURCHASE AGREEMENT– 7.4%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$1,709,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $1,747,300)

(Cost $1,709,000)		1,709,000

TOTAL INVESTMENTS – 100.2%

(Cost $18,365,197)		23,028,590

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(41,875)

NET ASSETS – 100.0%		$22,986,715

Royce Small-Cap Value Fund
Common Stocks – 99.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 29.5%
AUTO COMPONENTS - 3.8%
Dorman Products [1]	308,253	$14,691,338
Gentex Corporation	499,956	8,209,278
STRATTEC SECURITY	79,430	5,456,841

		28,357,457

HOUSEHOLD DURABLES - 0.6%
NVR [1]	3,478	4,660,520

MEDIA - 0.3%
Saga Communications Cl. A	62,557	2,367,782

SPECIALTY RETAIL - 17.8%
American Eagle Outfitters	644,486	11,098,049
Ascena Retail Group [1]	1,010,264	16,825,947
Buckle (The)	500,864	22,924,545
Cato Corporation (The) Cl. A	407,260	15,785,398
DSW Cl. A	396,855	13,243,051
GameStop Corporation Cl. A	261,807	11,247,229
Genesco [1]	334,814	22,107,769
†Shoe Carnival	420,897	12,147,087
Stein Mart	778,798	8,154,015

		133,533,090

TEXTILES, APPAREL & LUXURY GOODS - 7.0%
Deckers Outdoor [1]	259,585	18,682,333
G-III Apparel Group [1]	89,504	6,296,606
Movado Group	537,505	14,598,636
Steven Madden [1]	307,195	13,141,802
Vera Bradley [1]	9,153	103,154

		52,822,531

Total (Cost $180,981,832)		221,741,380

CONSUMER STAPLES – 2.6%
FOOD & STAPLES RETAILING - 0.2%
Village Super Market Cl. A	43,722	1,385,550

PERSONAL PRODUCTS - 2.4%
Nu Skin Enterprises Cl. A	382,618	18,032,787

Total (Cost $25,634,282)		19,418,337

ENERGY – 8.1%
ENERGY EQUIPMENT & SERVICES - 7.6%
Atwood Oceanics	584,728	15,460,208
Helmerich & Payne	146,899	10,344,628
Matrix Service [1]	882,925	16,139,869
Unit Corporation [1]	547,226	14,840,769

		56,785,474

OIL, GAS & CONSUMABLE FUELS - 0.5%
Cimarex Energy	36,435	4,019,145

Total (Cost $75,183,691)		60,804,619

FINANCIALS – 9.8%
BANKS - 2.4%
Ames National	121,148	3,040,815
City Holding Company	311,818	15,357,036

		18,397,851

CAPITAL MARKETS - 0.2%
Federated Investors Cl. B	48,026	1,608,391

INSURANCE - 3.6%
Allied World Assurance Company Holdings	55,623	2,404,026
Aspen Insurance Holdings	47,767	2,288,039
Reinsurance Group of America	232,335	22,041,622

		26,733,687

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE - 3.6%
Genworth MI Canada	830,900	$21,820,272
TrustCo Bank Corp. NY	702,148	4,936,100

		26,756,372

Total (Cost $56,334,617)		73,496,301

HEALTH CARE – 2.7%
HEALTH CARE PROVIDERS & SERVICES - 2.7%
Aceto Corporation	290,333	7,150,902
Chemed Corporation	48,179	6,316,267
MEDNAX [1]	95,128	7,049,936

Total (Cost $9,490,140)		20,517,105

INDUSTRIALS – 15.7%
COMMERCIAL SERVICES & SUPPLIES - 2.0%
UniFirst Corporation	134,685	15,064,517

CONSTRUCTION & ENGINEERING - 2.7%
MYR Group [1]	641,182	19,850,995

MACHINERY - 5.3%
Alamo Group	294,479	16,090,332
Federal Signal	970,824	14,474,986
Kennametal	149,493	5,100,701
Miller Industries	210,601	4,201,490

		39,867,509

ROAD & RAIL - 3.4%
Knight Transportation	58,062	1,552,578
†Saia [1]	408,845	16,063,520
†Werner Enterprises	313,600	8,232,000

		25,848,098

TRADING COMPANIES & DISTRIBUTORS - 2.3%
Applied Industrial Technologies	435,195	17,255,482

Total (Cost $112,162,390)		117,886,601

INFORMATION TECHNOLOGY – 25.8%
COMMUNICATIONS EQUIPMENT - 5.0%
Brocade Communications Systems	1,393,211	16,551,347
NETGEAR [1]	510,603	15,328,302
Plantronics	103,826	5,846,442
TESSCO Technologies	9,832	194,772

		37,920,863

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.1%
Benchmark Electronics [1]	863,286	18,802,369
Fabrinet [1]	1,184,754	22,190,442
PC Connection	876,748	21,690,746
Rofin-Sinar Technologies [1]	342,325	9,448,170
ScanSource [1]	299,432	11,396,382
Vishay Intertechnology	1,899,286	22,183,660

		105,711,769

IT SERVICES - 3.7%
Convergys Corporation	567,005	14,452,957
ManTech International Cl. A	476,468	13,817,572

		28,270,529

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
MKS Instruments	587,523	22,290,623

Total (Cost $177,105,991)		194,193,784

MATERIALS – 4.2%
CHEMICALS - 1.4%
Innospec	238,319	10,733,888

METALS & MINING - 1.2%
Reliance Steel & Aluminum	145,747	8,814,778

PAPER & FOREST PRODUCTS - 1.6%
Schweitzer-Mauduit International	305,000	12,163,400

Total (Cost $30,758,269)		31,712,066

MISCELLANEOUS[6] – 0.7%

Total (Cost $5,055,817)		5,129,698

TOTAL COMMON STOCKS

(Cost $672,707,029)		744,899,891

REPURCHASE AGREEMENT– 1.4%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$10,197,000 (collateralized by obligations of various U.S. Government Agencies, 2.625%
due 8/15/20, valued at $10,402,300)

(Cost $10,197,000)		10,197,000

TOTAL INVESTMENTS – 100.5%

(Cost $682,904,029)		755,096,891

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(3,732,875)

NET ASSETS – 100.0%		$751,364,016

66 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Smaller-Companies Growth Fund
Common Stocks – 94.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 21.7%
AUTO COMPONENTS - 3.0%
Dorman Products [1]	236,000	$11,247,760
Gentherm [1]	286,650	15,739,951

		26,987,711

HOTELS, RESTAURANTS & LEISURE - 1.9%
Buffalo Wild Wings [1]	61,900	9,699,111
Texas Roadhouse	181,000	6,774,830

		16,473,941

HOUSEHOLD DURABLES - 0.9%
iRobot Corporation [1,3]	171,000	5,451,480
†SodaStream International [1,3]	100,000	2,113,000

		7,564,480

MEDIA - 2.2%
IMAX Corporation [1]	273,000	10,993,710
Rentrak Corporation [1]	117,345	8,190,681

		19,184,391

SPECIALTY RETAIL - 7.5%
Boot Barn Holdings [1,3]	533,656	17,076,992
Container Store Group (The) [1,3]	1,569,077	26,470,329
Monro Muffler Brake	117,000	7,272,720
Tractor Supply	161,000	14,480,340
Zumiez [1]	47,800	1,272,914

		66,573,295

TEXTILES, APPAREL & LUXURY GOODS - 6.2%
Carter’s	221,300	23,524,190
Columbia Sportswear	257,000	15,538,220
Gildan Activewear	491,666	16,342,978

		55,405,388

Total (Cost $127,042,762)		192,189,206

CONSUMER STAPLES – 3.9%
FOOD & STAPLES RETAILING - 1.4%
Natural Grocers by Vitamin Cottage [1]	129,500	3,188,290
United Natural Foods [1]	143,617	9,145,531

		12,333,821

FOOD PRODUCTS - 2.5%
Snyder’s-Lance	300,000	9,681,000
SunOpta [1]	1,156,000	12,403,880

		22,084,880

PERSONAL PRODUCTS - 0.0%
Female Health [1]	81,000	145,800

Total (Cost $27,648,933)		34,564,501

ENERGY – 3.4%
ENERGY EQUIPMENT & SERVICES - 1.8%
Canadian Energy Services & Technology	956,000	5,510,969
Helmerich & Payne	14,000	985,880
Pason Systems	474,000	8,481,905
Unit Corporation [1]	29,200	791,904

		15,770,658

OIL, GAS & CONSUMABLE FUELS - 1.6%
Navigator Holdings [1]	456,000	8,636,640
Sprott Resource [1]	1,475,000	1,110,088
Triangle Petroleum [1,3]	1,008,600	5,063,172

		14,809,900

Total (Cost $41,646,186)		30,580,558

FINANCIALS – 10.9%
BANKS - 5.6%
Associated Banc-Corp	521,900	10,578,913
Columbia Banking System	287,500	9,355,250
Enterprise Financial Services	441,500	10,052,955
ServisFirst Bancshares	244,000	9,167,080
Umpqua Holdings	582,800	10,484,572

		49,638,770

CAPITAL MARKETS - 3.1%
Financial Engines	206,800	8,784,864
Northern Trust	167,000	12,768,820
Oaktree Capital Group LLC Cl. A	112,800	5,998,704

		27,552,388

DIVERSIFIED FINANCIAL SERVICES - 0.3%
PICO Holdings [1]	163,222	2,402,628

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Jones Lang LaSalle	91,000	15,561,000
Marcus & Millichap [1]	41,500	1,914,810

		17,475,810

Total (Cost $66,425,083)		97,069,596

HEALTH CARE – 19.0%
BIOTECHNOLOGY - 7.5%
Actelion	66,800	9,774,041
Anacor Pharmaceuticals [1]	159,500	12,350,085
†Dynavax Technologies [1,3]	207,000	4,848,975
Myriad Genetics [1,3]	462,240	15,711,538
Progenics Pharmaceuticals [1,3]	1,432,000	10,682,720
Zealand Pharma [1]	800,000	13,210,000

		66,577,359

HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
†AtriCure [1]	404,000	9,954,560
†Avinger [1,3]	311,000	4,015,010
Cerus Corporation [1,3]	1,629,500	8,457,105
Inogen [1]	251,755	11,228,273
†Masimo Corporation [1]	271,000	10,498,540

		44,153,488

HEALTH CARE PROVIDERS & SERVICES - 0.9%
AAC Holdings [1,3]	187,900	8,184,924

LIFE SCIENCES TOOLS & SERVICES - 2.1%
Cambrex Corporation [1]	424,500	18,652,530

PHARMACEUTICALS - 3.5%
Aerie Pharmaceuticals [1,3]	86,000	1,517,900
†BioDelivery Sciences International [1,3]	337,000	2,682,520
Intersect ENT [1]	325,000	9,304,750
Relypsa [1]	250,000	8,272,500
UCB	124,000	8,901,360

		30,679,030

Total (Cost $107,216,259)		168,247,331

INDUSTRIALS – 11.6%
BUILDING PRODUCTS - 0.9%
Apogee Enterprises	146,415	7,707,285

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Mobile Mini	432,500	18,182,300

CONSTRUCTION & ENGINEERING - 0.8%
†NV5 Holdings [1,3]	274,885	6,668,710

ELECTRICAL EQUIPMENT - 2.2%
Acuity Brands	85,095	15,315,398
Capstone Turbine [1,3]	3,035,000	1,246,475

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT (continued)
Hydrogenics Corporation [1,3]	302,295	$3,074,340

		19,636,213

MACHINERY - 5.7%
KUKA	151,900	12,653,507
Middleby Corporation [1]	89,000	9,988,470
Tennant Company	162,937	10,646,304
Wabtec Corporation	181,464	17,101,167

		50,389,448

Total (Cost $66,097,473)		102,583,956

INFORMATION TECHNOLOGY – 18.0%
COMMUNICATIONS EQUIPMENT - 1.4%
Infinera Corporation [1]	358,233	7,515,728
Sierra Wireless [1,3]	199,500	4,959,570

		12,475,298

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
FARO Technologies [1]	119,000	5,557,300
FLIR Systems	292,600	9,017,932
IPG Photonics [1]	114,444	9,747,768
Littelfuse	77,744	7,377,128
Mercury Systems [1]	1,101,749	16,129,605
Rogers Corporation [1]	54,893	3,630,623

		51,460,356

INTERNET SOFTWARE & SERVICES - 1.8%
HomeAway [1]	232,500	7,235,400
SPS Commerce [1]	133,600	8,790,880

		16,026,280

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Cavium [1]	134,000	9,220,540
†Integrated Device Technology [1]	644,000	13,974,800

		23,195,340

SOFTWARE - 5.3%
Absolute Software	1,295,200	9,322,537
Manhattan Associates [1]	165,000	9,842,250
Mobileye [1,3]	4,000	212,680
Paylocity Holding Corporation [1,3]	526,786	18,885,278
Qualys [1,3]	213,000	8,594,550

		46,857,295

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Immersion Corporation [1]	805,595	10,206,889

Total (Cost $97,792,733)		160,221,458

MATERIALS – 1.6%
METALS & MINING - 1.6%
Horsehead Holding Corporation [1,3]	492,853	5,776,237
Orocobre [1]	2,250,000	3,645,575
Worthington Industries	161,166	4,844,650

Total (Cost $12,012,457)		14,266,462

TELECOMMUNICATION SERVICES – 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
ORBCOMM [1]	1,844,000	12,447,000

Total (Cost $11,690,628)		12,447,000

MISCELLANEOUS[6] – 2.7%

Total (Cost $21,004,355)		23,715,674

TOTAL COMMON STOCKS

(Cost $578,576,869)		835,885,742

REPURCHASE AGREEMENT– 5.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$47,393,000 (collateralized by obligations of various U.S. Government Agencies, 2.625%
due 8/15/20, valued at $48,345,375)

(Cost $47,393,000)		$47,393,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 8.6%
U.S. Treasury Notes
1.50%-2.375%
due 2/28/19-8/15/24	$122,540	123,180
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)		75,672,358

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $75,795,538)		75,795,538

TOTAL INVESTMENTS – 108.1%

(Cost $701,765,407)		959,074,280

LIABILITIES LESS CASH AND OTHER ASSETS – (8.1)%		(71,517,030)

NET ASSETS – 100.0%		$887,557,250

68 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce 100 Fund
Common Stocks – 97.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.5%
AUTO COMPONENTS - 1.9%
Dorman Products [1]	15,230	$725,862
Drew Industries	16,886	979,726
Gentex Corporation	68,704	1,128,119

		2,833,707

AUTOMOBILES - 2.0%
Thor Industries	52,530	2,956,389

MEDIA - 1.0%
Morningstar	9,002	716,109
Wiley (John) & Sons Cl. A	14,370	781,297

		1,497,406

SPECIALTY RETAIL - 5.9%
Buckle (The)	103,090	4,718,429
Genesco [1]	60,800	4,014,624

		8,733,053

TEXTILES, APPAREL & LUXURY GOODS - 2.7%
†Deckers Outdoor [1]	18,930	1,362,392
Movado Group	96,030	2,608,175

		3,970,567

Total (Cost $19,886,233)		19,991,122

CONSUMER STAPLES – 2.3%
FOOD PRODUCTS - 2.3%
Cal-Maine Foods	50,020	2,611,044
Sanderson Farms	10,990	826,008

Total (Cost $2,225,535)		3,437,052

ENERGY – 6.7%
ENERGY EQUIPMENT & SERVICES - 6.7%
Helmerich & Payne	24,285	1,710,150
Oil States International [1]	28,000	1,042,440
Pason Systems	115,500	2,066,793
SEACOR Holdings [1]	19,205	1,362,403
TGS-NOPEC Geophysical	76,030	1,775,547
Unit Corporation [1]	71,390	1,936,097

Total (Cost $7,431,650)		9,893,430

FINANCIALS – 16.1%
CAPITAL MARKETS - 12.6%
Artisan Partners Asset Management Cl. A	76,780	3,567,199
Federated Investors Cl. B	76,240	2,553,278
Lazard Cl. A	64,590	3,632,541
SEI Investments	51,400	2,520,142
Silvercrest Asset Management Group Cl. A	118,250	1,662,595
Virtus Investment Partners	24,060	3,181,935
Westwood Holdings Group	26,010	1,549,416

		18,667,106

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Marcus & Millichap [1]	16,840	776,997

THRIFTS & MORTGAGE FINANCE - 3.0%
Genworth MI Canada	168,514	4,425,348

Total (Cost $19,600,557)		23,869,451

HEALTH CARE – 6.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Atrion Corporation	2,440	957,237

LIFE SCIENCES TOOLS & SERVICES - 5.2%
Bio-Rad Laboratories Cl. A [1]	23,230	3,498,670
Bio-Techne	35,170	3,463,190
PerkinElmer	13,630	717,483

		7,679,343

PHARMACEUTICALS - 0.7%
Lannett Company [1,3]	17,720	1,053,277

Total (Cost $6,924,435)		9,689,857

INDUSTRIALS – 24.3%
BUILDING PRODUCTS - 0.3%
Simpson Manufacturing	11,530	392,020

COMMERCIAL SERVICES & SUPPLIES - 2.6%
Ritchie Bros. Auctioneers	71,894	2,007,281
†Steelcase Cl. A	101,630	1,921,823

		3,929,104

ELECTRICAL EQUIPMENT - 0.0%
Global Power Equipment Group	1,393	10,809

MACHINERY - 13.9%
CIRCOR International	43,938	2,395,939
†Columbus McKinnon	99,300	2,482,500
†Federal Signal	78,580	1,171,628
Hyster-Yale Materials Handling Cl. A	15,080	1,044,742
John Bean Technologies	101,470	3,814,257
Kadant	34,260	1,617,072
Kennametal	33,710	1,150,185
Lydall [1]	53,760	1,589,146
RBC Bearings [1]	15,880	1,139,549
Sun Hydraulics	26,110	995,052
Valmont Industries	20,110	2,390,476
Wabtec Corporation	7,720	727,533

		20,518,079

PROFESSIONAL SERVICES - 4.3%
ICF International [1]	28,060	978,171
ManpowerGroup	41,286	3,690,143
Robert Half International	14,450	801,975
Towers Watson & Co. Cl. A	7,750	974,950

		6,445,239

ROAD & RAIL - 0.8%
†Saia [1]	30,030	1,179,879

TRADING COMPANIES & DISTRIBUTORS - 2.4%
Applied Industrial Technologies	28,450	1,128,043
MSC Industrial Direct Cl. A	34,090	2,378,459

		3,506,502

Total (Cost $27,242,787)		35,981,632

INFORMATION TECHNOLOGY – 20.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
Coherent [1]	15,350	974,418
Dolby Laboratories Cl. A	28,810	1,143,181
IPG Photonics [1]	10,250	873,044
Littelfuse	6,990	663,281
National Instruments	22,110	651,360
Orbotech [1]	60,670	1,261,936
Rofin-Sinar Technologies [1]	75,128	2,073,533

		7,640,753

INTERNET SOFTWARE & SERVICES - 1.5%
j2 Global	32,789	2,227,685

IT SERVICES - 2.0%
†Sykes Enterprises [1]	119,720	2,903,210

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.4%
Brooks Automation	65,690	$752,151
Cabot Microelectronics [1]	17,520	825,367
MKS Instruments	121,000	4,590,740
Nanometrics [1]	151,730	2,445,888
Veeco Instruments [1]	83,060	2,387,144

		11,001,290

SOFTWARE - 4.4%
ANSYS [1]	9,020	822,985
ePlus [1]	32,177	2,466,367
Mentor Graphics	61,710	1,630,995
Monotype Imaging Holdings	67,430	1,625,737

		6,546,084

Total (Cost $24,393,974)		30,319,022

MATERIALS – 7.0%
CHEMICALS - 4.3%
Innospec	15,500	698,120
†Minerals Technologies	64,430	4,389,616
Quaker Chemical	13,080	1,162,027

		6,249,763

METALS & MINING - 2.7%
Compass Minerals International	13,910	1,142,567
Haynes International	11,393	561,903
Reliance Steel & Aluminum	38,420	2,323,642

		4,028,112

Total (Cost $8,619,924)		10,277,875

MISCELLANEOUS[6] – 0.9%

Total (Cost $1,546,952)		1,390,005

TOTAL COMMON STOCKS

(Cost $117,872,047)		144,849,446

REPURCHASE AGREEMENT– 2.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$3,463,000 (collateralized by obligations of various U.S. Government Agencies, 2.625%
due 8/15/20, valued at $3,534,250)

(Cost $3,463,000)		3,463,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $1,034,978)		1,034,978

TOTAL INVESTMENTS – 100.9%

(Cost $122,370,025)		149,347,424

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(1,302,385)

NET ASSETS – 100.0%		$148,045,039

Royce Micro-Cap Discovery Fund
Common Stocks – 92.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.7%
AUTO COMPONENTS - 2.1%
†China Automotive Systems [1]	6,500	$54,730
Standard Motor Products	1,800	63,216

		117,946

DISTRIBUTORS - 0.5%
VOXX International Cl. A [1]	3,100	25,668

DIVERSIFIED CONSUMER SERVICES - 0.5%
Bridgepoint Education [1]	3,000	28,680

HOTELS, RESTAURANTS & LEISURE - 1.6%
Famous Dave’s of America [1]	1,600	32,080
Monarch Casino & Resort [1]	2,700	55,512

		87,592

HOUSEHOLD DURABLES - 3.1%
†Cavco Industries [1]	900	67,896
Flexsteel Industries	1,400	60,326
Hooker Furniture	1,800	45,198

		173,420

LEISURE PRODUCTS - 1.0%
Arctic Cat	743	24,675
Johnson Outdoors Cl. A	1,200	28,260

		52,935

MEDIA - 0.9%
Harte-Hanks	8,800	52,448

SPECIALTY RETAIL - 2.2%
Big 5 Sporting Goods	2,800	39,788
Haverty Furniture	2,800	60,536
Stage Stores	1,400	24,542

		124,866

TEXTILES, APPAREL & LUXURY GOODS - 2.8%
Culp	3,400	105,400
Perry Ellis International [1]	2,100	49,917

		155,317

Total (Cost $753,983)		818,872

CONSUMER STAPLES – 5.2%
FOOD & STAPLES RETAILING - 2.6%
Village Super Market Cl. A	4,500	142,605

FOOD PRODUCTS - 2.6%
John B. Sanfilippo & Son	1,300	67,470
SunOpta [1]	7,500	80,475

		147,945

Total (Cost $253,700)		290,550

ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 1.4%
Gulf Island Fabrication	2,000	22,340
Matrix Service [1]	1,300	23,764
Tesco Corporation	2,900	31,610

		77,714

OIL, GAS & CONSUMABLE FUELS - 2.4%
Pacific Ethanol [1]	3,900	40,248
REX American Resources [1]	900	57,276
TransGlobe Energy	9,000	35,910

		133,434

Total (Cost $284,340)		211,148

FINANCIALS – 7.3%
CAPITAL MARKETS - 0.6%
Oppenheimer Holdings Cl. A	1,200	31,536

70 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CONSUMER FINANCE - 1.7%
Regional Management [1]	3,400	$60,724
World Acceptance [1]	600	36,906

		97,630

INSURANCE - 5.0%
Employers Holdings	2,100	47,838
Hallmark Financial Services [1]	2,800	31,864
Infinity Property & Casualty	600	45,504
Investors Title Company	800	56,712
United Fire Group	1,400	45,864
Universal Insurance Holdings	2,000	48,400

		276,182

Total (Cost $364,316)		405,348

HEALTH CARE – 17.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 11.1%
Atrion Corporation	200	78,462
CryoLife	4,500	50,760
Cynosure Cl. A [1]	600	23,148
Exactech [1]	3,800	79,154
Invacare Corporation	5,500	118,965
†LeMaitre Vascular	3,600	43,416
Meridian Bioscience	3,400	63,376
Merit Medical Systems [1]	2,000	43,080
Utah Medical Products	2,000	119,260

		619,621

HEALTH CARE PROVIDERS & SERVICES - 1.8%
†IPC Healthcare [1]	1,000	55,390
LHC Group [1]	1,100	42,075

		97,465

HEALTH CARE TECHNOLOGY - 0.8%
†Quality Systems	2,800	46,396

LIFE SCIENCES TOOLS & SERVICES - 2.6%
Affymetrix [1]	4,000	43,680
Harvard Bioscience [1]	8,100	46,170
†Luminex Corporation [1]	3,200	55,232

		145,082

PHARMACEUTICALS - 0.9%
†Cumberland Pharmaceuticals [1]	7,000	50,050

Total (Cost $849,213)		958,614

INDUSTRIALS – 12.1%
CONSTRUCTION & ENGINEERING - 3.0%
Aegion Corporation [1]	2,200	41,668
MYR Group [1]	4,000	123,840

		165,508

ELECTRICAL EQUIPMENT - 1.1%
SL Industries [1]	1,500	57,915

MACHINERY - 2.8%
Lydall [1]	1,300	38,428
Miller Industries	5,920	118,104

		156,532

PROFESSIONAL SERVICES - 3.5%
CDI Corporation	3,500	45,500
GP Strategies [1]	1,300	43,212
Heidrick & Struggles International	2,400	62,592
Resources Connection	2,800	45,052

		196,356

TRADING COMPANIES & DISTRIBUTORS - 1.7%
CAI International [1]	2,000	41,180
Willis Lease Finance [1]	3,000	55,110

		96,290

Total (Cost $592,564)		672,601

INFORMATION TECHNOLOGY – 18.4%
COMMUNICATIONS EQUIPMENT - 4.4%
Comtech Telecommunications	2,800	81,340
Digi International [1]	3,700	35,335
Harmonic [1]	4,300	29,369
PCTEL	6,300	45,234
TESSCO Technologies	2,600	51,506

		242,784

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.9%
†Checkpoint Systems	5,300	53,954
CTS Corporation	3,400	65,518
Daktronics	5,300	62,858
PC Connection	3,400	84,116
Vishay Precision Group [1]	4,200	63,252

		329,698

INTERNET SOFTWARE & SERVICES - 1.4%
DHI Group [1]	3,200	28,448
Liquidity Services [1]	5,000	48,150

		76,598

IT SERVICES - 1.5%
Computer Task Group	10,700	82,604

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Alpha & Omega Semiconductor [1]	5,900	51,566
Kulicke & Soffa Industries [1]	4,600	53,866
Ultra Clean Holdings [1]	8,000	49,840

		155,272

SOFTWARE - 2.4%
American Software Cl. A	5,342	50,749
EnerNOC [1]	3,700	35,890
†Epiq Systems	2,800	47,264

		133,903

Total (Cost $1,087,657)		1,020,859

MATERIALS – 9.3%
CHEMICALS - 3.5%
Chase Corporation	800	31,800
FutureFuel Corporation	4,900	63,063
KMG Chemicals	900	22,896
Trecora Resources [1]	5,300	80,030

		197,789

CONTAINERS & PACKAGING - 1.5%
UFP Technologies [1]	3,940	82,425

METALS & MINING - 4.3%
†Century Aluminum [1]	4,300	44,849
Haynes International	1,400	69,048
Materion Corporation	1,100	38,775
†Schnitzer Steel Industries Cl. A	3,200	55,904
Universal Stainless & Alloy Products [1]	1,500	29,475

		238,051

Total (Cost $482,939)		518,265

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

VALUE

MISCELLANEOUS[6] – 4.4%

Total (Cost $269,655)	$243,180

TOTAL COMMON STOCKS

(Cost $4,938,367)	5,139,437

REPURCHASE AGREEMENT– 7.9%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $442,000 (collateralized by obligations of various U.S. Government Agencies, 1.875% due 6/30/20, valued at $454,500)

(Cost $442,000)	442,000

TOTAL INVESTMENTS – 100.3%

(Cost $5,380,367)	5,581,437

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%	(16,950)

NET ASSETS – 100.0%	$5,564,487

Royce Dividend Value Fund
Common Stocks – 95.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.4%
AUTO COMPONENTS - 2.0%
Autoliv	28,600	$3,339,050
Gentex Corporation	182,896	3,003,153
Nokian Renkaat	35,000	1,096,845
Selamat Sempurna	1,382,400	478,513
STRATTEC SECURITY	8,029	551,592

		8,469,153

AUTOMOBILES - 0.2%
Thor Industries	16,740	942,127

HOTELS, RESTAURANTS & LEISURE - 0.2%
Abu Dhabi National Hotels	642,000	506,902
MTY Food Group	9,500	251,913

		758,815

HOUSEHOLD DURABLES - 0.3%
Forbo Holding	50	59,469
Hunter Douglas	27,600	1,230,640

		1,290,109

MEDIA - 0.4%
Media Chinese International	322,600	51,729
Media Prima	155,000	59,979
Pico Far East Holdings	1,014,100	324,447
Saga Communications Cl. A	21,966	831,413
T4F Entretenimento [1]	134,800	158,251
Television Broadcasts	26,600	157,681

		1,583,500

MULTILINE RETAIL - 0.1%
New World Department Store China	667,000	178,978
Parkson Retail Asia	268,000	94,517

		273,495

SPECIALTY RETAIL - 7.3%
American Eagle Outfitters	167,000	2,875,740
Ascena Retail Group [1]	144,484	2,406,381
Buckle (The)	94,779	4,338,035
Cato Corporation (The) Cl. A	73,910	2,864,752
DSW Cl. A	77,749	2,594,484
Fielmann	6,400	435,023
GameStop Corporation Cl. A	96,430	4,142,633
Genesco [1]	61,949	4,090,492
Lewis Group	196,000	1,588,331
Luk Fook Holdings (International)	472,200	1,391,950
Oriental Watch Holdings	807,800	137,559
Shoe Carnival	72,668	2,097,199
Stein Mart	104,396	1,093,026
USS	70,000	1,264,044

		31,319,649

TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Huvis Corporation	19,700	191,622
Le Saunda Holdings	346,100	166,988
Luen Thai Holdings	627,200	136,743
Movado Group	40,100	1,089,116
Stella International Holdings	100,000	238,662
Steven Madden [1]	41,608	1,779,990
Vera Bradley [1]	38,240	430,965

		4,034,086

Total (Cost $41,414,054)		48,670,934

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.0%
Compania Cervecerias Unidas ADR	10,500	222,390

72 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD & STAPLES RETAILING - 0.5%
FamilyMart	6,000	$276,014
Village Super Market Cl. A	55,167	1,748,242

		2,024,256

FOOD PRODUCTS - 1.1%
Hormel Foods	56,000	3,156,720
Industrias Bachoco ADR	6,100	330,071
J&J Snack Foods	10,300	1,139,901

		4,626,692

PERSONAL PRODUCTS - 0.9%
Nu Skin Enterprises Cl. A	83,745	3,946,902

Total (Cost $9,383,559)		10,820,240

ENERGY – 4.1%
ENERGY EQUIPMENT & SERVICES - 3.5%
Atwood Oceanics	61,400	1,623,416
Helmerich & Payne	69,854	4,919,119
Oil States International [1]	21,700	807,891
Pason Systems	44,000	787,350
TGS-NOPEC Geophysical	100,900	2,356,343
Tidewater	76,500	1,738,845
Total Energy Services	9,379	114,515
Transocean	175,000	2,821,000

		15,168,479

OIL, GAS & CONSUMABLE FUELS - 0.6%
Cimarex Energy	8,500	937,635
Gaztransport Et Technigaz	22,700	1,435,924

		2,373,559

Total (Cost $24,068,031)		17,542,038

FINANCIALS – 25.7%
BANKS - 2.1%
Ames National	33,739	846,849
BLOM Bank GDR	63,000	630,000
BOK Financial	22,114	1,538,692
Camden National	15,422	596,832
City Holding Company	47,901	2,359,124
First Republic Bank	44,700	2,817,441
National Bankshares	3,200	93,632

		8,882,570

CAPITAL MARKETS - 16.2%
Alaris Royalty	33,000	805,580
AllianceBernstein Holding L.P.	123,500	3,646,955
Apollo Global Management LLC Cl. A	157,300	3,484,195
ARA Asset Management	1,108,200	1,439,915
Artisan Partners Asset Management Cl. A	84,600	3,930,516
Ashmore Group	424,250	1,927,815
Aurelius	6,400	273,593
CETIP - Mercados Organizados	202,000	2,214,197
Close Brothers Group	18,000	432,157
Coronation Fund Managers	266,000	1,801,830
Diamond Hill Investment Group	25,900	5,171,194
Federated Investors Cl. B	119,000	3,985,310
GCA Savvian	11,400	141,586
Gluskin Sheff + Associates	51,700	1,038,967
GMP Capital	296,000	1,215,757
Invesco	39,800	1,492,102
Investec	20,000	179,751
Jupiter Fund Management	509,500	3,568,059
KKR & Co. L.P.	200,258	4,575,895
Oaktree Capital Group LLC Cl. A	32,900	1,749,622
Och-Ziff Capital Management Group LLC Cl. A	108,100	1,320,982
SEI Investments	116,700	5,721,801
Sprott	735,700	1,454,907
State Street	55,900	4,304,300
Value Partners Group	2,527,200	3,990,547
VZ Holding	10,800	2,599,070
Waddell & Reed Financial Cl. A	61,105	2,890,878
Westwood Holdings Group	62,473	3,721,517

		69,078,998

DIVERSIFIED FINANCIAL SERVICES - 1.4%
Bolsa Mexicana de Valores	1,443,000	2,497,191
Hellenic Exchanges - Athens Stock Exchange	158,000	817,318
Singapore Exchange	140,000	813,899
Warsaw Stock Exchange	135,400	1,704,744

		5,833,152

INSURANCE - 4.5%
Allied World Assurance Company Holdings	18,194	786,345
Cincinnati Financial	43,500	2,182,830
E-L Financial	4,400	2,309,753
Erie Indemnity Cl. A	24,200	1,986,094
Marsh & McLennan	68,400	3,878,280
Reinsurance Group of America	49,955	4,739,231
Symetra Financial	144,100	3,482,897

		19,365,430

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Brasil Brokers Participacoes	69,200	47,853
E-House (China) Holdings ADR	19,200	129,024
Relo Holdings	2,300	227,397
Sun Frontier Fudousan	10,000	81,056

		485,330

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	156,848	4,118,986
TrustCo Bank Corp. NY	301,560	2,119,967

		6,238,953

Total (Cost $79,087,606)		109,884,433

HEALTH CARE – 4.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
Atrion Corporation	10,500	4,119,255
DENTSPLY International	73,600	3,794,080

		7,913,335

HEALTH CARE PROVIDERS & SERVICES - 1.4%
Aceto Corporation	11,000	270,930
Chemed Corporation	6,408	840,089
MEDNAX [1]	10,700	792,977
Owens & Minor	120,100	4,083,400

		5,987,396

HEALTH CARE TECHNOLOGY - 0.1%
CompuGroup Medical	7,300	255,424
EMIS Group	9,000	130,382

		385,806

PHARMACEUTICALS - 0.7%
Recordati	82,300	1,725,857
Santen Pharmaceutical	104,000	1,472,664

		3,198,521

Total (Cost $11,608,608)		17,485,058

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS – 22.2%
AEROSPACE & DEFENSE - 1.0%
American Science and Engineering	46,145	$2,021,613
HEICO Corporation Cl. A	36,132	1,834,422
Magellan Aerospace	25,700	351,034

		4,207,069

AIR FREIGHT & LOGISTICS - 1.8%
C. H. Robinson Worldwide	33,500	2,090,065
Expeditors International of Washington	124,600	5,744,683

		7,834,748

BUILDING PRODUCTS - 0.7%
AAON	58,187	1,310,371
Geberit	1,000	333,387
TOTO	74,000	1,333,856

		2,977,614

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Cintas Corporation	41,100	3,476,649
Collection House	62,514	107,559
Itoki Corporation	47,100	269,011
Kaba Holding	2,100	1,249,960
MSA Safety	35,000	1,697,850
Ritchie Bros. Auctioneers	90,092	2,515,368
Societe BIC	6,600	1,052,195
UniFirst Corporation	12,155	1,359,537

		11,728,129

CONSTRUCTION & ENGINEERING - 0.6%
KBR	136,900	2,666,812

ELECTRICAL EQUIPMENT - 2.2%
AZZ	53,700	2,781,660
Hubbell Cl. B	36,400	3,941,392
Regal Beloit	30,200	2,192,218
Zumtobel Group	8,700	258,532

		9,173,802

MACHINERY - 8.1%
Alamo Group	38,309	2,093,204
CB Industrial Product Holding	258,200	136,867
China Metal International Holdings	352,000	113,980
CLARCOR	59,800	3,721,952
Donaldson Company	88,300	3,161,140
Federal Signal	66,400	990,024
Flowserve Corporation	20,100	1,058,466
Freund Corporation	11,700	141,392
Graco	52,100	3,700,663
IDEX Corporation	37,300	2,931,034
John Bean Technologies	81,556	3,065,690
Kennametal	32,314	1,102,554
Lincoln Electric Holdings	30,050	1,829,744
Lindsay Corporation	27,500	2,417,525
Luxfer Holdings ADR	6,000	78,000
Miller Industries	41,314	824,214
Nitto Kohki	5,800	131,369
Obara Group	5,400	290,330
Pfeiffer Vacuum Technology	13,500	1,202,833
Spirax-Sarco Engineering	33,892	1,806,868
Tennant Company	18,400	1,202,256
Valmont Industries	20,600	2,448,722
Zuiko Corporation	5,800	199,992

		34,648,819

MARINE - 0.7%
Clarkson	67,400	2,898,545

PROFESSIONAL SERVICES - 1.7%
ManpowerGroup	41,700	3,727,146
Towers Watson & Co. Cl. A	29,000	3,648,200

		7,375,346

ROAD & RAIL - 1.7%
Amerco	10,442	3,413,594
Globaltrans Investment GDR [1]	10,400	49,400
Knight Transportation	2,300	61,502
Landstar System	55,400	3,704,598

		7,229,094

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Applied Industrial Technologies	102,427	4,061,230
Brammer	41,000	198,901

		4,260,131

Total (Cost $65,617,072)		95,000,109

INFORMATION TECHNOLOGY – 12.0%
COMMUNICATIONS EQUIPMENT - 1.0%
Brocade Communications Systems	242,306	2,878,595
Plantronics	18,308	1,030,923
TESSCO Technologies	25,949	514,050

		4,423,568

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.7%
Amphenol Corporation Cl. A	52,600	3,049,222
AVX Corporation	142,300	1,915,358
FLIR Systems	149,700	4,613,754
Littelfuse	30,263	2,871,656
MTS Systems	42,193	2,909,208
National Instruments	123,500	3,638,310
Vaisala Cl. A	48,000	1,257,550
Vishay Intertechnology	344,288	4,021,284

		24,276,342

IT SERVICES - 2.6%
Broadridge Financial Solutions	55,200	2,760,552
Calian Technologies	23,296	345,057
Convergys Corporation	75,315	1,919,779
eClerx Services	116,700	2,745,236
ManTech International Cl. A	9,036	262,044
Metrofile Holdings	1,987,700	741,752
Western Union	119,700	2,433,501

		11,207,921

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Eugene Technology	11,665	167,323
MKS Instruments	69,608	2,640,927

		2,808,250

SOFTWARE - 1.0%
Computer Modelling Group	140,000	1,419,055
Lectra	16,500	235,456
Silverlake Axis	105,360	76,662
SimCorp	14,000	557,540
Totvs	150,000	1,881,574

		4,170,287

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Diebold	127,000	4,445,000

Total (Cost $41,258,830)		51,331,368

MATERIALS – 9.6%
CHEMICALS - 2.0%
Balchem Corporation	25,050	1,395,786

74 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
Fujimori Kogyo	2,900	$87,674
Innospec	23,400	1,053,936
Quaker Chemical	26,800	2,380,912
Stepan Company	60,600	3,279,066
Victrex	7,500	227,438

		8,424,812

CONTAINERS & PACKAGING - 1.8%
AptarGroup	68,600	4,374,622
Greif Cl. A	92,700	3,323,295

		7,697,917

METALS & MINING - 5.4%
Allegheny Technologies	106,900	3,228,380
Carpenter Technology	92,400	3,574,032
Compass Minerals International	38,100	3,129,534
Franco-Nevada Corporation	42,000	2,001,300
Randgold Resources ADR	20,000	1,339,000
Reliance Steel & Aluminum	93,906	5,679,435
Royal Gold	19,900	1,225,641
Worthington Industries	97,900	2,942,874

		23,120,196

PAPER & FOREST PRODUCTS - 0.4%
Schweitzer-Mauduit International	36,400	1,451,632
Stella-Jones	3,840	127,652

		1,579,284

Total (Cost $38,935,220)		40,822,209

TELECOMMUNICATION SERVICES – 1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Inmarsat	105,000	1,510,403

WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Telephone and Data Systems	91,500	2,690,100

Total (Cost $3,264,045)		4,200,503

UTILITIES – 0.7%
WATER UTILITIES - 0.7%
Aqua America	116,400	2,850,636

Total (Cost $2,797,782)		2,850,636

MISCELLANEOUS[6] – 1.9%

Total (Cost $8,205,265)		8,001,112

TOTAL COMMON STOCKS

(Cost $325,640,072)		406,608,640

REPURCHASE AGREEMENT– 3.8%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$16,497,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $16,831,650)

(Cost $16,497,000)		16,497,000

TOTAL INVESTMENTS – 99.0%

(Cost $342,137,072)		423,105,640

CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%		4,130,297

NET ASSETS – 100.0%		$427,235,937

Royce Micro-Cap Opportunity Fund
Common Stocks – 98.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.9%
AUTO COMPONENTS - 1.2%
Shiloh Industries [1]	19,200	$248,640

AUTOMOBILES - 1.6%
†Winnebago Industries	15,000	353,850

HOTELS, RESTAURANTS & LEISURE - 0.7%
Belmond Cl. A [1]	12,000	149,880

HOUSEHOLD DURABLES - 8.4%
†Beazer Homes USA [1]	18,500	369,075
Dixie Group [1]	31,000	325,500
Installed Building Products [1]	17,800	435,744
M.D.C. Holdings	9,000	269,730
New Home [1]	23,000	396,290

		1,796,339

MEDIA - 0.9%
Ballantyne Strong [1]	25,000	117,250
McClatchy Company (The) Cl. A [1]	80,000	86,400

		203,650

SPECIALTY RETAIL - 4.9%
bebe stores	69,450	138,900
Guess?	11,200	214,704
TravelCenters of America LLC [1]	17,000	252,450
Zumiez [1]	16,800	447,384

		1,053,438

TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Quiksilver [1]	67,700	44,872

Total (Cost $3,936,209)		3,850,669

CONSUMER STAPLES – 1.7%
FOOD PRODUCTS - 1.7%
Landec Corporation [1]	25,500	367,965

Total (Cost $323,537)		367,965

ENERGY – 2.0%
ENERGY EQUIPMENT & SERVICES - 1.3%
Basic Energy Services [1]	24,000	181,200
Key Energy Services [1]	56,000	100,800

		282,000

OIL, GAS & CONSUMABLE FUELS - 0.7%
Pengrowth Energy	60,000	149,400

Total (Cost $644,828)		431,400

FINANCIALS – 1.7%
BANKS - 1.2%
TriState Capital Holdings [1]	19,641	253,958

INSURANCE - 0.5%
James River Group Holdings	2,000	51,740
MBIA [1]	9,000	54,090

		105,830

Total (Cost $389,493)		359,788

HEALTH CARE – 9.9%
BIOTECHNOLOGY - 1.0%
CareDx [1]	31,049	201,818

HEALTH CARE EQUIPMENT & SUPPLIES - 7.7%
Accuray [1]	48,000	323,520
Exactech [1]	10,649	221,819
†Invacare Corporation	18,000	389,340
OraSure Technologies [1]	47,000	253,330
Trinity Biotech ADR Cl. A	26,000	469,560

		1,657,569

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 1.2%
†Civitas Solutions [1]	12,200	$260,226

Total (Cost $2,117,364)		2,119,613

INDUSTRIALS – 13.0%
AEROSPACE & DEFENSE - 1.2%
Kratos Defense & Security Solutions [1]	40,000	252,000

AIR FREIGHT & LOGISTICS - 1.3%
Atlas Air Worldwide Holdings [1]	5,000	274,800

BUILDING PRODUCTS - 1.7%
Builders FirstSource [1]	28,000	359,520

CONSTRUCTION & ENGINEERING - 0.6%
Northwest Pipe [1]	6,200	126,294

ELECTRICAL EQUIPMENT - 6.2%
†Encore Wire	5,200	230,308
General Cable	29,000	572,170
†Power Solutions International [1]	9,700	523,994

		1,326,472

MACHINERY - 0.6%
Mueller Water Products Cl. A	15,000	136,500

MARINE - 0.3%
Baltic Trading	50,000	80,000

ROAD & RAIL - 1.1%
Covenant Transport Group Cl. A [1]	10,000	250,600

Total (Cost $2,685,424)		2,806,186

INFORMATION TECHNOLOGY – 40.4%
COMMUNICATIONS EQUIPMENT - 5.6%
Aerohive Networks [1]	60,000	418,800
†Applied Optoelectronics [1]	31,000	538,160
Oclaro [1]	112,500	254,250

		1,211,210

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.4%
II-VI [1]	13,500	256,230
Newport Corporation [1]	19,000	360,240
†Planar Systems [1]	54,000	235,440
†TTM Technologies [1]	30,500	304,695

		1,156,605

INTERNET SOFTWARE & SERVICES - 12.9%
Amber Road [1]	49,000	343,980
†Angie’s List [1]	48,000	295,680
Carbonite [1]	37,000	436,970
EarthLink Holdings	65,000	486,850
Limelight Networks [1]	106,000	417,640
†MINDBODY Cl. A [1]	28,000	387,240
Monster Worldwide [1]	26,500	173,310
†Tremor Video [1]	77,452	225,386

		2,767,056

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.5%
†Amtech Systems [1]	21,652	224,964
Brooks Automation	8,503	97,359
Exar Corporation [1]	51,000	498,780
Inphi Corporation [1]	16,000	365,760
Kopin Corporation [1]	55,000	189,750
Mattson Technology [1]	100,000	335,000
NeoPhotonics Corporation [1]	7,766	70,904
OmniVision Technologies [1]	8,000	209,560
Rudolph Technologies [1]	19,903	239,035
SunEdison Semiconductor [1]	14,014	242,022

		2,473,134

SOFTWARE - 5.0%
A10 Networks [1]	60,000	386,400
†Datawatch Corporation [1]	38,000	265,240
†Tangoe [1]	33,735	424,386

		1,076,026

Total (Cost $7,915,238)		8,684,031

MATERIALS – 6.3%
CHEMICALS - 1.0%
Kraton Performance Polymers [1]	9,000	214,920

CONSTRUCTION MATERIALS - 2.4%
U.S. Concrete [1]	13,500	511,515

METALS & MINING - 2.9%
Century Aluminum [1]	18,800	196,084
Haynes International	8,000	394,560
Noranda Aluminum Holding Corporation	56,700	48,195

		638,839

Total (Cost $1,365,799)		1,365,274

TELECOMMUNICATION SERVICES – 1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
Iridium Communications [1]	27,500	249,975

Total (Cost $262,996)		249,975

MISCELLANEOUS[6] – 4.0%

Total (Cost $915,530)		850,991

TOTAL COMMON STOCKS

(Cost $20,556,418)		21,085,892

REPURCHASE AGREEMENT– 1.6%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $330,000 (collateralized by obligations of various U.S. Government Agencies, 1.875% due 6/30/20, valued at $338,350)

(Cost $330,000)		330,000

TOTAL INVESTMENTS – 99.7%

(Cost $20,886,418)		21,415,892

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		72,329

NET ASSETS – 100.0%		$21,488,221

76 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Special Equity Multi-Cap Fund
Common Stocks – 95.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 33.4%
AUTO COMPONENTS - 5.6%
Lear Corporation	130,000	$14,593,800

DISTRIBUTORS - 3.3%
Genuine Parts	95,000	8,505,350

MEDIA - 8.7%
Scripps Networks Interactive Cl. A	160,000	10,459,200
Viacom Cl. B	185,000	11,958,400

		22,417,600

MULTILINE RETAIL - 5.5%
Nordstrom	190,000	14,155,000

SPECIALTY RETAIL - 10.3%
Bed Bath & Beyond [1]	200,000	13,796,000
Gap (The)	340,000	12,977,800

		26,773,800

Total (Cost $76,575,870)		86,445,550

FINANCIALS – 9.5%
CAPITAL MARKETS - 9.5%
Franklin Resources	245,000	12,012,350
T. Rowe Price Group	160,000	12,436,800

Total (Cost $25,374,815)		24,449,150

INDUSTRIALS – 26.4%
AEROSPACE & DEFENSE - 1.9%
Raytheon Company	52,700	5,042,336

ELECTRICAL EQUIPMENT - 6.3%
Emerson Electric	245,000	13,580,350
†Rockwell Automation	21,000	2,617,440

		16,197,790

INDUSTRIAL CONGLOMERATES - 1.3%
3M	21,500	3,317,450

MACHINERY - 9.7%
Dover Corporation	110,000	7,719,800
Illinois Tool Works	69,500	6,379,405
†Lincoln Electric Holdings	31,000	1,887,590
Parker Hannifin	77,000	8,957,410

		24,944,205

PROFESSIONAL SERVICES - 6.2%
ManpowerGroup	180,000	16,088,400

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Grainger (W.W.)	11,200	2,650,480

Total (Cost $58,051,770)		68,240,661

INFORMATION TECHNOLOGY – 23.8%
COMMUNICATIONS EQUIPMENT - 5.3%
Cisco Systems	500,000	13,730,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.4%
Avnet	88,000	3,617,680

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Intel Corporation	240,000	7,299,600

SOFTWARE - 9.5%
Microsoft Corporation	285,000	12,582,750
Symantec Corporation	510,000	11,857,500

		24,440,250

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.8%
Apple	99,800	12,517,415

Total (Cost $50,800,297)		61,604,945

MATERIALS – 2.0%
METALS & MINING - 2.0%
†Nucor Corporation	115,000	5,068,050

Total (Cost $5,344,776)		5,068,050

TOTAL COMMON STOCKS

(Cost $216,147,528)		245,808,356

REPURCHASE AGREEMENT– 4.9%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$12,660,000 (collateralized by obligations of various U.S. Government Agencies, 2.625%
due 8/15/20, valued at $12,913,200)

(Cost $12,660,000)		12,660,000

TOTAL INVESTMENTS – 100.0%

(Cost $228,807,528)		258,468,356

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(117,889)

NET ASSETS – 100.0%		$258,350,467

†	New additions in 2015.
[1]	Non-income producing.
[2]	At June 30, 2015, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
[3]	All or a portion of these securities were on loan at June 30, 2015.
[4]
Securities for which market quotations are not readily available represent 0.0%, 0.3% and 0.0% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[6]	Includes securities first acquired in 2015 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2015, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 77

Statements of Assets and Liabilities

	Royce
	Pennsylvania	Royce Micro-Cap	Royce Premier	Royce Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$4,340,872,624	$395,818,595	$3,702,925,638	$507,916,740

Affiliated Companies	121,540,009	–	365,811,736	2,982,191

Repurchase agreements (at cost and value)	125,906,000	13,158,000	352,403,000	39,523,000

Cash and foreign currency	716	22,467	451	437

Receivable for investments sold	84,178,567	3,388,725	21,720,098	5,842,242

Receivable for capital shares sold	1,830,856	110,958	2,509,120	153,373

Receivable for dividends and interest	2,381,507	445,487	4,263,006	233,505

Prepaid expenses and other assets	2,369,490	1,428	54,056	433

Total Assets	4,679,079,769	412,945,660	4,449,687,105	556,651,921

LIABILITIES:
Payable for collateral on loaned securities	27,188,580	12,625,181	44,759,784	16,161,325

Payable for investments purchased	146,953,182	3,289,644	1,878,983	1,108,267

Payable for capital shares redeemed	14,798,205	424,779	13,121,946	605,436

Payable for investment advisory fees	2,887,058	420,004	3,601,816	459,918

Payable for trustees’ fees	87,944	10,871	88,668	17,000

Accrued expenses	2,761,062	387,335	3,005,106	1,016,861

Total Liabilities	194,676,031	17,157,814	66,456,303	19,368,807

Net Assets	$4,484,403,738	$395,787,846	$4,383,230,802	$537,283,114

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,472,152,451	$276,587,800	$2,122,087,140	$393,462,796

Undistributed net investment income (loss)	7,316,378	482,333	17,228,554	(431,438)

Accumulated net realized gain (loss) on investments and foreign currency	617,252,035	64,565,606	402,459,309	60,554,597

Net unrealized appreciation (depreciation) on investments and foreign currency	1,387,682,874	54,152,107	1,841,455,799	83,697,159

Net Assets	$4,484,403,738	$395,787,846	$4,383,230,802	$537,283,114

Investment Class	$2,940,218,991	$302,866,325	$3,333,630,412	$41,378,525

Service Class	201,945,866	34,170,715	101,779,997	433,396,711

Consultant Class	600,924,389	58,750,806	50,828,230

Institutional Class	703,284,081		498,654,080	59,245,722

W Class			370,597,456

R Class	29,171,200		23,018,264	1,365,383

K Class	8,859,211		4,722,363	1,896,773

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	226,043,818	21,217,306	166,242,807	4,254,207

Service Class	15,603,341	2,429,498	5,186,431	44,629,610

Consultant Class	54,076,467	4,895,149	2,938,476

Institutional Class	53,940,099		24,609,219	6,089,661

W Class			18,438,491

R Class	2,338,653		1,206,593	146,655

K Class	785,543		808,528	625,826

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.01	$14.27	$20.05	$9.73

Service Class[1]	12.94	14.06	19.62	9.71

Consultant Class[2]	11.11	12.00	17.30

Institutional Class[3]	13.04		20.26	9.73

W Class[3]			20.10

R Class[3]	12.47		19.08	9.31

K Class[3]	11.28		5.84	3.03

Investments at identified cost	$3,074,755,580	$341,642,900	$2,227,101,798	$427,201,601

Market value of loaned securities	23,302,461	12,121,274	44,420,001	15,789,510

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

78 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

	Royce Total Return	Royce Heritage	Royce Opportunity	Royce Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$3,862,813,563	$294,236,036	$2,005,874,028	$1,125,962,308

Affiliated Companies	70,403,301	–	45,092,559	871,488,763

Repurchase agreements (at cost and value)	68,412,000	49,361,000	72,563,000	198,730,000

Cash and foreign currency	1,594,454	8,850	914	11

Receivable for investments sold	5,110,255	169,528	12,233,318	21,986,734

Receivable for capital shares sold	2,713,022	25,384	960,215	1,701,173

Receivable for dividends and interest	4,276,436	211,624	848,817	858,978

Prepaid expenses and other assets	54,361	4,570	28,291	36,825

Total Assets	4,015,377,392	344,016,992	2,137,601,142	2,220,764,792

LIABILITIES:
Payable for collateral on loaned securities	12,246,783	–	117,857,298	–

Payable for investments purchased	9,220,368	903,097	5,437,903	2,137,269

Payable for capital shares redeemed	7,393,219	277,619	2,411,352	65,450,295

Payable for investment advisory fees	3,269,595	286,195	1,698,715	1,928,113

Payable for trustees’ fees	63,910	3,973	29,916	41,810

Accrued expenses	2,088,930	145,892	632,508	1,001,234

Total Liabilities	34,282,805	1,616,776	128,067,692	70,558,721

Net Assets	$3,981,094,587	$342,400,216	$2,009,533,450	$2,150,206,071

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,309,258,523	$276,718,412	$1,639,271,692	$1,402,626,308

Undistributed net investment income (loss)	(1,883,887)	1,550,907	(3,518,704)	13,455,352

Accumulated net realized gain (loss) on investments and foreign currency	368,410,434	7,716,255	103,589,660	303,991,663

Net unrealized appreciation (depreciation) on investments and foreign currency	1,305,309,517	56,414,642	270,190,802	430,132,748

Net Assets	$3,981,094,587	$342,400,216	$2,009,533,450	$2,150,206,071

Investment Class	$2,618,703,602	$178,123,915	$1,040,355,642	$1,618,767,496

Service Class	195,257,809	143,789,527	136,216,684	179,409,390

Consultant Class	326,199,088	12,659,572	22,565,753	55,950,167

Institutional Class	547,264,085		757,991,884	296,079,018

W Class	148,060,564

R Class	62,601,173	2,903,336	35,669,403

K Class	83,008,266	4,923,866	16,734,084

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	177,393,656	11,565,912	76,772,353	71,180,846

Service Class	13,013,065	9,376,412	10,595,103	7,914,477

Consultant Class	21,642,063	1,096,040	1,911,111	2,656,402

Institutional Class	37,415,950		55,177,479	13,097,776

W Class	10,046,028

R Class	4,147,925	271,448	2,829,539

K Class	7,738,117	455,458	1,441,185

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.76	$15.40	$13.55	$22.74

Service Class[1]	15.00	15.34	12.86	22.67

Consultant Class[2]	15.07	11.55	11.81	21.06

Institutional Class[3]	14.63		13.74	22.61

W Class[3]	14.74

R Class[3]	15.09	10.70	12.61

K Class[3]	10.73	10.81	11.61

Investments at identified cost	$2,627,892,481	$237,820,239	$1,780,775,241	$1,567,318,324

Market value of loaned securities	11,140,364	–	113,392,474	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 79

Statements of Assets and Liabilities

			Royce Smaller-
	Royce	Royce Small-Cap	Companies Growth	Royce
	Select Fund I	Value Fund	Fund	100 Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$21,319,590	$744,899,891	$911,681,280	$145,884,424

Repurchase agreements (at cost and value)	1,709,000	10,197,000	47,393,000	3,463,000

Cash and foreign currency	992	666	934	386

Receivable for investments sold	41,341	5,161,305	8,589,652	239,001

Receivable for capital shares sold	–	184,160	397,050	21,817

Receivable for dividends and interest	5,278	383,260	233,036	46,830

Prepaid expenses and other assets	606	4,790	922	1,272

Total Assets	23,076,807	760,831,072	968,295,874	149,656,730

LIABILITIES:
Payable for collateral on loaned securities	–	–	75,795,538	1,034,978

Payable for investments purchased	34,957	7,471,132	1,680,647	–

Payable for capital shares redeemed	12,340	815,931	1,831,356	247,330

Payable for investment advisory fees	15,238	637,705	738,071	125,744

Payable for trustees’ fees	625	13,934	14,651	3,801

Accrued expenses	26,932	528,354	678,361	199,838

Total Liabilities	90,092	9,467,056	80,738,624	1,611,691

Net Assets	$22,986,715	$751,364,016	$887,557,250	$148,045,039

ANALYSIS OF NET ASSETS:
Paid-in capital	$15,067,155	$553,224,879	$547,728,250	$90,127,393

Undistributed net investment income (loss)	86,647	3,452,339	(2,595,452)	348,061

Accumulated net realized gain (loss) on investments and foreign currency	3,169,548	122,493,936	85,115,881	30,592,284

Net unrealized appreciation (depreciation) on investments and foreign currency	4,663,365	72,192,862	257,308,571	26,977,301

Net Assets	$22,986,715	$751,364,016	$887,557,250	$148,045,039

Investment Class	$22,986,715	$118,068,570	$289,769,335	$53,856,109

Service Class		373,436,449	543,707,584	91,720,173

Consultant Class		24,282,269	16,698,993

Institutional Class		200,478,932	35,692,479

R Class		26,534,675	1,234,044	1,993,426

K Class		8,563,121	454,815	475,331

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	1,327,970	9,880,928	18,504,071	6,160,047

Service Class		31,433,187	35,073,766	10,618,961

Consultant Class		2,219,912	1,172,983

Institutional Class		16,759,287	2,261,257

R Class		2,300,518	83,198	179,440

K Class		953,059	46,168	42,002

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.31	$11.95	$15.66	$8.74

Service Class[1]		11.88	15.50	8.64

Consultant Class[2]		10.94	14.24

Institutional Class[3]		11.96	15.78

R Class[3]		11.53	14.83	11.11

K Class[3]		8.98	9.85	11.32

Investments at identified cost	$16,656,197	$672,707,029	$654,372,407	$118,907,025

Market value of loaned securities	–	–	73,107,248	1,042,696

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

80 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

	Royce Micro-Cap	Royce Dividend	Royce Micro-Cap	Royce Special Equity
	Discovery Fund	Value Fund	Opportunity Fund	Multi-Cap Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$5,139,437	$406,608,640	$21,085,892	$245,808,356

Repurchase agreements (at cost and value)	442,000	16,497,000	330,000	12,660,000

Cash and foreign currency	95	481,348	23	288

Receivable for investments sold	–	4,596,899	128,914	–

Receivable for capital shares sold	1,102	376,404	211,909	201,948

Receivable for dividends and interest	5,352	488,989	14,622	289,833

Prepaid expenses and other assets	76	7,561	295	5,088

Total Assets	5,588,062	429,056,841	21,771,655	258,965,513

LIABILITIES:
Payable for investments purchased	1,606	441,597	246,098	23,300

Payable for capital shares redeemed	6,050	683,683	–	344,661

Payable for investment advisory fees	845	352,861	17,904	187,952

Payable for trustees’ fees	58	7,946	236	1,242

Accrued expenses	15,016	334,817	19,196	57,891

Total Liabilities	23,575	1,820,904	283,434	615,046

Net Assets	$5,564,487	$427,235,937	$21,488,221	$258,350,467

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,026,277	$320,536,857	$19,615,096	$217,858,939

Undistributed net investment income (loss)	(5,858)	2,180,273	(64,651)	1,849,391

Accumulated net realized gain (loss) on investments and foreign currency	342,998	23,552,159	1,408,319	8,981,309

Net unrealized appreciation (depreciation) on investments and foreign currency	201,070	80,966,648	529,457	29,660,828

Net Assets	$5,564,487	$427,235,937	$21,488,221	$258,350,467

Investment Class		$149,310,264	$20,098,630	$121,614,526

Service Class	$5,564,487	235,242,511	1,389,591	77,523,765

Consultant Class		1,095,426		9,274,138

Institutional Class		41,587,736		49,938,038

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		18,055,066	1,166,236	8,063,191

Service Class	920,506	28,087,682	159,460	5,131,798

Consultant Class		116,681		896,920

Institutional Class		5,045,433		3,307,433

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$8.27	$17.23	$15.08

Service Class[1]	$6.05	8.38	8.71	15.11

Consultant Class[2]		9.39		10.34

Institutional Class[3]		8.24		15.10

Investments at identified cost	$4,938,367	$325,640,072	$20,556,418	$216,147,528

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 81

Statements of Changes in Net Assets

	Royce Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$13,013,384	$15,158,466	$631,454	$(4,483,168)	$16,572,690	$21,471,509

Net realized gain (loss) on investments and foreign currency	392,747,673	850,882,031	46,244,798	67,181,821	387,316,093	509,484,795

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(404,280,621)	(941,232,232)	(52,835,331)	(98,379,469)	(322,036,807)	(571,494,932)

Net increase (decrease) in net assets from investment operations	1,480,436	(75,191,735)	(5,959,079)	(35,680,816)	81,851,976	(40,538,628)

DISTRIBUTIONS:
Net investment income

Investment Class	–	(12,703,277)	–	–	–	(15,697,641)

Service Class	–	–	–	–	–	–

Consultant Class	–	–	–	–	–	–

Institutional Class	–	(3,678,635)			–	(3,363,878)

W Class					–	(1,812,923)

R Class	–	–			–	–

K Class	–	–			–	(36,229)

Net realized gain on investments and foreign currency

Investment Class	–	(417,000,811)	–	(39,701,168)	–	(398,730,083)

Service Class	–	(49,712,548)	–	(3,907,041)	–	(17,256,962)

Consultant Class	–	(82,823,610)	–	(8,779,199)	–	(6,231,891)

Institutional Class	–	(86,408,552)			–	(65,714,517)

W Class					–	(44,052,112)

R Class	–	(4,018,570)			–	(2,717,731)

K Class	–	(1,293,456)			–	(1,653,995)

Total distributions	–	(657,639,459)	–	(52,387,408)	–	(557,267,962)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(930,476,530)	(689,872,693)	(107,133,971)	(170,862,529)	(825,863,094)	(547,373,395)

Service Class	(132,189,485)	(199,343,245)	(3,963,967)	(33,847,817)	(73,000,939)	(129,533,114)

Consultant Class	(73,014,667)	(14,396,432)	(15,789,336)	(26,840,854)	(6,694,552)	(2,535,012)

Institutional Class	(101,510,300)	81,146,529			(106,057,836)	(326,676,517)

W Class					(82,862,972)	(56,736,703)

R Class	(7,364,335)	(2,792,539)			(4,652,623)	(2,140,060)

K Class	(1,862,661)	439,120			(1,664,910)	(526,085)

Shareholder redemption fees

Investment Class	18,296	66,223	857	6,501	14,330	68,382

Service Class	3,242	44,289	110	45,360	2,429	3,900

Net increase (decrease) in net assets from capital share transactions	(1,246,396,440)	(824,708,748)	(126,886,307)	(231,499,339)	(1,100,780,167)	(1,065,448,604)

Net Increase (Decrease) In Net Assets	(1,244,916,004)	(1,557,539,942)	(132,845,386)	(319,567,563)	(1,018,928,191)	(1,663,255,194)

NET ASSETS:

Beginning of period	5,729,319,742	7,286,859,684	528,633,232	848,200,795	5,402,158,993	7,065,414,187

End of period	$4,484,403,738	$5,729,319,742	$395,787,846	$528,633,232	$4,383,230,802	$5,402,158,993

Undistributed Net Investment Income (Loss) at End of Period	$7,316,378	$(5,697,006)	$482,333	$(149,122)	$17,228,554	$655,864

82 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(225,936)	$2,857,398	$24,805,933	$43,476,286	$648,229	$1,470,971

Net realized gain (loss) on investments and foreign currency	67,325,911	178,888,358	222,761,364	599,509,277	6,526,620	16,802,002

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(51,152,169)	(201,991,166)	(210,903,480)	(593,275,861)	(2,860,025)	(21,766,741)

Net increase (decrease) in net assets from investment operations	15,947,806	(20,245,410)	36,663,817	49,709,702	4,314,824	(3,493,768)

DISTRIBUTIONS:
Net investment income

Investment Class	–	(39,705)	(17,093,495)	(56,476,197)	–	(508,210)

Service Class	–	–	(908,760)	(2,393,470)	–	–

Consultant Class			(449,082)	(759,635)	–	–

Institutional Class	–	(298,806)	(3,764,630)	(11,453,242)

W Class			(1,276,054)	(4,594,582)

R Class	–	–	(213,891)	(488,326)	–	–

K Class	–	–	(388,611)	(1,252,049)	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(14,919,772)	–	(307,872,630)	–	(8,225,023)

Service Class	–	(167,025,408)	–	(22,938,230)	–	(9,172,987)

Consultant Class			–	(34,858,344)	–	(903,116)

Institutional Class	–	(27,925,196)	–	(56,439,291)

W Class			–	(25,890,733)

R Class	–	(532,869)	–	(6,318,710)	–	(284,436)

K Class	–	(1,092,324)	–	(11,933,090)	–	(396,761)

Total distributions	–	(211,834,080)	(24,094,523)	(543,668,529)	–	(19,490,533)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(10,268,408)	(21,276,371)	(466,019,393)	(252,019,403)	15,410,196	52,478,285

Service Class	(100,071,496)	(299,833,853)	(38,028,983)	(234,371,808)	(33,618,308)	(36,442,055)

Consultant Class			(31,117,101)	(13,001,945)	(765,267)	(1,382,087)

Institutional Class	(44,254,312)	(218,563,474)	(26,862,067)	10,261,846

W Class			(116,621,058)	39,625,519

R Class	(560,401)	(638,616)	(3,008,421)	(821,115)	(852,555)	(2,676,572)

K Class	(167,409)	(694,975)	(8,602,779)	(91,917,398)	(607,209)	(483,726)

Shareholder redemption fees

Investment Class	–	2,035	26,012	62,578	13	411

Service Class	4,909	7,803	530	19,546	404	2,709

Net increase (decrease) in net assets from capital share transactions	(155,317,117)	(540,997,451)	(690,233,260)	(542,162,180)	(20,432,726)	11,496,965

Net Increase (Decrease) In Net Assets	(139,369,311)	(773,076,941)	(677,663,966)	(1,036,121,007)	(16,117,902)	(11,487,336)

NET ASSETS:

Beginning of period	676,652,425	1,449,729,366	4,658,758,553	5,694,879,560	358,518,118	370,005,454

End of period	$537,283,114	$676,652,425	$3,981,094,587	$4,658,758,553	$342,400,216	$358,518,118

Undistributed Net Investment Income (Loss) at End of Period	$(431,438)	$(205,502)	$(1,883,887)	$(2,595,297)	$1,550,907	$902,677

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 83

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Select Fund I

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,496,861)	$(7,726,211)	$13,049,528	$14,181,577	$86,647	$(66,508)

Net realized gain (loss) on investments and foreign currency	97,863,165	270,749,921	253,712,168	282,154,386	2,588,528	5,543,536

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(78,600,000)	(282,435,370)	(275,853,189)	(285,557,513)	(2,722,503)	(5,445,016)

Net increase (decrease) in net assets from investment operations	15,766,304	(19,411,660)	(9,091,493)	10,778,450	(47,328)	32,012

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	(9,502,532)	–	–

Service Class	–	–	–	(460,707)

Consultant Class	–	–	–	–

Institutional Class	–	–	–	(3,812,516)

R Class	–	–

K Class	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(163,669,872)	–	(179,944,282)	–	(5,238,043)

Service Class	–	(20,590,649)	–	(22,106,099)

Consultant Class	–	(2,830,608)	–	(6,200,641)

Institutional Class	–	(101,200,321)	–	(58,145,358)

R Class	–	(4,511,800)

K Class	–	(3,319,400)

Total distributions	–	(296,122,650)	–	(280,172,135)	–	(5,238,043)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(252,269,328)	31,743,029	(322,349,687)	(376,370,344)	(16,188,261)	(2,812,871)

Service Class	(19,457,660)	(31,618,193)	(52,879,903)	(78,674,569)

Consultant Class	1,972,598	4,875,799	(7,417,744)	(949,433)

Institutional Class	(47,441,714)	53,771,758	(345,774,638)	(4,835,990)

R Class	1,853,705	15,752,508

K Class	(6,275,539)	8,646,557

Shareholder redemption fees

Investment Class	15,366	44,101	5,473	89,514	1,954	1,411

Service Class	428	51,186	7,667	9,825

Net increase (decrease) in net assets from capital share transactions	(321,602,144)	83,266,745	(728,408,832)	(460,730,997)	(16,186,307)	(2,811,460)

Net Increase (Decrease) In Net Assets	(305,835,840)	(232,267,565)	(737,500,325)	(730,124,682)	(16,233,635)	(8,017,491)

NET ASSETS:

Beginning of period	2,315,369,290	2,547,636,855	2,887,706,396	3,617,831,078	39,220,350	47,237,841

End of period	$2,009,533,450	$2,315,369,290	$2,150,206,071	$2,887,706,396	$22,986,715	$39,220,350

Undistributed Net Investment Income (Loss) at End of Period	$(3,518,704)	$(21,843)	$13,455,352	$405,823	$86,647	$–

84 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

			Royce Smaller-Companies
	Royce Small-Cap Value Fund		Growth Fund		Royce 100 Fund

	Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,149,742	$1,379,609	$(2,595,451)	$(5,084,731)	$357,939	$(807,160)

Net realized gain (loss) on investments and foreign currency	101,017,224	127,638,267	49,755,448	185,659,073	22,601,910	34,836,525

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(94,138,920)	(130,516,990)	30,352,526	(144,652,002)	(22,822,450)	(43,017,230)

Net increase (decrease) in net assets from investment operations	10,028,046	(1,499,114)	77,512,523	35,922,340	137,399	(8,987,865)

DISTRIBUTIONS:
Net investment income

Investment Class	–	(331,391)	–	–	–	–

Service Class	–	–	–	–	–	–

Consultant Class	–	–	–	–

Institutional Class	–	(739,829)	–	–

R Class	–	–	–	–	–	–

K Class	–	–	–	–	–	–

Net realized gain on investments and foreign currency

Investment Class	–	(18,283,548)	–	(56,823,564)	–	(7,631,746)

Service Class	–	(60,973,556)	–	(111,290,311)	–	(16,718,190)

Consultant Class	–	(3,553,425)	–	(3,522,779)

Institutional Class	–	(24,265,825)	–	(7,260,689)

R Class	–	(4,166,100)	–	(271,992)	–	(168,762)

K Class	–	(1,486,852)	–	(242,326)	–	(64,553)

Total distributions	–	(113,800,526)	–	(179,411,661)	–	(24,583,251)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(23,728,137)	(37,927,661)	(31,159,032)	97,261,344	(15,028,856)	18,982,373

Service Class	(109,891,318)	(140,511,862)	(76,313,571)	(172,358,399)	(58,171,378)	(59,224,113)

Consultant Class	(2,624,510)	(1,050,038)	(1,834,863)	(2,449,406)

Institutional Class	1,362,453	1,519,448	(6,374,984)	(100,411,469)

R Class	(4,743,506)	(2,055,524)	(234,611)	(21,676)	16,312	(558,911)

K Class	(868,697)	(5,355,597)	(82,989)	(256,776)	(198,225)	(1,510,299)

Shareholder redemption fees

Investment Class	154	3,778	–	2,387	–	1,028

Service Class	2,560	11,345	763	9,262	1,073	7,417

Net increase (decrease) in net assets from capital share transactions	(140,491,001)	(185,366,111)	(115,999,287)	(178,224,733)	(73,381,074)	(42,302,505)

Net Increase (Decrease) In Net Assets	(130,462,955)	(300,665,751)	(38,486,764)	(321,714,054)	(73,243,675)	(75,873,621)

NET ASSETS:

Beginning of period	881,826,971	1,182,492,722	926,044,014	1,247,758,068	221,288,714	297,162,335

End of period	$751,364,016	$881,826,971	$887,557,250	$926,044,014	$148,045,039	$221,288,714

Undistributed Net Investment Income (Loss) at End of Period	$3,452,339	$302,597	$(2,595,452)	$–	$348,061	$(9,879)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 85

Statements of Changes in Net Assets

	Royce Micro-Cap Discovery Fund		Royce Dividend Value Fund

	Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,942)	$(2,759)	$3,615,899	$6,568,248

Net realized gain (loss) on investments and foreign currency	278,178	646,262	16,252,957	31,074,320

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(243,184)	(593,485)	(7,907,261)	(51,255,088)

Net increase (decrease) in net assets from investment operations	29,052	50,018	11,961,595	(13,612,520)

DISTRIBUTIONS:
Net investment income

Investment Class			(1,326,577)	(2,211,322)

Service Class	–	–	(1,824,771)	(2,404,931)

Consultant Class			(4,641)	(2,223)

Institutional Class			(378,023)	(561,238)

Net realized gain on investments and foreign currency

Investment Class			–	(10,463,314)

Service Class	–	(725,446)	–	(17,175,104)

Consultant Class			–	(47,672)

Institutional Class			–	(2,354,384)

Total distributions	–	(725,446)	(3,534,012)	(35,220,188)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class			(29,621,473)	(18,740,722)

Service Class	(39,713)	433,264	(65,014,227)	(83,630,839)

Consultant Class			166,025	984,157

Institutional Class			(139,943)	13,199,508

Shareholder redemption fees

Investment Class			316	2,284

Service Class	–	1,114	1,591	10,514

Net increase (decrease) in net assets from capital share transactions	(39,713)	434,378	(94,607,711)	(88,175,098)

Net Increase (Decrease) In Net Assets	(10,661)	(241,050)	(86,180,128)	(137,007,806)

NET ASSETS:

Beginning of period	5,575,148	5,816,198	513,416,065	650,423,871

End of period	$5,564,487	$5,575,148	$427,235,937	$513,416,065

Undistributed Net Investment Income (Loss) at End of Period	$(5,858)	$84	$2,180,273	$2,098,387

86 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Opportunity Fund		Royce Special Equity Multi-Cap Fund

	Six Months Ended		Six Months Ended
	6/30/15 (unaudited)	Year Ended 12/31/14	6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(64,604)	$(126,420)	$1,744,931	$1,918,432

Net realized gain (loss) on investments and foreign currency	1,596,138	217,534	681,547	17,012,232

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(753,050)	(1,518,331)	(10,587,083)	3,829,046

Net increase (decrease) in net assets from investment operations	778,484	(1,427,217)	(8,160,605)	22,759,710

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	(802,271)

Service Class	–	–	–	(404,109)

Consultant Class			–	(44,315)

Institutional Class			–	(566,069)

Net realized gain on investments and foreign currency

Investment Class	–	(557,908)	–	(4,729,740)

Service Class	–	(46,594)	–	(3,852,466)

Consultant Class			–	(504,045)

Institutional Class			–	(3,159,353)

Total distributions	–	(604,502)	–	(14,062,368)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	1,154,310	2,700,474	1,873,570	59,033,956

Service Class	394,716	1,008,378	(14,799,873)	12,637,616

Consultant Class			381,488	9,200,567

Institutional Class			(24,533,856)	25,321,547

Shareholder redemption fees

Investment Class	282	20,852	945	2,402

Service Class	90	1,239	1,546	10,760

Net increase (decrease) in net assets from capital share transactions	1,549,398	3,730,943	(37,076,180)	106,206,848

Net Increase (Decrease) In Net Assets	2,327,882	1,699,224	(45,236,785)	114,904,190

NET ASSETS:

Beginning of period	19,160,339	17,461,115	303,587,252	188,683,062

End of period	$21,488,221	$19,160,339	$258,350,467	$303,587,252

Undistributed Net Investment Income (Loss) at End of Period	$(64,651)	$(46)	$1,849,391	$104,459

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 87

Statements of Operations

	Royce
	Pennsylvania	Royce Micro-Cap	Royce Premier	Royce Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$39,625,447	$4,391,647	$28,986,588	$3,850,698

Affiliated Companies	556,267	–	16,076,340	–

Foreign withholding tax	(610,798)	(118,980)	(2,381,427)	(114,559)

Interest	216,963	–	–	–

Securities lending	424,943	210,123	1,607,390	274,963

Total income	40,212,822	4,482,790	44,288,891	4,011,102

EXPENSES:

Investment advisory fees	19,092,231	2,947,953	23,194,951	2,962,474

Distribution fees	3,601,545	371,211	508,046	595,677

Shareholder servicing	2,854,324	351,895	2,423,626	616,302

Shareholder reports	555,136	116,600	594,816	117,215

Administrative and office facilities	426,305	43,248	408,143	62,247

Custody	258,412	46,331	230,785	79,993

Trustees’ fees	153,095	16,512	148,884	25,112

Registration	71,839	23,160	58,795	32,545

Audit	44,535	19,123	44,495	17,342

Legal	33,260	3,199	30,624	4,529

Other expenses	109,495	11,967	103,283	16,663

Total expenses	27,200,177	3,951,199	27,746,448	4,530,099

Compensating balance credits	(739)	(184)	(1,324)	(145)

Fees waived by distributor	–	–	–	(23,579)

Expenses reimbursed by investment adviser	–	(99,679)	(28,923)	(269,337)

Net expenses	27,199,438	3,851,336	27,716,201	4,237,038

Net investment income (loss)	13,013,384	631,454	16,572,690	(225,936)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	392,462,350	46,916,268	411,589,133	67,271,323

Investments in Affiliated Companies	422,258	(677,696)	(24,149,549)	–

Foreign currency transactions	(136,935)	6,226	(123,491)	54,588

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(404,309,044)	(52,828,417)	(321,986,296)	(51,151,240)

Other assets and liabilities denominated in foreign currency	28,423	(6,914)	(50,511)	(929)

Net realized and unrealized gain (loss) on investments and foreign currency	(11,532,948)	(6,590,533)	65,279,286	16,173,742

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,480,436	$(5,959,079)	$81,851,976	$15,947,806

88 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2015 (unaudited)

	Royce Total Return	Royce Heritage	Royce Opportunity	Royce Special
	Fund	Fund	Fund	Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$51,744,847	$3,000,686	$8,397,862	$10,171,227

Affiliated Companies	718,614	–	124,613	17,992,356

Foreign withholding tax	(875,789)	(93,990)	(55,896)	–

Securities lending	132,094	10,313	691,782	–

Total income	51,719,766	2,917,009	9,158,361	28,163,583

EXPENSES:

Investment advisory fees	20,931,624	1,748,685	10,832,580	12,835,735

Distribution fees	2,245,431	278,497	401,953	549,509

Shareholder servicing	2,334,883	118,789	823,366	1,071,091

Shareholder reports	468,288	34,423	150,733	231,745

Administrative and office facilities	338,567	24,863	165,624	210,933

Custody	240,458	45,489	106,752	111,660

Trustees’ fees	118,492	8,330	57,397	74,788

Registration	84,886	28,086	51,939	43,113

Audit	39,708	16,267	21,243	26,588

Legal	25,610	1,901	12,821	15,826

Other expenses	86,542	7,152	41,841	53,552

Total expenses	26,914,489	2,312,482	12,666,249	15,224,540

Compensating balance credits	(656)	(134)	(339)	(373)

Fees waived by distributor	–	(23,935)	–	–

Expenses reimbursed by investment adviser	–	(19,633)	(10,688)	(110,112)

Net expenses	26,913,833	2,268,780	12,655,222	15,114,055

Net investment income (loss)	24,805,933	648,229	(3,496,861)	13,049,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	221,535,260	6,559,320	97,266,349	171,261,079

Investments in Affiliated Companies	1,196,798	–	595,779	82,451,089

Foreign currency transactions	29,306	(32,700)	1,037	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(210,897,448)	(2,862,399)	(78,599,516)	(275,853,189)

Other assets and liabilities denominated in foreign currency	(6,032)	2,374	(484)	–

Net realized and unrealized gain (loss) on investments and foreign currency	11,857,884	3,666,595	19,263,165	(22,141,021)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$36,663,817	$4,314,824	$15,766,304	$(9,091,493)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 89

Statements of Operations

	Royce	Royce Small-Cap	Royce Smaller- Companies	Royce
	Select Fund I	Value Fund	Growth Fund	100 Fund

INVESTMENT INCOME:
INCOME:

Dividends	$266,936	$8,806,413	$2,679,750	$1,729,013

Foreign withholding tax	(7,665)	(80,279)	(106,833)	(50,087)

Securities lending	–	370	1,064,745	28

Total income	259,271	8,726,504	3,637,662	1,678,954

EXPENSES:

Investment advisory fees	139,213	4,035,905	4,470,199	935,137

Distribution fees	–	737,745	772,821	160,147

Shareholder servicing	14,271	531,347	772,618	178,121

Shareholder reports	4,170	95,953	178,869	74,647

Administrative and office facilities	2,799	65,842	70,356	16,864

Custody	7,346	47,185	52,422	14,854

Trustees’ fees	1,014	23,800	25,366	6,219

Registration	8,589	38,683	38,808	23,961

Audit	12,766	15,548	15,581	13,102

Legal	211	4,893	5,282	1,261

Other expenses	961	18,036	22,039	5,142

Total expenses	191,340	5,614,937	6,424,361	1,429,455

Compensating balance credits	(3)	(219)	(182)	(64)

Fees waived by investment adviser and distributor	(18,713)	–	(54,886)	(12,354)

Expenses reimbursed by investment adviser	–	(37,956)	(136,180)	(96,022)

Net expenses	172,624	5,576,762	6,233,113	1,321,015

Net investment income (loss)	86,647	3,149,742	(2,595,451)	357,939

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	2,589,147	101,018,845	49,777,075	22,625,802

Foreign currency transactions	(619)	(1,621)	(21,627)	(23,892)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(2,722,475)	(94,138,920)	30,352,906	(22,823,110)

Other assets and liabilities denominated in foreign currency	(28)	–	(380)	660

Net realized and unrealized gain (loss) on investments and foreign currency	(133,975)	6,878,304	80,107,974	(220,540)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(47,328)	$10,028,046	$77,512,523	$137,399

90 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2015 (unaudited)

				Royce Special
	Royce Micro-Cap	Royce Dividend	Royce Micro-Cap	Equity Multi-Cap
	Discovery Fund	Value Fund	Opportunity Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$35,296	$6,805,818	$67,037	$3,291,612

Foreign withholding tax	(179)	(173,311)	(513)	–

Securities lending	–	104,228	–	–

Total income	35,117	6,736,735	66,524	3,291,612

EXPENSES:

Investment advisory fees	27,557	2,303,317	101,398	1,244,178

Distribution fees	6,889	329,312	1,420	157,234

Shareholder servicing	6,135	311,833	14,232	81,482

Shareholder reports	1,957	90,202	4,878	12,894

Administrative and office facilities	381	38,306	1,428	17,867

Custody	4,407	60,624	7,520	16,316

Trustees’ fees	126	13,738	478	5,149

Registration	7,525	35,245	19,027	43,325

Audit	7,922	17,995	12,913	13,003

Legal	29	2,886	111	2,166

Dividends on securities sold short	–	–	1,660	–

Interest expense	–	–	2,088	–

Other expenses	354	10,835	4,331	5,129

Total expenses	63,282	3,214,293	171,484	1,598,743

Compensating balance credits	(6)	(361)	(8)	(14)

Fees waived by investment adviser and distributor	(22,217)	(73,595)	(2,176)	(8,751)

Expenses reimbursed by investment adviser	–	(19,501)	(38,172)	(43,297)

Net expenses	41,059	3,120,836	131,128	1,546,681

Net investment income (loss)	(5,942)	3,615,899	(64,604)	1,744,931

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	278,178	16,276,793	1,596,173	681,547

Foreign currency transactions	–	(23,836)	(35)	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(243,184)	(7,908,862)	(753,034)	(10,587,083)

Other assets and liabilities denominated in foreign currency	–	1,601	(16)	–

Net realized and unrealized gain (loss) on investments and foreign currency	34,994	8,345,696	843,088	(9,905,536)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$29,052	$11,961,595	$778,484	$(8,160,605)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 91

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–Investment Class
2015	†	$13.00	$0.04	$(0.03)	$0.01	$ –	$ –	$ –	$ –	$13.01	0.08	% [1]	$2,940,219	0.94	% [2]	0.94	% [2]	0.94	% [2]	0.64	% [2]	12%
2014		14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)		3,869,579	0.91		0.91		0.91		0.35		21
2013		11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25		5,033,318	0.92		0.92		0.92		0.24		26
2012		10.76	0.15	1.39	1.54	(0.15)	(0.65)	(0.80)	–	11.50	14.58		4,232,988	0.89		0.89		0.89		1.19		22
2011		11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	(0.40)	–	10.76	(4.17)		4,266,754	0.90		0.90		0.90		0.11		20
2010		9.45	0.06	2.19	2.25	(0.05)	–	(0.05)	–	11.65	23.86		4,735,403	0.90		0.90		0.90		0.63		25
Royce Pennsylvania Mutual Fund–Service Class
2015	†	$12.96	$0.01	$(0.03)	$(0.02)	$ –	$ –	$ –	$ –	$12.94	(0.15	)% [1]	$201,946	1.39	% [2]	1.39	% [2]	1.39	% [2]	0.21	% [2]	12%
2014		14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)		333,548	1.23		1.23		1.23		0.03		21
2013		11.51	(0.01)	3.98	3.97	–	(0.79)	(0.79)	–	14.69	34.77		591,534	1.25		1.25		1.25		(0.08)		26
2012		10.75	0.10	1.40	1.50	(0.09)	(0.65)	(0.74)	–	11.51	14.15		473,624	1.24		1.24		1.24		0.90		22
2011		11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	(0.38)	–	10.75	(4.42)		406,052	1.19		1.19		1.19		(0.18)		20
2010		9.41	0.02	2.20	2.22	–	–	–	0.02	11.65	23.80		448,784	1.27		1.27		1.25		0.18		25
Royce Pennsylvania Mutual Fund–Consultant Class
2015	†	$11.16	$(0.02)	$(0.03)	$(0.05)	$ –	$ –	$ –	$ –	$11.11	(0.45	)% [1]	$600,925	1.92	% [2]	1.92	% [2]	1.92	% [2]	(0.34	)% [2]	12%
2014		12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)		676,347	1.91		1.91		1.91		(0.64)		21
2013		10.29	(0.09)	3.55	3.46	–	(0.79)	(0.79)	–	12.96	33.94		788,017	1.94		1.94		1.94		(0.78)		26
2012		9.69	0.01	1.25	1.26	(0.01)	(0.65)	(0.66)	–	10.29	13.27		654,642	1.97		1.97		1.97		0.12		22
2011		10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	(0.38)	–	9.69	(5.05)		664,778	1.85		1.85		1.85		(0.85)		20
2010		8.65	(0.03)	1.99	1.96	–	–	–	–	10.61	22.66		841,525	1.87		1.87		1.87		(0.36)		25
Royce Pennsylvania Mutual Fund–Institutional Class [a]
2015	†	$13.02	$0.05	$(0.03)	$0.02	$ –	$ –	$ –	$ –	$13.04	0.15	% [1]	$703,284	0.81	% [2]	0.81	% [2]	0.81	% [2]	0.78	% [2]	12%
2014		14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)		802,517	0.79		0.79		0.79		0.48		21
2013		11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	–	14.75	35.34		818,212	0.79		0.79		0.79		0.40		26
2012		10.79	0.13	1.43	1.56	(0.18)	(0.65)	(0.83)	–	11.52	14.72		488,052	0.80		0.80		0.80		1.53		22
2011		12.19	0.03	(1.05)	(1.02)	–	(0.38)	(0.38)	–	10.79	(8.33	) [1]	241,951	0.78	[2]	0.78	[2]	0.78	[2]	0.46	[2]	20
Royce Pennsylvania Mutual Fund–R Class
2015	†	$12.50	$0.00	$(0.03)	$(0.03)	$ –	$ –	$ –	$ –	$12.47	(0.24	)% [1]	$29,171	1.52	% [2]	1.52	% [2]	1.52	% [2]	0.07	% [2]	12%
2014		14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)		36,622	1.48		1.48		1.48		(0.21)		21
2013		11.22	(0.05)	3.88	3.83	–	(0.79)	(0.79)	–	14.26	34.42		44,094	1.56		1.56		1.56		(0.39)		26
2012		10.50	0.07	1.35	1.42	(0.05)	(0.65)	(0.70)	–	11.22	13.79		32,977	1.50		1.50		1.50		0.70		22
2011		11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	(0.38)	–	10.50	(4.77)		22,542	1.51		1.51		1.51		(0.47)		20
2010		9.28	0.01	2.14	2.15	(0.00)	–	(0.00)	–	11.43	23.21		17,868	1.51		1.51		1.51		0.06		25

92 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–K Class
2015	†	$11.30	$0.01	$(0.03)	$(0.02)	$ –	$ –	$ –	$ –	$11.28	(0.18	)% [1]	$8,859	1.45	% [2]	1.45	% [2]	1.45	% [2]	0.14	% [2]	12%
2014		13.04	(0.02)	(0.18)	(0.20)	–	(1.54)	(1.54)	–	11.30	(1.24)		10,707	1.42		1.42		1.42		(0.15)		21
2013		10.29	(0.02)	3.56	3.54	–	(0.79)	(0.79)	–	13.04	34.72		11,685	1.37		1.37		1.37		(0.19)		26
2012		9.68	0.09	1.24	1.33	(0.07)	(0.65)	(0.72)	–	10.29	14.04		8,849	1.26		1.26		1.26		0.94		22
2011		10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	(0.38)	–	9.68	(4.78)		5,800	1.55		1.55		1.55		(0.49)		20
2010		8.59	0.00	1.98	1.98	(0.00)	–	(0.00)	–	10.57	23.11		3,760	1.61		1.61		1.59		0.01		25
Royce Micro-Cap Fund–Investment Class
2015	†	$14.47	$0.03	$(0.23)	$(0.20)	$ –	$ –	$ –	$ –	$14.27	(1.38	)% [1]	$302,866	1.56	% [2]	1.56	% [2]	1.53	% [2]	0.43	% [2]	21%
2014		16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)		414,120	1.52		1.52		1.52		(0.49)		18
2013		14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29		650,773	1.53		1.53		1.53		(0.52)		22
2012		14.55	0.05	1.07	1.12	(0.01)	(0.88)	(0.89)	–	14.78	7.93		740,364	1.47		1.47		1.47		0.29		15
2011		17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	(0.90)	–	14.55	(12.04)		904,168	1.50		1.50		1.50		(0.50)		35
2010		13.71	(0.03)	4.14	4.11	(0.25)	–	(0.25)	–	17.57	30.06		1,085,782	1.50		1.50		1.50		(0.27)		36
Royce Micro-Cap Fund–Service Class
2015	†	$14.26	$0.02	$(0.22)	$(0.20)	$ –	$ –	$ –	$ –	$14.06	(1.40	)% [1]	$34,171	1.80	% [2]	1.80	% [2]	1.64	% [2]	0.30	% [2]	21%
2014		16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)		38,645	1.77		1.77		1.66		(0.63)		18
2013		14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20		79,890	1.74		1.74		1.66		(0.66)		22
2012		14.41	0.02	1.06	1.08	–	(0.88)	(0.88)	–	14.61	7.76		109,457	1.74		1.74		1.66		0.14		15
2011		17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	(0.88)	–	14.41	(12.23)		122,479	1.76		1.76		1.66		(0.65)		35
2010		13.61	(0.08)	4.14	4.06	(0.24)	–	(0.24)	–	17.43	29.85		139,911	1.78		1.78		1.66		(0.41)		36
Royce Micro-Cap Fund–Consultant Class
2015	†	$12.23	$(0.04)	$(0.19)	$(0.23)	$ –	$ –	$ –	$ –	$12.00	(1.88	)% [1]	$58,751	2.54	% [2]	2.54	% [2]	2.54	% [2]	(0.60	)% [2]	21%
2014		14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)		75,868	2.48		2.48		2.48		(1.45)		18
2013		13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08		117,538	2.52		2.52		2.52		(1.51)		22
2012		13.11	(0.10)	0.95	0.85	–	(0.88)	(0.88)	–	13.08	6.77		120,871	2.55		2.55		2.55		(0.77)		15
2011		15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	(0.75)	–	13.11	(12.86)		134,752	2.42		2.42		2.42		(1.41)		35
2010		12.45	(0.15)	3.74	3.59	(0.13)	–	(0.13)	–	15.91	28.85		181,746	2.43		2.43		2.43		(1.20)		36
Royce Premier Fund–Investment Class
2015	†	$19.72	$0.07	$0.26	$0.33	$ –	$ –	$ –	$ –	$20.05	1.67	% [1]	$3,333,631	1.14	% [2]	1.14	% [2]	1.14	% [2]	0.70	% [2]	4%
2014		22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)		4,097,961	1.10		1.10		1.10		0.34		9
2013		19.16	0.00	5.22	5.22	–	(2.27)	(2.27)	–	22.11	27.73		5,096,793	1.09		1.09		1.09		0.02		11
2012		18.52	0.24	1.85	2.09	(0.24)	(1.21)	(1.45)	–	19.16	11.45		4,629,272	1.06		1.06		1.06		1.19		7
2011		20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	(1.64)	–	18.52	(0.86)		4,539,127	1.09		1.09		1.09		(0.11)		18
2010		16.31	(0.01)	4.32	4.31	–	(0.27)	(0.27)	–	20.35	26.46		4,961,891	1.12		1.12		1.12		(0.07)		10

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 93

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund–Service Class
2015	†	$19.33	$0.04	$0.25	$0.29	$ –	$ –	$ –	$ –	$19.62	1.50	% [1]	$101,780	1.53	% [2]	1.53	% [2]	1.49	% [2]	0.38	% [2]	4%
2014		21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)		172,810	1.38		1.38		1.38		0.05		9
2013		18.89	(0.07)	5.15	5.08	–	(2.27)	(2.27)	–	21.70	27.39		318,860	1.38		1.38		1.38		(0.33)		11
2012		18.23	0.19	1.81	2.00	(0.13)	(1.21)	(1.34)	–	18.89	11.14		560,553	1.33		1.33		1.32		0.92		7
2011		20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	(1.61)	–	18.23	(1.07)		628,824	1.34		1.34		1.32		(0.33)		18
2010		16.12	(0.05)	4.27	4.22	–	(0.27)	(0.27)	–	20.07	26.22		584,817	1.39		1.39		1.37		(0.30)		10
Royce Premier Fund–Consultant Class
2015	†	$17.09	$(0.03)	$0.24	$0.21	$ –	$ –	$ –	$ –	$17.30	1.23	% [1]	$50,828	2.14	% [2]	2.14	% [2]	2.14	% [2]	(0.31	)% [2]	4%
2014		19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)		56,884	2.10		2.10		2.10		(0.66)		9
2013		17.35	(0.20)	4.70	4.50	–	(2.27)	(2.27)	–	19.58	26.47		66,712	2.13		2.13		2.13		(1.02)		11
2012		16.87	0.02	1.69	1.71	(0.02)	(1.21)	(1.23)	–	17.35	10.24		60,568	2.12		2.12		2.12		0.13		7
2011		18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	(1.59)	–	16.87	(1.80)		59,766	2.05		2.05		2.05		(1.07)		18
2010		15.24	(0.17)	4.01	3.84	–	(0.27)	(0.27)	–	18.81	25.24		71,686	2.08		2.08		2.08		(1.04)		10
Royce Premier Fund–Institutional Class
2015	†	$19.91	$0.08	$0.27	$0.35	$ –	$ –	$ –	$ –	$20.26	1.76	% [1]	$498,654	1.01	% [2]	1.01	% [2]	1.01	% [2]	0.81	% [2]	4%
2014		22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)		594,463	0.98		0.98		0.98		0.45		9
2013		19.30	0.03	5.25	5.28	–	(2.27)	(2.27)	–	22.31	27.85		989,100	0.98		0.98		0.98		0.13		11
2012		18.66	0.26	1.87	2.13	(0.28)	(1.21)	(1.49)	–	19.30	11.57		866,277	0.98		0.98		0.98		1.30		7
2011		20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.66	(0.73)		813,837	0.97		0.97		0.97		0.02		18
2010		16.40	0.01	4.35	4.36	–	(0.27)	(0.27)	–	20.49	26.62		706,870	0.99		0.99		0.99		0.07		10
Royce Premier Fund–W Class
2015	†	$19.76	$0.07	$0.27	$0.34	$ –	$ –	$ –	$ –	$20.10	1.72	% [1]	$370,598	1.12	% [2]	1.12	% [2]	1.12	% [2]	0.72	% [2]	4%
2014		22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	–	19.76	(0.89)		446,380	1.07		1.07		1.07		0.36		9
2013		19.20	0.00	5.23	5.23	–	(2.27)	(2.27)	–	22.16	27.73		552,732	1.09		1.09		1.09		0.01		11
2012		18.57	0.25	1.85	2.10	(0.26)	(1.21)	(1.47)	–	19.20	11.46		533,763	1.05		1.05		1.05		1.19		7
2011		20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.57	(0.75)		549,648	1.00		1.00		1.00		(0.01)		18
2010		16.33	0.01	4.33	4.34	–	(0.27)	(0.27)	–	20.40	26.61		425,397	1.02		1.02		1.02		0.04		10
Royce Premier Fund–R Class
2015	†	$18.82	$0.01	$0.25	$0.26	$ –	$ –	$ –	$ –	$19.08	1.38	% [1]	$23,018	1.77	% [2]	1.77	% [2]	1.77	% [2]	0.06	% [2]	4%
2014		21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)		27,355	1.71		1.71		1.71		(0.28)		9
2013		18.61	(0.13)	5.04	4.91	–	(2.27)	(2.27)	–	21.25	26.88		32,577	1.74		1.74		1.74		(0.63)		11
2012		17.99	0.11	1.80	1.91	(0.08)	(1.21)	(1.29)	–	18.61	10.75		28,632	1.68		1.68		1.68		0.57		7
2011		19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	(1.63)	–	17.99	(1.38)		23,653	1.66		1.66		1.66		(0.63)		18
2010		16.07	(0.11)	4.22	4.11	–	(0.27)	(0.27)	–	19.91	25.61		10,185	1.78		1.78		1.78		(0.64)		10

94 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund–K Class
2015	†	$5.76	$(0.00)	$0.08	$0.08	$ –	$ –	$ –	$ –	$5.84	1.39	% [1]	$4,722	1.86	% [2]	1.86	% [2]	1.86	% [2]	(0.03	)% [2]	4%
2014		8.04	(0.01)	(0.15)	(0.16)	(0.05)	(2.07)	(2.12)	–	5.76	(1.50)		6,306	1.69		1.69		1.69		(0.25)		9
2013		8.19	(0.04)	2.16	2.12	–	(2.27)	(2.27)	–	8.04	27.01		8,640	1.59		1.59		1.59		(0.50)		11
2012		8.67	0.08	0.85	0.93	(0.20)	(1.21)	(1.41)	–	8.19	11.00		9,707	1.47		1.47		1.47		0.79		7
2011		10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	(1.65)	–	8.67	(1.20)		8,776	1.49		1.49		1.49		(0.46)		18
2010		8.53	(0.04)	2.24	2.20	–	(0.27)	(0.27)	–	10.46	25.86		3,845	1.63		1.63		1.59		(0.47)		10
Royce Low-Priced Stock Fund–Investment Class
2015	†	$9.46	$0.01	$0.26	$0.27	$ –	$ –	$ –	$ –	$9.73	2.85	% [1]	$41,378	1.26	% [2]	1.26	% [2]	1.24	% [2]	0.12	% [2]	28%
2014		13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)		50,371	1.25		1.25		1.24		0.46		29
2013		13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17		88,568	1.37		1.37		1.24		0.18		16
2012		14.34	0.15	0.50	0.65	(0.25)	(0.91)	(1.16)	–	13.83	4.79		255,335	1.26		1.26		1.24		0.86		8
2011		18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	(1.34)	–	14.34	(14.37)		276,247	1.26		1.26		1.24		(0.15)		22
2010		14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	(0.24)	–	18.31	31.77		148,144	1.26		1.26		1.24		(0.10)		24
Royce Low-Priced Stock Fund–Service Class
2015	†	$9.46	$(0.01)	$0.26	$0.25	$ –	$ –	$ –	$ –	$9.71	2.64	% [1]	$433,397	1.61	% [2]	1.61	% [2]	1.49	% [2]	(0.13	)% [2]	28%
2014		13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)		520,905	1.55		1.55		1.49		0.21		29
2013		13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91		1,008,207	1.65		1.65		1.49		(0.02)		16
2012		14.31	0.11	0.49	0.60	(0.16)	(0.91)	(1.07)	–	13.84	4.48		1,800,089	1.57		1.57		1.49		0.54		8
2011		18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	(1.29)	–	14.31	(14.58)		2,489,189	1.56		1.56		1.49		(0.39)		22
2010		14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	(0.21)	–	18.26	31.49		3,456,142	1.60		1.60		1.49		(0.37)		24
Royce Low-Priced Stock Fund–Institutional Class
2015	†	$9.46	$0.01	$0.26	$0.27	$ –	$ –	$ –	$ –	$9.73	2.85	% [1]	$59,246	1.15	% [2]	1.15	% [2]	1.15	% [2]	0.17	% [2]	28%
2014		13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	(3.65)	–	9.46	(3.01)		101,473	1.16		1.16		1.16		0.47		29
2013		13.84	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.61	13.20		345,983	1.22		1.22		1.22		0.26		16
2012		14.36	0.16	0.49	0.65	(0.26)	(0.91)	(1.17)	–	13.84	4.81		969,664	1.20		1.20		1.20		0.92		8
2011		18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	(1.35)	–	14.36	(14.35)		991,706	1.17		1.17		1.17		(0.07)		22
2010		14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	(0.24)	–	18.33	31.82		1,077,659	1.18		1.18		1.18		(0.04)		24
Royce Low-Priced Stock Fund–R Class
2015	†	$9.08	$(0.02)	$0.25	$0.23	$ –	$ –	$ –	$ –	$9.31	2.53	% [1]	$1,365	2.47	% [2]	2.47	% [2]	1.84	% [2]	(0.49	)% [2]	28%
2014		13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	(3.61)	–	9.08	(3.72)		1,892	2.21		2.21		1.84		(0.15)		29
2013		13.58	(0.05)	1.68	1.63	–	(1.94)	(1.94)	–	13.27	12.44		3,130	2.21		2.21		1.84		(0.37)		16
2012		14.05	0.04	0.50	0.54	(0.10)	(0.91)	(1.01)	–	13.58	4.10		5,823	2.05		2.05		1.84		0.22		8
2011		18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	(1.32)	–	14.05	(14.86)		7,337	1.95		1.95		1.84		(0.72)		22
2010		13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	(0.22)	–	18.05	31.00		2,925	2.21		2.21		1.84		(0.67)		24

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 95

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Low-Priced Stock Fund–K Class
2015	†	$2.95	$(0.00)	$0.08	$0.08	$ –	$ –	$ –	$ –	$3.03	2.71	% [1]	$1,897	2.62	% [2]	2.62	% [2]	1.59	% [2]	(0.23	)% [2]	28%
2014		6.89	0.01	(0.34)	(0.33)	–	(3.61)	(3.61)	–	2.95	(3.55)		2,011	2.33		2.33		1.59		0.11		29
2013		7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	(1.95)	–	6.89	12.74		3,841	1.92		1.92		1.59		(0.12)		16
2012		8.65	0.07	0.27	0.34	(0.18)	(0.91)	(1.09)	–	7.90	4.42		6,253	1.71		1.71		1.59		0.40		8
2011		11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	(1.34)	–	8.65	(14.71)		8,719	1.68		1.68		1.59		(0.48)		22
2010		9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	(0.24)	–	11.70	31.44		4,782	1.78		1.78		1.59		(0.40)		24
Royce Total Return Fund–Investment Class
2015	†	$14.74	$0.09	$0.02	$0.11	$ (0.09)	$ –	$ (0.09)	$ –	$14.76	0.74	% [1]	$2,618,704	1.15	% [2]	1.15	% [2]	1.15	% [2]	1.24	% [2]	4%
2014		16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34		3,077,951	1.13		1.13		1.13		0.95		18
2013		13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	–	16.47	32.76		3,657,904	1.13		1.13		1.13		1.00		21
2012		12.68	0.26	1.54	1.80	(0.23)	(0.62)	(0.85)	–	13.63	14.42		3,044,664	1.10		1.10		1.10		1.89		17
2011		13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	(0.27)	–	12.68	(1.68)		3,106,208	1.12		1.12		1.12		1.10		21
2010		10.81	0.19	2.32	2.51	(0.15)	–	(0.15)	–	13.17	23.47		3,562,002	1.14		1.14		1.14		1.64		15
Royce Total Return Fund–Service Class
2015	†	$14.98	$0.07	$0.02	$0.09	$ (0.07)	$ –	$ (0.07)	$ –	$15.00	0.57	% [1]	$195,258	1.47	% [2]	1.47	% [2]	1.47	% [2]	0.92	% [2]	4%
2014		16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08		232,814	1.42		1.42		1.42		0.60		18
2013		13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	–	16.61	32.38		493,111	1.48		1.48		1.48		0.68		21
2012		12.71	0.22	1.55	1.77	(0.14)	(0.62)	(0.76)	–	13.72	14.11		264,528	1.39		1.39		1.39		1.58		17
2011		13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	(0.21)	–	12.71	(2.01)		282,704	1.41		1.41		1.41		0.82		21
2010		10.81	0.16	2.32	2.48	(0.10)	–	(0.10)	–	13.19	23.11		295,656	1.42		1.42		1.42		1.39		15
Royce Total Return Fund–Consultant Class
2015	†	$15.05	$0.02	$0.02	$0.04	$ (0.02)	$ –	$ (0.02)	$ –	$15.07	0.26	% [1]	$326,199	2.13	% [2]	2.13	% [2]	2.13	% [2]	0.26	% [2]	4%
2014		16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37		356,731	2.12		2.12		2.12		(0.04)		18
2013		13.81	(0.00)	4.29	4.29	–	(1.42)	(1.42)	–	16.68	31.38		404,498	2.15		2.15		2.15		(0.02)		21
2012		12.77	0.11	1.56	1.67	(0.01)	(0.62)	(0.63)	–	13.81	13.19		331,116	2.20		2.20		2.20		0.80		17
2011		13.27	0.02	(0.37)	(0.35)	–	(0.15)	(0.15)	–	12.77	(2.64)		328,610	2.07		2.07		2.07		0.15		21
2010		10.90	0.08	2.33	2.41	(0.04)	–	(0.04)	–	13.27	22.18		391,886	2.09		2.09		2.09		0.68		15
Royce Total Return Fund–Institutional Class
2015	†	$14.61	$0.10	$0.02	$0.12	$ (0.10)	$ –	$ (0.10)	$ –	$14.63	0.82	% [1]	$547,264	1.02	% [2]	1.02	% [2]	1.02	% [2]	1.37	% [2]	4%
2014		16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51		572,662	1.00		1.00		1.00		1.09		18
2013		13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	–	16.35	32.93		621,447	1.00		1.00		1.00		1.15		21
2012		12.64	0.27	1.54	1.81	(0.28)	(0.62)	(0.90)	–	13.55	14.48		408,551	1.02		1.02		1.02		2.02		17
2011		13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.64	(1.55)		390,277	1.00		1.00		1.00		1.26		21
2010		10.80	0.21	2.31	2.52	(0.18)	–	(0.18)	–	13.14	23.56		356,038	1.01		1.01		1.01		1.79		15

96 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Total Return Fund–W Class
2015	†	$14.72	$0.09	$0.02	$0.11	$ (0.09)	$ –	$ (0.09)	$ –	$14.74	0.74	% [1]	$148,061	1.17	% [2]	1.17	% [2]	1.17	% [2]	1.23	% [2]	4%
2014		16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	–	14.72	1.35		261,829	1.13		1.13		1.13		0.97		18
2013		13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	–	16.45	32.71		249,035	1.15		1.15		1.15		0.99		21
2012		12.69	0.26	1.54	1.80	(0.25)	(0.62)	(0.87)	–	13.62	14.41		171,603	1.12		1.12		1.12		1.97		17
2011		13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.69	(1.58)		132,488	1.05		1.05		1.05		1.27		21
2010		10.83	0.20	2.32	2.52	(0.16)	–	(0.16)	–	13.19	23.44		75,063	1.09		1.09		1.09		1.74		15
Royce Total Return Fund–R Class
2015	†	$15.07	$0.05	$0.02	$0.07	$ (0.05)	$ –	$ (0.05)	$ –	$15.09	0.46	% [1]	$62,601	1.73	% [2]	1.73	% [2]	1.73	% [2]	0.67	% [2]	4%
2014		16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73		65,501	1.72		1.72		1.72		0.37		18
2013		13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	–	16.73	31.95		72,541	1.75		1.75		1.75		0.39		21
2012		12.79	0.18	1.55	1.73	(0.08)	(0.62)	(0.70)	–	13.82	13.66		48,797	1.74		1.74		1.74		1.36		17
2011		13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	(0.19)	–	12.79	(2.23)		34,695	1.68		1.68		1.68		0.62		21
2010		10.88	0.15	2.32	2.47	(0.07)	–	(0.07)	–	13.28	22.76		20,011	1.71		1.71		1.71		1.20		15
Royce Total Return Fund–K Class
2015	†	$10.71	$0.05	$0.02	$0.07	$ (0.05)	$ –	$ (0.05)	$ –	$10.73	0.61	% [1]	$83,008	1.54	% [2]	1.54	% [2]	1.54	% [2]	0.86	% [2]	4%
2014		12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	(1.77)	–	10.71	1.01		91,271	1.47		1.47		1.47		0.55		18
2013		10.53	0.07	3.27	3.34	(0.05)	(1.42)	(1.47)	–	12.40	32.20		196,344	1.50		1.50		1.50		0.62		21
2012		9.90	0.17	1.21	1.38	(0.13)	(0.62)	(0.75)	–	10.53	14.08		163,412	1.43		1.43		1.43		1.51		17
2011		10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	(0.20)	–	9.90	(1.97)		177,812	1.44		1.44		1.44		0.90		21
2010		8.47	0.13	1.81	1.94	(0.10)	–	(0.10)	–	10.31	23.08		95,319	1.43		1.43		1.43		1.46		15
Royce Heritage Fund–Investment Class
2015	†	$15.21	$0.05	$0.14	$0.19	$ –	$ –	$ –	$ –	$15.40	1.25	% [1]	$178,124	1.08	% [2]	1.08	% [2]	1.08	% [2]	0.59	% [2]	34%
2014		16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)		160,558	1.09		1.09		1.09		0.66		35
2013		14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	–	16.24	26.37		117,306	1.13		1.13		1.13		0.36		79
2012		13.07	0.10	1.80	1.90	(0.13)	(0.36)	(0.49)	–	14.48	14.70		40,374	1.20		1.20		1.20		0.94		39
2011		15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	(0.64)	0.01	13.07	(9.16)		21,088	1.22		1.22		1.22		0.15		51
2010		12.12	0.04	3.31	3.35	(0.08)	(0.29)	(0.37)	–	15.10	27.71		13,313	1.25		1.25		1.24		0.35		66
Royce Heritage Fund–Service Class
2015	†	$15.17	$0.02	$0.15	$0.17	$ –	$ –	$ –	$ –	$15.34	1.12	% [1]	$143,789	1.46	% [2]	1.46	% [2]	1.43	% [2]	0.23	% [2]	34%
2014		16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)		175,433	1.43		1.43		1.40		0.32		35
2013		14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	–	16.20	25.99		223,533	1.45		1.45		1.42		0.02		79
2012		13.00	0.08	1.78	1.86	(0.05)	(0.36)	(0.41)	–	14.45	14.39		203,112	1.46		1.46		1.45		0.56		39
2011		15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	(0.62)	–	13.00	(9.39)		218,770	1.47		1.47		1.44		(0.07)		51
2010		12.07	0.03	3.28	3.31	(0.06)	(0.29)	(0.35)	–	15.03	27.50		243,822	1.47		1.47		1.38		0.21		66

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Heritage Fund–Consultant Class
2015	†	$11.47	$(0.03)	$0.11	$0.08	$ –	$ –	$ –	$ –	$11.55	0.70	% [1]	$12,660	2.35	% [2]	2.35	% [2]	2.24	% [2]	(0.57	)% [2]	34%
2014		12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)		13,338	2.31		2.31		2.31		(0.59)		35
2013		11.68	(0.12)	2.94	2.82	–	(1.93)	(1.93)	–	12.57	24.73		15,942	2.37		2.37		2.37		(0.93)		79
2012		10.64	(0.04)	1.44	1.40	–	(0.36)	(0.36)	–	11.68	13.30		13,909	2.41		2.41		2.41		(0.39)		39
2011		12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	(0.59)	–	10.64	(10.14)		13,850	2.28		2.28		2.28		(0.91)		51
2010		10.14	(0.08)	2.73	2.65	–	(0.29)	(0.29)	–	12.50	26.22		12,801	2.36		2.36		2.36		(0.77)		66
Royce Heritage Fund–R Class
2015	†	$10.60	$(0.01)	$0.11	$0.10	$ –	$ –	$ –	$ –	$10.70	0.94	% [1]	$2,903	2.06	% [2]	2.05	% [2]	1.84	% [2]	(0.19	)% [2]	34%
2014		11.63	(0.02)	(0.18)	(0.20)	–	(0.83)	(0.83)	–	10.60	(1.59)		3,727	1.89		1.89		1.84		(0.14)		35
2013		10.86	(0.05)	2.75	2.70	–	(1.93)	(1.93)	–	11.63	25.51		6,805	1.90		1.90		1.84		(0.39)		79
2012		9.87	0.02	1.34	1.36	(0.01)	(0.36)	(0.37)	–	10.86	13.88		4,832	1.95		1.95		1.84		0.17		39
2011		11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	(0.63)	–	9.87	(9.73)		4,081	1.90		1.90		1.84		(0.45)		51
2010		9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	(0.32)	–	11.63	26.84		1,909	2.22		2.22		1.84		(0.25)		66
Royce Heritage Fund–K Class
2015	†	$10.70	$0.00	$0.11	$0.11	$ –	$ –	$ –	$ –	$10.81	1.03	% [1]	$4,924	1.92	% [2]	1.92	% [2]	1.59	% [2]	0.08	% [2]	34%
2014		11.70	0.02	(0.19)	(0.17)	–	(0.83)	(0.83)	–	10.70	(1.32)		5,462	1.87		1.87		1.59		0.14		35
2013		10.90	(0.02)	2.75	2.73	–	(1.93)	(1.93)	–	11.70	25.69		6,419	1.70		1.70		1.59		(0.15)		79
2012		9.93	0.04	1.36	1.40	(0.07)	(0.36)	(0.43)	–	10.90	14.22		7,077	1.61		1.61		1.59		0.42		39
2011		11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	(0.63)	–	9.93	(9.53)		7,787	1.66		1.66		1.59		(0.24)		51
2010		9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	(0.35)	–	11.68	27.29		5,214	1.67		1.67		1.59		(0.00)		66
Royce Opportunity Fund–Investment Class
2015	†	$13.46	$(0.02)	$0.11	$0.09	$ –	$ –	$ –	$ –	$13.55	0.67	% [1]	$1,040,355	1.16	% [2]	1.16	% [2]	1.16	% [2]	(0.32	)% [2]	12%
2014		15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)		1,284,044	1.14		1.14		1.14		(0.30)		36
2013		11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50		1,426,214	1.16		1.16		1.16		(0.36)		39
2012		10.32	0.00	2.30	2.30	–	(0.67)	(0.67)	–	11.95	22.59		921,473	1.13		1.13		1.13		0.02		34
2011		12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	(0.19)	–	10.32	(12.95)		878,824	1.16		1.16		1.16		(0.38)		35
2010		9.03	(0.04)	3.09	3.05	–	–	–	–	12.08	33.78		1,170,607	1.17		1.17		1.17		(0.44)		47
Royce Opportunity Fund–Service Class
2015	†	$12.80	$(0.04)	$0.10	$0.06	$ –	$ –	$ –	$ –	$12.86	0.47	% [1]	$136,217	1.50	% [2]	1.50	% [2]	1.49	% [2]	(0.65	)% [2]	12%
2014		14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)		155,085	1.47		1.47		1.47		(0.64)		36
2013		11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10		208,237	1.47		1.47		1.47		(0.67)		39
2012		10.03	(0.04)	2.23	2.19	–	(0.67)	(0.67)	–	11.55	22.14		205,084	1.46		1.46		1.46		(0.32)		34
2011		11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	(0.19)	0.01	10.03	(13.20)		160,496	1.48		1.48		1.48		(0.73)		35
2010		8.83	(0.08)	3.03	2.95	–	–	–	–	11.78	33.41		312,728	1.46		1.46		1.46		(0.78)		47

98 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Opportunity Fund–Consultant Class
2015	†	$11.79	$(0.08)	$0.10	$0.02	$ –	$ –	$ –	$ –	$11.81	0.17	% [1]	$22,566	2.22	% [2]	2.22	% [2]	2.22	% [2]	(1.37	)% [2]	12%
2014		14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)		20,518	2.24		2.24		2.24		(1.40)		36
2013		11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93		18,643	2.31		2.31		2.31		(1.51)		39
2012		9.67	(0.13)	2.14	2.01	–	(0.67)	(0.67)	–	11.01	21.09		11,930	2.36		2.36		2.36		(1.22)		34
2011		11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	(0.19)	–	9.67	(13.91)		11,884	2.24		2.24		2.24		(1.44)		35
2010		8.66	(0.15)	2.95	2.80	–	–	–	–	11.46	32.33		13,126	2.29		2.29		2.29		(1.56)		47
Royce Opportunity Fund–Institutional Class
2015	†	$13.64	$(0.01)	$0.11	$0.10	$ –	$ –	$ –	$ –	$13.74	0.73	% [1]	$757,992	1.04	% [2]	1.04	% [2]	1.04	% [2]	(0.20	)% [2]	12%
2014		15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)		799,131	1.03		1.03		1.03		(0.20)		36
2013		12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69		853,886	1.03		1.03		1.03		(0.23)		39
2012		10.40	0.01	2.32	2.33	–	(0.67)	(0.67)	–	12.06	22.70		689,939	1.04		1.04		1.04		0.11		34
2011		12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	(0.19)	–	10.40	(12.86)		574,826	1.03		1.03		1.03		(0.24)		35
2010		9.07	(0.03)	3.12	3.09	–	–	–	–	12.16	34.07		702,220	1.04		1.04		1.04		(0.32)		47
Royce Opportunity Fund–R Class
2015	†	$12.56	$(0.06)	$0.11	$0.05	$ –	$ –	$ –	$ –	$12.61	0.40	% [1]	$35,669	1.74	% [2]	1.74	% [2]	1.74	% [2]	(0.90	)% [2]	12%
2014		14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)		33,699	1.78		1.78		1.78		(0.93)		36
2013		11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56		22,730	1.82		1.82		1.82		(1.02)		39
2012		9.98	(0.07)	2.22	2.15	–	(0.67)	(0.67)	–	11.46	21.85		6,612	2.01		2.01		1.84		(0.62)		34
2011		11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	(0.19)	–	9.98	(13.62)		3,088	2.03		2.03		1.84		(0.98)		35
2010		8.86	(0.11)	3.03	2.92	–	–	–	–	11.78	32.96		1,407	2.88		2.88		1.84		(1.06)		47
Royce Opportunity Fund–K Class
2015	†	$11.57	$(0.05)	$0.09	$0.04	$ –	$ –	$ –	$ –	$11.61	0.35	% [1]	$16,734	1.63	% [2]	1.63	% [2]	1.63	% [2]	(0.79	)% [2]	12%
2014		13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	(1.94)	–	11.57	(0.90)		22,892	1.59		1.59		1.59		(0.75)		36
2013		10.70	(0.08)	4.62	4.54	–	(1.54)	(1.54)	–	13.70	43.07		17,927	1.46		1.46		1.46		(0.65)		39
2012		9.33	(0.04)	2.08	2.04	–	(0.67)	(0.67)	–	10.70	22.19		8,828	1.52		1.52		1.52		(0.36)		34
2011		10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	(0.19)	–	9.33	(13.25)		6,484	1.46		1.46		1.46		(0.68)		35
2010		8.24	(0.07)	2.81	2.74	–	–	–	–	10.98	33.25		6,657	1.63		1.63		1.59		(0.76)		47
Royce Special Equity Fund–Investment Class
2015	†	$22.86	$0.11	$(0.23)	$(0.12)	$ –	$ –	$ –	$ –	$22.74	(0.52	)% [1]	$1,618,768	1.15	% [2]	1.15	% [2]	1.15	% [2]	1.01	% [2]	8%
2014		25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09		1,950,211	1.12		1.12		1.12		0.47		21
2013		21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	–	25.02	29.36		2,510,346	1.13		1.13		1.13		0.13		28
2012		19.70	0.46	2.53	2.99	(0.46)	(1.10)	(1.56)	–	21.13	15.36		2,048,091	1.13		1.13		1.13		2.20		31
2011		20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	(1.17)	–	19.70	0.08		1,677,393	1.15		1.15		1.15		0.23		23
2010		17.50	0.14	3.29	3.43	(0.06)	–	(0.06)	–	20.87	19.61		1,487,632	1.17		1.16		1.16		0.78		21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Special Equity Fund–Service Class
2015	†	$22.81	$0.09	$(0.23)	$(0.14)	$ –	$ –	$ –	$ –	$22.67	(0.61	)% [1]	$179,409	1.50	% [2]	1.50	% [2]	1.39	% [2]	0.78	% [2]	8%
2014		24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80		233,791	1.44		1.44		1.39		0.20		21
2013		21.12	(0.03)	6.08	6.05	–	(2.20)	(2.20)	–	24.97	29.04		335,952	1.45		1.45		1.39		(0.13)		28
2012		19.66	0.42	2.52	2.94	(0.38)	(1.10)	(1.48)	–	21.12	15.10		250,915	1.43		1.43		1.39		1.90		31
2011		20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	(1.13)	0.01	19.66	(0.12)		216,143	1.45		1.45		1.39		0.00		23
2010		17.48	0.10	3.27	3.37	(0.03)	–	(0.03)	0.01	20.83	19.33		160,870	1.48		1.48		1.39		0.56		21
Royce Special Equity Fund–Consultant Class
2015	†	$21.27	$(0.00)	$(0.21)	$(0.21)	$ –	$ –	$ –	$ –	$21.06	(0.99	)% [1]	$55,950	2.16	% [2]	2.16	% [2]	2.16	% [2]	(0.01	)% [2]	8%
2014		23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04		63,981	2.14		2.14		2.14		(0.56)		21
2013		20.20	(0.21)	5.78	5.57	–	(2.20)	(2.20)	–	23.57	27.97		71,333	2.17		2.17		2.17		(0.90)		28
2012		18.88	0.23	2.42	2.65	(0.23)	(1.10)	(1.33)	–	20.20	14.20		57,755	2.18		2.18		2.18		1.13		31
2011		20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	(1.08)	–	18.88	(0.93)		50,253	2.16		2.16		2.16		(0.77)		23
2010		17.03	(0.04)	3.17	3.13	–	–	–	–	20.16	18.38		38,497	2.17		2.17		2.17		(0.22)		21
Royce Special Equity Fund–Institutional Class
2015	†	$22.71	$0.13	$(0.23)	$(0.10)	$ –	$ –	$ –	$ –	$22.61	(0.44	)% [1]	$296,079	1.03	% [2]	1.03	% [2]	1.03	% [2]	1.18	% [2]	8%
2014		24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17		639,723	1.02		1.02		1.02		0.56		21
2013		21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	–	24.88	29.51		700,200	1.01		1.01		1.01		0.26		28
2012		19.63	0.49	2.51	3.00	(0.51)	(1.10)	(1.61)	–	21.02	15.46		571,388	1.02		1.02		1.02		2.28		31
2011		20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	(1.20)	–	19.63	0.25		481,855	1.03		1.03		1.03		0.36		23
2010		17.44	0.16	3.27	3.43	(0.08)	–	(0.08)	–	20.79	19.69		445,168	1.04		1.04		1.04		0.91		21
Royce Select Fund I–Investment Class
2015	†	$17.27	$0.05	$(0.01)	$0.04	$ –	$ –	$ –	$ –	$17.31	0.23	% [2]	$22,987	1.37	% [2]	1.37	% [2]	1.24	% [2]	0.62	% [2]	21%
2014		19.66	(0.03)	0.02	(0.01)	–	(2.38)	(2.38)	–	17.27	0.23		39,220	1.23		1.23		1.23		(0.15)		40
2013		17.40	(0.07)	4.48	4.41	(0.00)	(2.15)	(2.15)	–	19.66	25.99		47,238	1.20		1.20		1.20		(0.36)		56
2012		16.93	0.31	1.95	2.26	(0.30)	(1.49)	(1.79)	–	17.40	13.68		49,856	0.00		0.00		0.00		1.68		54
2011		20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	(2.56)	–	16.93	(3.61)		47,345	1.45		1.45		1.45		(0.78)		63
2010		17.42	(0.23)	3.39	3.16	–	(0.26)	(0.26)	–	20.32	18.15		58,788	2.37		2.37		2.37		(1.26)		49
Royce Small-Cap Value Fund–Investment Class
2015	†	$11.81	$0.06	$0.08	$0.14	$ –	$ –	$ –	$ –	$11.95	1.19	% [1]	$118,069	1.21	% [2]	1.21	% [2]	1.21	% [2]	0.95	% [2]	30%
2014		13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27		140,163	1.18		1.18		1.18		0.32		38
2013		11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	–	13.52	28.06		196,854	1.21		1.21		1.21		0.11		51
2012		10.97	0.15	0.92	1.07	(0.14)	(0.53)	(0.67)	–	11.37	9.88		206,316	1.19		1.19		1.19		1.22		25
2011		12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	(0.82)	0.01	10.97	(7.17)		218,126	1.17		1.17		1.17		0.09		35
2010		10.16	0.03	2.55	2.58	(0.04)	–	(0.04)	–	12.70	25.42		115,007	1.16		1.16		1.16		0.32		35

100 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Small-Cap Value Fund–Service Class
2015	†	$11.76	$0.04	$0.08	$0.12	$ –	$ –	$ –	$ –	$11.88	1.02	% [1]	$373,436	1.51	% [2]	1.51	% [2]	1.49	% [2]	0.68	% [2]	30%
2014		13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)		477,999	1.45		1.45		1.45		0.04		38
2013		11.34	(0.02)	3.13	3.11	–	(0.97)	(0.97)	–	13.48	27.76		680,674	1.48		1.48		1.48		(0.17)		51
2012		10.94	0.12	0.91	1.03	(0.10)	(0.53)	(0.63)	–	11.34	9.56		831,673	1.45		1.45		1.45		0.90		25
2011		12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	(0.77)	0.01	10.94	(7.41)		1,083,903	1.45		1.45		1.44		(0.23)		35
2010		10.13	0.00	2.53	2.53	(0.01)	–	(0.01)	–	12.65	24.97		1,415,766	1.46		1.46		1.44		0.04		35
Royce Small-Cap Value Fund–Consultant Class
2015	†	$10.87	$(0.01)	$0.08	$0.07	$ –	$ –	$ –	$ –	$10.94	0.64	% [1]	$24,282	2.25	% [2]	2.25	% [2]	2.25	% [2]	(0.09	)% [2]	30%
2014		12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)		26,716	2.21		2.21		2.21		(0.71)		38
2013		10.81	(0.12)	2.96	2.84	–	(0.97)	(0.97)	–	12.68	26.61		31,604	2.29		2.29		2.29		(0.97)		51
2012		10.46	0.02	0.89	0.91	(0.03)	(0.53)	(0.56)	–	10.81	8.77		33,480	2.26		2.26		2.26		0.15		25
2011		12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	(0.75)	–	10.46	(8.20)		36,104	2.17		2.17		2.17		(0.94)		35
2010		9.84	(0.07)	2.44	2.37	–	–	–	–	12.21	24.09		35,167	2.18		2.18		2.18		(0.69)		35
Royce Small-Cap Value Fund–Institutional Class
2015	†	$11.81	$0.06	$0.09	$0.15	$ –	$ –	$ –	$ –	$11.96	1.27	% [1]	$200,479	1.06	% [2]	1.06	% [2]	1.06	% [2]	1.08	% [2]	30%
2014		13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	(1.72)	–	11.81	0.35		196,543	1.05		1.05		1.05		0.46		38
2013		11.38	0.04	3.13	3.17	(0.05)	(0.97)	(1.02)	–	13.53	28.22		219,667	1.05		1.05		1.05		0.27		51
2012		10.98	0.17	0.92	1.09	(0.16)	(0.53)	(0.69)	–	11.38	10.04		202,643	1.05		1.05		1.05		1.41		25
2011		12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	(0.82)	–	10.98	(7.12)		190,591	1.04		1.04		1.04		0.19		35
2010		10.17	0.05	2.54	2.59	(0.05)	–	(0.05)	–	12.71	25.52		219,111	1.04		1.04		1.04		0.45		35
Royce Small-Cap Value Fund–R Class
2015	†	$11.43	$0.02	$0.08	$0.10	$ –	$ –	$ –	$ –	$11.53	0.87	% [1]	$26,535	1.83	% [2]	1.83	% [2]	1.83	% [2]	0.33	% [2]	30%
2014		13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)		31,043	1.77		1.77		1.77		(0.26)		38
2013		11.16	(0.06)	3.06	3.00	–	(0.97)	(0.97)	–	13.19	27.21		37,409	1.83		1.83		1.83		(0.52)		51
2012		10.78	0.07	0.91	0.98	(0.07)	(0.53)	(0.60)	–	11.16	9.18		37,679	1.85		1.85		1.85		0.59		25
2011		12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	(0.79)	–	10.78	(7.75)		34,151	1.68		1.68		1.68		(0.44)		35
2010		10.05	(0.02)	2.51	2.49	(0.00)	–	(0.00)	–	12.54	24.81		26,524	1.68		1.67		1.67		(0.16)		35
Royce Small-Cap Value Fund–K Class
2015	†	$8.90	$0.02	$0.06	$0.08	$ –	$ –	$ –	$ –	$8.98	0.90	% [1]	$8,563	1.81	% [2]	1.81	% [2]	1.81	% [2]	0.34	% [2]	30%
2014		10.65	(0.02)	(0.06)	(0.08)	–	(1.67)	(1.67)	–	8.90	(0.32)		9,363	1.67		1.67		1.67		(0.18)		38
2013		9.14	(0.03)	2.51	2.48	–	(0.97)	(0.97)	–	10.65	27.55		16,285	1.62		1.62		1.62		(0.30)		51
2012		8.95	0.09	0.75	0.84	(0.12)	(0.53)	(0.65)	–	9.14	9.49		18,209	1.53		1.53		1.53		0.98		25
2011		10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	(0.79)	–	8.95	(7.54)		14,079	1.54		1.54		1.54		(0.33)		35
2010		8.46	(0.00)	2.10	2.10	(0.02)	–	(0.02)	–	10.54	24.82		13,195	1.50		1.50		1.50		0.01		35

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets						Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
														Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers
Royce Smaller-Companies Growth Fund–Investment Class
2015	†	$14.36	$(0.03)	$1.33	$1.30	$ –	$–	$ –	$ –	$15.66	9.05	% [1]	$289,769	1.32	% [2]	1.32	% [2]	1.24	% [2]	(0.42	)% [2]	17%
2014		17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04		295,412	1.33		1.33		1.33		(0.40)		52
2013		13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	–	17.03	32.59		244,269	1.37		1.37		1.37		(0.59)		45
2012		12.04	(0.02)	1.88	1.86	–	–	–	–	13.90	15.45		228,016	1.27		1.27		1.27		(0.14)		32
2011		13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	(0.15)	–	12.04	(9.79)		298,073	1.13		1.13		1.13		(0.42)		49
2010		11.31	(0.02)	2.31	2.29	(0.08)	–	(0.08)	–	13.52	20.25		305,161	1.08		1.08		1.08		(0.14)		48
Royce Smaller-Companies Growth Fund–Service Class
2015	†	$14.23	$(0.05)	$1.32	$1.27	$ –	$–	$ –	$ –	$15.50	8.92	% [1]	$543,708	1.49	% [2]	1.49	% [2]	1.47	% [2]	(0.65	)% [2]	17%
2014		16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89		572,899	1.44		1.44		1.42		(0.51)		52
2013		13.83	(0.11)	4.56	4.45	–	(1.35)	(1.35)	–	16.93	32.52		835,379	1.48		1.48		1.46		(0.69)		45
2012		12.00	(0.04)	1.87	1.83	–	–	–	–	13.83	15.25		966,735	1.45		1.45		1.44		(0.33)		32
2011		13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	(0.08)	–	12.00	(9.98)		1,417,973	1.44		1.44		1.42		(0.74)		49
2010		11.24	(0.06)	2.27	2.21	(0.03)	–	(0.03)	–	13.42	19.70		2,454,325	1.44		1.44		1.42		(0.53)		48
Royce Smaller-Companies Growth Fund–Consultant Class
2015	†	$13.12	$(0.10)	$1.22	$1.12	$ –	$–	$ –	$ –	$14.24	8.54	% [1]	$16,699	2.32	% [2]	2.32	% [2]	2.24	% [2]	(1.42	)% [2]	17%
2014		15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05		17,158	2.29		2.29		2.29		(1.37)		52
2013		13.24	(0.24)	4.34	4.10	–	(1.35)	(1.35)	–	15.99	31.31		22,614	2.36		2.36		2.36		(1.58)		45
2012		11.60	(0.15)	1.79	1.64	–	–	–	–	13.24	14.14		19,618	2.37		2.37		2.37		(1.21)		32
2011		12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	11.60	(10.70)		20,245	2.19		2.19		2.19		(1.50)		49
2010		10.93	(0.14)	2.20	2.06	–	–	–	–	12.99	18.85		30,279	2.16		2.16		2.16		(1.26)		48
Royce Smaller-Companies Growth Fund–Institutional Class
2015	†	$14.46	$(0.02)	$1.34	$1.32	$ –	$–	$ –	$ –	$15.78	9.13	% [1]	$35,692	1.11	% [2]	1.11	% [2]	1.11	% [2]	(0.30	)% [2]	17%
2014		17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26		38,718	1.06		1.06		1.06		(0.16)		52
2013		13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	–	17.09	32.99		142,923	1.07		1.07		1.07		(0.30)		45
2012		12.05	0.01	1.88	1.89	–	–	–	–	13.94	15.68		216,572	1.06		1.06		1.06		0.08		32
2011		13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	(0.16)	–	12.05	(9.70)		261,425	1.05		1.05		1.05		(0.36)		49
2010		11.31	(0.01)	2.30	2.29	(0.08)	–	(0.08)	–	13.52	20.25		425,911	1.04		1.04		1.04		(0.12)		48
Royce Smaller-Companies Growth Fund–R Class
2015	†	$13.64	$(0.07)	$1.26	$1.19	$ –	$–	$ –	$ –	$14.83	8.72	% [1]	$1,234	2.39	% [2]	2.39	% [2]	1.84	% [2]	(1.03	)% [2]	17%
2014		16.43	(0.15)	0.64	0.49	–	(3.28)	(3.28)	–	13.64	3.45		1,360	2.35		2.35		1.84		(0.93)		52
2013		13.51	(0.16)	4.43	4.27	–	(1.35)	(1.35)	–	16.43	31.95		1,605	2.41		2.41		1.84		(1.06)		45
2012		11.77	(0.09)	1.83	1.74	–	–	–	–	13.51	14.78		1,221	2.35		2.35		1.84		(0.66)		32
2011		13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	(0.09)	–	11.77	(10.40)		1,079	2.45		2.45		1.84		(1.12)		49
2010		11.13	(0.11)	2.26	2.15	(0.04)	–	(0.04)	–	13.24	19.34		942	2.75		2.75		1.84		(0.90)		48

102 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets						Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
														Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers
Royce Smaller-Companies Growth Fund–K Class
2015	†	$9.05	$(0.04)	$0.84	$0.80	$ –	$–	$ –	$ –	$9.85	8.84	% [1]	$455	5.76	% [2]	5.76	% [2]	1.59	% [2]	(0.78	)% [2]	17%
2014		11.96	(0.08)	0.45	0.37	–	(3.28)	(3.28)	–	9.05	3.75		497	3.63		3.63		1.59		(0.67)		52
2013		10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	(1.35)	–	11.96	32.31		968	2.62		2.62		1.59		(0.82)		45
2012		8.78	(0.04)	1.36	1.32	–	–	–	–	10.10	15.03		486	2.96		2.96		1.59		(0.45)		32
2011		9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	8.78	(10.13)		501	1.86		1.86		1.59		(0.86)		49
2010		8.22	(0.06)	1.67	1.61	(0.06)	–	(0.06)	–	9.77	19.55		1,851	1.88		1.88		1.59		(0.67)		48
Royce 100 Fund–Investment Class
2015	†	$8.74	$0.02	$(0.02)	$0.00	$ –	$–	$ –	$ –	$8.74	0.00	% [1]	$53,856	1.28	% [2]	1.28	% [2]	1.24	% [2]	0.55	% [2]	32%
2014		10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)		68,898	1.22		1.22		1.22		(0.03)		39
2013		8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	–	10.11	31.24		60,156	1.20		1.20		1.20		(0.07)		31
2012		8.74	0.12	0.88	1.00	(0.15)	(0.74)	(0.89)	–	8.85	11.78		68,395	1.19		1.19		1.19		1.31		13
2011		9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	(0.45)	–	8.74	(6.31)		63,012	1.17		1.17		1.17		(0.27)		27
2010		7.94	0.03	1.96	1.99	–	(0.11)	(0.11)	–	9.82	25.06		66,011	1.17		1.17		1.17		0.33		27
Royce 100 Fund–Service Class
2015	†	$8.65	$0.01	$(0.02)	$(0.01)	$ –	$–	$ –	$ –	$8.64	(0.12	)% [1]	$91,720	1.62	% [2]	1.62	% [2]	1.49	% [2]	0.31	% [2]	32%
2014		10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)		149,736	1.52		1.52		1.50		(0.39)		39
2013		8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	–	10.05	30.85		231,879	1.50		1.50		1.48		(0.36)		31
2012		8.67	0.11	0.86	0.97	(0.09)	(0.74)	(0.83)	–	8.81	11.52		220,674	1.46		1.46		1.42		1.03		13
2011		9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	(0.45)	–	8.67	(6.52)		310,825	1.47		1.47		1.42		(0.53)		27
2010		7.91	0.00	1.96	1.96	–	(0.11)	(0.11)	–	9.76	24.77		366,184	1.50		1.50		1.46		0.03		27
Royce 100 Fund–R Class
2015	†	$11.14	$(0.00)	$(0.03)	$(0.03)	$ –	$–	$ –	$ –	$11.11	(0.27	)% [1]	$1,994	2.35	% [2]	2.35	% [2]	1.84	% [2]	(0.07	)% [2]	32%
2014		12.67	(0.09)	(0.39)	(0.48)	–	(1.05)	(1.05)	–	11.14	(3.61)		1,983	2.23		2.23		1.84		(0.73)		39
2013		10.84	(0.09)	3.34	3.25	–	(1.42)	(1.42)	–	12.67	30.45		2,807	2.28		2.28		1.84		(0.72)		31
2012		10.46	0.05	1.07	1.12	–	(0.74)	(0.74)	–	10.84	10.95		2,554	2.57		2.57		1.84		0.46		13
2011		11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	(0.45)	–	10.46	(6.88)		3,469	2.70		2.69		1.84		(0.88)		27
2010		9.52	(0.03)	2.34	2.31	–	(0.11)	(0.11)	–	11.72	24.26		1,358	2.22		2.21		1.84		(0.29)		27
Royce 100 Fund–K Class
2015	†	$11.34	$0.01	$(0.03)	$(0.02)	$ –	$–	$ –	$ –	$11.32	(0.18	)% [1]	$475	4.94	% [2]	4.94	% [2]	1.59	% [2]	0.19	% [2]	32%
2014		12.84	(0.07)	(0.38)	(0.45)	–	(1.05)	(1.05)	–	11.34	(3.33)		672	2.98		2.98		1.59		(0.53)		39
2013		10.95	(0.06)	3.37	3.31	–	(1.42)	(1.42)	–	12.84	30.69		2,320	1.78		1.78		1.59		(0.50)		31
2012		10.56	0.11	1.06	1.17	(0.04)	(0.74)	(0.78)	–	10.95	11.37		3,554	1.68		1.68		1.59		0.88		13
2011		11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	(0.45)	–	10.56	(6.75)		4,447	1.66		1.66		1.59		(0.68)		27
2010		9.57	0.02	2.33	2.35	–	(0.11)	(0.11)	–	11.81	24.55		2,915	1.89		1.89		1.59		0.20		27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets						Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
														Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers
Royce Micro-Cap Discovery Fund–Service Class
2015	†	$6.01	$(0.01)	$0.05	$0.04	$–	$–	$–	$ –	$6.05	0.67	% [1]	$5,564	2.30	% [2]	2.30	% [2]	1.49	% [2]	(0.22	)% [2]	41%
2014		6.87	(0.00)	0.04	0.04	–	(0.90)	(0.90)	–	6.01	0.97		5,575	2.27		2.27		1.49		(0.05)		85
2013		5.23	(0.02)	1.86	1.84	–	(0.20)	(0.20)	–	6.87	35.29		5,816	2.50		2.50		1.49		(0.33)		81
2012		5.12	0.04	0.12	0.16	(0.05)	–	(0.05)	–	5.23	3.10		4,468	2.94		2.94		1.49		0.85		87
2011		5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	(0.00)	0.01	5.12	(2.24)		3,621	2.99		2.99		1.49		(0.71)		72
2010		4.38	(0.01)	0.87	0.86	–	–	–	–	5.24	19.63		3,637	3.04		3.04		1.49		(0.19)		105
Royce Dividend Value Fund–Investment Class
2015	†	$8.12	$0.07	$0.15	$0.22	$(0.07)	$–	$(0.07)	$ –	$8.27	2.71	% [1]	$149,310	1.24	% [2]	1.24	% [2]	1.22	% [2]	1.71	% [2]	7%
2014		8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)		176,002	1.21		1.21		1.19		1.25		22
2013		7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23		211,589	1.21		1.21		1.21		1.13		36
2012		6.34	0.14	0.95	1.09	(0.12)	(0.02)	(0.14)	–	7.29	17.26		118,820	1.19		1.19		1.19		1.99		28
2011		6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	(0.16)	–	6.34	(4.46)		85,188	1.20		1.20		1.20		1.14		14
2010		5.31	0.09	1.51	1.60	(0.08)	(0.03)	(0.11)	–	6.80	30.46		35,626	1.38		1.38		1.24		1.56		21
Royce Dividend Value Fund–Service Class
2015	†	$8.22	$0.06	$0.16	$0.22	$(0.06)	$–	$(0.06)	$ –	$8.38	2.68	% [1]	$235,243	1.52	% [2]	1.52	% [2]	1.49	% [2]	1.44	% [2]	7%
2014		8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)		295,560	1.47		1.47		1.44		0.98		22
2013		7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74		407,599	1.48		1.48		1.46		0.87		36
2012		6.38	0.12	0.95	1.07	(0.08)	(0.02)	(0.10)	–	7.35	16.95		252,443	1.48		1.48		1.46		1.74		28
2011		6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	(0.13)	–	6.38	(4.55)		201,634	1.48		1.48		1.46		0.84		14
2010		5.33	0.08	1.51	1.59	(0.07)	(0.03)	(0.10)	–	6.82	30.11		117,304	1.56		1.56		1.49		1.32		21
Royce Dividend Value Fund–Consultant Class [b]
2015	†	$9.22	$0.02	$0.19	$0.21	$(0.04)	$–	$(0.04)	$ –	$9.39	2.22	% [1]	$1,095	4.47	% [2]	4.47	% [2]	2.24	% [2]	0.69	% [2]	7%
2014		10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43	) [1]	912	9.25	[2]	9.25	[2]	2.24	[2]	0.45	[2]	22
Royce Dividend Value Fund–Institutional Class [c]
2015	†	$8.09	$0.08	$0.15	$0.23	$(0.08)	$–	$(0.08)	$ –	$8.24	2.78	% [1]	$41,588	1.11	% [2]	1.11	% [2]	1.04	% [2]	1.90	% [2]	7%
2014		8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)		40,942	1.10		1.10		1.04		1.42		22
2013		7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46		31,236	1.11		1.11		1.04		1.29		36
2012		6.80	0.08	0.50	0.58	(0.08)	(0.02)	(0.10)	–	7.28	8.51 [1]		23,460	1.33	[2]	1.33	[2]	1.04	[2]	3.48	[2]	28
Royce Micro-Cap Opportunity Fund–Investment Class [d]
2015	†	$16.52	$(0.05)	$0.76	$0.71	$–	$–	$–	$ –	$17.23	4.30	% [1]	$20,099	1.54	% [2]	1.54	% [2]	1.28	% [2]	(0.62	)% [2]	69%
2014		17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)		18,221	1.56		1.56		1.28		(0.60)		131
2013		12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61		17,461	1.78		1.78		1.29		(0.80)		129
2012		10.33	0.07	3.50	3.57	(0.13)	(0.96)	(1.09)	–	12.81	35.14		3,198	0.29	[2]	0.29	[2]	0.25	[2]	0.64	[2]	196
2011		12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	(0.41)	–	10.33	(17.14)		2,102	1.14		1.14		1.14		0.08		299
2010		10.00	(0.43)	3.42	2.99	–	–	–	–	12.99	29.90	[1]	1,913	4.01	[1]	4.01	[1]	4.01	[1]	(3.79	) [1]	95

104 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets						Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
														Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers
Royce Micro-Cap Opportunity Fund–Service Class [b]
2015	†	$8.37	$(0.04)	$0.38	$0.34	$ –	$–	$ –	$ –	$8.71	4.06	% [1]	$1,389	4.25	% [2]	4.25	% [2]	1.53	% [2]	(0.86	)% [2]	69%
2014		10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11	) [1]	939	10.50	[2]	10.50	[2]	1.53	[2]	(0.65	) [2]	131
Royce Special Equity Multi-Cap Fund–Investment Class [e]
2015	†	$15.55	$0.10	$(0.57)	$(0.47)	$ –	$–	$ –	$ –	$15.08	(3.02	)% [1]	$121,614	0.95	% [2]	0.95	% [2]	0.95	% [2]	1.30	% [2]	16%
2014		14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53		123,545	0.97		0.97		0.96		0.95		39
2013		11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	–	14.92	36.62		62,387	1.16		1.16		1.15		0.93		44
2012		11.54	0.12	0.22	0.34	(0.14)	(0.10)	(0.24)	–	11.64	3.00	[1]	34,375	1.19	[2]	1.19	[2]	1.16	[2]	1.55	[2]	14
Royce Special Equity Multi-Cap Fund–Service Class [f]
2015	†	$15.60	$0.08	$(0.57)	$(0.49)	$ –	$–	$ –	$ –	$15.11	(3.14	)% [1]	$77,524	1.31	% [2]	1.31	% [2]	1.24	% [2]	1.01	% [2]	16%
2014		14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28		94,878	1.34		1.34		1.24		0.66		39
2013		11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	–	14.96	36.26		78,233	1.61		1.61		1.38		0.69		44
2012		10.64	0.13	1.10	1.23	(0.09)	(0.10)	(0.19)	–	11.68	11.62		43,690	1.51		1.51		1.36		1.15		14
2011		10.00	0.06	0.65	0.71	(0.06)	(0.02)	(0.08)	0.01	10.64	7.20	[1]	36,811	1.97	[2]	1.97	[2]	1.39	[2]	1.45	[2]	5
Royce Special Equity Multi-Cap Fund–Consultant Class [g]
2015	†	$10.72	$0.01	$(0.39)	$(0.38)	$ –	$–	$ –	$ –	$10.34	(3.54	)% [1]	$9,274	2.20	% [2]	2.20	% [2]	1.99	% [2]	0.26	% [2]	16%
2014		10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57	[1]	9,223	2.54	[2]	2.54	[2]	1.99	[2]	(0.05	) [2]	39
Royce Special Equity Multi-Cap Fund–Institutional Class [h]
2015	†	$15.56	$0.11	$(0.57)	$(0.46)	$ –	$–	$ –	$ –	$15.10	(2.96	)% [1]	$49,938	0.92	% [2]	0.92	% [2]	0.89	% [2]	1.36	% [2]	16%
2014		14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64		75,941	0.93		0.93		0.89		1.01		39
2013		11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	–	14.92	36.73		48,063	1.10		1.10		1.04		1.02		44
2012		11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	(0.26)	–	11.64	0.61	[1]	30,905	1.21	[2]	1.21	[2]	1.04	[2]	1.76	[2]	14

†	Six months ended June 30, 2015 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on March 21, 2014.
[c]	The Class commenced operations on September 4, 2012.
[d]	The Class commenced operations on September 1, 2010.
[e]	The Class commenced operations on March 1, 2012.
[f]	The Class commenced operations on January 3, 2011.
[g]	The Class commenced operations on January 27, 2014.
[h]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 105

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
   Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund I, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce 100 Fund, Royce Micro-Cap Discovery Fund, Royce Dividend Value Fund, Royce Micro-Cap Opportunity Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are sixteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2015, Royce Value Fund became Royce Small-Cap Value Fund, Royce Value Plus Fund became Royce Smaller-Companies Growth Fund and Royce Opportunity Select Fund became Royce Micro-Cap Opportunity Fund.
   Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
   The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
   At June 30, 2015, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	21%
Royce Micro-Cap Discovery Fund	71%
Royce Micro-Cap Opportunity Fund	28%

VALUATION OF INVESTMENTS:
   Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
   Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

106  |  The Royce Funds 2015 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Pennsylvania Mutual Fund
Common Stocks	$4,426,758,335	$ 8,465,718	$0	$4,435,224,053
Cash Equivalents	27,188,580	125,906,000	-	153,094,580
Royce Micro-Cap Fund
Common Stocks	381,165,436	978,851	1,049,127	383,193,414
Cash Equivalents	12,625,181	13,158,000	-	25,783,181
Royce Premier Fund
Common Stocks	4,023,977,590	-	-	4,023,977,590
Cash Equivalents	44,759,784	352,403,000	-	397,162,784
Royce Low-Priced Stock Fund
Common Stocks	494,737,606	-	-	494,737,606
Cash Equivalents	16,161,325	39,523,000	-	55,684,325
Royce Total Return Fund
Common Stocks	3,899,064,446	21,905,635	0	3,920,970,081
Cash Equivalents	12,246,783	68,412,000	-	80,658,783
Royce Heritage Fund
Common Stocks	294,236,036	-	-	294,236,036
Cash Equivalents	-	49,361,000	-	49,361,000
Royce Opportunity Fund
Common Stocks	1,933,035,729	73,560	-	1,933,109,289
Cash Equivalents	117,857,298	72,563,000	-	190,420,298
Royce Special Equity Fund
Common Stocks	1,993,470,051	3,981,020	-	1,997,451,071
Cash Equivalents	-	198,730,000	-	198,730,000
Royce Select Fund I
Common Stocks	21,319,590	-	-	21,319,590
Cash Equivalents	-	1,709,000	-	1,709,000
Royce Small-Cap Value Fund
Common Stocks	744,899,891	-	-	744,899,891
Cash Equivalents	-	10,197,000	-	10,197,000
Royce Smaller-Companies Growth Fund
Common Stocks	835,885,742	-	-	835,885,742
Cash Equivalents	75,795,538	47,393,000	-	123,188,538
Royce 100 Fund
Common Stocks	144,849,446	-	-	144,849,446
Cash Equivalents	1,034,978	3,463,000	-	4,497,978
Royce Micro-Cap Discovery Fund
Common Stocks	5,139,437	-	-	5,139,437
Cash Equivalents	-	442,000	-	442,000
Royce Dividend Value Fund
Common Stocks	406,608,640	-	-	406,608,640
Cash Equivalents	-	16,497,000	-	16,497,000
Royce Micro-Cap Opportunity Fund
Common Stocks	21,085,892	-	-	21,085,892
Cash Equivalents	-	330,000	-	330,000
Royce Special Equity Multi-Cap Fund
Common Stocks	245,808,356	-	-	245,808,356
Cash Equivalents	-	12,660,000	-	12,660,000

The Royce Funds 2015 Semiannual Report to Shareholders  |  107

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):
     For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2015, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM LEVEL 2 TO LEVEL 1		TRANSFERS FROM LEVEL 2 TO LEVEL 1

Royce Pennsylvania Mutual Fund	$80,912,428	Royce Heritage Fund	$34,919,323

Royce Micro-Cap Fund	11,722,594	Royce Select Fund I	274,167

Royce Premier Fund	100,331,314	Royce Smaller-Companies Growth Fund	48,184,483

Royce Low-Priced Stock Fund	27,182,995	Royce 100 Fund	1,775,548

Royce Total Return Fund	177,496,881	Royce Dividend Value Fund	58,160,027

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	PURCHASES	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/15

Royce Pennsylvania Mutual Fund

Common Stocks	$–	$0	$–	$0

Royce Micro-Cap Fund

Common Stocks	1,049,127	–	–	1,049,127

Royce Total Return Fund

Common Stocks	–	0	–	0

1 The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

     The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/15	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

Common Stocks	$1,049,127	Market Approach	Liquidity Discount	30%	Decrease

1 This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SHORT SALES:
Prior to May 1, 2015, Royce Select Fund I and Royce Micro-Cap Opportunity Fund could sell securities they did not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

108 | The Royce Funds 2015 Semiannual Report to Shareholders

SECURITIES LENDING:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at June 30, 2015:

	GROSS AMOUNT OF ASSETS AND LIABILITIES IN THE STATEMENTS OF ASSETS AND LIABILITIES[1]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT
Royce Pennsylvania Mutual Fund
Securities on Loan/Collateral on Loaned Securities	$27,188,580	$(27,188,580)	$–
Royce Micro-Cap Fund
Securities on Loan/Collateral on Loaned Securities	12,625,181	(12,625,181)	–
Royce Premier Fund
Securities on Loan/Collateral on Loaned Securities	44,759,784	(44,759,784)	–
Royce Low-Priced Stock Fund
Securities on Loan/Collateral on Loaned Securities	16,161,325	(16,161,325)	–
Royce Total Return Fund
Securities on Loan/Collateral on Loaned Securities	12,246,783	(12,246,783)	–
Royce Opportunity Fund
Securities on Loan/Collateral on Loaned Securities	117,857,298	(117,857,298)	–
Royce Smaller-Companies Growth Fund
Securities on Loan/Collateral on Loaned Securities	75,795,538	(75,795,538)	–
Royce 100 Fund
Securities on Loan/Collateral on Loaned Securities	1,034,978	(1,034,978)	–
[1]Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

DISTRIBUTIONS AND TAXES:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2015 Semiannual Report to Shareholders   |   109

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 16, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2015.

Capital Share Transactions (in dollars):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/15 (unaudited)	Period Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period Ended 12/31/14
Royce Pennsylvania Mutual Fund
Investment Class	$115,621,519	$506,526,617	$–	$370,880,440	$(1,046,098,049)	$(1,567,279,750)	$(930,476,530)	$(689,872,693)
Service Class	14,589,573	99,828,552	–	28,968,181	(146,779,058)	(328,139,978)	(132,189,485)	(199,343,245)
Consultant Class	8,886,819	25,211,845	–	76,735,320	(81,901,486)	(116,343,597)	(73,014,667)	(14,396,432)
Institutional Class	58,612,862	343,125,813	–	89,605,015	(160,123,162)	(351,584,299)	(101,510,300)	81,146,529
R Class	2,584,998	8,053,228	–	4,003,806	(9,949,333)	(14,849,573)	(7,364,335)	(2,792,539)
K Class	1,150,749	2,508,960	–	1,293,444	(3,013,410)	(3,363,284)	(1,862,661)	439,120
Royce Micro-Cap Fund
Investment Class	8,223,043	33,996,859	–	34,181,364	(115,357,014)	(239,040,752)	(107,133,971)	(170,862,529)
Service Class	4,755,333	11,050,878	–	3,280,443	(8,719,300)	(48,179,138)	(3,963,967)	(33,847,817)
Consultant Class	648,948	2,107,865	–	8,255,066	(16,438,284)	(37,203,785)	(15,789,336)	(26,840,854)
Royce Premier Fund
Investment Class	99,073,327	382,768,920	–	342,058,115	(924,936,421)	(1,272,200,430)	(825,863,094)	(547,373,395)
Service Class	10,282,924	37,616,729	–	16,483,596	(83,283,863)	(183,633,439)	(73,000,939)	(129,533,114)
Consultant Class	827,057	2,338,877	–	5,704,199	(7,521,609)	(10,578,088)	(6,694,552)	(2,535,012)
Institutional Class	40,870,824	111,264,468	–	67,113,888	(146,928,660)	(505,054,873)	(106,057,836)	(326,676,517)
W Class	18,501,963	48,647,645	–	33,267,513	(101,364,935)	(138,651,861)	(82,862,972)	(56,736,703)
R Class	861,685	4,881,491	–	2,707,987	(5,514,308)	(9,729,538)	(4,652,623)	(2,140,060)
K Class	286,941	1,286,179	–	1,673,519	(1,951,851)	(3,485,783)	(1,664,910)	(526,085)
Royce Low-Priced Stock Fund
Investment Class	1,417,652	26,094,517	–	13,502,147	(11,686,060)	(60,873,035)	(10,268,408)	(21,276,371)
Service Class	6,429,161	44,977,684	–	155,283,260	(106,500,657)	(500,094,797)	(100,071,496)	(299,833,853)
Institutional Class	2,187,150	17,984,583	–	28,211,899	(46,441,462)	(264,759,956)	(44,254,312)	(218,563,474)
R Class	50,273	345,884	–	532,842	(610,674)	(1,517,342)	(560,401)	(638,616)
K Class	107,237	311,506	–	1,081,444	(274,646)	(2,087,925)	(167,409)	(694,975)
Royce Total Return Fund
Investment Class	127,603,081	362,137,881	13,886,938	302,662,051	(607,509,412)	(916,819,335)	(466,019,393)	(252,019,403)
Service Class	13,194,701	64,225,061	817,900	22,994,953	(52,041,584)	(321,591,822)	(38,028,983)	(234,371,808)
Consultant Class	6,755,082	17,101,346	396,223	32,433,723	(38,268,406)	(62,537,014)	(31,117,101)	(13,001,945)
Institutional Class	70,355,851	140,092,526	3,540,434	63,750,942	(100,758,352)	(193,581,622)	(26,862,067)	10,261,846
W Class	21,262,858	64,397,705	941,832	26,931,314	(138,825,748)	(51,703,500)	(116,621,058)	39,625,519
R Class	4,947,859	13,541,789	213,810	6,802,388	(8,170,090)	(21,165,292)	(3,008,421)	(821,115)
K Class	27,407,863	47,764,450	385,621	13,185,125	(36,396,263)	(152,866,973)	(8,602,779)	(91,917,398)

110   |   The Royce Funds 2015 Semiannual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended
	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14

Royce Heritage Fund
Investment Class	$18,824,886	$50,189,428	$–	$8,592,153	$(3,414,690)	$(6,303,296)	$15,410,196	$52,478,285

Service Class	2,144,266	9,893,864	–	8,633,861	(35,762,574)	(54,969,780)	(33,618,308)	(36,442,055)

Consultant Class	228,789	682,067	–	844,425	(994,056)	(2,908,579)	(765,267)	(1,382,087)

R Class	144,295	627,816	–	218,815	(996,850)	(3,523,203)	(852,555)	(2,676,572)

K Class	809,279	809,955	–	396,754	(1,416,488)	(1,690,435)	(607,209)	(483,726)

Royce Opportunity Fund
Investment Class	51,248,298	193,304,142	–	146,112,723	(303,517,626)	(307,673,836)	(252,269,328)	31,743,029

Service Class	11,305,015	44,181,047	–	19,076,365	(30,762,675)	(94,875,605)	(19,457,660)	(31,618,193)

Consultant Class	3,953,069	6,846,175	–	2,726,295	(1,980,471)	(4,696,671)	1,972,598	4,875,799

Institutional Class	55,579,276	141,310,734	–	95,518,937	(103,020,990)	(183,057,913)	(47,441,714)	53,771,758

R Class	4,747,583	16,193,270	–	4,486,685	(2,893,878)	(4,927,447)	1,853,705	15,752,508

K Class	2,120,907	16,734,919	–	3,319,386	(8,396,446)	(11,407,748)	(6,275,539)	8,646,557

Royce Special Equity Fund
Investment Class	84,342,043	251,091,597	–	155,219,704	(406,691,730)	(782,681,645)	(322,349,687)	(376,370,344)

Service Class	12,579,398	39,990,897	–	17,667,281	(65,459,301)	(136,332,747)	(52,879,903)	(78,674,569)

Consultant Class	1,963,475	3,371,625	–	5,815,732	(9,381,219)	(10,136,790)	(7,417,744)	(949,433)

Institutional Class	35,241,082	71,641,743	–	59,595,359	(381,015,720)	(136,073,092)	(345,774,638)	(4,835,990)

Royce Select Fund I
Investment Class	162,276	3,917,901	–	3,322,753	(16,350,537)	(10,053,525)	(16,188,261)	(2,812,871)

Royce Small-Cap Value Fund
Investment Class	5,675,473	40,123,987	–	16,598,054	(29,403,610)	(94,649,702)	(23,728,137)	(37,927,661)

Service Class	10,742,499	32,791,478	–	54,561,485	(120,633,817)	(227,864,825)	(109,891,318)	(140,511,862)

Consultant Class	829,493	3,022,082	–	3,337,468	(3,454,003)	(7,409,588)	(2,624,510)	(1,050,038)

Institutional Class	30,834,045	18,404,265	–	24,538,922	(29,471,592)	(41,423,739)	1,362,453	1,519,448

R Class	1,687,952	5,066,775	–	4,166,100	(6,431,458)	(11,288,399)	(4,743,506)	(2,055,524)

K Class	774,810	2,640,410	–	1,486,836	(1,643,507)	(9,482,843)	(868,697)	(5,355,597)

Royce Smaller-Companies Growth Fund
Investment Class	17,525,433	130,967,883	–	46,641,316	(48,684,465)	(80,347,855)	(31,159,032)	97,261,344

Service Class	12,365,916	53,871,837	–	95,079,165	(88,679,487)	(321,309,401)	(76,313,571)	(172,358,399)

Consultant Class	294,835	591,354	–	3,226,909	(2,129,698)	(6,267,669)	(1,834,863)	(2,449,406)

Institutional Class	2,382,541	17,848,303	–	6,945,468	(8,757,525)	(125,205,240)	(6,374,984)	(100,411,469)

R Class	64,759	331,566	–	271,992	(299,370)	(625,234)	(234,611)	(21,676)

K Class	30,923	157,920	–	238,115	(113,912)	(652,811)	(82,989)	(256,776)

Royce 100 Fund
Investment Class	2,699,001	48,981,013	–	6,419,484	(17,727,857)	(36,418,124)	(15,028,856)	18,982,373

Service Class	4,921,667	24,824,949	–	13,631,471	(63,093,045)	(97,680,533)	(58,171,378)	(59,224,113)

R Class	397,143	959,574	–	168,762	(380,831)	(1,687,247)	16,312	(558,911)

K Class	62,690	287,289	–	64,074	(260,915)	(1,861,662)	(198,225)	(1,510,299)

Royce Micro-Cap Discovery Fund
Service Class	130,982	140,729	–	690,513	(170,695)	(397,978)	(39,713)	433,264

Royce Dividend Value Fund
Investment Class	10,773,849	53,534,161	1,108,678	10,979,129	(41,504,000)	(83,254,012)	(29,621,473)	(18,740,722)

Service Class	10,947,439	44,423,724	1,430,813	16,719,515	(77,392,479)	(144,774,078)	(65,014,227)	(83,630,839)

Consultant Class	176,516	965,582	4,453	47,956	(14,944)	(29,381)	166,025	984,157

Institutional Class	1,094,850	12,840,709	378,023	2,915,622	(1,612,816)	(2,556,823)	(139,943)	13,199,508

Royce Micro-Cap Opportunity Fund
Investment Class	3,511,880	9,262,133	–	511,788	(2,357,570)	(7,073,447)	1,154,310	2,700,474

Service Class	706,251	1,177,953	–	46,594	(311,535)	(216,169)	394,716	1,008,378

Royce Special Equity Multi-Cap Fund
Investment Class	10,753,048	66,548,135	–	5,358,537	(8,879,478)	(12,872,716)	1,873,570	59,033,956

Service Class	2,857,415	27,303,035	–	3,891,504	(17,657,288)	(18,556,923)	(14,799,873)	12,637,616

Consultant Class	822,611	8,880,332	–	397,636	(441,123)	(77,401)	381,488	9,200,567

Institutional Class	5,363,108	35,830,108	–	3,725,422	(29,896,964)	(14,233,983)	(24,533,856)	25,321,547

The Royce Funds 2015 Semiannual Report to Shareholders   |   111

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended
	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14

Royce Pennsylvania Mutual Fund
Investment Class	8,982,111	36,206,076	–	30,489,187	(80,694,234)	(110,659,655)	(71,712,123)	(43,964,392)

Service Class	1,137,104	6,949,807	–	2,824,174	(11,268,017)	(24,303,578)	(10,130,913)	(14,529,597)

Consultant Class	804,161	2,003,148	–	7,059,367	(7,352,668)	(9,263,663)	(6,548,507)	(201,148)

Institutional Class	4,528,703	23,994,962	–	7,066,642	(12,236,232)	(24,871,748)	(7,707,529)	6,189,856

R Class	208,143	574,241	–	330,114	(799,550)	(1,066,363)	(591,407)	(162,008)

K Class	103,217	200,117	–	117,586	(265,571)	(266,187)	(162,354)	51,516

Royce Micro-Cap Fund
Investment Class	578,968	2,121,398	–	2,528,680	(7,983,848)	(15,045,118)	(7,404,880)	(10,395,040)

Service Class	337,341	700,023	–	242,995	(617,156)	(3,082,010)	(279,815)	(2,138,992)

Consultant Class	53,975	153,824	–	692,539	(1,364,168)	(2,758,901)	(1,310,193)	(1,912,538)

Royce Premier Fund
Investment Class	5,000,584	17,298,122	–	19,065,823	(46,566,609)	(59,032,600)	(41,566,025)	(22,668,655)

Service Class	526,551	1,730,643	–	893,882	(4,278,768)	(8,380,293)	(3,752,217)	(5,755,768)

Consultant Class	47,669	119,767	–	340,548	(436,765)	(540,506)	(389,096)	(80,191)

Institutional Class	2,011,750	4,948,769	–	3,442,603	(7,253,625)	(22,872,894)	(5,241,875)	(14,481,522)

W Class	940,688	2,184,841	–	1,723,220	(5,088,068)	(6,268,848)	(4,147,380)	(2,360,787)

R Class	45,204	229,555	–	147,382	(292,244)	(456,270)	(247,040)	(79,333)

K Class	49,842	160,529	–	296,199	(335,244)	(436,832)	(285,402)	19,896

Royce Low-Priced Stock Fund
Investment Class	148,125	1,823,350	–	1,499,869	(1,218,700)	(4,511,651)	(1,070,575)	(1,188,432)

Service Class	673,165	3,328,649	–	17,589,337	(11,127,023)	(39,870,593)	(10,453,858)	(18,952,607)

Institutional Class	231,241	1,320,098	–	3,059,858	(4,871,024)	(19,078,377)	(4,639,783)	(14,698,421)

R Class	5,476	26,112	–	60,140	(67,091)	(113,771)	(61,615)	(27,519)

K Class	35,787	46,361	–	378,649	(91,065)	(301,233)	(55,278)	123,777

Royce Total Return Fund
Investment Class	8,637,994	22,372,344	969,116	22,430,864	(41,000,098)	(58,160,964)	(31,392,988)	(13,357,756)

Service Class	877,594	3,926,950	56,380	1,702,788	(3,460,778)	(19,785,781)	(2,526,804)	(14,156,043)

Consultant Class	449,519	1,048,627	26,107	2,209,382	(2,530,187)	(3,805,888)	(2,054,561)	(547,879)

Institutional Class	4,851,907	8,770,274	241,432	4,474,278	(6,878,999)	(12,053,533)	(1,785,660)	1,191,019

W Class	1,443,321	3,975,782	63,659	1,864,392	(9,249,356)	(3,193,929)	(7,742,376)	2,646,245

R Class	327,736	822,089	14,092	462,360	(539,446)	(1,275,828)	(197,618)	8,621

K Class	2,553,214	3,906,869	35,828	1,258,739	(3,370,611)	(12,482,664)	(781,569)	(7,317,056)

Royce Heritage Fund
Investment Class	1,232,172	3,146,637	–	583,366	(225,330)	(395,548)	1,006,842	3,334,455

Service Class	141,749	617,610	–	605,064	(2,332,316)	(3,457,889)	(2,190,567)	(2,235,215)

Consultant Class	19,696	55,109	–	75,463	(86,590)	(235,654)	(66,894)	(105,082)

R Class	13,527	55,045	–	27,482	(93,675)	(316,179)	(80,148)	(233,652)

K Class	75,609	70,201	–	38,003	(130,620)	(146,342)	(55,011)	(38,138)

Royce Opportunity Fund
Investment Class	3,820,216	12,687,041	–	11,528,908	(22,418,824)	(20,605,360)	(18,598,608)	3,610,589

Service Class	883,312	3,006,071	–	1,657,147	(2,407,973)	(6,502,632)	(1,524,661)	(1,839,414)

Consultant Class	338,132	515,572	–	239,149	(166,622)	(344,991)	171,510	409,730

Institutional Class	4,141,214	8,987,079	–	7,247,263	(7,532,730)	(12,024,838)	(3,391,516)	4,209,504

R Class	377,810	1,116,193	–	371,647	(230,843)	(348,481)	146,967	1,139,359

K Class	184,074	1,233,120	–	296,904	(722,324)	(859,545)	(538,250)	670,479

Royce Special Equity Fund
Investment Class	3,702,834	10,375,790	–	7,392,246	(17,847,704)	(32,780,612)	(14,144,870)	(15,012,576)

Service Class	552,271	1,657,860	–	891,296	(2,887,686)	(5,755,208)	(2,335,415)	(3,206,052)

Consultant Class	92,221	148,400	–	278,799	(443,203)	(445,924)	(350,982)	(18,725)

Institutional Class	1,566,013	2,968,109	–	2,677,947	(16,639,012)	(5,620,871)	(15,072,999)	25,185

Royce Select Fund I
Investment Class	9,419	194,816	–	290,480	(952,237)	(616,828)	(942,818)	(131,532)

112 | The Royce Funds 2015 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended	6/30/15	Period ended
	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14	(unaudited)	12/31/14

Royce Small-Cap Value Fund
Investment Class	476,335	2,962,049	–	1,489,706	(2,465,396)	(7,141,129)	(1,989,061)	(2,689,374)

Service Class	902,628	2,464,793	–	5,106,063	(10,127,193)	(17,413,782)	(9,224,565)	(9,842,926)

Consultant Class	77,042	245,055	–	316,348	(316,003)	(594,530)	(238,961)	(33,127)

Institutional Class	2,566,552	1,363,836	–	2,139,400	(2,446,125)	(3,098,649)	120,427	404,587

R Class	145,101	390,274	–	375,324	(559,876)	(885,453)	(414,775)	(119,855)

K Class	85,083	250,607	–	172,087	(183,479)	(900,345)	(98,396)	(477,651)

Royce Smaller-Companies Growth Fund
Investment Class	1,185,237	7,656,782	–	3,404,492	(3,255,860)	(4,828,693)	(2,070,623)	6,232,581

Service Class	834,252	3,129,248	–	7,488,175	(6,022,099)	(19,711,434)	(5,187,847)	(9,094,011)

Consultant Class	21,469	38,547	–	251,709	(156,444)	(396,344)	(134,975)	(106,088)

Institutional Class	158,000	1,030,329	–	491,639	(573,682)	(7,208,614)	(415,682)	(5,686,646)

R Class	4,559	20,086	–	20,404	(21,088)	(38,468)	(16,529)	2,022

K Class	3,232	12,887	–	26,936	(12,004)	(65,796)	(8,772)	(25,973)

Royce 100 Fund
Investment Class	314,229	4,896,139	–	765,609	(2,035,547)	(3,728,666)	(1,721,318)	1,933,082

Service Class	575,721	2,533,436	–	1,899,069	(7,271,580)	(10,198,107)	(6,695,859)	(5,765,602)

R Class	35,880	77,893	–	15,511	(34,406)	(137,046)	1,474	(43,642)

K Class	5,604	22,709	–	5,788	(22,881)	(149,939)	(17,277)	(121,442)

Royce Micro-Cap Discovery Fund
Service Class	21,635	21,073	–	119,500	(28,159)	(60,104)	(6,524)	80,469

Royce Dividend Value Fund
Investment Class	1,316,416	6,107,891	138,149	1,432,854	(5,078,662)	(9,643,658)	(3,624,097)	(2,102,913)

Service Class	1,326,274	5,033,545	174,758	2,128,903	(9,359,737)	(16,596,059)	(7,858,705)	(9,433,611)

Consultant Class	18,931	96,722	475	5,327	(1,586)	(3,188)	17,820	98,861

Institutional Class	135,055	1,472,932	45,877	365,097	(196,486)	(295,202)	(15,554)	1,542,827

Royce Micro-Cap Opportunity Fund
Investment Class	203,024	512,765	–	33,180	(139,475)	(417,105)	63,549	128,840

Service Class	82,951	131,427	–	5,703	(35,744)	(24,877)	47,207	112,253

Royce Special Equity Multi-Cap Fund
Investment Class	693,841	4,256,073	–	356,996	(573,871)	(852,315)	119,970	3,760,754

Service Class	184,543	1,800,024	–	267,339	(1,134,482)	(1,215,439)	(949,939)	851,924

Consultant Class	77,839	829,645	–	38,088	(41,494)	(7,158)	36,345	860,575

Institutional Class	346,421	2,353,132	–	245,902	(1,918,313)	(941,028)	(1,571,892)	1,658,006

The Royce Funds 2015 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2016, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2015. See the Prospectus for contractual waiver expiration dates.
	ANNUAL CONTRACTUAL								SIX MONTHS ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP							JUNE 30, 2015

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional					Advisory fees
	NET ASSETS[1]	Class[4]	Class[4]	Class[4]	Class[4]	W Class[4]	R Class[4]	K Class[4]	Net advisory fees	waived

Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$19,092,231	$–

Royce Micro-Cap Fund	1.25%[3]	1.49%[5]	1.61%[5]	N/A	N/A	N/A	N/A	N/A	2,947,953	–

Royce Premier Fund	0.96%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	23,194,951	–

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	2,962,474	–

Royce Total Return Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,931,624	–

Royce Heritage Fund	1.00%	N/A	N/A	2.24%	N/A	N/A	1.84%	1.59%	1,748,685	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	10,832,580	–

Royce Special Equity Fund	0.99%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	12,835,735	–

Royce Select Fund I	1.00%	1.24%	N/A	N/A	N/A	N/A	N/A	N/A	120,500	18,713

Royce Small-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	4,035,905	–

Royce Smaller-Companies Growth Fund	1.00%	1.24%	N/A	2.24%	N/A	N/A	1.84%	1.59%	4,470,199	–

Royce 100 Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	935,137	–

Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	5,340	22,217

Royce Dividend Value Fund	1.00%	N/A	1.49%	2.24%	1.04%	N/A	N/A	N/A	2,242,693	60,624

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	99,222	2,176

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	1,244,178	–

[1]
From a base annual rate of 1.00% (1.25% for Royce Micro-Cap Fund and 0.85% for Royce Special Equity Multi-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Royce Micro-Cap Fund’s base annual contractual advisory fee was reduced from 1.30% to 1.25% effective May 1, 2015.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.
[5]	Royce Micro-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.54% to 1.49% for Investment Class and from 1.66% to 1.61% for Service Class effective May 1, 2015.

DISTRIBUTOR:
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2015

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Pennsylvania Mutual Fund – Service Class	0.25%	$330,707	$–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,176,629	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	81,868	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	12,341	–

Royce Micro-Cap Fund – Service Class	0.25%	45,028	–

Royce Micro-Cap Fund – Consultant Class	1.00%	326,183	–

Royce Premier Fund – Service Class	0.25%	171,925	–

Royce Premier Fund – Consultant Class	1.00%	267,254	–

Royce Premier Fund – R Class	0.50%	61,986	–

Royce Premier Fund – K Class	0.25%	6,881	–

Royce Low-Priced Stock Fund – Service Class	0.25%	565,908	23,579

Royce Low-Priced Stock Fund – R Class	0.50%	3,735	–

Royce Low-Priced Stock Fund – K Class	0.25%	2,455	–

Royce Total Return Fund – Service Class	0.25%	265,268	–

Royce Total Return Fund – Consultant Class	1.00%	1,702,419	–

Royce Total Return Fund – R Class	0.50%	161,427	–

Royce Total Return Fund – K Class	0.25%	116,317	–

Royce Heritage Fund – Service Class	0.25%	175,523	23,935

Royce Heritage Fund – Consultant Class	1.00%	64,085	–

Royce Heritage Fund – R Class	0.50%	8,166	–

Royce Heritage Fund – K Class	0.25%	6,788	–

114 | The Royce Funds 2015 Semiannual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2015

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Opportunity Fund – Service Class	0.25%	$180,149	$–

Royce Opportunity Fund – Consultant Class	1.00%	110,979	–

Royce Opportunity Fund – R Class	0.50%	85,679	–

Royce Opportunity Fund – K Class	0.25%	25,146	–

Royce Special Equity Fund – Service Class	0.25%	251,449	–

Royce Special Equity Fund – Consultant Class	1.00%	298,060	–

Royce Small-Cap Value Fund – Service Class	0.25%	528,219	–

Royce Small-Cap Value Fund – Consultant Class	1.00%	127,814	–

Royce Small-Cap Value Fund – R Class	0.50%	70,460	–

Royce Small-Cap Value Fund – K Class	0.25%	11,252	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	631,191	54,886

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	82,901	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	3,244	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	599	–

Royce 100 Fund – Service Class	0.25%	142,075	12,354

Royce 100 Fund – R Class	0.50%	4,948	–

Royce 100 Fund – K Class	0.25%	770	–

Royce Micro-Cap Discovery Fund – Service Class	0.25%	6,889	–

Royce Dividend Value Fund – Service Class	0.25%	311,293	12,971

Royce Dividend Value Fund – Consultant Class	1.00%	5,048	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	1,420	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	100,634	8,751

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	47,849	–

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2015, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

				PURCHASES TO COVER
	PURCHASES	SALES	SHORT SALES	SHORT SALES

Royce Pennsylvania Mutual Fund	$584,992,953	$1,804,512,533	$–	$–

Royce Micro-Cap Fund	92,434,781	210,791,886	–	–

Royce Premier Fund	188,990,411	1,517,707,944	–	–

Royce Low-Priced Stock Fund	159,357,758	319,197,011	–	–

Royce Total Return Fund	169,583,588	780,877,253	–	–

Royce Heritage Fund	104,009,411	160,298,707	–	–

Royce Opportunity Fund	247,527,209	485,984,390	–	–

Royce Special Equity Fund	185,672,519	897,438,045	–	–

Royce Select Fund I	5,371,480	20,459,467	–	–

Royce Small-Cap Value Fund	236,459,019	367,803,202	–	–

Royce Smaller-Companies Growth Fund	141,848,899	294,133,633	–	–

Royce 100 Fund	56,715,349	122,275,010	–	–

Royce Micro-Cap Discovery Fund	2,171,662	2,305,280	–	–

Royce Dividend Value Fund	30,999,520	143,903,321	–	–

Royce Micro-Cap Opportunity Fund	13,460,727	12,129,521	1,283,203	2,217,912

Royce Special Equity Multi-Cap Fund	43,822,814	65,593,134	–	–

Redemptions-In-Kind:
The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended June 30, 2015, Royce Special Equity Fund had redemptions-in-kind with total proceeds in the amount of $183,507,825. The net realized gain on these redemptions-in-kind amounted to $75,477,334, which will not be realized for tax purposes.

The Royce Funds 2015 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2015:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Pennsylvania Mutual Fund – Investment Class	$–	$2,113,999	$377,563	$29,399	$(579)	$2,520,382	$–

Royce Pennsylvania Mutual Fund – Service Class	330,707	386,614	64,752	10,835	(17)	792,891	–

Royce Pennsylvania Mutual Fund – Consultant Class	3,176,629	304,006	78,481	8,015	(131)	3,567,000	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	3,585	30,929	16,117	(2)	50,629	–

Royce Pennsylvania Mutual Fund – R Class	81,868	33,563	2,493	839	(8)	118,755	–

Royce Pennsylvania Mutual Fund – K Class	12,341	12,557	918	6,634	(2)	32,448	–

	3,601,545	2,854,324	555,136	71,839	(739)

Royce Micro-Cap Fund – Investment Class	–	284,360	96,045	10,793	(141)	391,057	70,974

Royce Micro-Cap Fund – Service Class	45,028	22,078	9,355	5,737	(10)	82,188	28,705

Royce Micro-Cap Fund – Consultant Class	326,183	45,457	11,200	6,630	(27)	389,443	–

	371,211	351,895	116,600	23,160	(178)		99,679

Royce Premier Fund – Investment Class	–	2,016,394	477,462	19,380	(493)	2,512,743	–

Royce Premier Fund – Service Class	171,925	162,946	24,929	6,536	(39)	366,297	28,923

Royce Premier Fund – Consultant Class	267,254	24,959	6,262	5,648	(17)	304,106	–

Royce Premier Fund – Institutional Class	–	4,755	26,781	8,407	(4)	39,939	–

Royce Premier Fund – W Class	–	173,185	57,826	11,341	(80)	242,272	–

Royce Premier Fund – R Class	61,986	31,461	1,329	840	(3)	95,613	–

Royce Premier Fund – K Class	6,881	9,926	227	6,643	(1)	23,676	–

	508,046	2,423,626	594,816	58,795	(637)		28,923

Royce Low-Priced Stock Fund – Investment Class	–	29,578	7,932	5,920	(3)	43,427	4,973

Royce Low-Priced Stock Fund – Service Class	565,908	572,391	90,108	11,938	(139)	1,240,206	249,587

Royce Low-Priced Stock Fund – Institutional Class	–	3,343	18,329	7,073	(1)	28,744	–

Royce Low-Priced Stock Fund – R Class	3,735	5,445	459	839	(1)	10,477	4,710

Royce Low-Priced Stock Fund – K Class	2,455	5,545	387	6,775	(1)	15,161	10,067

	572,098	616,302	117,215	32,545	(145)		269,337

Royce Total Return Fund – Investment Class	–	1,674,337	333,605	26,361	(457)	2,033,846	–

Royce Total Return Fund – Service Class	265,268	183,771	33,049	9,086	(17)	491,157	–

Royce Total Return Fund – Consultant Class	1,702,419	164,579	41,147	7,225	(84)	1,915,286	–

Royce Total Return Fund – Institutional Class	–	5,509	12,981	23,485	(6)	41,969	–

Royce Total Return Fund – W Class	–	121,514	40,835	10,857	(4)	173,202	–

Royce Total Return Fund – R Class	161,427	66,132	3,498	844	(12)	231,889	–

Royce Total Return Fund – K Class	116,317	119,041	3,173	7,028	(4)	245,555	–

	2,245,431	2,334,883	468,288	84,886	(584)

Royce Heritage Fund – Investment Class	–	10,880	1,869	7,256	(3)	20,002	–

Royce Heritage Fund – Service Class	175,523	82,069	27,710	8,062	(98)	293,266	–

Royce Heritage Fund – Consultant Class	64,085	10,060	3,393	5,167	(10)	82,695	7,037

Royce Heritage Fund – R Class	8,166	6,690	601	839	(2)	16,294	3,510

Royce Heritage Fund – K Class	6,788	9,090	850	6,762	(1)	23,489	9,086

	254,562	118,789	34,423	28,086	(114)		19,633

Royce Opportunity Fund – Investment Class	–	622,917	94,541	17,595	(248)	734,805	–

Royce Opportunity Fund – Service Class	180,149	125,868	27,630	6,399	(9)	340,037	10,688

Royce Opportunity Fund – Consultant Class	110,979	11,656	3,012	6,084	(8)	131,723	–

Royce Opportunity Fund – Institutional Class	–	3,829	21,677	13,941	(3)	39,444	–

Royce Opportunity Fund – R Class	85,679	33,218	2,062	839	(5)	121,793	–

Royce Opportunity Fund – K Class	25,146	25,878	1,811	7,081	(3)	59,913	–

	401,953	823,366	150,733	51,939	(276)		10,688

116 | The Royce Funds 2015 Semiannual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Special Equity Fund – Investment Class	$–	$866,337	$178,042	$21,218	$(196)	$1,065,401	$–

Royce Special Equity Fund – Service Class	251,449	174,361	41,669	8,799	(120)	476,158	110,112

Royce Special Equity Fund – Consultant Class	298,060	26,114	6,658	5,535	(13)	336,354	–

Royce Special Equity Fund – Institutional Class	–	4,279	5,376	7,561	(3)	17,213	–

	549,509	1,071,091	231,745	43,113	(332)		110,112

Royce Small-Cap Value Fund – Investment Class	–	82,323	19,218	6,387	(29)	107,899	–

Royce Small-Cap Value Fund – Service Class	528,219	377,771	66,396	10,650	(146)	982,890	37,956

Royce Small-Cap Value Fund – Consultant Class	127,814	16,520	3,453	5,875	(5)	153,657	–

Royce Small-Cap Value Fund – Institutional Class	–	3,286	3,183	8,081	(1)	14,549	–

Royce Small-Cap Value Fund – R Class	70,460	37,363	1,582	857	(3)	110,259	–

Royce Small-Cap Value Fund – K Class	11,252	14,084	2,121	6,833	(1)	34,289	–

	737,745	531,347	95,953	38,683	(185)		37,956

Royce Smaller-Companies Growth Fund – Investment Class	–	315,985	76,668	8,590	(7)	401,236	115,717

Royce Smaller-Companies Growth Fund – Service Class	631,191	429,956	94,957	11,373	(150)	1,167,327	–

Royce Smaller-Companies Growth Fund – Consultant Class	82,901	14,870	3,027	5,366	(6)	106,158	6,911

Royce Smaller-Companies Growth Fund – Institutional Class	–	3,637	3,794	5,876	(1)	13,306	–

Royce Smaller-Companies Growth Fund – R Class	3,244	4,337	314	851	(1)	8,745	3,571

Royce Smaller-Companies Growth Fund – K Class	599	3,833	109	6,752	–	11,293	9,981

	717,935	772,618	178,869	38,808	(165)		136,180

Royce 100 Fund – Investment Class	–	48,244	11,807	6,602	(2)	66,651	12,686

Royce 100 Fund – Service Class	142,075	119,812	61,598	9,734	(55)	333,164	67,982

Royce 100 Fund – R Class	4,948	5,920	1,001	846	(6)	12,709	5,047

Royce 100 Fund – K Class	770	4,145	241	6,779	–	11,935	10,307

	147,793	178,121	74,647	23,961	(63)		96,022

Royce Dividend Value Fund – Investment Class	–	108,085	27,039	8,803	(7)	143,920	–

Royce Dividend Value Fund – Service Class	311,293	197,303	62,988	12,521	(352)	583,753	–

Royce Dividend Value Fund – Consultant Class	5,048	3,469	121	8,573	(1)	17,210	11,123

Royce Dividend Value Fund – Institutional Class	–	2,976	54	5,348	–	8,378	8,378

	316,341	311,833	90,202	35,245	(360)		19,501

Royce Micro-Cap Opportunity Fund – Investment Class	–	9,989	4,494	8,379	(4)	22,858	22,858

Royce Micro-Cap Opportunity Fund – Service Class	1,420	4,243	384	10,648	–	16,695	15,314

	1,420	14,232	4,878	19,027	(4)		38,172

Royce Special Equity Multi-Cap Fund – Investment Class	–	18,047	3,362	15,594	(3)	37,000	–

Royce Special Equity Multi-Cap Fund – Service Class	100,634	56,994	7,901	9,916	(11)	175,434	22,400

Royce Special Equity Multi-Cap Fund – Consultant Class	47,849	3,439	354	10,804	–	62,446	9,902

Royce Special Equity Multi-Cap Fund – Institutional Class	–	3,002	1,277	7,011	–	11,290	10,995

	148,483	81,482	12,894	43,325	(14)		43,297

The Royce Funds 2015 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

TAX INFORMATION:
At June 30, 2015, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Pennsylvania Mutual Fund	$3,211,608,167	$1,376,710,466	$1,574,015,035	$197,304,569

Royce Micro-Cap Fund	355,453,322	53,523,273	99,034,885	45,511,612

Royce Premier Fund	2,579,504,798	1,841,635,576	1,870,789,355	29,153,779

Royce Low-Priced Stock Fund	466,901,255	83,520,676	113,200,683	29,680,007

Royce Total Return Fund	2,699,748,240	1,301,880,624	1,487,190,371	185,309,747

Royce Heritage Fund	288,111,763	55,485,273	64,035,721	8,550,448

Royce Opportunity Fund	1,861,454,029	262,075,558	492,210,771	230,135,213

Royce Special Equity Fund	1,766,119,638	430,061,433	461,312,501	31,251,068

Royce Select Fund I	18,408,718	4,619,872	5,225,202	605,330

Royce Small-Cap Value Fund	684,307,992	70,788,899	122,429,313	51,640,414

Royce Smaller-Companies Growth Fund	701,826,103	257,248,177	289,428,960	32,180,783

Royce 100 Fund	122,491,480	26,855,944	30,572,648	3,716,704

Royce Micro-Cap Discovery Fund	5,380,367	201,070	606,688	405,618

Royce Dividend Value Fund	342,392,915	80,712,725	104,592,597	23,879,872

Royce Micro-Cap Opportunity Fund	20,914,768	501,124	2,383,986	1,882,862

Royce Special Equity Multi-Cap Fund	228,817,081	29,651,275	33,531,538	3,880,263

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2015:

AFFILIATED COMPANY	SHARES 12/31/14	MARKET VALUE 12/31/14	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)	DIVIDEND INCOME	SHARES 6/30/15	MARKET VALUE 6/30/15

Royce Pennsylvania Mutual Fund
America’s Car-Mart [1]	500,900	$26,738,042	$–	$2,815,200	$1,969,291	$–

Destination Maternity [1]	648,466	10,343,033	793,983	527,736	(234,705)	139,905

DTS	1,007,929	30,993,817	891,968	1,354,778	55,494	–	992,329	$30,256,111

Fabrinet [1]	1,790,355	31,760,898	367,716	10,588,169	867,728	–

FRP Holdings	254,400	9,975,024	11,154,081	–	–	–	568,912	18,449,816

Key Tronic	681,935	5,414,564	–	–	–	–	681,935	7,412,634

PICO Holdings	1,319,011	24,863,357	2,063,566	4,379,209	(1,534,242)	–	1,259,124	18,534,305

Preformed Line Products	352,478	19,255,873	–	1,618,822	(735,607)	133,591	333,978	12,597,650

STRATTEC SECURITY	263,950	21,796,991	26,189	972,829	(142,596)	61,680	253,050	17,384,535

Weyco Group	590,500	17,520,135	–	472,000	176,895	221,091	566,900	16,904,958

		198,661,734			422,258	556,267		121,540,009

Royce Micro-Cap Fund
Key Technology [1]	339,814	4,349,619	–	613,845	53,755	–

Truett-Hurst Cl. A [1]	191,900	758,005	–	1,148,176	(731,451)	–

		5,107,624			(677,696)	–

Royce Premier Fund
Acacia Research [1]	3,075,472	52,098,496	–	67,134,113	(28,531,187)	167,904

Benchmark Electronics [1]	2,702,100	68,741,424	–	6,629,165	364,846	–

Cabot Microelectronics [1]	1,321,074	62,513,222	–	7,832,375	6,012,691	–

Globe Specialty Metals [1]	5,094,972	87,786,367	–	73,194,473	18,399,483	289,206

Kennedy-Wilson Holdings [1]	5,318,014	134,545,754	–	34,463,467	1,876,428	1,106,355

MKS Instruments	3,028,910	110,858,106	–	9,537,051	1,914,959	959,260	2,707,410	102,719,136

Pason Systems	3,981,100	75,009,708	3,726,683	–	–	1,151,673	4,234,900	75,780,637

Ritchie Bros. Auctioneers [1]	5,442,714	146,354,580	–	28,605,032	3,572,853	1,370,352

Schnitzer Steel Industries Cl. A [1]	1,795,805	40,513,361	–	56,990,886	(26,764,674)	327,695

SEACOR Holdings	982,527	72,520,318	3,366,527	–	–	–	1,030,827	73,126,867

Semperit AG Holding	1,927,361	93,265,167	–	38,484,699	(6,050,825)	8,095,993	1,205,461	49,724,584

Simpson Manufacturing [1]	2,630,933	91,030,282	–	23,387,311	12,296,651	935,681

Sun Hydraulics	1,252,333	49,316,874	17,012,584	–	–	433,218	1,691,433	64,460,512

Thor Industries [1]	3,761,457	210,152,602	–	61,162,990	52,402,713	1,239,003

118 | The Royce Funds 2015 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY	SHARES 12/31/14	MARKET VALUE 12/31/14	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)	DIVIDEND INCOME	SHARES 6/30/15	MARKET VALUE 6/30/15

Royce Premier Fund (continued)
Trican Well Service [1]	8,450,100	$40,512,186	$–	$74,979,907	$(49,934,405)	$–

Unit Corporation [1]	2,586,073	88,185,089	–	26,964,630	(9,709,082)	–

		1,423,403,536			(24,149,549)	16,076,340		365,811,736

Royce Low-Priced Stock Fund
Tecumseh Products	1,207,365	3,730,758	–	–	–	–	1,207,365	2,982,191

		3,730,758			–	–		2,982,191

Royce Total Return Fund
Chase Corporation	773,974	27,855,324	–	1,413,454	2,003,829	–	684,674	27,215,792

Houston Wire & Cable	1,378,225	16,469,789	–	709,000	(176,903)	323,406	1,328,225	13,175,992

Landauer	553,400	18,893,076	–	1,920,217	(630,128)	289,328	515,300	18,365,292

Mueller (Paul) Company	116,700	5,391,540	–	–	–	–	116,700	3,705,225

Starrett (L.S.) Company (The) Cl. A	529,400	10,550,942	–	–	–	105,880	529,400	7,941,000

		79,160,671			1,196,798	718,614		70,403,301

Royce Opportunity Fund
BTU International [1]	806,549	2,653,546	–	–	–	–

Dixie Group	845,735	7,755,390	172,964	19,162	245	–	864,035	9,072,367

Identiv	526,268	7,309,863	1,279,916	313,510	9,003	–	582,839	3,432,922

LMI Aerospace	702,037	9,898,722	1,410,606	137,119	(50,256)	–	816,430	8,172,464

Pericom Semiconductor [1]	1,221,199	16,535,034	–	3,250,914	1,958,208	124,613

Planar Systems	1,079,499	9,035,407	1,053,770	181,951	33,347	–	1,221,075	5,323,887

SigmaTron International	345,772	2,309,757	–	–	–	–	345,772	3,146,525

Spire Corporation	675,600	172,278	3,599	15,751	(12,396)	–	662,700	73,560

TRC Companies	1,740,430	11,034,326	–	3,041,662	(1,342,372)	–	1,563,629	15,870,834

		66,704,323			595,779	124,613		45,092,559

Royce Special Equity Fund
Atrion Corporation [1]	115,000	39,101,150	–	8,331,780	30,159,230	36,000

AVX Corporation	9,900,000	138,600,000	–	13,742,351	3,253,281	2,047,500	8,700,000	117,102,000

Bowl America Cl. A	343,048	4,912,447	–	262,801	147,764	116,636	315,948	4,511,737

Children’s Place	2,170,000	123,690,000	–	32,566,839	8,328,555	565,290	1,540,000	100,731,400

CSS Industries	972,385	26,876,721	–	1,650,753	983,992	347,829	880,000	26,620,000

Finish Line (The) Cl. A	4,775,000	116,080,250	–	31,733,011	5,873,064	766,872	3,295,000	91,666,900

Foster (L.B.) Company	1,000,000	48,570,000	–	3,721,265	802,523	78,800	885,000	30,629,850

Frisch’s Restaurants	505,100	13,536,680	–	603,915	745,902	194,060	465,200	15,616,764

Haverty Furniture [1]	985,163	21,683,438	4,748,709	1,975,694	128,540	172,654

Hawkins	955,432	41,398,869	1,706,901	1,487,920	2,614,039	367,834	900,000	36,351,000

Hurco Companies	479,319	16,339,985	1,250,660	480,149	913,171	76,837	476,200	16,486,044

Meredith Corporation [1]	2,375,000	129,010,000	–	20,107,547	9,689,540	1,927,265

National Presto Industries	656,500	38,103,260	–	1,961,640	2,170,287	2,658,825	600,000	48,192,000

Neenah Paper	1,272,808	76,712,138	3,598,098	4,464,183	1,897,767	781,352	1,227,800	72,391,088

Park Electrochemical	1,458,382	36,357,463	2,962,826	1,996,600	694,640	2,487,023	1,475,000	28,261,000

ScanSource	2,400,000	96,384,000	–	36,909,365	(1,386,154)	–	1,480,000	56,328,800

Scholastic Corporation [1]	2,725,000	99,244,500	–	39,093,076	9,963,657	639,750

Schweitzer-Mauduit International [1]	2,300,000	97,290,000	–	41,764,892	(5,807,598)	1,417,400

Standard Motor Products	2,268,000	86,456,160	–	4,032,594	2,608,306	680,400	2,089,000	73,365,680

UniFirst Corporation	1,542,278	187,309,663	–	10,605,622	9,434,598	115,671	1,370,000	153,234,500

Universal Corporation [1]	1,900,000	83,562,000	–	83,994,124	(1,868,398)	1,633,528

Weis Markets [1]	1,486,100	71,065,302	63,176	5,627,016	1,104,383	880,830

		1,592,284,026			82,451,089	17,992,356		871,488,763

1 Not an Affiliated Company at June 30, 2015.

The Royce Funds 2015 Semiannual Report to Shareholders | 119

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2015, and held for the entire six-month period ended June 30, 2015. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2015, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Pennsylvania Mutual Fund	$1,000.00	$1,000.77	$4.66	$1,000.00	$1,020.13	$4.71	0.94%
Royce Micro-Cap Fund	1,000.00	986.18	7.53	1,000.00	1,017.21	7.65	1.53%
Royce Premier Fund	1,000.00	1,016.73	5.70	1,000.00	1,019.14	5.71	1.14%
Royce Low-Priced Stock Fund	1,000.00	1,028.54	6.24	1,000.00	1,018.65	6.21	1.24%
Royce Total Return Fund	1,000.00	1,007.44	5.72	1,000.00	1,019.09	5.76	1.15%
Royce Heritage Fund[3]	1,000.00	1,012.49	5.39	1,000.00	1,019.44	5.41	1.08%
Royce Opportunity Fund	1,000.00	1,006.69	5.77	1,000.00	1,019.04	5.81	1.16%
Royce Special Equity Fund	1,000.00	994.75	5.69	1,000.00	1,019.09	5.76	1.15%
Royce Select Fund I	1,000.00	1,002.32	6.16	1,000.00	1,018.65	6.21	1.24%
Royce Small-Cap Value Fund	1,000.00	1,011.85	6.04	1,000.00	1,018.79	6.06	1.21%
Royce Smaller-Companies Growth Fund	1,000.00	1,090.53	6.43	1,000.00	1,018.65	6.21	1.24%
Royce 100 Fund	1,000.00	1,000.00	6.15	1,000.00	1,018.65	6.21	1.24%
Royce Dividend Value Fund	1,000.00	1,027.10	6.13	1,000.00	1,018.74	6.11	1.22%
Royce Micro-Cap Opportunity Fund	1,000.00	1,042.98	6.48	1,000.00	1,018.45	6.41	1.28%
Royce Special Equity Multi-Cap Fund	1,000.00	969.77	4.64	1,000.00	1,020.08	4.76	0.95%
Service Class Royce Pennsylvania Mutual Fund	1,000.00	998.46	6.89	1,000.00	1,017.90	6.95	1.39%
Royce Micro-Cap Fund	1,000.00	985.97	8.08	1,000.00	1,016.66	8.20	1.64%
Royce Premier Fund	1,000.00	1,015.00	7.44	1,000.00	1,017.41	7.45	1.49%
Royce Low-Priced Stock Fund	1,000.00	1,026.43	7.49	1,000.00	1,017.41	7.45	1.49%
Royce Total Return Fund	1,000.00	1,005.65	7.31	1,000.00	1,017.50	7.35	1.47%
Royce Heritage Fund[3]	1,000.00	1,011.21	7.13	1,000.00	1,017.70	7.15	1.43%
Royce Opportunity Fund	1,000.00	1,004.69	7.41	1,000.00	1,017.41	7.45	1.49%
Royce Special Equity Fund	1,000.00	993.86	6.87	1,000.00	1,017.90	6.95	1.39%
Royce Small-Cap Value Fund	1,000.00	1,010.20	7.43	1,000.00	1,017.41	7.45	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,089.25	7.61	1,000.00	1,017.50	7.35	1.47%
Royce 100 Fund	1,000.00	998.84	7.38	1,000.00	1,017.41	7.45	1.49%
Royce Micro-Cap Discovery Fund	1,000.00	1,006.66	7.41	1,000.00	1,017.41	7.45	1.49%
Royce Dividend Value Fund	1,000.00	1,026.77	7.49	1,000.00	1,017.41	7.45	1.49%
Royce Micro-Cap Opportunity Fund	1,000.00	1,040.62	7.74	1,000.00	1,017.21	7.65	1.53%
Royce Special Equity Multi-Cap Fund	1,000.00	968.59	6.05	1,000.00	1,018.65	6.21	1.24%

120	| The Royce Funds 2015 Semiannual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Consultant Class
Royce Pennsylvania Mutual Fund	$1,000.00	$995.52	$9.50	$1,000.00	$1,015.27	$9.59	1.92%
Royce Micro-Cap Fund	1,000.00	981.19	12.48	1,000.00	1,012.20	12.67	2.54%
Royce Premier Fund	1,000.00	1,012.29	10.68	1,000.00	1,014.18	10.69	2.14%
Royce Total Return Fund	1,000.00	1,002.65	10.58	1,000.00	1,014.23	10.64	2.13%
Royce Heritage Fund[3]	1,000.00	1,006.97	11.15	1,000.00	1,013.69	11.18	2.24%
Royce Opportunity Fund	1,000.00	1,001.70	11.02	1,000.00	1,013.79	11.08	2.22%
Royce Special Equity Fund	1,000.00	990.13	10.66	1,000.00	1,014.08	10.79	2.16%
Royce Small-Cap Value Fund	1,000.00	1,006.44	11.19	1,000.00	1,013.64	11.23	2.25%
Royce Smaller-Companies Growth Fund	1,000.00	1,085.37	11.58	1,000.00	1,013.69	11.18	2.24%
Royce Dividend Value Fund	1,000.00	1,022.22	11.23	1,000.00	1,013.69	11.18	2.24%
Royce Special Equity Multi-Cap Fund	1,000.00	964.55	9.69	1,000.00	1,014.93	9.94	1.99%
Institutional Class Royce Pennsylvania Mutual Fund	1,000.00	1,001.54	4.02	1,000.00	1,020.78	4.06	0.81%
Royce Premier Fund	1,000.00	1,017.58	5.05	1,000.00	1,019.79	5.06	1.01%
Royce Low-Priced Stock Fund	1,000.00	1,028.54	5.78	1,000.00	1,019.09	5.76	1.15%
Royce Total Return Fund	1,000.00	1,008.19	5.08	1,000.00	1,019.74	5.11	1.02%
Royce Opportunity Fund	1,000.00	1,007.33	5.18	1,000.00	1,019.64	5.21	1.04%
Royce Special Equity Fund	1,000.00	995.60	5.10	1,000.00	1,019.69	5.16	1.03%
Royce Small-Cap Value Fund	1,000.00	1,012.70	5.29	1,000.00	1,019.54	5.31	1.06%
Royce Smaller-Companies Growth Fund	1,000.00	1,091.29	5.76	1,000.00	1,019.29	5.56	1.11%
Royce Dividend Value Fund	1,000.00	1,027.83	5.23	1,000.00	1,019.64	5.21	1.04%
Royce Special Equity Multi-Cap Fund	1,000.00	970.44	4.35	1,000.00	1,020.38	4.46	0.89%
W Class Royce Premier Fund	1,000.00	1,017.21	5.60	1,000.00	1,019.24	5.61	1.12%
Royce Total Return Fund	1,000.00	1,007.45	5.82	1,000.00	1,018.99	5.86	1.17%
R Class Royce Pennsylvania Mutual Fund	1,000.00	997.60	7.53	1,000.00	1,017.26	7.60	1.52%
Royce Premier Fund	1,000.00	1,013.82	8.84	1,000.00	1,016.02	8.85	1.77%
Royce Low-Priced Stock Fund	1,000.00	1,025.33	9.24	1,000.00	1,015.67	9.20	1.84%
Royce Total Return Fund	1,000.00	1,004.63	8.60	1,000.00	1,016.22	8.65	1.73%
Royce Heritage Fund	1,000.00	1,009.43	9.17	1,000.00	1,015.67	9.20	1.84%
Royce Opportunity Fund	1,000.00	1,003.98	8.65	1,000.00	1,016.17	8.70	1.74%
Royce Small-Cap Value Fund	1,000.00	1,008.75	9.11	1,000.00	1,015.72	9.15	1.83%
Royce Smaller-Companies Growth Fund	1,000.00	1,087.24	9.52	1,000.00	1,015.67	9.20	1.84%
Royce 100 Fund	1,000.00	997.31	9.11	1,000.00	1,015.67	9.20	1.84%
K Class Royce Pennsylvania Mutual Fund	1,000.00	998.23	7.18	1,000.00	1,017.60	7.25	1.45%
Royce Premier Fund	1,000.00	1,013.89	9.29	1,000.00	1,015.57	9.30	1.86%
Royce Low-Priced Stock Fund	1,000.00	1,027.12	7.99	1,000.00	1,016.91	7.95	1.59%
Royce Total Return Fund	1,000.00	1,006.05	7.66	1,000.00	1,017.16	7.70	1.54%
Royce Heritage Fund	1,000.00	1,010.28	7.93	1,000.00	1,016.91	7.95	1.59%
Royce Opportunity Fund	1,000.00	1,003.46	8.10	1,000.00	1,016.71	8.15	1.63%
Royce Small-Cap Value Fund	1,000.00	1,008.99	9.02	1,000.00	1,015.82	9.05	1.81%
Royce Smaller-Companies Growth Fund	1,000.00	1,088.40	8.23	1,000.00	1,016.91	7.95	1.59%
Royce 100 Fund	1,000.00	998.24	7.88	1,000.00	1,016.91	7.95	1.59%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2015 Semiannual Report to Shareholders | 121

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee1, President
Age: 50 | Number of Funds Overseen: 27 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 66 | Number of Funds Overseen: 27 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 77 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 73 | Number of Funds Overseen: 45 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
 Age: 69 | Number of Funds Overseen: 45 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 57 | Number of Funds Overseen: 27 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

122 | The Royce Funds 2015 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on June 3-4, 2015, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund (formerly Royce Value Fund), Royce Smaller-Companies Growth Fund (formerly Royce Value Plus Fund), Royce 100 Fund, Royce Micro-Cap Discovery Fund, Royce Dividend Value Fund, Royce Micro-Cap Opportunity Fund (formerly Royce Opportunity Select Fund), Royce Special Equity Multi-Cap Fund, and Royce Select Fund I (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain qualified and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

Overall, although the Funds generally achieved strong absolute performance during the 3-year and 5-year periods ended December 31, 2014, the Board noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, during those periods. The trustees noted that, as explained by R&A, the extraordinary monetary stimulus programs implemented by the Federal Reserve in the aftermath of the 2008 financial crisis (e.g., near zero interest rate policy, quantitative easing, “Operation Twist”, etc.) have produced significant relative performance headwinds for R&A’s value approach. These relative performance headwinds include: (i) small-cap equity returns well above historical averages; (ii) low equity market volatility; and (iii) historically low costs of capital for corporate issuers. As a result, companies with little-to-no earnings, high leverage, and high income yields generally have been the market leaders during the relevant 3-year and 5-year periods, not the higher quality companies generally favored by R&A (i.e., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital). The Board also noted that the relative performance for many Funds for the 10-year period ended December 31, 2014, which includes a portion of the more historically customary market cycle that preceded the 2008 financial crisis, was quite strong.

This trend of weaker relative performance over the applicable 3-year and 5-year periods and stronger relative performance over the relevant 10-year period manifested itself for several Funds. For example, the Sharpe Ratios for Royce Special Equity Fund (“RSE”), Royce Select Fund I (“RS1”), and Royce Dividend Value Fund (“RDV”) ranked in the top quartile within their respective Morningstar categories for the 10-year period ended December 31, 2014. The relative performance for the 3-year and 5-year periods ended December 31, 2014 was not, however, as strong for these Funds

The Royce Funds 2015 Semiannual Report to Shareholders | 123

Board Approval of Investment Advisory Agreements (continued)

(RSE: 4th and 3rd quartiles; RS1: 4th quartile for both periods; and RDV: 4th and 3rd quartiles). Similarly, although the Sharpe Ratio for Royce Total Return Fund (“RTR”) placed in the third quartile within the Small Blend Morningstar category for the 3-year period ended December 31, 2014, it ranked in the second quartile for the relevant 5-year and 10-year periods. Royce Pennsylvania Mutual Fund (“PMF”) also exemplified this trend, with its Sharpe Ratio ranking in the third, fourth, and second quartiles within the Small Growth Morningstar category for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2014. In addition, the Sharpe Ratios for Royce Premier Fund (“RPR”), Royce Small-Cap Value Fund (“RVV”), and Royce 100 Fund (“ROH”) ranked in the fourth quartile within their respective Morningstar categories for the 3-year and 5-year periods ended December 31, 2014. However, each of RPR, RVV, and ROH achieved better relative performance during the applicable 10-year period by placing in the second quartile within its Morningstar category.

The above-described trend did not manifest itself for all of the Funds that have been in existence for at least 10 years. The Sharpe Ratios for Royce Low-Priced Stock Fund (“RLP”) and Royce Micro-Cap Fund (“RMC”) ranked in the fourth quartile within the Small Blend Morningstar category for the 3-year and 5-year periods ended December 31, 2014 and in the fourth quartile (RLP) and third quartile (RMC) for the relevant 10-year period. In recent years, RLP and RMC had over-weightings in materials companies, particularly Canadian gold and silver mining companies, while RMC also maintained significant positions in international companies. These holdings contributed, in part, to the relative underperformance of RLP and RMC during the applicable periods. Royce Heritage Fund (“RHF”) achieved similar relative performance, with its Sharpe Ratio placing in the fourth, fourth, and third quartile within the Small Growth Morningstar category for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2014. Likewise, the Sharpe Ratios for Royce Smaller-Companies Growth Fund (“RVP”) and Royce Opportunity Fund (“ROF”) placed in the third, fourth, and third quartiles within the applicable category assigned by Morningstar for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2014. The Board noted that RVP has struggled during the recent market cycle as its portfolio manager had taken a more defensive portfolio approach going into the strong up-market beginning with the March 2009 market low. The Sharpe Ratio for Royce Micro-Cap Discovery Fund (“DSC”) fell in the 4th quartile within the Small Blend Morningstar category for the 3-year, 5-year, and 10-year periods ended December 31, 2014. In addition to the relative performance headwinds described above, the Board noted that the addition of an active management component layered onto DSC’s quantitative structure in August 2010 and its recent overweight to micro-cap value stocks adversely affected its relative performance during recent periods. The Board further noted that, other than a net 31 basis point advisory fee in 2007 and a net 22 basis point advisory fee in 2014, R&A has not otherwise received an advisory fee in respect of DSC since its 2003 inception.

Although Royce Micro-Cap Opportunity Fund (“ROS”) and Royce Special Equity Multi-Cap Fund (“RSM”) are among the newer open-end funds managed by R&A, the Board noted that these funds now have more than 3 years of performance. R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these newer funds in their initial periods of operation. The Board noted that ROS placed in the middle quintile and RSM placed in the fourth quartile within their respective Morningstar categories on the basis of their Sharpe Ratios for the 3-year period ended December 31, 2014.

The Board also noted that the peer groups included in the Morningstar materials for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the Morningstar data provided to the Board throughout the years by including performance information for other funds that R&A believes are comparable to those Funds.

In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2014 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2015.

The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indices and their competitors during preceding periods. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund: The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small-and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is

124 | The Royce Funds 2015 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

responsible for particular types of expenses. The Board noted that the net expense ratio for PMF ranked within the top quartile among its Morningstar peers, while the net expense ratios for RTR, ROF, DSC, ROS, RSM, and RS1 ranked within the middle quintile among their Morningstar peers.

Although the net expense ratios for RPR, RHF, and RSE, ranked within the fourth quintile among their Morningstar peers, the Board noted that such expense ratios were not significantly higher than their peer medians. RPR’s net expense ratio was 1.10%, 17 basis points higher than its peer median, while RHF’s net expense ratio of 1.40% was 9 basis points higher than its peer median. The Board further noted that RSE had a relatively small peer group, with RSE’s net expense ratio of 1.12% being only 2 basis points higher than its peer median.

The Board noted that the remaining Funds had fifth quintile net expense ratios. With respect to RMC, the Board noted that its contractual investment advisory fee rates were reduced by 5 basis points as of May 1, 2015, which would have lowered its reported net expense ratio of 1.52% to 1.47%, and that the average net expense ratio for the 65 non-institutional, non-ETF, domestic stock funds in the Morningstar database that invest primarily in issuers with market caps below $1 billion and 12b-1 fees of 0.25% is 1.45%. With respect to RLP, the Board noted that its reported net expense ratio of 1.49% was 14 basis points higher than its peer group median. The Board further noted that RLP’s contractual investment advisory fee rates were reduced as of July 1, 2014. Had that fee reduction been in place for all of 2014, RLP’s net expense ratio would have been 6 basis points higher than its peer group median.

With respect to RVP and RVV, the Board noted that RVP’s net expense ratio of 1.42% was 16 basis points higher than its peer group median and 7 basis points higher than its category median, while RVV’s net expense ratio of 1.45% was 20 basis points higher than its peer group median and 10 basis points higher than its category median. The investment advisory fees for RVP and RVV, which are both 25 and 15 basis points higher than their peer group medians and category medians, respectively, account for much of these differentials. The Board further noted, however, that the investment advisory fees for RVP and RVV are consistent with other Royce open-end funds and that the net expense ratios for RVP and RVV are 4 and 7 basis points, respectively, higher than the 1.38% mean for all 185 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points.

The Board also noted that the net expense ratios of ROH (1.50%) and RDV (1.44%) were 14 and 10 basis points higher than their peer group medians, respectively. The investment advisory fees for ROH and RDV, which are 12 and 12.5 basis points, respectively, higher than their peer group medians, account for much of these differentials. The Board further noted, however, that the investment advisory fees for ROH and RDV are consistent with other Royce open-end funds and that the net expense ratios for ROH and RDV are 12 and 6 basis points, respectively, higher than the 1.38% mean for all 185 small-cap category funds (non-institutional, non-index, non-ETF) with 12b-1 fees of 25 basis points.

The Board also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds.

The Board further noted that R&A has waived investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve the continuance of the existing Investment Advisory Agreements for all of the Funds, concluding that contract continuations on the existing terms for all of the Funds were in the best interest of the shareholders of the respective Funds and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2015 Semiannual Report to Shareholders | 125

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

126 | The Royce Funds 2015 Semiannual Report to Shareholders

Results of Shareholders Meeting

The Royce Funds
Royce Select Fund I
At a Special Meeting of Shareholders held on July 27, 2015, Select Fund I’s shareholders approved the following:
PROPOSAL	VOTES FOR	VOTES WITHHELD	ABSTAIN

to approve a Plan of Reorganization of The Royce Fund, on behalf of Royce Select Fund I (“Select Fund I”) and Royce 100 Fund (“100 Fund”), whereby all of the assets of Select Fund I would be transferred to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and 100 Fund’s issuance to Select Fund I of Investment Class shares of beneficial interest of 100 Fund.	629,580	83,605	2,221

The Royce Funds 2015 Semiannual Report to Shareholders | 127

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Wealth of Experience
With approximately $27 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

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Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

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JUNE 30, 2015

2015 Semiannual
Review and Report to Shareholders

Royce Global Financial Services Fund (formerly Royce Financial Services Fund)

Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund)

Royce Global Value Fund

Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund)

Royce International Micro-Cap Fund

Royce International Premier Fund

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Global Financial Services Fund (formerly Royce Financial Services Fund)	6

Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund)	8

Royce Global Value Fund	10

Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund)	12

Royce International Micro-Cap Fund	14

Royce International Premier Fund	16

Schedules of Investments and Financial Statements	18

Notes to Financial Statements	38

Understanding Your Fund’s Expenses	44

Trustees and Officers	45

Board Approval of Investment Advisory Agreements	46

Notes to Performance and Other Important Information	48

This page is not part of the 2015 Semiannual Report to Shareholders

Letter to Our Shareholders

“THE TIME IS OUT OF JOINT”

Anyone reestablishing contact with the wider world at the end of June would no doubt be pleased by the numbers that guide the financial and economic parts of our lives. The U.S. economy, following a first-quarter stumble in which GDP is estimated to have grown by 0.6%, appears once again to be growing at a faster clip. One could argue that its pace could be livelier, but healthy employment numbers, improving wages, and robust housing and auto markets would seem to promise a quickening in the coming months. Inflation is, for now, not a matter of great concern. Interest rates remain low—and will remain that way on an absolute basis, even with an increase (or two) in short-term rates likely before the end of 2015. And a Fed-led increase in short rates may cause long-term rates to back up as well, which would be bad news for the bond markets, though perhaps not for stocks. Similarly, Europe showed signs of recovery in the first half, even as Greece’s finances lurched dangerously toward collapse.

Indeed, one could find many positive developments in the globe’s equity markets through the first half of the year—or so it would seem. Returns for each of the major domestic indexes were in the black through the end of June, while a welcome recovery finally arrived for many non-U.S. stocks in the year’s first six months. Three- and five-year average annualized returns for the small-cap Russell 2000 Index, the Nasdaq Composite, and the large-cap Russell 1000 and S&P 500 Indexes all topped 17%, well above the rolling three- and five-year historical averages for each index. Non-U.S. indexes, while not as robust over the three- and five-year periods, showed encouraging signs of revival in the year’s first half. It would appear that we are living through good times for the economy and possibly great ones for equities.

Why, then, have we purloined a line from Hamlet to introduce our own take on stocks in the first half, one in which the titular protagonist warns of a troubling dislocation in the world around him? Some of the reasons are clear enough: Positive results for the first half notwithstanding, global equities were rocked by the highly publicized Greek default late in June. On the second-to-last trading day of the first half, many stocks gave away most, if not all, of their second-quarter gains. Markets in China faced arguably even more significant problems, considering how much larger and more important that nation’s economy is to the world compared to that of Greece. Chinese stocks plummeted 30% in the three weeks leading up to our Independence Day,

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LETTER TO OUR SHAREHOLDERS

making what seemed like a typical correction in June far more worrisome. A cut in interest rates and more relaxed rules for margin trading—both hastily put in place late in June—did little to stem the tide of selling.

The small-cap market has thus moved from the tightly correlated markets of 2011-2013 into a new phase of wide divergence and constricted leadership. From our perspective, then, the market is indeed out of joint.

Closer to home, there is the matter of how thoroughly disjointed results were for domestic equities. Large-cap returns, for example, were paltry—as can be seen from the table below—brought even lower by the Greek drama that ushered out the month of June. Performance for small-caps and the Nasdaq looked appreciably better, but in each case looks are almost assuredly deceiving. Health Care was by far the dominant sector in every market cap range, from micro to large, that Russell Investments tracks. Yet the rule in the first half seemed to be the smaller—and more growth-driven—the company, the loftier the results, especially if it was involved in biotech, the industry that has reigned supreme within the Russell 2000 over much of the last two years. This has had the effect of creating decidedly narrow market leadership within the small-cap space. Outside of biotech, strong first-half performances were mostly limited to a handful of other Health Care industries, software companies, and a few outliers such as construction materials and tobacco. The small-cap market has thus moved from the tightly correlated markets of 2011-2013 into a new phase of wide divergence and constricted leadership. From our perspective, then, the market is indeed out of joint.

“MORE THINGS IN HEAVEN AND EARTH...”
We have actually been arguing that the market has been disjointed for some time now. Fed policies designed to keep the economy and capital markets above water, which included multiple rounds of QE and keeping interest rates at or near zero, had other, unintended consequences that had an outsized effect on the small-cap market. For example, it became both easy and affordable for businesses to add debt, essentially eroding the risk differential between lower- and higher-quality businesses. Lower-quality and more highly levered companies then began a historically atypical period of outperformance in which our funds mostly did not participate. The Fed’s zero-interest-rate policy (“ZIRP”) also stoked an intense hunger for yield, which drove up values for bond-proxy equities such as REITs and Utilities, regardless of their underlying quality or profitability, that have only recently begun to correct. These actions also boosted stock correlations and reduced volatility, making it

Equity Indexes
As of June 30, 2015 (%)

•
Greek Drama Creates Underwhelming Results—The Greek default late in June eroded gains—giving equities second-quarter results that more closely hugged the flat line. The tech-oriented Nasdaq Composite was the leader, up 1.8%, followed by the small-cap Russell 2000 Index, which finished the quarter with a gain of 0.4%. The large-cap S&P 500 and Russell 1000 Indexes rose 0.3% and 0.1%, respectively.

•
A Global Bull Encounters a Greek Drama—Late in June, equity investors had to address the potential consequences of an economic Greek tragedy. Investors’ concerns about a Greek default stalled what was otherwise a robust recovery in non-US equities. The Russell Global ex-U.S. Small Cap Index returned 3.9% versus a gain of 0.7% for the Russell Global ex-U.S. Large Cap Index for the second quarter. Year-to-date results remained quite solid—the small-cap index led the way with a gain of 7.7% while the Russell Global ex-U.S. Large Cap Index rose 4.2%.

•
Healthy and Informed—Health Care and Information Technology were the best performing sectors in the Russell 2000 year-to-date through 6/30/15—the former led by a wide margin—while Utilities and Materials were the worst performers in the year’s first half.

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	4.75	6.49	17.81	17.08	8.40

S&P 500	1.23	7.42	17.31	17.34	7.89

Russell 1000	1.71	7.37	17.73	17.58	8.13

Nasdaq Composite	5.30	13.13	19.33	18.78	9.26

Russell Midcap	2.35	6.63	19.26	18.23	9.40

Russell Microcap	6.03	8.21	19.25	17.48	7.07

Russell Global ex-U.S. Small Cap	7.74	-3.46	11.35	8.99	7.07

Russell Global ex-U.S. Large Cap	4.23	-5.02	9.96	8.13	5.80

[1] Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

2 | This page is not part of the 2015 Semiannual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

harder to find the kind of mispriced opportunities that have always been our stock in trade.

Finally, there were significant runs for high-growth, non-earning, and more speculative businesses, many with negative EBIT. This continues into the present day with the recent contraction of small-cap leadership, which represents more of a bet on long-duration assets than current profitability. In each of these cases, our more qualitative, risk-conscious approaches have in general kept us away from these areas. While we are confident that this trend will fade and that speculative bubbles will burst, we also understand the frustrations that have built over the last few years as active managers such as ourselves have continued to lag our respective benchmarks.

We have seen enough signs, both economically and in the market, which suggest that stocks are slowly moving back to what we would call their historical norm—lower overall returns, higher volatility, and long-term advantages for companies with consistent profits and high returns on invested capital.

So do these challenges mean that something is rotten in the state of small-cap, if only in some of its actively managed precincts? That is the question, more or less, that we have been wrestling with of late. To be sure, we ran the gamut in the first half from disappointment to optimism to frustration as investor preferences moved around. They first showed favor to long-duration assets, then looked, if only briefly, toward consistently profitable and/or conservatively capitalized companies before shifting back again. However, we have seen enough signs, both economically and in the market, which suggest that stocks are slowly moving back to what we would call their historical norm—lower overall returns, higher volatility, and long-term advantages for companies with consistent profits and high returns on invested capital.

Most notably, there was a positive directional trend dating from the first-half low for the 10-year Treasury on January 30 through the end of the first half. During this period, which included the bearish month of April, we were pleased with the way many of our portfolios either outperformed their benchmarks or began to narrow the gap. This was very clear during the growth scare engendered by (at the time) negative first-quarter GDP numbers, which led many companies to begin revising their earnings expectations downward. Of course, when it became clear that much of what put a drag on first-quarter numbers was temporary, including such factors as the awful winter weather, the West Coast port strike, and the plunge in oil prices, things began to pick up again fairly quickly, at least for the more speculative areas within Health Care and a few other narrow equity locales.

“THE READINESS IS ALL”
Yet this period also offered a potential preview of how the landscape, at least for U.S. stocks, will look when short-term interest rates begin to rise—which is likely to be later this year. We see higher rates breeding more uncertainty, be it about inflation, the cost of capital, or a number of other issues. This in turn typically leads to more mispricing in the short run, which creates precisely the opportunities that we crave as risk-conscious bargain hunters. To us, high rates are synonymous with higher risk. A higher-risk environment also tends to benefit quality companies (by which we mean conservatively capitalized, profitable businesses with high returns on invested capital and effective, shareholder-friendly management). So we have no worries about rising rates or greater volatility in the markets. In fact, we welcome both.

High rates are synonymous with higher risk. A higher-risk environment also tends to benefit quality companies (by which we mean conservatively capitalized, profitable businesses with high returns on invested capital and effective, shareholder-friendly management). So we have no worries about rising rates or greater volatility in the markets. In fact, we welcome both.

Regardless of location, we see quality differentiating itself when risk premiums rise because quality businesses are better businesses—as profitable, financially sound enterprises, they are purpose-built and run to survive periods of higher risk

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LETTER TO OUR SHAREHOLDERS

and/or greater uncertainty, which helps to explain why the market of the last several years has seen many of these companies disadvantaged in the easy-money, ZIRP environment. In a phase in which few if any of the traditional penalties were paid for larding leverage onto corporate balance sheets, there were also scant advantages that have historically accrued to higher-quality, more conservatively capitalized companies.

We feel confident that this era is over. Our expectation is for lower returns for stocks as a whole, but relatively better returns for both high-quality companies and more cyclical, less defensive sectors. We suspect that in a few years market observers will look back at 2015—and perhaps the longer span covering 2013-2015 —as a hinge period in which the gradual sun-setting of interventionist Fed policies, coupled with the steady growth of the economy, restored the capital markets to something closer to more familiar historical patterns of performance and volatility. This is why we have been patiently holding so many companies in sectors such as Industrials and
Materials—they boast many attractive characteristics that the market has not yet fully recognized, a phenomenon we expect will change as the economy heats up. In our estimation their profitability, growth prospects, and reasonable to attractive valuations make them coiled springs. Until then, we wait.

To be sure, it has been a cycle of, at times, seemingly endless challenges for our active and risk-conscious approaches. Our collective patience has been sorely tested as we have waited (and waited) for many of our highest-confidence holdings to turn around. Of course, transitions are never easy, and the turn we have been anticipating has taken longer, after a few false starts, than any of us initially anticipated. Change, however, can take time—and we are often aware that a dramatic turn has occurred only in retrospect. We are content, then, to continue investing in the same way that we have for more than four decades—with a close eye on risk as we look for the intersection of attractive valuation and organic growth potential.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

July 31, 2015

4 | This page is not part of the 2015 Semiannual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of June 30, 2015
	AVERAGE ANNUAL TOTAL RETURNS (%)							ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Global Financial Services Fund	7.22	7.05	20.66	17.07	8.71	8.74	12/31/03	1.93	1.74
(formerly Royce Financial Services Fund)

Royce European Small-Cap Fund	11.52	-9.22	10.46	9.52	n.a.	3.25	12/29/06	1.96[2]	1.54[2]
(formerly Royce European Smaller-Companies Fund)

Royce Global Value Fund	7.67	-8.62	6.34	6.49	n.a.	4.62	12/29/06	1.65[2]	1.54[2]

Royce International Small-Cap Fund	4.49	-9.11	7.66	6.94	n.a.	5.00	6/30/08	1.84[2]	1.54[2]
(formerly Royce International Smaller-Companies Fund)

Royce International Micro-Cap Fund	7.45	-2.75	10.82	n.a.	n.a.	2.40	12/31/10	3.47[2]	1.65[2]

Royce International Premier Fund	13.72	1.08	11.95	n.a.	n.a.	5.43	12/31/10	2.30[2]	1.54[2]

INDEX

Russell 2000 Index	4.75	6.49	17.81	17.08	8.40	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	6.37	0.34	13.69	11.77	7.36	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	7.74	-3.46	11.35	8.99	7.07	n.a.	n.a.	n.a.	n.a.

Russell Europe Small Cap Index	10.01	-4.56	17.85	13.09	7.33	n.a.	n.a.	n.a.	n.a.

[1] Not annualized
[2] Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund (1% for Royce Global Financial Services Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s Service Class shares. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services Fund; 1.54% for Royce European Small-Cap, Global Value, International Small-Cap, and International Premier Funds through April 30, 2016, at or below: 1.64% for Royce International Micro-Cap Fund through April 30, 2016, and at or below: 1.99% for Royce International Micro-Cap Fund, and International Premier Fund through April 30, 2025. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Europe Small Cap Index is an unmanaged, capitalization-weighted index of European small-cap stocks. Index returns include net reinvested dividends and/or interest income. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. All index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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MANAGER’S DISCUSSION

Royce Global Financial Services (RFS) (formerly Royce Financial Services Fund)

Chuck Royce

FUND PERFORMANCE
We were very pleased with both absolute and relative first-half results for Royce Global Financial Services Fund (formerly Royce Financial Services Fund). For the year-to-date period ended June 30, 2015, the Fund advanced 7.2%, easily outperforming both its small-cap benchmark, the Russell 2000 Index, which was up 4.8%, and the Russell 2500 Financial Services Index, which was up 3.1% for the same period. The Fund underperformed both indexes during the slightly volatile first quarter, increasing 2.7% compared to 4.3% for the Russell 2000 and 3.7% for the financial services companies in the Russell 2500. Much of this relative disadvantage was due to a positive but relatively underwhelming performance from capital markets, the portfolio’s largest industry group.
The second quarter saw the Fund rebound on a relative basis thanks to a very strong performance in April, an otherwise bearish month for most stocks. For the second quarter as a whole, the Fund gained 4.4% compared to gains of 0.4% for the Russell 2000 and a loss of 0.5% for the financial services companies in the Russell 2500. Long-term results remained impressive on both and absolute and relative scale. The Fund beat the Russell 2000 for the one-, three-, and 10-year periods ended June 30, 2015 while it was essentially even with the small-cap index for the five-year and since inception (12/31/03) time spans. It outperformed the Russell 2500 Financial Services companies for the three-, five-, 10-year, and since inception periods ended June 30, 2015. The Fund’s average annual total return since inception was 8.7%.

WHAT WORKED... AND WHAT DIDN’T
As mentioned above, the capital markets group dominated the portfolio’s performance in the first half. The industry is home to several asset management companies, a business we believe we know well and in which we have many years of investment experience. So while six of the portfolio’s 10 most significant detractors came from that industry, eight of its 10 largest contributors did as well. Needless to say, net gains for contributors had a far more meaningful impact on performance than those whose shares were in decline for the first half.
The Fund’s top-two performers made particularly notable contributions to results for the semiannual period. First was WisdomTree Investments, an asset management company that primarily sponsors ETFs (exchange traded funds).The company enjoyed record inflows and revenues in the first quarter of 2015, which prompted us to reduce our position during the first half, though we still held a good-sized stake at the end of June. A rising share price inspired a similar reduction for Diamond Hill Investment Group, which saw strong earnings and growing revenues draw investors. Though not quite as lofty, Jupiter Fund Management also posted a noteworthy net gain. This London-based business manages open-end funds with an active management approach. The firm also offers investment services to institutional and other private clients. Its shares were helped by healthy inflows and increased assets under management, and we were pleased to hold a large position at the end of June.
In January we chose to sell our shares of automotive financial services company Ally Financial, formerly GMAC, the financing arm of General Motors. Steady losses dating back to late 2014—primarily the result of a growing number of missed auto loan payments—convinced us that better opportunities could be found elsewhere in the market. We were more confident in the long-term prospects for South African investment firm Coronation Fund Managers. Although we trimmed our shares in January, we held onto a sizable position. Its shares were challenged throughout the first half, falling especially hard in April after the firm announced that earnings were likely to drop anywhere from 5% to 15% for its fiscal semiannual period.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

WisdomTree Investments	0.83

Diamond Hill Investment Group	0.80

Jupiter Fund Management	0.50

Value Partners Group	0.47

MarketAxess Holdings	0.40

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Ally Financial	-0.36

Coronation Fund Managers	-0.33

Medley Management, Cl. A	-0.31

Piper Jaffray	-0.31

GMP Capital	-0.30

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective June 15, 2015, we renamed the Fund while simultaneously expanding its ability to invest in non-U.S. financial services companies, which have become an area of increasing interest and opportunity for us over the last several years. The Fund may now invest up to 50% of its net assets in foreign companies, where 33.7% of its net assets were invested in at the end June, slightly less than half of which were headquartered in Western Europe.
In terms of individual companies, we continue to lean more toward financial services businesses with little or very low leverage and sterling fundamentals, which typically encompasses asset managers, insurance companies, investment or insurance brokers, and technology firms with financial expertise or specialization. While historically we have invested comparatively little in banks, we have been looking at them more closely of late. Looking forward, we like the growing global reach of some of the best-managed asset management firms and anticipate that these businesses will continue to remain a focal point of the portfolio. Considering this emphasis, we would expect the Fund to remain periodically out of sync with the financial services companies in the Russell 2500 and to often move in a different direction than the Russell 2000.

6 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYFSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	7.22	7.05	20.66	17.07	8.71	8.74

Annual Gross Operating Expenses: 1.93% Annual Net Operating Expenses: 1.74%

*Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/03 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Federated Investors Cl. B	2.0

CIT Group	1.8

TMX Group	1.8

Jupiter Fund Management	1.8

Ashmore Group	1.7

First Citizens BancShares Cl. A	1.6

First Republic Bank	1.6

Artisan Partners Asset Management Cl. A	1.6

Westwood Holdings Group	1.6

Value Partners Group	1.5

Portfolio Industry Breakdown
% of Net Assets

Capital Markets	51.7

Diversified Financial Services	11.0

Banks	8.1

Insurance	5.1

Software	2.2

IT Services	1.8

Internet Software & Services	1.8

Consumer Finance	1.8

Media	1.5

Investment Companies	1.4

Marine	1.0

Trading Companies & Distributors	1.0

Professional Services	0.8

Real Estate Management & Development	0.6

Hotels, Restaurants & Leisure	0.2

Miscellaneous	3.1

Cash and Cash Equivalents	6.9

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)

	UPSIDE	DOWNSIDE

10-Year	94	88

Fund’s First Full Quarter (12/31/03)	90	84

Calendar Year Total Returns (%)

YEAR	RFS

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2] % of Net Assets

United States	59.4

United Kingdom	7.0

Canada	5.7

Switzerland	4.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$57 million

Number of Holdings	100

Turnover Rate	24%

Average Market Capitalization[1]	$2,350 million

Weighted Average P/E Ratio[2,3]	18.4x

Weighted Average P/B Ratio[2]	2.8x

Holdings ≥ 75% of Total Investments	56

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2016. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 7

MANAGERS’ DISCUSSION

Royce European Small-Cap Fund (RES) (formerly Royce European Smaller-Companies Fund)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund) put up a terrific showing in the first half. For the year-to-date period ended June 30, 2015 the Fund increased 11.5%, outpacing its benchmark, the Russell Europe Small Cap Index, which gained 10.0% for the same period. Following a difficult 2014 (and a similarly bearish January 2015), the Fund’s fortunes began to reverse in February when it outpaced the European small-cap index’s impressive 8.0% gain with an 8.8% advance for the month. The Fund then held its value relatively better than the benchmark when European small-caps briefly corrected in March. For the first quarter European Small-Cap was up 4.7% compared to its benchmark’s 3.6% advance.
Unlike most domestic equities, non-U.S. stocks, particularly European small-caps, roared back in April, and we were again pleased to see the Fund outpace its benchmark during another dynamic, short-term rally. The pace of returns slackened in May and into June before news of the Greek default on the second-to-last trading day of the quarter wreaked havoc on stock prices. Despite the last-minute headwind, European Small-Cap gained 6.5% in the second quarter versus a return of 6.2% for the Russell Europe Small Cap. On a more intermediate- and long-term basis, the Fund still has some ground to make up, though the Fund outperformed the Russell Europe Small Cap for the since inception (12/29/06) period ended June 30, 2015.

WHAT WORKED... AND WHAT DIDN’T
During the semiannual period all of the Fund’s eight equity sectors posted net gains, most notably Industrials, Information Technology, Consumer Discretionary, Health Care, and Financials. Only the first of these five groups did not also have a positive impact vis-à-vis the benchmark. Net losses at the industry and position level were comparatively modest. The leading detractor among the portfolio’s industries was the building products group. It’s slotted in the Industrials sector and was one of the few industries in which the Fund significantly lagged its benchmark in the first half.
On a country level, the top contributor was by far the U.K., where the Fund has historically had substantial exposure, followed by France, Italy, and Switzerland. Germany was the lone sizable detractor, followed by slight net losses for Cyprus and Spain.
Based in Switzerland and the Fund’s largest position at the end of June, VZ Holding provides financial services to both individual and corporate clients in Switzerland and Germany, including financial planning, insurance, mortgages, and other wealth management services. The Swiss National Bank’s surprise decision in mid-January to delink from the euro resulted in rapid appreciation for the Swiss franc, which in turn led VZ Holding’s stock to decline as the Swiss market as a whole reacted negatively to the currency inflation. We took this opportunity to add shares, as we believe this is a high-quality company with a domestic business that has historically been largely unaffected by currency movements. When the company subsequently reported sterling 2014 results in March, its stock marched to new highs, which led us to sell some shares. London-based Clarkson is an investment holding company whose subsidiaries provide integrated shipping services worldwide. Its stock began to rise in February shortly after the announcement that it had completed the acquisition of international shipbroking company RS Platou ASA. Its stock continued to do well through the rest of 2015’s first half, reaching new highs at the end of June. Strong results for fiscal 2014, which were well ahead of market expectations, and a double-digit growth outlook were additional factors that helped drive performance. Clarkson’s entrance into the FTSE 250 index on the London Stock Exchange in mid-April, a move that required U.K. index funds to invest in the stock, also played a part.
A German business topped the list of the Fund’s detractors at the position level for the semiannual period. LPKF Laser & Electronics develops specialized mechanical engineering products for electronics production, the automotive industry, and in the manufacture of solar cells. After a disappointing 2014, its shares rallied briefly in February only to begin falling again in March after a disappointing first-quarter report led to a wave of selling. We decided to sell our shares in June. Headquartered in China and listed on the Frankfurt Stock Exchange, Joyou designs and retails sanitary fixtures including bathroom faucets, kitchen products, and ceramics. An announcement late in April that the company’s supervisory board would be conducting an audit to review business transactions by its subsidiaries led to a precipitous drop in Joyou’s stock price. We exited our position immediately following the announcement.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

VZ Holding	0.93

Clarkson	0.89

Nokian Renkaat	0.88

Elektrobudowa	0.85

AVEVA Group	0.80

[1]Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

LPKF Laser & Electronics	-0.55

Joyou	-0.55

Aixtron	-0.38

Societe Internationale de Plantations d’Heveas	-0.18

Schaffner Holding	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end June, the portfolio remained overweight in Industrials, Information Technology, Materials, and Energy. The largest exposure by country was to the U.K., France, and Switzerland. We continue to look for conservatively capitalized companies that earn high returns on invested capital and demonstrate the ability to compound wealth over the long term.

8 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RISCX RESNX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	SINCE INCEPTION (12/29/06)

RES	11.52	-9.22	10.46	9.52	3.25

Annual Gross Operating Expenses: 1.96%** Annual Net Operating Expenses: 1.54%**

* Not Annualized
** Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/06 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

VZ Holding	3.0

Clarkson	2.6

HellermannTyton Group	2.4

Mayr-Melnhof Karton	2.3

e2v technologies	2.1

Consort Medical	2.0

Ashmore Group	1.9

AVEVA Group	1.9

Addtech Cl. B	1.9

Polypipe Group	1.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	34.0

Information Technology	12.9

Health Care	12.2

Consumer Discretionary	10.6

Financials	10.3

Materials	8.6

Energy	4.3

Consumer Staples	2.9

Cash and Cash Equivalents	4.2

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/06)	90	85

Calendar Year Total Returns (%)

YEAR	RES

2014	-14.9

2013	20.8

2012	23.8

2011	-20.3

2010	35.2

2009	57.7

2008	-46.4

2007	1.4

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	37.1

France	19.7

Switzerland	8.9

Italy	6.7

Germany	6.7

Austria	4.4

Norway	3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$22 million

Number of Holdings	75

Turnover Rate	46%

Average Market Capitalization[1]	$986 million

Weighted Average P/E Ratio[2,3]	18.8x

Weighted Average P/B Ratio[2]	2.8x

Holdings ≥ 75% of Total Investments	46

Active Share[4]	95%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.54% through April 30, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Europe Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Value Fund (RGV)

David Nadel Dilip Badlani, CFA Steven McBoyle, CPA, CA Jim Harvey, CFA

FUND PERFORMANCE
We were pleased to see Royce Global Value Fund mount a comeback of sorts in the first half with a strong absolute and relative performance. The Fund gained 7.7% for the year-to-date period ended June 30, 2015, outpacing its benchmark, the Russell Global Small Cap Index, which gained 6.4% for the same period. While domestic equities began the year with a downturn in January, their non-U.S. counterparts had more varied results. We were pleased to see the Fund lose less than its benchmark during this challenging month (-1.0% versus -1.5%). The rest of the first quarter was similarly mixed, but along more varied lines. Most stocks across the globe did well in February, with the U.S. and Europe showing the most strength regionally. March then saw some interestingly selective pullbacks in U.S. large-caps (the S&P 500, Russell 1000, and Nasdaq were each underwater for the month) and a number of European small-caps. The upshot was a solidly positive opening quarter for the Fund, in which it advanced 2.4%, lagging the index’s 3.9% return.
While domestic small-caps struggled in April, signs of an economic recovery in Europe were a boon to many non-U.S. small-caps. Their stateside cousins then rallied in May, which was more globally bullish though less robust outside the U.S. The overall pace of returns continued to cool globally in June, especially later in the month when the Greek default and China’s precipitously plummeting stock market made markets more volatile and, in some cases, downright bearish. Despite these headwinds, Global Value increased 5.2% for the quarter, well ahead of its benchmark’s 2.4% advance. The Fund also owned a slight performance advantage over the Russell Global Small Cap for the since inception (12/29/06) period ended June 30, 2015.

WHAT WORKED... AND WHAT DIDN’T
All of the Fund’s nine equity sectors contributed to performance in the first half, with particularly strong net gains coming from Industrials and Financials. We were also pleased that these two sectors outpaced the net gains from these areas within the benchmark. As was the case with many of Royce’s domestic portfolios, Health Care contributed within the portfolio while also having a negative impact versus the benchmark. This was almost entirely a result of the Fund’s very low exposure to U.S. market-leading biotech stocks and, to a lesser degree, pharmaceuticals companies. At the country level the largest contributors were the U.K., Hong Kong, and Japan. Net losses at the country level were far more modest, with Brazil, Singapore, and Sweden detracting most from the Fund’s first-half results.
Leading all of the portfolio’s positions by an impressive margin was top-10 holding Value Partners Group. A Hong Kong-based asset manager with a value orientation that naturally appeals to us, its shares often closely parallel movements in the Hong Kong and Shanghai markets. Each climbed precipitously into May before cooling off with the bear market for Chinese stocks. We were pleased to see growth in its assets under management and improved performance and management fees, all of which helped its earnings. London-based Clarkson was the Fund’s second-biggest position at the end of June and second-largest contributor to performance in the first six months of 2015. Clarkson is an investment holding company whose subsidiaries provide integrated shipping services worldwide. Its stock began to rise in February and did well through the remainder of 2015’s first half, reaching new highs at the end of June. Strong results for fiscal 2014, which were well ahead of market expectations, and a double-digit growth outlook helped drive performance. Clarkson’s entrance into the FTSE 250 index on the London Stock Exchange in mid-April, a move that required U.K. index funds to invest in the stock, also played a part.
The Fund’s most significant detractor was retailer New World Department Store China, which is headquartered in Hong Kong and runs stores on the mainland. Its stock plunged late in June, hurt by the bear market in China and the decision by Chinese authorities to tighten restrictions on margin lending. Liking the company’s management, generous dividend policy, and position as a major retail presence in a vital and growing consumer market, we held onto a sizable position at the end of June. Anixter International, which makes specialized wiring systems and distributes cables and electrical and electronic wire products, reduced the organic growth outlook for fiscal 2015 for two of its core distribution businesses—enterprise cabling and security solutions and electronic wire and cable—primarily due to mounting competition in cabling and security and slower U.S. industrial production keyed by the stronger dollar and lower energy-related capital spending. Slumping copper prices have also hurt its business. We held shares at the end of June.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Value Partners Group	1.62

Clarkson	0.68

Taiwan Paiho	0.54

Obara Group	0.50

AVEVA Group	0.42

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

New World Department Store China	-0.42

Anixter International	-0.32

Luk Fook Holdings (International)	-0.23

Zuiko Corporation	-0.23

Western Forest Products	-0.19

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The portfolio’s largest weightings by country at the end of the first half were the U.S., Japan, and the U.K. As the global economy continues to recover, we are looking for opportunities in several sectors. At the end of June, the Fund was overweight in Consumer Discretionary and Industrials, positioned for a market that more consistently rewards profitable businesses.

10 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RIVFX RGVIX RGVHX RGVRX RGVKX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	SINCE INCEPTION (12/29/06)

RGV	7.67	-8.62	6.34	6.49	4.62

Annual Gross Operating Expenses: 1.65%** Annual Net Operating Expenses: 1.54%**

* Not Annualized.
** Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/06 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Magellan Aerospace	2.1

Clarkson	1.9

VZ Holding	1.5

New World Department Store China	1.5

Totvs	1.4

CETIP - Mercados Organizados	1.4

Obara Group	1.4

Value Partners Group	1.4

ManpowerGroup	1.3

Valmont Industries	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.1

Consumer Discretionary	20.9

Financials	16.9

Information Technology	10.9

Materials	7.3

Health Care	6.2

Consumer Staples	2.4

Energy	1.4

Utilities	0.5

Cash and Cash Equivalents	9.4

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

From 12/31/06 (Start of Fund’s First Full Quarter)	98	97

Calendar Year Total Returns (%)

YEAR	RGV

2014	-5.8

2013	6.3

2012	11.0

2011	-18.7

2010	35.7

2009	61.9

2008	-39.9

2007	14.3

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	25.1

Japan	12.1

United Kingdom	11.4

Hong Kong	5.4

Canada	4.6

Switzerland	4.2

Germany	3.7

Brazil	3.6

France	3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$71 million

Number of Holdings	175

Turnover Rate	30%

Average Market Capitalization[1]	$1,826 million

Weighted Average P/E Ratio[2,3]	17.5x

Weighted Average P/B Ratio[2]	2.8x

Holdings ≥ 75% of Total Investments	84

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.54% through April 30, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION

Royce International Small-Cap Fund (RIS) (formerly Royce International Smaller-Companies Fund)

Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund) enjoyed a strong first half on an absolute basis even as it came up short on a relative scale. For the year-to-date period ended June 30, 2015, the Fund advanced 4.5% compared to a 7.7% increase for its benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. After a bearish finish to 2014, fortunes for many non-U.S. equity markets reversed in 2015’s first quarter. During these volatile first three months, the Fund was unable to gain an advantage over its benchmark, falling 0.5% in the first quarter versus a 3.7% gain for the index.
The Fund found its footing in the second quarter, improving on both an absolute and relative basis. We were pleased to see International Small-Cap outperform the Russell Global ex-U.S. Small Cap in the bullish April and relatively more muted May. The Fund was even with the benchmark in the markedly bearish June, when markets were rocked largely by the Greek default and anxiety over China’s plunging stock market. The Fund thus outpaced the index in the second quarter, climbing 5.0% compared to the non-U.S. small-cap index’s 3.9% gain. The Fund outperformed the Russell Global ex-U.S. Small Cap for the since inception (6/30/08) period ended June 30, 2015.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s eight equity sectors contributed to performance in the first half, with net gains from Financials making the largest positive impact, followed by Industrials and Health Care. When sector impacts are compared to the Fund’s benchmark, only the first of the three made a positive impact. Based on country exposure, the top contributors were the U.K., Japan, and Hong Kong while the largest detractors from results were Brazil (by a wide margin), India, and Germany.
The portfolio’s strength in the Financials sector came primarily from two of its top performers, each of which was a top-10 holding at the end of June. Value Partners Group is a Hong Kong-based firm that has focused on Asian markets for more than two decades. Its shares often closely parallel movements in the Hong Kong and Shanghai markets. Each climbed precipitously into May before cooling off with the bear market for Chinese stocks. Its value orientation having an understandable appeal to us, the company saw growth in its assets under management and improved performance and management fees, all of which helped its earnings. VZ Holding provides financial services to individual and corporate clients in Switzerland and Germany. The Swiss National Bank’s surprise decision in mid-January to delink from the euro resulted in rapid appreciation for the Swiss franc, which in turn led VZ Holding’s stock to decline as the Swiss market as a whole reacted negatively to the currency inflation. We took this opportunity to add shares, as we believe this is a high-quality company with a domestic business that has historically been largely unaffected by currency movements. When the company subsequently reported sterling 2014 results in March, its stock marched to new highs. Another top contributor and top-10 holding, e2v Technologies makes high-tech electronic components including radio frequency, microwave, and sensing components. While recent revenue growth was modest, the company continued to offer optimistic full-year guidance. Along with an earlier assurance that it planned on doubling EBIT by 2020, the news kept investors very interested in the stock through the end of June.
Industrials was a mixed bag on two levels—the sector did well in the portfolio but had a modest negative impact vis-à-vis the benchmark. In addition, while eight companies from the sector were among the Fund’s top-20 contributors in the first half, it was also home to a pair of its largest detractors, including the top detractor for the first half, Brazil’s Kepler Weber. The company manufactures food storage equipment including grain silos, conveyors, and animal feed mills. Ongoing weakness in the Brazilian economy, combined with a global commodity price decline, led to a sell off. Execution issues continued to hurt results for India’s KPIT Technologies, which provides product engineering and application and consulting services to a number of industries. Its shares tanked after the company reported disappointing earnings for its fiscal fourth quarter as revenues fell and margins contracted. Seeing what we thought were better opportunities elsewhere, we exited both positions in April. One of 2014’s top contributors, India’s Shriram Transport Finance lends to the used truck market and was a significant detractor in the first half as it experienced a steep decline in profits based on increased costs associated with bad loans.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Value Partners Group	1.64

e2v technologies	0.61

VZ Holding	0.60

Biosensors International Group	0.47

Norbert Dentressangle	0.41

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Kepler Weber	-0.48

KPIT Technologies	-0.40

Shriram Transport Finance	-0.36

Apollo Tyres	-0.31

Zuiko Corporation	-0.29

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective May 1, 2015, Dilip Badlani and Jim Harvey became the Fund’s portfolio managers (Dilip having served previously as assistant portfolio manager since 2013). Mark Rayner continues to serve as assistant portfolio manager. Our portfolio holdings emphasize our preference for high-quality, wealth-compounding businesses, particularly in sectors such as Industrials and Consumer Discretionary—two areas in which we were overweight versus the benchmark at the end of June.

12 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYGSX RISNX RISIX

Performance and Expenses Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/08)

RIS	4.49	-9.11	7.66	6.94	5.00

Annual Gross Operating Expenses: 1.84%** Annual Net Operating Expenses: 1.54%**

* Not Annualized
** Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 6/30/08 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

VZ Holding	2.2

Television Broadcasts	1.8

Industrias Bachoco ADR	1.8

Magellan Aerospace	1.7

Leopalace21 Corporation	1.7

E-House (China) Holdings ADR	1.7

e2v technologies	1.6

Value Partners Group	1.6

EMIS Group	1.5

ADLER Real Estate	1.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.2

Consumer Discretionary	22.7

Financials	21.7

Information Technology	12.0

Health Care	7.0

Materials	4.0

Consumer Staples	2.7

Energy	1.1

Cash and Cash Equivalents	4.6

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

From 6/30/08 (Start of Fund’s First Full Quarter)	94	89

Calendar Year Total Returns (%)

YEAR	RIS

2014	-7.3

2013	12.7

2012	19.4

2011	-18.7

2010	26.5

2009	50.3

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	17.7

United Kingdom	11.9

Hong Kong	11.6

Germany	7.5

Canada	5.8

China	5.7

France	3.9

Switzerland	3.5

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$31 million

Number of Holdings	98

Turnover Rate	64%

Average Market Capitalization[1]	$1,340 million

Weighted Average P/E Ratio[2,3]	16.9x

Weighted Average P/B Ratio[2]	2.5x

Holdings ≥ 75% of Total Investments	61

Active Share[4]	97%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.54% through April 30, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION

Royce International Micro-Cap Fund (RMI)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
For the year-to-date period ended June 30, 2015 Royce International Micro-Cap Fund was up 7.5%, trailing its benchmark, the Russell Global ex-U.S. Small Cap, which advanced 7.7% for the same period. While we were pleased with the Fund’s absolute result, its relative showing was disappointing.
After finishing 2014 in the red (and behind their domestic counterparts), non-U.S. equities continued the downward trend in the first month of 2015, this time joined by most U.S. stocks. There was, however, a spirited global rally in February before many non-U.S. issues corrected again in March. This made for a volatile opening period that, thanks to the strength of returns in February, left most non-U.S. stocks in the black. For the first quarter International Micro-Cap was up 1.8%, lagging the benchmark, which gained 3.7% for the same period. The upward trend for non-U.S. stocks continued into the second quarter, with April having the most pronounced positive effect. Although the Fund trailed the benchmark in the opening month of the second quarter, its 4.9% return was more than respectable. The Fund outperformed its benchmark in the quieter May and more volatile and bearish June. For the second quarter, International Micro-Cap advanced 5.6% compared to the Russell Global ex-U.S. Small Cap’s 3.9% gain. The Fund also outperformed its benchmark for the one-year period ended June 30, 2015.

WHAT WORKED... AND WHAT DIDN’T
Industrials was the Fund’s largest contributor at the sector level during the first half—more than doubling the respective net gains from Consumer Discretionary, Information Technology, and Health Care, International Micro-Cap’s second-, third-, and fourth-largest contributors. We were also pleased that net gains for this sector were strong relative to those for the sector in its benchmark as well. Eight of the portfolio’s top-20 (and two of its top-five) contributors at the position level came from this group, including its biggest position at the end of June, Trancom, one of the largest distribution and logistics companies in Japan. The company continued to take market share in the first half while its stock participated in the rally for Japanese equities. Its shares received an additional boost in the second quarter after Trancom reported better-than-expected earnings. Along with growing annual operating profits, we thought we had a number of good reasons to hold a large position at the end of June. At the country level, the largest positive impacts came from Japan, which led by a wide margin, and Taiwan and Germany. Net losses aggregated to country were far more modest, with Australia, Brazil, Malaysia, and Singapore detracting most.
Three portfolio sectors that finished the semiannual period in the black—Consumer Discretionary, Consumer Staples, and Information Technology—nonetheless had a negative impact compared to sector results within the Russell Global ex-U.S. Small Cap. Still, the Fund’s top contributor to first-half performance came from the first of these groups. Taiwan Paiho is in the arguably pedestrian business of manufacturing fasteners for shoes, supplying customers such as Nike and Adidas. Introducing new products at higher price points helped lead to margin expansion, which seemed to send investors running to the stock. Liking both its management and recent product innovations, we held on to our stake.
Holdings more sensitive to commodity-price pressure, especially in the energy and metals & mining industries, tended to struggle in the first half—Energy was the Fund’s only sector with a sizable net loss. Imdex, a Western Australian business that provides drilling fluids and downhole instrumentation, saw its shares hurt by the ongoing difficulties faced by businesses exposed to mining as well as oil and gas. Malaysia’s Parkson Retail Asia has been hit by a slowdown in consumer spending in Southeast Asia and an expansion into Vietnam that encountered setbacks with local partners. Liking the respective long-term prospects for each business, we held a sizable position in both companies at the end of June. Weakness in lumber prices, which has not been offset by a decline in the value of the Canadian dollar, hurt results for Western Forest Products, leading us to exit the position in March.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Taiwan Paiho	1.02

Trancom	0.92

I.T	0.68

Magellan Aerospace	0.54

AirBoss of America	0.53

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Imdex	-0.59

Parkson Retail Asia	-0.50

Western Forest Products	-0.33

Zuiko Corporation	-0.32

Bufab Holding	-0.27

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June we maintained substantial overweights in Industrials, Consumer Discretionary, and Information Technology. At the country level, we had the greatest exposure to Japan, Canada, and Germany. We anticipate an ongoing expansion in the global economy while we continue to seek profitable, conservatively capitalized companies capable of compounding their wealth, ideally even when faced with economic headwinds.

14 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROIMX

Performance and Expenses Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RMI	7.45	-2.75	10.82	2.40

Annual Gross Operating Expenses: 3.47%** Annual Net Operating Expenses: 1.65%**

* Not Annualized
** Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Trancom	3.0

Magellan Aerospace	2.8

I.T	1.9

ADLER Real Estate	1.8

Pico Far East Holdings	1.5

T4F Entretenimento	1.4

Collection House	1.4

MTY Food Group	1.4

Tomorrow Focus	1.3

Obara Group	1.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.4

Consumer Discretionary	23.4

Information Technology	20.4

Financials	10.8

Materials	4.9

Health Care	4.6

Consumer Staples	2.1

Energy	1.3

Cash and Cash Equivalents	4.1

Calendar Year Total Returns (%)

YEAR	RMI

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	19.2

Canada	10.9

Germany	7.5

Hong Kong	6.9

Taiwan	6.2

United Kingdom	5.8

France	3.9

Australia	3.8

South Korea	3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$7 million

Number of Holdings	123

Turnover Rate	46%

Average Market Capitalization[1]	$392 million

Weighted Average P/E Ratio[2,3]	14.1x

Weighted Average P/B Ratio[2]	2.3x

Holdings ≥ 75% of Total Investments	69

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.64% through April 30, 2016 and at or below 1.99% though April 30, 2025. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

The Royce Funds 2015 Semiannual Report to Shareholders | 15

MANAGER’S DISCUSSION

Royce International Premier Fund (RIP)

David Nadel

FUND PERFORMANCE
We were very pleased with Royce International Premier Fund’s absolute and relative performance in the first half. For the year- to-date period ended June 30, 2015 the Fund gained 13.7%, outperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which advanced 7.7% for the same period. While U.S. stocks kicked off 2015 on a decidedly bearish note, results for non-U.S. equities were more mixed. International Premier finished January with a small gain before increasing its edge over the benchmark when shares rallied in February. Though the Fund’s fortunes reversed in March, its underperformance during this period did little to deter its first-quarter relative advantage (+5.4% versus +3.7% for the index).
International Premier also enjoyed a strong second quarter, outpacing the Russell Global ex-U.S. Small Cap in all three months. This included a solid advantage in June, in which equities were rocked both by the Greek default and China’s rapidly declining stock market. For the second quarter, International Premier was up 7.9% compared to the index’s 3.9% advance. In addition to its strong first-half showing, the Fund outperformed its benchmark in the one-, three-year, and since inception (12/31/10) periods ended June 30, 2015.

WHAT WORKED... AND WHAT DIDN’T
All of the Fund’s eight equity sectors contributed to performance in the first half, with Industrials nearly doubling the net gain of Consumer Discretionary, the Fund’s second-largest contributor. Notable contributions also came from Information Technology and Financials. It’s important to point out that most of these sectors also fared very well compared to the Fund’s non-U.S. small-cap benchmark. The portfolio’s strongest industries in the first half included electronic equipment, instruments & components stocks, consumer finance companies, and capital markets. Net losses at the industry level were comparatively modest and limited to two groups—real estate management & development stocks and diversified financial services companies. At the country level, the healthiest overall contributions came from holdings headquartered in the U.K., Switzerland, Japan, and India, while Brazil, Malaysia, Chile, Sweden, and Germany detracted, albeit on a relatively smaller scale.
The Fund’s two largest positions at the end of June were also its two top contributors to first-half performance. India’s Bajaj Finance offers an array of services including wealth management, commercial lending, and consumer finance. Its shares have been rising more or less steadily for more than a year. The company continued to experience profitable growth in the first half, largely in its consumer finance segment. London-based Clarkson is an investment holding company whose subsidiaries provide integrated shipping services worldwide. Its stock began to rise in February and did well through the remainder of 2015’s first half, reaching new highs at the end of June. Strong results for fiscal 2014, which were well ahead of market expectations, and a double-digit growth outlook helped drive performance. Clarkson’s entrance into the FTSE 250 index on the London Stock Exchange in mid-April, a move that required U.K. index funds to invest in the stock, also played a part. Japan’s TOTO also made a strong contribution to performance. The world’s largest toilet manufacturer, TOTO saw its shares rise when it announced an increase to its dividend in April.
Conversely, LPS Brasil Consultoria de Imoveis—Brazil’s leading real estate brokerage firm—detracted from performance in the first half. Brazil’s troubled economy continued to weigh on real estate sales as a combination of government scandals and painfully slow reforms has hurt consumer confidence. LPS’s secondary sales (pre-existing properties) have also been weak. Another detractor was Singapore-based Silverlake Axis—a top contributor in 2014. The company, which provides customized software to banks and insurance companies, found itself in the curious position of seeing its shares decline when a financial blogger questioned its accounting practices. After a disappointing 2014, the stock price of LPKF Laser & Electronics briefly rallied in early 2015 before falling again in March. A disappointing fiscal first quarter accelerated the decline. Seeing what we deemed were more promising long-term opportunities elsewhere, we sold our shares in all three companies during the first half.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Bajaj Finance	1.45

Clarkson	1.10

TOTO	0.95

VZ Holding	0.91

AVEVA Group	0.87

[1]Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

LPS Brasil Consultoria de Imoveis	-0.43

Silverlake Axis	-0.24

LPKF Laser & Electronics	-0.21

Media Prima	-0.21

CETIP-Mercados Organizados	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June the portfolio was slightly overweight in Consumer Discretionary, comfortably overweight in Industrials, and had substantially more exposure than its benchmark in Information Technology and Health Care. Holdings headquartered in the U.K. and Switzerland comprised slightly less than half of net assets. Our highest conviction is, as always, reserved for conservatively capitalized companies that earn high returns on invested capital and demonstrate the ability to compound wealth over the long term. We believe corporate profit margins for many non-U.S. companies that fit this profile were trading well below their historic peaks during the first half.

16 | The Royce Funds 2015 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/15
	JAN-JUN 2015*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RIP	13.72	1.08	11.95	5.43

Annual Gross Operating Expenses: 2.30%** Annual Net Operating Expenses: 1.54%**

* Not Annualized
** Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/10 as of 6/30/15 ($)

Top 10 Positions
% of Net Assets

Bajaj Finance	3.4

Clarkson	3.0

VZ Holding	2.9

Partners Group Holding	2.7

Carl Zeiss Meditec	2.4

Abcam	2.4

Mayr-Melnhof Karton	2.4

LEM Holding	2.4

Latchways	2.4

Motherson Sumi Systems	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.1

Information Technology	17.5

Financials	15.8

Health Care	14.3

Consumer Discretionary	12.0

Materials	6.2

Energy	2.1

Consumer Staples	2.0

Cash and Cash Equivalents	2.0

Upside/Downside Capture Ratios
Periods Ended 6/30/15 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	99	83

Calendar Year Total Returns (%)

YEAR	RIP

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2] % of Net Assets

United Kingdom	26.5

Switzerland	19.1

Japan	12.4

Germany	9.0

India	7.3

Italy	5.2

Brazil	4.5

France	3.6

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$8 million

Number of Holdings	50

Turnover Rate	34%

Average Market Capitalization[1]	$1,878 million

Weighted Average P/E Ratio[2,3]	22.0x

Weighted Average P/B Ratio[2]	3.7x

Holdings ≥ 75% of Total Investments	33

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.54% through April 30, 2016 and at or below 1.99% through April 30, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Semiannual Report to Shareholders | 17

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 93.1%
	SHARES	VALUE

BANKS - 8.1%
BLOM Bank GDR	8,000	$80,000
BOK Financial	12,300	855,834
Capital City Bank Group	29,822	455,382
Chemung Financial	14,512	384,278
CIT Group	22,400	1,041,376
First Citizens BancShares Cl. A	3,500	920,640
First Republic Bank	14,400	907,632

Total (Cost $4,263,019)		4,645,142

CAPITAL MARKETS - 51.7%
AllianceBernstein Holding L.P.	16,500	487,245
Apollo Global Management LLC Cl. A	32,700	724,305
ARA Asset Management	564,000	732,821
†Ares Management L.P.	28,000	518,000
Artisan Partners Asset Management Cl. A	19,500	905,970
Ashmore Group	210,000	954,251
BHF Kleinwort Benson Group [1]	105,000	513,890
CETIP - Mercados Organizados	78,000	854,987
Charles Schwab	24,500	799,925
Citadel Capital [1]	150,000	39,122
†Citadel Capital (Rights) [1,2]	31,875	0
Coronation Fund Managers	52,000	352,237
Cowen Group [1]	99,800	638,720
Diamond Hill Investment Group	3,675	733,750
Dundee Corporation Cl. A [1]	59,400	596,378
Edmond de Rothschild (Suisse)	20	412,856
Egyptian Financial Group-Hermes Holding
Company [1]	215,000	389,703
Federated Investors Cl. B	33,800	1,131,962
†Fifth Street Asset Management CI. A	71,034	730,230
Financial Engines	18,400	781,632
GMP Capital	108,000	443,587
Interactive Brokers Group Cl. A	6,400	265,984
INTL FCStone [1]	15,000	498,600
Invesco	8,000	299,920
IOOF Holdings	11,528	79,961
Jupiter Fund Management	147,000	1,029,450
Manning & Napier Cl. A	15,800	157,526
Medley Management Cl. A	65,702	777,912
Monroe Capital	58,050	864,945
MVC Capital	47,100	480,420
Northern Trust	11,400	871,644
Oaktree Capital Group LLC Cl. A	4,700	249,946
Och-Ziff Capital Management Group LLC Cl. A	66,000	806,520
Oppenheimer Holdings Cl. A	10,000	262,800
†Paris Orleans	16,522	527,812
Partners Group Holding	1,339	400,289
Raymond James Financial	7,300	434,934
Reinet Investments	5,500	114,509
SEI Investments	13,200	647,196
Silvercrest Asset Management Group Cl. A	41,600	584,896
SPARX Group	220,000	461,985
Sprott	391,500	774,223
State Street	9,135	703,395
Stifel Financial [1]	7,150	412,841
TD Ameritrade Holding Corporation	9,650	355,313
Tokai Tokyo Financial Holdings	9,400	68,435
U.S. Global Investors Cl. A	225,200	626,056
UOB-Kay Hian Holdings	99,122	110,393
Value Partners Group	560,000	884,262
Vontobel Holding	16,500	765,041
VZ Holding	3,000	721,964
Westwood Holdings Group	15,000	893,550
WisdomTree Investments	36,000	790,740

Total (Cost $25,192,030)		29,665,033

CONSUMER FINANCE - 1.8%
Credit Acceptance [1]	848	208,761
†Discover Financial Services	13,900	800,918

Total (Cost $832,525)		1,009,679

DIVERSIFIED FINANCIAL SERVICES - 11.0%
Bolsa Mexicana de Valores	248,000	429,178
Bolsas y Mercados Espanoles	10,500	424,691
Bursa Malaysia	160,000	345,189
CRISIL	14,000	427,057
Hellenic Exchanges - Athens Stock Exchange	50,000	258,645
JSE	51,000	538,631
Leucadia National	31,000	752,680
MarketAxess Holdings	9,200	853,484
MSCI	8,700	535,485
SHUAA Capital [1]	580,000	95,695
Singapore Exchange	63,000	366,255
†TMX Group	24,250	1,031,936
Warsaw Stock Exchange	19,000	239,218

Total (Cost $5,620,321)		6,298,144

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	30,600	107,278

Total (Cost $28,633)		107,278

INSURANCE - 5.1%
E-L Financial	800	419,955
Greenlight Capital Re Cl. A [1]	18,600	542,562
Jardine Lloyd Thompson Group	11,900	195,206
Marsh & McLennan	8,000	453,600
RLI Corp.	10,300	529,317
State Auto Financial	33,800	809,510

Total (Cost $2,386,906)		2,950,150

INTERNET SOFTWARE & SERVICES - 1.8%
Envestnet [1]	7,600	307,268
Novation Companies [1,3]	223,459	63,686
Xoom Corporation [1]	30,900	650,599

Total (Cost $1,071,931)		1,021,553

INVESTMENT COMPANIES - 1.4%
RIT Capital Partners	33,500	814,292

Total (Cost $682,554)		814,292

IT SERVICES - 1.8%
Broadridge Financial Solutions	13,100	655,131
Vantiv Cl. A [1]	10,000	381,900

Total (Cost $522,012)		1,037,031

18 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

MARINE - 1.0%
†Clarkson	14,000	$602,071

Total (Cost $522,555)		602,071

MEDIA - 1.5%
Markit [1]	16,000	409,120
Morningstar	6,000	477,300

Total (Cost $676,857)		886,420

PROFESSIONAL SERVICES - 0.8%
Verisk Analytics Cl. A [1]	6,400	465,664

Total (Cost $237,159)		465,664

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Midland Holdings [1]	800,000	362,250

Total (Cost $321,572)		362,250

SOFTWARE - 2.2%
Fair Isaac	7,400	671,772
SS&C Technologies Holdings	9,500	593,750

Total (Cost $575,241)		1,265,522

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Air Lease Cl. A	16,300	552,570

Total (Cost $644,258)		552,570

MISCELLANEOUS[4] - 3.1%

Total (Cost $1,760,174)		1,760,424

TOTAL COMMON STOCKS

(Cost $45,337,747)		53,443,223

REPURCHASE AGREEMENT– 6.6%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$3,801,000 (collateralized by obligations of various U.S. Government Agencies, 2.625%
due 8/15/20, valued at $3,877,125)

(Cost $3,801,000)		3,801,000

TOTAL INVESTMENTS – 99.7%

(Cost $49,138,747)		57,244,223

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		173,314

NET ASSETS – 100.0%		$57,417,537

Royce European Small-Cap Fund
Common Stocks – 95.8%
	SHARES	VALUE

AUSTRIA – 4.4%
Mayr-Melnhof Karton	4,500	$508,455
†Schoeller-Bleckmann Oilfield Equipment	3,500	211,604
Semperit AG Holding	6,500	268,121

Total (Cost $1,079,938)		988,180

CYPRUS – 1.5%
Globaltrans Investment GDR [1]	72,200	342,950

Total (Cost $843,741)		342,950

DENMARK – 1.8%
Coloplast Cl. B	3,000	196,850
Zealand Pharma [1]	12,000	198,150

Total (Cost $383,832)		395,000

FINLAND – 1.8%
Nokian Renkaat	12,500	391,730

Total (Cost $515,849)		391,730

FRANCE – 19.7%
Altamir	20,000	232,781
Alten	6,000	278,701
Boiron	1,500	147,160
Gaztransport Et Technigaz	3,900	246,701
†Interparfums	11,500	313,468
Lectra	20,000	285,402
†Linedata Services [1]	9,000	266,694
Manutan International	8,500	403,971
Neurones	15,000	249,503
Nexity	5,000	196,214
Parrot [1]	3,000	134,551
†Robertet	700	159,201
SEB	3,000	279,604
†Tarkett	9,000	194,151
†Thermador Groupe	4,953	414,194
Vetoquinol	9,200	381,546
Virbac	1,000	214,051

Total (Cost $4,296,828)		4,397,893

GERMANY – 6.7%
Amadeus Fire	2,500	222,970
Bertrandt	2,500	328,184
Fielmann	2,750	186,924
Gerry Weber International	8,500	194,926
KWS Saat	1,000	332,783
Takkt	12,000	219,536

Total (Cost $1,356,221)		1,485,323

ITALY – 6.7%
Azimut Holding	9,600	280,835
†B&C Speakers	30,000	227,429
De’Longhi	8,000	183,371
DiaSorin	7,400	337,833
Recordati	12,500	262,129
†Reply	2,000	204,352

Total (Cost $1,063,038)		1,495,949

NETHERLANDS – 1.1%
Brunel International	12,500	247,984

Total (Cost $308,184)		247,984

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce European Small-Cap Fund (continued)

	SHARES	VALUE

NORWAY – 3.3%
Borregaard	35,000	$247,754
Spectrum	35,000	142,402
TGS-NOPEC Geophysical	14,800	345,628

Total (Cost $728,265)		735,784

SPAIN – 0.9%
†Laboratorios Farmaceuticos Rovi	12,000	187,429

Total (Cost $201,011)		187,429

SWEDEN – 1.9%
† Addtech Cl. B	27,500	418,810

Total (Cost $388,105)		418,810

SWITZERLAND – 8.9%
†Burkhalter Holding	2,000	233,167
Carlo Gavazzi Holding	1,400	343,954
†Kardex	3,000	180,170
†Schaffner Holding	1,100	262,367
VZ Holding	2,800	673,833
Zehnder Group	8,000	298,626

Total (Cost $1,700,759)		1,992,117

UNITED KINGDOM – 37.1%
Ashmore Group	95,000	431,685
AVEVA Group	15,000	426,123
†Brammer	70,000	339,586
†Circassia Pharmaceuticals [1]	20,000	92,075
Clarkson	13,400	576,268
Consort Medical	31,700	453,258
Diploma	20,000	253,914
e2v technologies	120,300	474,444
Elementis	91,400	368,509
†Genus	11,500	257,850
†HellermannTyton Group	100,000	540,196
†HSS Hire Group [1]	60,000	126,800
†ITE Group	100,000	268,684
Jupiter Fund Management	25,000	175,077
Kennedy Wilson Europe Real Estate	17,170	306,474
†Lakehouse [1]	80,000	119,415
Latchways	33,700	415,666
†Mears Group	40,000	264,441
†Polypipe Group	97,900	417,636
†Porvair	55,000	267,898
Rotork	50,000	182,736
Senior	70,000	315,664
Spirax-Sarco Engineering	3,000	159,938
Synthomer	85,000	416,161
†Treatt	85,000	219,032
†Trifast	58,200	112,480
Xaar	40,000	292,253

Total (Cost $7,837,240)		8,274,263

TOTAL COMMON STOCKS

(Cost $20,703,011)		21,353,412

REPURCHASE AGREEMENT– 5.7%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$1,273,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $1,302,900)

(Cost $1,273,000)		$1,273,000

TOTAL INVESTMENTS – 101.5%

(Cost $21,976,011)		22,626,412

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%		(340,841)

NET ASSETS – 100.0%		$22,285,571

20 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Global Value Fund
Common Stocks – 90.6%
	SHARES	VALUE

AUSTRALIA – 0.7%
TFS Corporation	395,400	$489,639

Total (Cost $475,256)		489,639

AUSTRIA – 1.1%
Mayr-Melnhof Karton	7,000	790,930

Total (Cost $831,620)		790,930

BERMUDA – 0.3%
†Lazard Cl. A	3,200	179,968

Total (Cost $179,554)		179,968

BRAZIL – 3.6%
CETIP - Mercados Organizados	90,000	986,523
MAHLE Metal Leve	83,700	576,109
Totvs	80,100	1,004,760

Total (Cost $2,748,015)		2,567,392

CANADA – 4.6%
†Absolute Software	16,200	116,604
†Gildan Activewear	5,500	182,820
Magellan Aerospace	109,100	1,490,189
MTY Food Group	15,100	400,410
Richelieu Hardware	9,800	492,981
Ritchie Bros. Auctioneers	19,900	555,608

Total (Cost $3,059,744)		3,238,612

CHILE – 1.4%
Inversiones La Construccion	60,100	673,131
Sonda	155,400	325,495

Total (Cost $1,245,020)		998,626

CHINA – 2.2%
†AAC Technologies Holdings	30,000	169,708
E-House (China) Holdings ADR	77,500	520,800
Haitian International Holdings	167,000	384,346
Xtep International Holdings	1,358,800	494,329

Total (Cost $1,994,562)		1,569,183

CYPRUS – 0.8%
Globaltrans Investment GDR [1]	115,800	550,050

Total (Cost $835,033)		550,050

FINLAND – 0.7%
Nokian Renkaat	15,000	470,076

Total (Cost $409,334)		470,076

FRANCE – 3.1%
Alten	11,100	515,598
Lectra	21,310	304,095
†Nexity	7,700	302,169
†Technicolor	81,400	530,880
†Thermador Groupe	3,100	259,237
Virbac	1,350	288,969

Total (Cost $2,184,693)		2,200,948

GERMANY – 3.7%
Aurelius	8,561	365,973
†Bertrandt	950	124,710
Carl Zeiss Meditec	29,000	739,402
CompuGroup Medical	7,300	255,424
†Fielmann	2,450	166,532
†GFT Technologies	9,300	191,913
†KWS Saat	1,100	366,061
Nemetschek	8,000	257,486
†STRATEC Biomedical	2,000	110,158

Total (Cost $2,383,046)		2,577,659

HONG KONG – 5.4%
I.T	1,531,000	576,726
New World Department Store China	3,843,400	1,031,313
Pacific Textiles Holdings	295,000	471,906
Television Broadcasts	98,100	581,522
†Texwinca Holdings	208,000	220,838
Value Partners Group	612,600	967,319

Total (Cost $4,378,294)		3,849,624

INDIA – 1.5%
Apollo Tyres	100,000	266,960
†Bajaj Finance	7,500	641,645
†Motherson Sumi Systems	22,500	182,954

Total (Cost $1,042,234)		1,091,559

INDONESIA – 0.4%
Selamat Sempurna	792,700	274,390

Total (Cost $290,824)		274,390

ITALY – 0.6%
†Azimut Holding	4,000	117,015
†DiaSorin	2,700	123,263
Recordati	9,000	188,733

Total (Cost $432,978)		429,011

JAPAN – 12.1%
EPS Holdings	45,100	547,236
GCA Savvian	50,000	620,991
†Horiba	7,500	305,184
Itoki Corporation	52,700	300,995
Leopalace21 Corporation [1]	82,400	505,637
†Meitec Corporation	12,500	465,743
†Miraca Holdings	5,400	270,033
MISUMI Group	41,000	582,245
Namura Shipbuilding	35,300	302,856
†Nihon Kohden	2,600	64,371
Nishikawa Rubber	17,000	275,034
Obara Group	18,000	967,766
SPARX Group	226,300	475,214
Sun Frontier Fudousan	34,400	278,832
Tokai Tokyo Financial Holdings	56,400	410,609
TOTO	30,200	544,358
Trancom	6,600	360,779
†Trend Micro	9,000	308,126
USS	40,000	722,311
Zuiko Corporation	7,500	258,610

Total (Cost $7,499,547)		8,566,930

MALAYSIA – 0.3%
CB Industrial Product Holding	400,000	212,033

Total (Cost $269,837)		212,033

MEXICO – 0.7%
Industrias Bachoco ADR	9,700	524,867

Total (Cost $148,233)		524,867

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE

NETHERLANDS – 0.3%
Lucas Bols Holding [1]	11,937	$230,161

Total (Cost $214,169)		230,161

NORWAY – 2.0%
Borregaard	34,000	240,675
TGS-NOPEC Geophysical	35,000	817,364
Tomra Systems	37,400	342,257

Total (Cost $1,496,092)		1,400,296

SOUTH AFRICA – 1.1%
Lewis Group	87,500	709,077
Nampak	28,200	78,323

Total (Cost $772,538)		787,400

SOUTH KOREA – 0.4%
Huvis Corporation	27,200	264,575

Total (Cost $305,907)		264,575

SPAIN – 0.8%
Atento [1]	38,400	552,192

Total (Cost $398,651)		552,192

SWITZERLAND – 4.2%
†Belimo Holding	95	226,590
Burckhardt Compression Holding	500	189,449
†Burkhalter Holding	1,400	163,217
†Forbo Holding	250	297,342
Garmin	11,400	500,802
†Inficon Holding	400	136,692
†LEM Holding	190	146,013
Partners Group Holding	1,000	298,946
VZ Holding	4,300	1,034,815

Total (Cost $2,911,532)		2,993,866

TAIWAN – 2.1%
†Flytech Technology	95,600	381,105
Kinik Company	147,100	280,331
Makalot Industrial	35,100	302,032
†Parade Technologies	17,300	201,851
Taiwan Paiho	117,100	330,185

Total (Cost $1,192,334)		1,495,504

UNITED KINGDOM – 11.4%
Abcam	85,000	691,821
Ashmore Group	150,000	681,608
AVEVA Group	20,500	582,368
Brammer	26,000	126,132
Clarkson	31,500	1,354,661
†Consort Medical	20,000	285,968
†e2v technologies	75,000	295,788
†Elementis	50,000	201,591
†EMIS Group	39,200	567,887
†Fidessa Group	10,000	357,459
HellermannTyton Group	149,000	804,892
†Kennedy Wilson Europe Real Estate	8,865	158,235
Rotork	180,000	657,851
Spirax-Sarco Engineering	3,000	159,938
Synthomer	135,000	660,962
Victrex	7,500	227,438
†Zeal Network	4,500	211,108

Total (Cost $7,519,352)		8,025,707

UNITED STATES – 25.1%
Advance Auto Parts	800	127,432
AGCO Corporation	5,700	323,646
†Alleghany Corporation [1]	775	363,289
Anixter International [1]	9,100	592,865
†ANSYS [1]	2,600	237,224
†Applied Industrial Technologies	3,300	130,845
Artisan Partners Asset Management Cl. A	11,200	520,352
†Badger Meter	1,000	63,490
Bed Bath & Beyond [1]	4,800	331,104
†Blackstone Group L.P.	4,000	163,480
†BorgWarner	5,300	301,252
†Cal-Maine Foods	6,100	318,420
†Capella Education	1,400	75,138
Carlisle Companies	6,500	650,780
†Carter’s	1,400	148,820
†Coherent [1]	4,800	304,704
†Copart [1]	5,100	180,948
Core-Mark Holding Company	2,200	130,350
Diodes [1]	3,500	84,385
Dollar Tree [1]	8,200	647,718
Dorman Products [1]	700	33,362
Drew Industries	11,000	638,220
†DST Systems	2,700	340,146
†Dun & Bradstreet	500	61,000
†E*TRADE Financial [1]	6,900	206,655
†Equifax	1,200	116,508
†Evercore Partners Cl. A	1,000	53,960
†Fenix Parts [1]	8,500	85,170
†GATX Corporation	2,100	111,615
†Genesee & Wyoming Cl. A [1]	2,500	190,450
†Gentex Corporation	10,000	164,200
†IHS Cl. A [1]	1,300	167,219
†Jones Lang LaSalle	1,600	273,600
†Kaiser Aluminum	400	33,232
Kennedy-Wilson Holdings	23,800	585,242
Lam Research	1,100	89,485
ManpowerGroup	10,100	902,738
†Media General [1]	2,600	42,952
Mentor Graphics	4,700	124,221
Minerals Technologies	10,900	742,617
Mohawk Industries [1]	1,800	343,620
Monro Muffler Brake	700	43,512
†Mueller Industries	3,200	111,104
†National Instruments	5,200	153,192
†NVR [1]	100	134,000
†Premier Cl. A [1]	2,800	107,688
Quaker Chemical	2,500	222,100
RBC Bearings [1]	300	21,528
Reliance Steel & Aluminum	8,900	538,272
Rogers Corporation [1]	1,600	105,824
Sanderson Farms	3,100	232,996
SEI Investments	6,700	328,501
†Sensient Technologies	3,800	259,692

22 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce Global Value Fund (continued)

	SHARES	VALUE

UNITED STATES (continued)
†Sotheby’s	4,700	$212,628
Standard Motor Products	14,263	500,917
Sun Hydraulics	3,700	141,007
Thor Industries	13,700	771,036
†Towers Watson & Co. Cl. A	2,100	264,180
†UGI Corporation	9,500	327,275
Valmont Industries	7,000	832,090
†Valspar Corporation (The)	700	57,274
†Waste Connections	3,500	164,920
†Waters Corporation [1]	1,300	166,894
Westlake Chemical	9,000	617,310
†Westwood Holdings Group	4,200	250,194
World Fuel Services	3,500	167,825

Total (Cost $17,327,726)		17,734,413

TOTAL COMMON STOCKS

(Cost $62,546,125)		64,065,611

REPURCHASE AGREEMENT– 8.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$5,874,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $5,994,350)

(Cost $5,874,000)		5,874,000

TOTAL INVESTMENTS – 98.9%

(Cost $68,420,125)		69,939,611

CASH AND OTHER ASSETS LESS LIABILITIES – 1.1%		755,529

NET ASSETS – 100.0%		$70,695,140

Royce International Small-Cap Fund
Common Stocks – 95.4%
	SHARES	VALUE

AUSTRALIA – 0.7%
†Magellan Financial Group	15,394	$206,664

Total (Cost $260,065)		206,664

AUSTRIA – 1.7%
Mayr-Melnhof Karton	2,200	248,578
Semperit AG Holding	7,227	298,110

Total (Cost $536,525)		546,688

BRAZIL – 2.0%
CETIP - Mercados Organizados	17,800	195,112
Grendene	54,000	290,573
†T4F Entretenimento [1]	130,500	153,204

Total (Cost $688,863)		638,889

CANADA – 5.8%
†Altus Group	22,811	325,089
Magellan Aerospace	40,000	546,357
†Morneau Shepell	22,465	298,934
†Richelieu Hardware	6,198	311,785
†Stella-Jones	9,943	330,531

Total (Cost $1,679,504)		1,812,696

CHILE – 0.8%
†Sonda	121,438	254,359

Total (Cost $292,536)		254,359

CHINA – 5.7%
E-House (China) Holdings ADR	78,944	530,504
Haitian International Holdings	142,905	328,892
Minth Group	129,353	289,359
Pacific Online	840,300	370,742
Xtep International Holdings	726,800	264,409

Total (Cost $1,957,956)		1,783,906

FINLAND – 1.2%
†BasWare	8,100	361,211

Total (Cost $379,103)		361,211

FRANCE – 3.9%
Gaztransport Et Technigaz	5,500	347,911
Nexity	9,935	389,876
†Technicolor	39,618	258,383
†Teleperformance	3,200	226,074

Total (Cost $1,283,931)		1,222,244

GERMANY – 7.5%
†ADLER Real Estate [1]	32,332	463,543
†Aurelius	5,201	222,337
†CompuGroup Medical	3,873	135,514
†Deutz	28,400	162,741
†Hella KGaA Hueck & Co. [1]	7,137	344,047
†Norma Group SE	4,891	247,254
Rational	500	183,644
Takkt	18,500	338,452
†XING	1,600	262,480

Total (Cost $2,408,153)		2,360,012

HONG KONG – 11.6%
I.T	1,016,600	382,952
Luk Fook Holdings (International)	100,000	294,780
†Man Wah Holdings	312,325	305,816

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce International Small-Cap Fund (continued)

	SHARES	VALUE

HONG KONG (continued)
New World Department Store China	1,362,700	$365,658
Pacific Textiles Holdings	189,635	303,355
Stella International Holdings	96,476	230,252
Television Broadcasts	96,000	569,073
Texwinca Holdings	426,841	453,187
Value Partners Group	311,734	492,240
†Wasion Group Holdings	145,700	224,051

Total (Cost $3,605,764)		3,621,364

INDIA – 2.7%
Apollo Tyres	118,100	315,280
Bajaj Holdings & Investment	10,000	228,800
Grasim Industries	24	1,302
Thomas Cook (India)	90,000	315,523

Total (Cost $712,327)		860,905

INDONESIA – 0.9%
Selamat Sempurna	850,500	294,398

Total (Cost $243,711)		294,398

ITALY – 2.1%
†Cerved Information Solutions	36,228	278,682
DiaSorin	8,300	378,921

Total (Cost $506,969)		657,603

JAPAN – 17.7%
†Horiba	10,100	410,982
†Iriso Electronics	4,800	340,434
†Japan Aviation Electronics Industry	7,000	190,465
kabu.com Securities	73,256	245,414
Kenedix	44,800	172,413
†Leopalace21 Corporation [1]	86,500	530,796
Meitec Corporation	5,500	204,927
Milbon	8,500	270,519
MISUMI Group	14,100	200,235
Nifco	7,000	303,714
Obara Group	8,000	430,118
†Pasona Group	29,300	269,574
Relo Holdings	3,400	336,152
Santen Pharmaceutical	30,000	424,807
†Square Enix Holdings	8,500	188,148
†Tokai Tokyo Financial Holdings	29,000	211,129
Trancom	8,000	437,308
USS	21,000	379,213

Total (Cost $4,801,995)		5,546,348

MALAYSIA – 1.1%
†Kossan Rubber Industries	112,638	194,049
Media Prima	400,000	154,784

Total (Cost $464,395)		348,833

MEXICO – 2.5%
Grupo SIMEC Ser. B [1]	72,700	213,232
Industrias Bachoco ADR	10,483	567,235

Total (Cost $718,813)		780,467

NETHERLANDS – 1.2%
Brunel International	19,000	376,936

Total (Cost $393,367)		376,936

NORWAY – 2.8%
†Borregaard	63,190	447,301
Kongsberg Gruppen	10,200	190,589
†Tomra Systems	24,677	225,826

Total (Cost $916,463)		863,716

SINGAPORE – 1.2%
ARA Asset Management	299,800	389,539

Total (Cost $348,224)		389,539

SLOVENIA – 0.6%
Krka d.d., Novo mesto	2,593	187,902

Total (Cost $243,277)		187,902

SOUTH KOREA – 1.5%
†CJ Korea Express [1]	900	156,529
Handsome	4,800	153,624
†Koh Young Technology	4,100	151,069

Total (Cost $474,208)		461,222

SPAIN – 2.0%
Atento [1]	25,424	365,597
†Axiare Patrimonio	19,700	264,429

Total (Cost $585,407)		630,026

SWITZERLAND – 3.5%
Kaba Holding	650	386,893
VZ Holding	2,900	697,898

Total (Cost $615,060)		1,084,791

TAIWAN – 2.0%
†Makalot Industrial	40,000	344,196
†Siliconware Precision Industries ADR	39,000	290,550

Total (Cost $673,134)		634,746

UNITED ARAB EMIRATES – 0.8%
Aramex	268,585	254,479

Total (Cost $221,066)		254,479

UNITED KINGDOM – 11.9%
†Brammer	43,505	211,053
†Burford Capital	99,100	239,405
†Clarkson	9,599	412,806
Consort Medical	12,400	177,300
Diploma	20,528	260,617
e2v technologies	126,300	498,107
†EMIS Group	33,109	479,648
†Genus	9,451	211,908
†Halma	19,500	233,472
Kennedy Wilson Europe Real Estate	21,770	388,581
Polypipe Group	85,000	362,605
Spirax-Sarco Engineering	4,514	240,653

Total (Cost $3,323,677)		3,716,155

TOTAL COMMON STOCKS

(Cost $28,334,493)		29,896,099

24 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce International Small-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 5.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$1,625,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $1,661,450)

(Cost $1,625,000)	$1,625,000

TOTAL INVESTMENTS – 100.6%

(Cost $29,959,493)	31,521,099

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%	(173,885)

NET ASSETS – 100.0%	$31,347,214

Royce International Micro-Cap Fund
Common Stocks – 95.9%
	SHARES	VALUE

AUSTRALIA – 3.8%
Collection House	53,970	$92,858
Imdex [1]	114,300	26,457
Medusa Mining [1]	32,800	21,131
TFS Corporation	60,351	74,735
Webjet	16,850	38,872

Total (Cost $300,076)		254,053

BELGIUM – 0.3%
Picanol Group	350	20,056

Total (Cost $12,599)		20,056

BRAZIL – 1.8%
†Mills Estruturas e Servicos de Engenharia [1]	10,400	22,579
T4F Entretenimento [1]	81,000	95,092

Total (Cost $163,624)		117,671

CANADA – 10.9%
†Absolute Software	4,400	31,670
AirBoss of America	4,450	79,452
†Altus Group	4,700	66,982
COM DEV International	11,850	54,743
†easyhome	3,600	56,205
Exco Technologies	4,700	57,612
FLYHT Aerospace Solutions [1]	59,050	11,110
Magellan Aerospace	13,800	188,493
†Morneau Shepell	2,800	37,259
MTY Food Group	3,500	92,810
†Richelieu Hardware	700	35,213
Solium Capital [1]	2,600	16,424

Total (Cost $626,704)		727,973

CHINA – 2.7%
Daqo New Energy ADR [1]	1,100	25,905
E-House (China) Holdings ADR	10,800	72,576
Pacific Online	134,500	59,342
Xtep International Holdings	53,200	19,354

Total (Cost $189,623)		177,177

DENMARK – 0.6%
Zealand Pharma [1]	2,550	42,107

Total (Cost $34,826)		42,107

FINLAND – 1.1%
BasWare	1,700	75,810

Total (Cost $81,938)		75,810

FRANCE – 3.9%
aufeminin [1]	900	24,502
†Cegedim [1]	700	29,546
Lectra	4,200	59,934
Neurones	2,550	42,416
Prodware [1]	4,550	31,145
Tessi	200	19,354
†Thermador Groupe	650	54,356

Total (Cost $274,659)		261,253

GERMANY – 7.5%
†Adler Modemaerkte	2,600	29,711
†ADLER Real Estate [1]	8,500	121,864
Amadeus Fire	250	22,297
†Deutz	5,800	33,236

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

GERMANY (continued)
GFT Technologies	2,450	$50,558
mutares	250	28,707
†SQS Software Quality Systems	6,900	66,947
Tomorrow Focus [1]	17,700	85,739
XING	350	57,418

Total (Cost $447,849)		496,477

GREECE – 1.0%
†Aegean Marine Petroleum Network	2,800	34,608
StealthGas [1]	4,800	32,400

Total (Cost $92,942)		67,008

HONG KONG – 6.9%
China Metal International Holdings	209,800	67,935
I.T	335,000	126,194
Le Saunda Holdings	122,600	59,153
New World Department Store China	84,800	22,755
Oriental Watch Holdings	384,800	65,527
Pico Far East Holdings	304,600	97,452
Tse Sui Luen Jewellery (International)	57,200	22,137

Total (Cost $479,697)		461,153

INDIA – 1.3%
†CCL Products India	9,000	25,581
eClerx Services	2,500	58,810

Total (Cost $70,880)		84,391

INDONESIA – 0.9%
Selamat Sempurna	174,700	60,472

Total (Cost $66,893)		60,472

IRELAND – 0.8%
†Trinity Biotech ADR Cl. A	3,000	54,180

Total (Cost $54,534)		54,180

ISRAEL – 2.8%
Fox Wizel	1,100	22,181
†Nova Measuring Instruments [1]	4,050	50,625
Sarine Technologies	34,000	57,556
†SuperCom [1]	4,500	57,060

Total (Cost $173,939)		187,422

JAPAN – 19.2%
EPS Holdings	3,800	46,109
Freund Corporation	6,700	80,968
Fujimori Kogyo	800	24,186
GCA Savvian	3,500	43,469
Itoki Corporation	13,100	74,821
†Leopalace21 Corporation [1]	12,000	73,637
Namura Shipbuilding	4,000	34,318
Nishikawa Rubber	3,600	58,242
Nitto Kohki	3,100	70,215
Obara Group	1,590	85,486
†Pressance Corporation	2,000	67,083
Relo Holdings	600	59,321
SPARX Group	38,800	81,477
Sun Frontier Fudousan	5,800	47,012
T Hasegawa	2,600	37,709
†Tenpos Busters	1,700	24,586
Tokai Corporation	2,000	72,476
Trancom	3,700	202,255
YAMADA Consulting Group	2,000	66,757
Zuiko Corporation	900	31,033

Total (Cost $1,189,211)		1,281,160

MALAYSIA – 1.5%
Asia Brands	30,000	14,233
CB Industrial Product Holding	60,700	32,176
Media Prima	84,100	32,543
NTPM Holdings	100,700	18,016

Total (Cost $136,006)		96,968

NETHERLANDS – 1.2%
†AMG Advanced Metallurgical Group [1]	3,100	26,943
†Lucas Bols Holding [1]	2,900	55,916

Total (Cost $84,755)		82,859

NORWAY – 1.9%
Borregaard	5,350	37,871
†Kongsberg Automotive [1]	62,600	43,514
Oslo Bors VPS Holding	3,700	42,944

Total (Cost $127,256)		124,329

POLAND – 0.7%
Warsaw Stock Exchange	3,700	46,585

Total (Cost $51,642)		46,585

SINGAPORE – 2.4%
†Asian Pay Television Trust	64,400	40,643
Hour Glass (The)	55,200	34,427
Parkson Retail Asia	117,400	41,404
†Riverstone Holdings	32,300	40,529

Total (Cost $181,513)		157,003

SOUTH AFRICA – 1.9%
Metrofile Holdings	132,450	49,426
Net 1 UEPS Technologies [1]	4,100	74,948

Total (Cost $131,159)		124,374

SOUTH KOREA – 3.3%
Eugene Technology	5,258	75,421
Handsome	900	28,804
Huvis Corporation	1,650	16,050
†ISC	800	27,469
Koh Young Technology	900	33,161
Samjin Pharmaceutical	1,400	37,025

Total (Cost $205,708)		217,930

SPAIN – 1.0%
Atento [1]	4,700	67,586

Total (Cost $47,542)		67,586

SRI LANKA – 0.6%
Distilleries Company of Sri Lanka	19,100	38,543

Total (Cost $24,139)		38,543

SWEDEN – 2.0%
Inwido	6,000	65,321
Nolato Cl. B	1,850	42,290
Recipharm Cl. B	1,400	26,176

Total (Cost $129,770)		133,787

26 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

TAIWAN – 6.2%
†Flytech Technology	18,888	$75,296
Kinik Company	28,000	53,360
Lumax International	31,800	56,582
Makalot Industrial	7,660	65,914
†Parade Technologies	4,600	53,671
Shih Her Technologies	32,600	43,320
Taiwan Paiho	24,100	67,954

Total (Cost $349,143)		416,097

UNITED ARAB EMIRATES – 0.7%
Aramex	48,300	45,763

Total (Cost $23,700)		45,763

UNITED KINGDOM – 5.8%
†Character Group	4,700	35,115
Clarkson	1,100	47,306
Hargreaves Services	3,100	16,634
Mattioli Woods	4,400	35,604
Norcros	266,700	80,668
Pendragon	85,200	50,871
Trifast	36,300	70,155
†Zeal Network	1,100	51,604

Total (Cost $367,573)		387,957

UNITED STATES – 1.2%
Century Casinos [1]	13,000	81,900

Total (Cost $68,234)		81,900

TOTAL COMMON STOCKS

(Cost $6,188,134)		6,390,044

REPURCHASE AGREEMENT– 5.0%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $333,000 (collateralized by obligations of various U.S. Government Agencies, 1.875% due 6/30/20, valued at $343,400)

(Cost $333,000)		333,000

TOTAL INVESTMENTS – 100.9%

(Cost $6,521,134)		6,723,044

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(59,114)

NET ASSETS – 100.0%		$6,663,930

Royce International Premier Fund
Common Stocks – 98.0%
	SHARES	VALUE

AUSTRIA – 2.4%
Mayr-Melnhof Karton	1,800	$203,382

Total (Cost $195,840)		203,382

BRAZIL – 4.5%
CETIP - Mercados Organizados	17,500	191,824
Totvs	15,000	188,157

Total (Cost $398,914)		379,981

CHILE – 1.2%
†Inversiones La Construccion	9,000	100,802

Total (Cost $114,910)		100,802

DENMARK – 1.2%
SimCorp	2,500	99,561

Total (Cost $93,646)		99,561

FINLAND – 1.8%
Nokian Renkaat	5,000	156,692

Total (Cost $217,459)		156,692

FRANCE – 3.6%
†Thermador Groupe	1,700	142,162
Virbac	750	160,539

Total (Cost $287,062)		302,701

GERMANY – 9.0%
†Bertrandt	1,400	183,783
Carl Zeiss Meditec	8,000	203,973
Fielmann	1,300	88,364
KWS Saat	500	166,392
STRATEC Biomedical	2,000	110,158

Total (Cost $759,180)		752,670

HONG KONG – 1.7%
Stella International Holdings	30,000	71,598
Value Partners Group	45,000	71,057

Total (Cost $133,920)		142,655

INDIA – 7.3%
Bajaj Finance	3,300	282,324
Kewal Kiran Clothing	3,980	132,562
Motherson Sumi Systems	24,000	195,151

Total (Cost $315,235)		610,037

ITALY – 5.2%
†Azimut Holding	3,500	102,388
DiaSorin	3,500	159,786
Recordati	8,200	171,956

Total (Cost $302,080)		434,130

JAPAN – 12.4%
†Horiba	3,600	146,488
†Meitec Corporation	5,200	193,749
MISUMI Group	13,000	184,614
†TOTO	10,000	180,251
†Trend Micro	4,500	154,063
USS	10,000	180,578

Total (Cost $811,321)		1,039,743

NORWAY – 2.1%
TGS-NOPEC Geophysical	7,500	175,149

Total (Cost $178,405)		175,149

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 27

Schedules of Investments	June 30, 2015 (unaudited)

Royce International Premier Fund (continued)

	SHARES	VALUE

SWITZERLAND – 19.1%
Belimo Holding	70	$166,961
Burckhardt Compression Holding	425	161,031
†Burkhalter Holding	1,050	122,413
Forbo Holding	155	184,352
Inficon Holding	450	153,778
Kaba Holding	250	148,805
LEM Holding	260	199,807
Partners Group Holding	750	224,210
VZ Holding	1,000	240,655

Total (Cost $1,223,037)		1,602,012

UNITED KINGDOM – 26.5%
Abcam	25,000	203,477
Ashmore Group	25,000	113,601
AVEVA Group	6,500	184,653
Clarkson	5,832	250,806
Consort Medical	13,300	190,168
†e2v technologies	40,000	157,753
Elementis	41,500	167,321
Fidessa Group	5,200	185,879
HellermannTyton Group	35,000	189,069
Latchways	16,000	197,349
Rotork	30,000	109,642
Spirax-Sarco Engineering	2,300	122,619
Victrex	5,000	151,626

Total (Cost $2,070,259)		2,223,963

TOTAL COMMON STOCKS

(Cost $7,101,268)		8,223,478

REPURCHASE AGREEMENT– 9.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $782,000 (collateralized by obligations of various U.S. Government Agencies, 1.875% due 6/30/20, valued at $797,900)

(Cost $782,000)		782,000

TOTAL INVESTMENTS – 107.3%

(Cost $7,883,268)		9,005,478

LIABILITIES LESS CASH AND OTHER ASSETS – (7.3)%		(614,355)

NET ASSETS – 100.0%		$8,391,123

†	New additions in 2015.
[1]	Non-income producing.
[2]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Global Financial Services Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	Includes securities first acquired in 2015 and less than 1% of net assets.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2015, market value.

28 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	June 30, 2015 (unaudited)

	Royce Global Financial Services Fund	Royce European Small-Cap Fund	Royce Global Value Fund	Royce International Small-Cap Fund

ASSETS:
Investments at value	$53,443,223	$21,353,412	$64,065,611	$29,896,099

Repurchase agreements (at cost and value)	3,801,000	1,273,000	5,874,000	1,625,000

Cash and foreign currency	24,863	2,309	307,193	66,280

Receivable for investments sold	1,200,634	–	722,666	–

Receivable for capital shares sold	1,190,093	75,015	23,173	37,048

Receivable for dividends and interest	70,120	81,034	293,926	70,217

Prepaid expenses and other assets	824	278	204	494

Total Assets	59,730,757	22,785,048	71,286,773	31,695,138

LIABILITIES:
Payable for investments purchased	2,125,621	428,216	75,042	245,078

Payable for capital shares redeemed	67,935	–	317,222	11,800

Payable for investment advisory fees	38,772	20,062	73,658	28,619

Payable for trustees’ fees	683	447	3,550	696

Accrued expenses	80,209	50,752	122,161	61,731

Total Liabilities	2,313,220	499,477	591,633	347,924

Net Assets	$57,417,537	$22,285,571	$70,695,140	$31,347,214

ANALYSIS OF NET ASSETS:
Paid-in capital	$45,173,787	$23,851,988	$141,066,289	$34,010,634

Undistributed net investment income (loss)	435,074	175,917	439,301	236,331

Accumulated net realized gain (loss) on investments and foreign currency	3,701,425	(2,392,302)	(72,299,373)	(4,457,874)

Net unrealized appreciation (depreciation) on investments and foreign currency	8,107,251	649,968	1,488,923	1,558,123

Net Assets	$57,417,537	$22,285,571	$70,695,140	$31,347,214

Investment Class		$2,629,734	$34,188,745	$441,829

Service Class	$57,417,537	19,655,837	25,054,308	28,916,667

Consultant Class			11,302,854

Institutional Class				1,988,718

R Class			124,902

K Class			24,331

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		288,558	2,522,592	53,400

Service Class	5,769,238	1,705,577	1,839,859	2,823,705

Consultant Class			842,229

Institutional Class				234,132

R Class			12,503

K Class			2,431

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$9.11	$13.55	$8.27

Service Class[1]	$9.95	11.52	13.62	10.24

Consultant Class[2]			13.42

Institutional Class[3]				8.49

R Class[3]			9.99

K Class[3]			10.01

Investments at identified cost	$45,337,747	$20,703,011	$62,546,125	$28,334,493

[1]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Global Financial Services Fund), payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.

[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 29

Statements of Assets and Liabilities	June 30, 2015 (unaudited)

	Royce International Micro-Cap Fund	Royce International Premier Fund

ASSETS:
Investments at value	$6,390,044	$8,223,478

Repurchase agreements (at cost and value)	333,000	782,000

Cash and foreign currency	5,578	2,537

Receivable for investments sold	342,558	73,703

Receivable for capital shares sold	5,288	6,599

Receivable for dividends and interest	10,320	39,071

Prepaid expenses and other assets	87	126

Total Assets	7,086,875	9,127,514

LIABILITIES:
Payable for investments purchased	18,270	695,888

Payable for capital shares redeemed	381,226	3,204

Payable for investment advisory fees	175	4,066

Payable for trustees’ fees	47	192

Accrued expenses	21,845	25,864

Deferred capital gains tax	1,382	7,177

Total Liabilities	422,945	736,391

Net Assets	$6,663,930	$8,391,123

ANALYSIS OF NET ASSETS:
Paid-in capital	$7,111,015	$7,892,892

Undistributed net investment income (loss)	(19,371)	89,282

Accumulated net realized gain (loss) on investments and foreign currency	(628,472)	(708,412)

Net unrealized appreciation (depreciation) on investments and foreign currency	200,758	1,117,361

Net Assets	$6,663,930	$8,391,123

Investment Class		$1,836,254

Service Class	$6,663,930	6,554,869

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		185,372

Service Class	641,990	560,830

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$9.91

Service Class[1]	$10.38	11.69

Investments at identified cost	$6,188,134	$7,101,268

[1]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.

30 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Global Financial Services Fund		Royce European Small-Cap Fund		Royce Global Value Fund

	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$303,868	$534,686	$203,095	$241,006	$380,302	$2,023,823

Net realized gain (loss) on investments and foreign
currency	2,595,203	3,400,962	(1,984,820)	1,470,960	1,228,026	(18,859,829)

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	559,821	(1,908,778)	4,031,408	(6,684,254)	4,074,539	6,433,800

Net increase (decrease) in net assets from
investment operations	3,458,892	2,026,870	2,249,683	(4,972,288)	5,682,867	(10,402,206)

DISTRIBUTIONS:
Net investment income

Investment Class			–	(40,603)	–	(2,001,782)

Service Class	–	(368,093)	–	(248,801)	–	(561,587)

Consultant Class					–	(264,812)

R Class					–	(2,886)

K Class					–	(601)

Net realized gain on investments and foreign
currency

Investment Class			–	(27,878)	–	–

Service Class	–	(3,550,372)	–	(220,072)	–	–

Consultant Class					–	–

R Class					–	–

K Class					–	–

Total distributions	–	(3,918,465)	–	(537,354)	–	(2,831,668)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class			462,572	2,436,957	(14,064,733)	(104,088,063)

Service Class	250,050	7,978,123	(2,400,221)	(3,017,743)	(6,496,737)	(16,686,150)

Consultant Class					(10,595,719)	(3,254,422)

R Class					–	28,386

K Class					–	(19,399)

Shareholder redemption fees

Investment Class			–	–	(327)	1,878

Service Class	1,566	27,684	961	17,034	370	3,732

Net increase (decrease) in net assets from capital
share transactions	251,616	8,005,807	(1,936,688)	(563,752)	(31,157,146)	(124,014,038)

Net Increase (Decrease) In Net Assets	3,710,508	6,114,212	312,995	(6,073,394)	(25,474,279)	(137,247,912)

NET ASSETS:

Beginning of period	53,707,029	47,592,817	21,972,576	28,045,970	96,169,419	233,417,331

End of period	$57,417,537	$53,707,029	$22,285,571	$21,972,576	$70,695,140	$96,169,419

Undistributed Net Investment Income (Loss) at End
of Period	$435,074	$131,205	$175,917	$(27,179)	$439,301	$58,999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce International Small-Cap Fund		Royce International Micro-Cap Fund		Royce International Premier Fund

	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$269,153	$600,768	$14,493	$47,007	$96,274	$156,675

Net realized gain (loss) on investments and foreign
currency	(1,554,507)	271,690	(202,634)	406,568	(75,209)	(79,151)

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	2,711,988	(4,257,707)	678,229	(732,114)	1,081,419	(1,127,130)

Net increase (decrease) in net assets from
investment operations	1,426,634	(3,385,249)	490,088	(278,539)	1,102,484	(1,049,606)

DISTRIBUTIONS:
Net investment income

Investment Class	–	(18,814)			–	(64,490)

Service Class	–	(574,443)	–	(91,072)	–	(80,804)

Institutional Class	–	(61,462)

Net realized gain on investments and foreign
currency

Investment Class	–	(79,823)			–	(126,090)

Service Class	–	(2,909,304)	–	–	–	(214,622)

Institutional Class	–	(260,563)

Total distributions	–	(3,904,409)	–	(91,072)	–	(486,006)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(728,541)	1,265,297			(2,252,897)	4,170,312

Service Class	(1,940,673)	(1,737,936)	(236,439)	1,569,954	2,014,989	(4,578,287)

Institutional Class	(492,557)	2,778,811

Shareholder redemption fees

Investment Class	–	723			84	103

Service Class	4	5,977	331	945	–	367

Net increase (decrease) in net assets from capital
share transactions	(3,161,767)	2,312,872	(236,108)	1,570,899	(237,824)	(407,505)

Net Increase (Decrease) In Net Assets	(1,735,133)	(4,976,786)	253,980	1,201,288	864,660	(1,943,117)

NET ASSETS:

Beginning of period	33,082,347	38,059,133	6,409,950	5,208,662	7,526,463	9,469,580

End of period	$31,347,214	$33,082,347	$6,663,930	$6,409,950	$8,391,123	$7,526,463

Undistributed Net Investment Income (Loss) at End
of Period	$236,331	$(32,823)	$(19,371)	$(33,864)	$89,282	$(6,992)

32 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2015 (unaudited)

	Royce Global Financial Services Fund	Royce European Small-Cap Fund	Royce Global Value Fund

INVESTMENT INCOME:
INCOME:

Dividends	$708,061	$429,193	$1,155,091

Foreign withholding tax	(20,515)	(48,747)	(94,575)

Securities lending	–	–	71

Total income	687,546	380,446	1,060,587

EXPENSES:

Investment advisory fees	257,502	133,237	491,523

Distribution fees	64,375	23,909	113,588

Shareholder servicing	43,302	27,332	105,546

Shareholder reports	25,780	11,914	26,912

Custody	18,105	21,364	50,626

Registration	10,170	20,054	35,256

Audit	9,755	12,918	17,508

Administrative and office facilities	3,828	1,837	10,095

Trustees’ fees	1,318	694	4,301

Legal	292	137	734

Other expenses	1,141	887	4,039

Total expenses	435,568	254,283	860,128

Compensating balance credits	(19)	(10)	(44)

Fees waived by investment adviser and distributor	(51,871)	(18,159)	(11,696)

Expenses reimbursed by investment adviser	–	(58,763)	(168,103)

Net expenses	383,678	177,351	680,285

Net investment income (loss)	303,868	203,095	380,302

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	2,608,433	(1,988,528)	1,273,580

Foreign currency transactions	(13,230)	3,708	(45,554)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	556,774	4,028,207	4,084,452

Other assets and liabilities denominated in foreign currency	3,047	3,201	(9,913)

Net realized and unrealized gain (loss) on investments and foreign currency	3,155,024	2,046,588	5,302,565

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,458,892	$2,249,683	$5,682,867

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 33

Statements of Operations	Six Months Ended June 30, 2015 (unaudited)

	Royce International Small-Cap Fund	Royce International Micro-Cap Fund	Royce International Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$581,370	$79,028	$175,645

Foreign withholding tax	(43,769)	(8,398)	(14,320)

Total income	537,601	70,630	161,325

EXPENSES:

Investment advisory fees	201,520	43,183	51,432

Distribution fees	36,308	8,304	5,824

Shareholder servicing	36,621	6,138	13,453

Shareholder reports	4,444	1,891	1,666

Custody	36,745	20,392	17,038

Registration	29,218	9,680	20,443

Audit	18,700	11,623	14,446

Administrative and office facilities	2,891	412	745

Trustees’ fees	1,086	128	288

Legal	216	32	55

Other expenses	1,313	360	631

Total expenses	369,062	102,143	126,021

Compensating balance credits	(9)	(5)	(2)

Fees waived by investment adviser and distributor	(30,498)	(43,515)	(25,827)

Expenses reimbursed by investment adviser	(70,107)	(2,486)	(35,141)

Net expenses	268,448	56,137	65,051

Net investment income (loss)	269,153	14,493	96,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(1,489,080)	(197,710)	(68,015)

Foreign currency transactions	(65,427)	(4,924)	(7,194)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	2,637,232	675,135	1,063,154

Other assets and liabilities denominated in foreign currency	74,756	3,094	18,265

Net realized and unrealized gain (loss) on investments and foreign currency	1,157,481	475,595	1,006,210

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,426,634	$490,088	$1,102,484

34 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Global Financial Services Fund–Service Class
2015	†	$9.28	$0.06	$0.61	$0.67	$–	$–	$–	$–	$–	$9.95	7.22%[1]	$57,418	1.69%[2]	1.69%[2]	1.49%[2]	1.18%[2]	24%
2014		9.68	0.09	0.22	0.31	(0.06)	(0.65)	–	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41
2013		6.83	0.04	2.82	2.86	(0.02)	–	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23
2012		5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26
2011		6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010		5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
Royce European Small-Cap Fund–Investment Class [a]
2015	†	$8.16	$0.10	$0.85	$0.95	$–	$–	$–	$–	$–	$9.11	11.64%[1]	$2,630	2.88%[2]	2.88%[2]	1.44%[2]	2.36%[2]	46%
2014		10.00	0.07	(1.63)	(1.56)	(0.17)	(0.11)	–	(0.28)	–	8.16	(15.58)[1]	1,938	3.13 [2]	3.13 [2]	1.44 [2]	1.17 [2]	65
Royce European Small-Cap Fund–Service Class
2015	†	$10.33	$0.10	$1.09	$1.19	$–	$–	$–	$–	$–	$11.52	11.52%[1]	$19,656	2.33%[2]	2.33%[2]	1.69%[2]	1.85%[2]	46%
2014		12.42	0.11	(1.97)	(1.86)	(0.13)	(0.11)	–	(0.24)	0.01	10.33	(14.86)	20,035	2.11	2.11	1.69	0.76	65
2013		10.37	0.04	2.11	2.15	(0.11)	–	–	(0.11)	0.01	12.42	20.83	28,046	2.26	2.26	1.69	0.58	53
2012		8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22
2011		10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36
2010		8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
Royce Global Value Fund–Investment Class [b]
2015	†	$12.58	$0.08	$0.89	$0.97	$–	$–	$–	$–	$–	$13.55	7.71%[1]	$34,189	1.98%[2]	1.98%[2]	1.44%[2]	1.27%[2]	30%
2014		13.60	0.22	(0.97)	(0.75)	(0.27)	–	–	(0.27)	–	12.58	(5.49)	45,698	1.50	1.50	1.50	1.20	54
2013		12.91	0.16	0.68	0.84	(0.16)	–	–	(0.16)	0.01	13.60	6.59	159,366	1.49	1.49	1.49	1.08	41
2012		11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37	178,319	1.47	1.47	1.44	1.16	36
2011		14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77
2010		11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42
Royce Global Value Fund–Service Class
2015	†	$12.65	$0.07	$0.90	$0.97	$–	$–	$–	$–	$–	$13.62	7.67%[1]	$25,054	2.04%[2]	2.04%[2]	1.69%[2]	1.06%[2]	30%
2014		13.68	0.19	(0.98)	(0.79)	(0.24)	–	–	(0.24)	–	12.65	(5.76)	29,625	1.80	1.80	1.69	1.03	54
2013		12.98	0.15	0.66	0.81	(0.11)	–	–	(0.11)	–	13.68	6.28	48,244	1.83	1.83	1.69	0.84	41
2012		11.77	0.12	1.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03	98,274	1.80	1.80	1.69	0.88	36
2011		14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77
2010		10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
Royce Global Value Fund–Consultant Class [c]
2015	†	$12.52	$0.01	$0.89	$0.90	$–	$–	$–	$–	$–	$13.42	7.19%[1]	$11,303	2.71%[2]	2.71%[2]	2.44%[2]	0.14%[2]	30%
2014		13.54	0.04	(0.91)	(0.87)	(0.15)	–	–	(0.15)	–	12.52	(6.41)	20,707	2.51	2.51	2.44	0.29	54
2013		12.88	0.01	0.70	0.71	(0.05)	–	–	(0.05)	–	13.54	5.50	25,663	2.53	2.53	2.44	0.11	41
2012		11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13	23,383	2.55	2.55	2.44	0.16	36
2011		15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 35

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Global Value Fund–R Class [d]
2015	†	$9.30	$0.04	$0.65	$0.69	$–	$–	$–	$–	$–	$9.99	7.42%[1]	$125	8.34%[2]	8.34%[2]	1.99%[2]	0.86%[2]	30%
2014		10.15	0.06	(0.67)	(0.61)	(0.24)	–	–	(0.24)	–	9.30	(6.01)	116	8.36	8.36	1.99	0.75	54
2013		9.69	0.05	0.53	0.58	(0.12)	–	–	(0.12)	–	10.15	5.98	100	9.50	9.50	1.99	0.48	41
2012		10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]	80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36
Royce Global Value Fund–K Class [d]
2015	†	$9.30	$0.05	$0.66	$0.71	$–	$–	$–	$–	$–	$10.01	7.63%[1]	$24	84.63%[2]	84.63%[2]	1.74%[2]	1.11%[2]	30%
2014		10.15	0.10	(0.70)	(0.60)	(0.25)	–	–	(0.25)	–	9.30	(5.84)	23	76.41	76.41	1.74	0.88	54
2013		9.69	0.08	0.52	0.60	(0.14)	–	–	(0.14)	–	10.15	6.24	44	19.21	19.21	1.74	0.80	41
2012		10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]	41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36
Royce International Small-Cap Fund–Investment Class [a]
2015	†	$7.91	$0.05	$0.31	$0.36	$–	$–	$–	$–	$–	$8.27	4.55%[1]	$442	4.50%[2]	4.50%[2]	1.44%[2]	1.14%[2]	64%
2014		10.00	0.14	(0.91)	(0.77)	(0.26)	(1.07)	–	(1.33)	0.01	7.91	(7.31)[1]	1,119	5.53 [2]	5.53 [2]	1.44 [2]	1.45 [2]	78
Royce International Small-Cap Fund–Service Class
2015	†	$9.80	$0.08	$0.36	$0.44	$–	$–	$–	$–	$–	$10.24	4.49%[1]	$28,916	2.18%[2]	2.18%[2]	1.69%[2]	1.67%[2]	64%
2014		11.99	0.21	(1.11)	(0.90)	(0.22)	(1.07)	–	(1.29)	–	9.80	(7.29)	29,610	1.99	1.99	1.69	1.20	78
2013		11.28	0.12	1.30	1.42	(0.15)	(0.56)	–	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64
2012		9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44
2011		12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
2010		10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
Royce International Small-Cap Fund–Institutional Class [e]
2015	†	$8.12	$0.08	$0.29	$0.37	$–	$–	$–	$–	$–	$8.49	4.56%[1]	$1,989	2.75%[2]	2.75%[2]	1.44%[2]	1.91%[2]	64%
2014		10.00	0.17	(0.72)	(0.55)	(0.26)	(1.07)	–	(1.33)	–	8.12	(5.22)[1]	2,353	2.63 [2]	2.63 [2]	1.44 [2]	1.58 [2]	78
Royce International Micro-Cap Fund–Service Class [f]
2015	†	$9.66	$0.02	$0.70	$0.72	$–	$–	$–	$–	$–	$10.38	7.45%[1]	$6,664	3.07%[2]	3.07%[2]	1.69%[2]	0.44%[2]	46%
2014		10.04	0.06	(0.30)	(0.24)	(0.14)	–	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91
2013		8.61	0.11	1.51	1.62	(0.20)	–	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103
2012		7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62
2011		10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71

36 | The Royce Funds 2015 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

														Ratio of Expenses to Average Net Assets
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Royce International Premier Fund–Investment Class [a]
2015	†	$8.71	$0.11	$1.09	$1.20	$–	$–	$–	$–	$–	$9.91	13.78%[1]	$1,836	3.00%[2]		3.00%[2]		1.44%[2]		2.35%[2]		34%
2014		10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	–	(0.47)	–	8.71	(8.16)[1]	3,481	3.17	[2]	3.17	[2]	1.44	[2]	1.00	[2]	62
Royce International Premier Fund–Service Class [g]
2015	†	$10.28	$0.13	$1.28	$1.41	$–	$–	$–	$–	$–	$11.69	13.72%[1]	$6,555	3.11%[2]		3.11%[2]		1.69%[2]		2.33%[2]		34%
2014		11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	–	(0.43)	–	10.28	(8.22)	4,045	2.45		2.45		1.69		1.26		62
2013		10.01	0.10	1.73	1.83	(0.17)	–	–	(0.17)	–	11.67	18.31	9,470	2.82		2.82		1.69		1.09		51
2012		8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54		3.54		1.69		1.18		103
2011		10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77	[2]	3.77	[2]	1.69	[2]	0.67	[2]	42

†	Six months ended June 30, 2015 (unaudited).
[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on January 22, 2014.
[b]	The Class commenced operations on September 1, 2010.
[c]	The Class commenced operations on May 2, 2011.
[d]	The Class commenced operations on March 21, 2012.
[e]	The Class commenced operations on January 27, 2014.
[f]	The Fund commenced operations on January 3, 2011.
[g]	The Class commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Semiannual Report to Shareholders | 37

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
    Royce Global Financial Services Fund, Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Small-Cap Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are six series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective June 15, 2015, Royce Financial Services Fund became Royce Global Financial Services Fund, Royce European Smaller-Companies Fund became Royce European Small-Cap Fund and Royce International Smaller-Companies Fund became Royce International Small-Cap Fund.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
    At June 30, 2015, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund	49%
Royce International Premier Fund	32%

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38  |  The Royce Funds 2015 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2015. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Global Financial Services Fund
Common Stocks	$53,379,537	$ 63,686	$0	$53,443,223

Cash Equivalents	–	3,801,000	–	3,801,000

Royce European Small-Cap Fund
Common Stocks	21,353,412	–	–	21,353,412

Cash Equivalents	–	1,273,000	–	1,273,000

Royce Global Value Fund
Common Stocks	64,065,611	–	–	64,065,611

Cash Equivalents	–	5,874,000	–	5,874,000

Royce International Small-Cap Fund
Common Stocks	29,896,099	–	–	29,896,099

Cash Equivalents	–	1,625,000	–	1,625,000

Royce International Micro-Cap Fund
Common Stocks	6,390,044	–	–	6,390,044

Cash Equivalents	–	333,000	–	333,000

Royce International Premier Fund
Common Stocks	8,223,478	–	–	8,223,478

Cash Equivalents	–	782,000	–	782,000

    For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2015, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM LEVEL 2 TO LEVEL 1		TRANSFERS FROM LEVEL 2 TO LEVEL 1

Royce Global Financial Services Fund	$11,525,455	Royce International Small-Cap Fund	$12,387,968

Royce European Small-Cap Fund	13,273,317	Royce International Micro-Cap Fund	3,773,512

Royce Global Value Fund	30,021,085	Royce International Premier Fund	5,977,194

Level 3 Reconciliation:
	BALANCE AS OF 12/31/14	PURCHASES	SALES	REALIZED AND UNREALIZED GAIN (LOSS)1	BALANCE AS OF 6/30/15

Royce Global Financial Services Fund

Common Stocks	$ –	$ 0	$ –	$ –	$ 0

Royce International Micro-Cap Fund

Common Stocks	529	–	0	(529)	–

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Royce Funds 2015 Semiannual Report to Shareholders  |  39

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING:
    The Funds may loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

DISTRIBUTIONS AND TAXES:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
    The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 16, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2015.

40  |  The Royce Funds 2015 Semiannual Report to Shareholders

Capital Share Transactions (in dollars):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14

Royce Global Financial Services Fund
Service Class	$11,677,001	$27,931,624	$–	$3,487,173	$(11,426,951)	$(23,440,674)	$250,050	$7,978,123

Royce European Small-Cap Fund
Investment Class	683,100	2,976,525	–	23,074	(220,528)	(562,642)	462,572	2,436,957

Service Class	2,199,983	10,432,098	–	418,765	(4,600,204)	(13,868,606)	(2,400,221)	(3,017,743)

Royce Global Value Fund
Investment Class	3,283,436	34,241,857	–	1,478,512	(17,348,169)	(139,808,432)	(14,064,733)	(104,088,063)

Service Class	797,544	4,434,044	–	463,969	(7,294,281)	(21,584,163)	(6,496,737)	(16,686,150)

Consultant Class	340,269	2,262,356	–	238,875	(10,935,988)	(5,755,653)	(10,595,719)	(3,254,422)

R Class	–	25,500	–	2,886	–	–	–	28,386

K Class	–	–	–	601	–	(20,000)	–	(19,399)

Royce International Small-Cap Fund
Investment Class	255,039	1,269,960	–	98,637	(983,580)	(103,300)	(728,541)	1,265,297

Service Class	9,535,265	24,538,927	–	3,268,187	(11,475,938)	(29,545,050)	(1,940,673)	(1,737,936)

Institutional Class	7,699	2,956,787	–	322,024	(500,256)	(500,000)	(492,557)	2,778,811

Royce International Micro-Cap Fund
Service Class	455,338	3,084,632	–	86,844	(691,777)	(1,601,522)	(236,439)	1,569,954

Royce International Premier Fund
Investment Class	875,747	5,574,827	–	188,340	(3,128,644)	(1,592,855)	(2,252,897)	4,170,312

Service Class	2,337,846	6,044,190	–	286,437	(322,857)	(10,908,914)	2,014,989	(4,578,287)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14	Six Months Ended 6/30/15 (unaudited)	Period ended 12/31/14

Royce Global Financial Services Fund
Service Class	1,186,652	2,899,740	–	417,602	(1,201,956)	(2,448,965)	(15,304)	868,377

Royce European Small-Cap Fund
Investment Class	76,610	297,124	–	2,880	(25,621)	(62,436)	50,989	237,568

Service Class	195,251	826,782	–	43,605	(429,418)	(1,188,428)	(234,167)	(318,041)

Royce Global Value Fund
Investment Class	250,313	2,430,818	–	133,403	(1,360,889)	(10,653,392)	(1,110,576)	(8,089,171)

Service Class	61,393	314,008	–	40,116	(562,649)	(1,540,282)	(501,256)	(1,186,158)

Consultant Class	25,733	168,211	–	19,342	(837,585)	(428,708)	(811,852)	(241,155)

R Class	–	2,359	–	315	–	–	–	2,674

K Class	–	–	–	66	–	(1,992)	–	(1,926)

Royce International Small-Cap Fund
Investment Class	31,114	138,719	–	12,760	(119,193)	(10,000)	(88,079)	141,479

Service Class	954,840	2,070,356	–	351,297	(1,153,470)	(2,572,623)	(198,630)	(150,970)

Institutional Class	920	297,157	–	40,557	(56,655)	(47,847)	(55,735)	289,867

Royce International Micro-Cap Fund
Service Class	46,070	290,430	–	9,432	(67,471)	(155,454)	(21,401)	144,408

Royce International Premier Fund
Investment Class	97,426	547,336	–	21,875	(311,859)	(169,405)	(214,433)	399,806

Service Class	196,379	517,826	–	28,675	(28,895)	(964,831)	167,484	(418,330)

The Royce Funds 2015 Semiannual Report to Shareholders  |  41

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2016, is shown below to the extent that it impacted net expenses for the six months ended June 30, 2015. See the Prospectus for contractual waiver expiration dates.
	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP						SIX MONTHS ENDED JUNE 30, 2015
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class[4]	Service Class[4]	Consultant Class[4]	Institutional Class[4]	R Class[4]	K Class[4]	Net advisory fees	Advisory fees waived

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	$210,781	$ 46,721

Royce European Small-Cap Fund	1.25%[2]	1.44%[5]	1.69%[6]	N/A	N/A	N/A	N/A	115,078	18,159

Royce Global Value Fund	1.25%[2]	1.44%[5]	1.69%[6]	2.44%[7]	N/A	1.99%[9]	1.74%[10]	479,827	11,696

Royce International Small-Cap Fund	1.25%[2]	1.44%[5]	1.69%[6]	N/A	1.44%[8]	N/A	N/A	171,022	30,498

Royce International Micro-Cap Fund	1.30%[3]	N/A	1.69%[6]	N/A	N/A	N/A	N/A	–	43,183

Royce International Premier Fund	1.25%[2]	1.44%[5]	1.69%[6]	N/A	N/A	N/A	N/A	26,304	25,128

[1]
From a base annual rate of 1.00% (1.25% for Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Small-Cap Fund and Royce International Premier Fund and 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]
The base annual contractual advisory fee for Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Small-Cap Fund and Royce International Premier Fund has been reduced to 1.10% effective July 1, 2015.

[3]	The base annual contractual advisory fee for Royce International Micro-Cap Fund has been reduced to 1.25% effective July 1, 2015.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[5]
The committed net annual operating expense ratio cap has been reduced from 1.44% to 1.29% for the Investment Class of Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Small-Cap Fund and Royce International Premier Fund effective July 1, 2015.

[6]
The committed net annual operating expense ratio cap has been reduced from 1.69% to 1.54% for the Service Class of Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Small-Cap Fund and Royce International Premier Fund and from 1.69% to 1.64% for the Service Class of Royce International Micro-Cap Fund effective July 1, 2015.

[7]	The committed net annual operating expense ratio cap has been reduced from 2.44% to 2.29% for the Consultant Class of Royce Global Value Fund effective July 1, 2015.
[8]	The committed net annual operating expense ratio cap has been reduced from 1.44% to 1.29% for the Institutional Class of Royce International Small-Cap Fund effective July 1, 2015.
[9]	The committed net annual operating expense ratio cap has been reduced from 1.99% to 1.84% for the R Class of Royce Global Value Fund effective July 1, 2015.
[10]	The committed net annual operating expense ratio cap has been reduced from 1.74% to 1.59% for the K Class of Royce Global Value Fund effective July 1, 2015.

DISTRIBUTOR:
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2015

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Global Financial Services Fund – Service Class	0.25%	$59,225	$5,150

Royce European Small-Cap Fund – Service Class	0.25%	23,909	–

Royce Global Value Fund – Service Class	0.25%	32,989	–

Royce Global Value Fund – Consultant Class	1.00%	80,269	–

Royce Global Value Fund – R Class	0.50%	301	–

Royce Global Value Fund – K Class	0.25%	29	–

Royce International Small-Cap Fund – Service Class	0.25%	36,308	–

Royce International Micro-Cap Fund – Service Class	0.25%	7,972	332

Royce International Premier Fund – Service Class	0.25%	5,125	699

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2015, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Royce Global Financial Services Fund	$11,879,021	$13,693,505

Royce European Small-Cap Fund	9,594,446	11,890,896

Royce Global Value Fund	21,395,673	51,746,526

Royce International Small-Cap Fund	19,798,009	23,546,685

Royce International Micro-Cap Fund	2,905,772	3,249,050

Royce International Premier Fund	2,726,414	3,096,850

42 | The Royce Funds 2015 Semiannual Report to Shareholders

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2015:
							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce European Small-Cap Fund – Investment Class	$–	$3,847	$93	$10,043	$–	$13,983	$13,983

Royce European Small-Cap Fund – Service Class	23,909	23,485	11,821	10,011	(10)	69,216	44,780

	23,909	27,332	11,914	20,054	(10)		58,763

Royce Global Value Fund – Investment Class	–	61,490	16,693	14,132	(3)	92,312	92,312

Royce Global Value Fund – Service Class	32,989	27,644	7,552	7,108	(31)	75,262	42,829

Royce Global Value Fund – Consultant Class	80,269	10,455	2,661	6,435	(10)	99,810	19,453

Royce Global Value Fund – R Class	301	2,989	6	836	–	4,132	3,802

Royce Global Value Fund – K Class	29	2,968	–	6,745	–	9,742	9,707

	113,588	105,546	26,912	35,256	(44)		168,103

Royce International Small-Cap Fund – Investment Class	–	3,031	30	9,738	–	12,799	12,798

Royce International Small-Cap Fund – Service Class	36,308	30,612	4,394	9,595	(9)	80,900	44,426

Royce International Small-Cap Fund – Institutional Class	–	2,978	20	9,885	–	12,883	12,883

	36,308	36,621	4,444	29,218	(9)		70,107

Royce International Premier Fund – Investment Class	–	5,724	317	11,032	–	17,073	17,073

Royce International Premier Fund – Service Class	5,125	7,729	1,349	9,411	(2)	23,612	18,068

	5,125	13,453	1,666	20,443	(2)		35,141

TAX INFORMATION:
At June 30, 2015, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Global Financial Services Fund	$49,161,415	$8,082,808	$10,656,507	$2,573,699

Royce European Small-Cap Fund	21,987,099	639,313	2,293,870	1,654,557

Royce Global Value Fund	68,468,687	1,470,924	6,458,923	4,987,999

Royce International Small-Cap Fund	30,009,309	1,511,790	3,203,889	1,692,099

Royce International Micro-Cap Fund	6,532,553	190,491	819,242	628,751

Royce International Premier Fund	7,883,847	1,121,631	1,400,791	279,160

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

The Royce Funds 2015 Semiannual Report to Shareholders | 43

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2015, and held for the entire six-month period ended June 30, 2015. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2015, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Investment Class Royce European Small-Cap Fund	$1,000.00	$1,116.42	$7.56	$1,000.00	$1,017.65	$7.20	1.44%

Royce Global Value Fund	1,000.00	1,077.11	7.42	1,000.00	1,017.65	7.20	1.44%

Royce International Small-Cap Fund	1,000.00	1,045.51	7.30	1,000.00	1,017.65	7.20	1.44%

Royce International Premier Fund	1,000.00	1,137.77	7.63	1,000.00	1,017.65	7.20	1.44%

Service Class Royce Global Financial Services Fund	1,000.00	1,072.20	7.66	1,000.00	1,017.41	7.45	1.49%

Royce European Small-Cap Fund	1,000.00	1,115.20	8.86	1,000.00	1,016.41	8.45	1.69%

Royce Global Value Fund	1,000.00	1,076.68	8.70	1,000.00	1,016.41	8.45	1.69%

Royce International Small-Cap Fund	1,000.00	1,044.90	8.57	1,000.00	1,016.41	8.45	1.69%

Royce International Micro-Cap Fund	1,000.00	1,074.53	8.69	1,000.00	1,016.41	8.45	1.69%

Royce International Premier Fund	1,000.00	1,137.16	8.96	1,000.00	1,016.41	8.45	1.69%

Consultant Class Royce Global Value Fund	1,000.00	1,071.88	12.53	1,000.00	1,012.69	12.18	2.44%

Institutional Class Royce International Small-Cap Fund	1,000.00	1,045.57	7.30	1,000.00	1,017.65	7.20	1.44%

R Class Royce Global Value Fund	1,000.00	1,074.19	10.23	1,000.00	1,014.93	9.94	1.99%

K Class Royce Global Value Fund	1,000.00	1,076.34	8.96	1,000.00	1,016.17	8.70	1.74%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

44 | The Royce Funds 2015 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 75 | Number of Funds Overseen: 27  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee1, President
Age: 50  |  Number of Funds Overseen: 27  |  Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 66   |  Number of Funds Overseen: 27  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 77 | Number of Funds Overseen: 27  |  Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 75 | Number of Funds Overseen: 27  |  Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 73 | Number of Funds Overseen: 45  |  Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 75  |  Number of Funds Overseen: 27  |  Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 69   |  Number of Funds Overseen: 45  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 57 | Number of Funds Overseen: 27  |  Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 47  |  Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53  |  Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48  |  Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55  |  Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2015 Semiannual Report to Shareholders  |  45

Board Approval of Investment Advisory Agreements

At meetings held on June 3-4, 2015, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund (“TRF”) relating to each of Royce Global Financial Services Fund (formerly Royce Financial Services Fund), Royce Global Value Fund, Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund), Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund), Royce International Micro-Cap Fund, and Royce International Premier Fund (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to the Funds by R&A would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain qualified and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

Overall, although the Funds generally achieved strong absolute performance during the 3-year and 5-year periods ended December 31, 2014, the Board noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, during those periods. The trustees noted that, as explained by R&A, the extraordinary monetary stimulus programs implemented by the Federal Reserve in the aftermath of the 2008 financial crisis (e.g., near zero interest rate policy, quantitative easing, “Operation Twist”, etc.) have produced significant relative performance headwinds for R&A’s value approach. These relative performance headwinds include: (i) small-cap equity returns well above historical averages; (ii) low equity market volatility; and (iii) historically low costs of capital for corporate issuers. As a result, companies with little-to-no earnings, high leverage, and high income yields generally have been the market leaders during the relevant 3-year and 5-year periods, not the higher quality companies generally favored by R&A (i.e., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital). The Board also noted that the relative performance for certain open-end funds advised by R&A for the 10-year period ended December 31, 2014, which includes a portion of the more historically customary market cycle that preceded the 2008 financial crisis, was quite strong.

These trends manifested themselves for Royce Global Financial Services Fund (“RFS”). The Sharpe Ratio for RFS ranked in the top quartile within its Morningstar category for the 10-year period ended December 31, 2014. RFS’s relative performance for the 3-year and 5-year periods ended December 31, 2014 was not, however, quite as strong (3rd quartile and 2nd quartile, respectively). Those Funds with more than 5 years but less than 10 years of performance exhibited similar relative performance patterns. Royce International Small-Cap Fund (“RIS”) has struggled in recent periods due, in part, to its overweighting of emerging market equities. This resulted in a 4th quartile Sharpe Ratio within the Foreign Small/Mid Blend Morningstar category for the 3-year and 5-year periods ended December 31, 2014. The Sharpe Ratio for Royce Global Value Fund (“RGV”) also fell in the 4th quartile within the World Stock category assigned by Morningstar for the 3-year and 5-year periods ended December 31, 2014. Similarly, the Sharpe Ratio for Royce European Small-Cap Fund (“RES”) placed in the 4th and 3rd quartiles within the Europe Stock Morningstar category for the 3-year and 5-year periods, respectively, ended December 31, 2014.

46  |  The Royce Funds 2015 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

Although Royce International Micro-Cap Fund (“RMI”) and Royce International Premier Fund (“RIP”) are among the newer open-end funds managed by R&A, the Board noted that these funds now have more than 3 years of performance. R&A’s general process of investing net inflows over longer periods of time led to larger cash positions and market lagging performance for most of these newer funds in their initial periods of operation. The Board noted that RIP ranked in the 3rd quartile and RMI placed in the 4th quartile within their respective Morningstar categories on the basis of their Sharpe Ratios for the 3-year period ended December 31, 2014.

The Board also noted that the peer groups included in the Morningstar materials for a number of Funds may not be appropriate for performance comparisons and that R&A had augmented the Morningstar data provided to the Board throughout the years by including performance information for other funds that R&A believes are comparable to those Funds.

In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for RFS, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2014 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2015.

The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indices and their competitors during preceding periods. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund: The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board noted that in 2004 breakpoints were added to the investment advisory fee for RFS and that the investment advisory fees for all of the remaining Funds included breakpoints since their respective inceptions. The Board also noted the new proposed lower fee schedule with breakpoints for RES, RGV, RIS, RMI, and RIP. The Board concluded that the current fee structure for RFS, and the new proposed fee structure for RES, RGV, RIS, RMI, and RIP, were reasonable and that shareholders sufficiently participated in economies of scale.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.

Although the net expense ratio for RFS ranked within the 4th quintile among its Morningstar peers, the Board noted that RFS had a relatively small peer group and that its net expense ratio of 1.40% was only 5 basis points higher than its peer median. The Board noted that the remaining Funds had 5th quintile net expense ratios. With respect to those, the Board noted that the net expense ratios of RES and RGV were 31 basis points higher than their peer group medians while those of RIS, RMI, and RIP were 10, 20, and 10 basis points, respectively, higher than their peer group medians. The Board took into account that a significant majority of RES’s and RGV’s peers are identified as large-cap funds by Morningstar, while RIS, RMI, and RIP had lower weighted average market capitalizations than a substantial majority of their peers. After taking into consideration that the level of work necessary to invest in micro- and small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which give rise to the generally higher net expense ratios, were appropriate for these Funds. The Board also noted the new proposed lower contractual fee structures for RES, RGV, RIS, RMI, and RIP.

The Board also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds.

The Board further noted that R&A has waived investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve: (i) the continuance of the existing Investment Advisory Agreement for RFS, concluding that a contract continuation on the existing terms for RFS was in the best interest of its shareholders and that the investment advisory fee rate for RFS was reasonable in relation to the services provided, and (ii) the amended Investment Advisory Agreement with the reduced fee schedule for each of RES, RGV, RIS, RMI, and RIP, concluding that a contract continuation on the amended terms for RES, RGV, RIS, RMI, and RIP was in the best interest of the shareholders of each such Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2015 Semiannual Report to Shareholders  |  47

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell(R) is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Europe Small Cap Index is an index of European small-cap stocks. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%.

Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

48  |  The Royce Funds 2015 Semiannual Report to Shareholders

This page is not part of the 2015 Semiannual Report to Shareholders

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $27 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $127 million invested in The Royce Funds and are often among the largest individual shareholders.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2.  Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6.  Investments.
 (a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark

Christopher D. Clark
President

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund

	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 28, 2015		Date: August 28, 2015